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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05426

                              AIM Investment Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/08

================================================================================

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]      AIM CHINA FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
     [TAYLOR       provide some perspective and encouragement to my fellow long-term investors.
      PHOTO]
                   MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve;

(2) Lipper Inc.


2            AIM CHINA FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
    [CROCKETT      believes in the wisdom of a long-term perspective and consistent investment
      PHOTO]       discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3            AIM CHINA FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   o  Valuation -- in absolute and relative
PERFORMANCE SUMMARY                                                                          terms.

For the fiscal year ended October 31, 2008, Class A shares of AIM China Fund, at net      o  Management/ franchise value --
asset value (NAV), underperformed the Fund's broad market index and peer group indexes       management and ownership, earnings
but performed in line with its style-specific index.                                         quality, balance sheet quality, product
                                                                                             quality.
   We attribute this performance mainly to positive stock selection in the financials
sector and an overweight position in information technology. Our cash position also       o  Earnings growth -- earnings per share
helped relative performance in a falling market. The largest detractors from relative        growth, growth in market share, origin
performance came from the consumer discretionary, telecommunication services and             of growth.
industrials sectors.
                                                                                          o  Liquidity -- days to get in and out,
   Your Fund's long-term performance appears later in this report.                           total turnover.

FUND VS. INDEXES                                                                             We consider selling a Fund holding if:

Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     o  We believe the stock is trading
not include applicable contingent deferred sales charges (CDSC) or front-end sales           significantly above its fair value.
charges, which would have reduced performance.
                                                                                          o  We believe a stock has negative
Class A Shares                                                                  -64.58%      earnings momentum or sequential
Class B Shares                                                                  -64.84       earnings downgrades, unless its
Class C Shares                                                                  -64.83       valuation is already very low or
Class Y Shares*                                                                 -64.58       distressed.
MSCI EAFE Index(triangle) (Broad Market Index)                                  -46.62
MSCI China Index(triangle) (Style-Specific Index)                               -64.83    o  We see a permanent, fundamental
Lipper China Region Funds Index(triangle)** (Peer Group Index)                  -62.22       deterioration in a company's business
Lipper China Region Funds Category Average (triangle)** (Former Peer Group)     -62.45       prospects.

(triangle)Lipper Inc.                                                                     o  We identify a more attractive
                                                                                             opportunity elsewhere.
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation
   of Fund performance.                                                                   MARKET CONDITIONS AND YOUR FUND

** The Fund has elected to use the Lipper China Region Funds Index as its                 International markets declined sharply
   peer-group index instead of the Lipper China Region Funds Category Average             during the fiscal year as a number of
   when the index became available.                                                       financial institutions world wide fell
=======================================================================================   victim to the broadening credit crisis.(1)
                                                                                          All countries within the developed markets
HOW WE INVEST                                mainland China that are listed on the Hong   based MSCI EAFE Index finished the period
                                             Kong Stock Exchange; firms incorporated in   in negative territory, while emerging
We adhere to a disciplined investment        Hong Kong whose main businesses are in       markets like China posted the largest
process focusing our investment process on   China and other China-related corporations   declines.
inefficiencies in the Chinese equity         listed in or outside Hong Kong. Within
market.                                      this framework, we seek to identify stocks      Economic growth momentum in China
                                             with the following characteristics:          slowed during the fiscal year as the
   Our investment process is                                                              country felt the effects of the global
multifactored. However, we primarily focus   o  Growth stocks selling at reasonable       financial crisis. China's economy expanded
on bottom-up stock selection, where we          prices.                                   by 9% in the third quarter of 2008, down
believe we can add the most value. Indexes                                                from 10.4% year-over-year in the first
are listed for reference only and the Fund   o  Quality stocks we believe to be           half of 2008.(2) Fixed asset investment
is not managed, and the portfolio is not        undervalued that will potentially         and retail sales growth continued to
constructed, to mimic any index.                benefit from a pick up in the earnings    demonstrate resilience, and exports
                                                cycle.                                    continued to hold up reasonably well at
   To capitalize on secular growth in                                                     21.5% year-over-year in September.(2)
China, we consider all listed companies in      In particular, we evaluate four main
China; companies incorporated in             criteria when we perform stock research:

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Financials                           36.7%   1. Diversified Banks                 19.1%    1. China Mobile Ltd.                 9.8%
Energy                               18.8    2. Integrated Oil & Gas               9.9     2. Industrial and Commercial Bank
Telecommunication Services           16.0    3. Wireless Telecommunication                       of China                       7.0
Information Technology                6.7          Services                        9.8     3. China Life Insurance Co., Ltd.
Utilities                             3.9    4. Life & Health Insurance            8.8           -Class H                       6.5
Consumer Staples                      3.3    5. Integrated Telecommunications              4. CNOOC Ltd.                        5.1
Consumer Discretionary                2.1          Services                        6.1     5. PetroChina Co. Ltd.-Class H       5.0
Materials                             1.4    ==========================================    6. China Petroleum and Chemical
Industrials                           1.1                                                        Corp. (Sinopec)-Class H        4.9
Money Market Funds Plus                                                                    7. China Construction Bank Corp.
   Other Assets Less Liabilities     10.0    ==========================================          -Class H                       4.9
==========================================   Total Net Assets           $103.5 million     8. China Unicom Ltd.                 3.4
                                             Total Number of Holdings*              39     9. Tencent Holdings Ltd.             3.2
                                             ==========================================   10. China Overseas Land & Investment
                                                                                                 Ltd.                           2.7
                                                                                          ==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4            AIM CHINA FUND

However, indicators of productivity, such    those stocks that have rallied and reached   The views and opinions expressed in
as industrial production and electricity     our price targets. We believe maintaining    management's discussion of Fund
power usage, showed deterioration over the   a focus on value is crucial in this          performance are those of Invesco Aim
past few months, reflecting the weakening    environment, and we have seen                Advisors, Inc. These views and opinions
of domestic demand and the anticipation of   opportunities to buy undervalued stocks.     are subject to change at any time based on
an exports-led slowdown. In particular,                                                   factors such as market and economic
industrial production registered a              In the first half of 2008, the Fund       conditions. These views and opinions may
19-month low of 11.4% year-over-year in      benefited from exposure to the financials    not be relied upon as investment advice or
September.(2) Meanwhile, consumer price      sector by overweighting banks and            recommendations, or as an offer for a
index inflation continued to decline to      underweighting property and insurance        particular security. The information is
4.6% year-over-year in September.(3) The     companies, mainly due to the good forward    not a complete analysis of every aspect of
decline was attributed to the fall in food   earnings visibility that Chinese banks       any market, country, industry, security or
prices as well as weakening demand for       offered. While earnings growth in banks      the Fund. Statements of fact are from
other products.                              for the first half of 2008 was positive,     sources considered reliable, but Invesco
                                             the growth in the second half of 2008 was    Aim Advisors, Inc. makes no representation
   All sectors of the Fund were in           not attractive due to the weaker economy     or warranty as to their completeness or
negative territory for the period. On an     as well as the narrowing of net interest     accuracy. Although historical performance
absolute basis, our holdings in the          margins. The exposure of Chinese banks to    is no guarantee of future results, these
financials and energy sectors detracted      the subprime-related crisis is generally     insights may help you understand our
the most from overall performance, while     small relative to their asset sizes and to   investment management philosophy.
our investments in utilities, as a           other overseas banks. We have started to
defensive measure amid the market            gradually increase our exposure to           See important Fund and index disclosures
volatility, detracted the least.             property and insurance companies, whose      later in this report.
                                             valuations have fallen to attractive
   Positive stock selection in the           levels.                                                  SAMANTHA HO
financials sector and an overweight                                                                   Chartered Financial Analyst,
position in information technology helped       We also continued to like                      [HO    investment director for
us to perform in line versus the MSCI        infrastructure-related industries as the        PHOTO]   INVESCO Hong Kong Limited,
China Index. Our cash position also          Chinese government has a sense of urgency                portfolio manager of AIM China
enhanced relative performance in a falling   in accelerating the country's                Fund. Ms. Ho began her investment career
market environment. On the other hand,       infrastructure development in areas          in 1989. She joined Invesco in 2004. She
stock selection and an overweight position   including transportation and power, to aid   earned a B.A. from Bryn Mawr College and
in the consumer discretionary sector         the recovery from recent natural disasters   an M.B.A. from the UCLA Graduate School of
detracted from the Fund's performance        and to support economic growth. After the    Management.
versus the benchmark as did our              close of the fiscal year, the Chinese
underweight exposure to the                  government announced a $580 billion                      MAY LO
telecommunication services sector. Stock     stimulus package to be spent before the                  Assistant portfolio manager
selection in industrials also hurt           end of 2010, with a focus on                      [LO    for INVESCO Hong Kong Limited,
relative performance for the period.         infrastructure-related industries.(3)           PHOTO]   is a portfolio manager of AIM
                                                                                                      China Fund. Ms. Lo joined
   Utility company CLP HOLDINGS was the                                                   Invesco in 2005. She earned an M.B.A. from
largest contributor to the Fund's               We remain committed to our discipline     Massachusetts Institute of Technology
performance for the fiscal year. We          and maintain our positive stance on the      Sloan Business School and a B.S. from
maintained a defensive strategy in view of   Chinese economy and stock market over the    Cornell University.
the extreme market volatility. As a          long term. We thank you for your
defensive sector, utilities added value      participation in AIM China Fund.
due to the generally steady cash flow and
higher earnings visibility of companies in   (1) Lipper Inc.
this sector.
                                             (2) National Bureau of Statistics (China)
   Telecommunications giant CHINA MOBILE
was among the largest detractors from Fund   (3) Xinhua
performance. The company's stock fell due
to concerns about the restructuring of
China's telecommunications industry. While
the company may eventually lose some of
its market share in the near term because
of increased competition, we believe China
Mobile -- the only company that has
invested in rural networks -- has reliable
products, services and fees.

   We continued to adhere to our
discipline and bottom-up research
capabilities to identify attractive
opportunities within our stock universe.
Our strategy is to hold on to what we
consider to be our attractively valued
holdings, defensive stocks and, at the
same time, take profits in


5               AIM CHINA FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            compare the Fund's performance to both the   results include reinvested dividends, but
comparable future results.                   old and the new indexes.                     they do not reflect sales charges.
                                                                                          Performance of an index of funds reflects
   Since the last reporting period, the         The data shown in the chart include       fund expenses and management fees;
Fund has elected to use the Lipper China     reinvested distributions, applicable sales   performance of a market index does not.
Region Funds Index as its peer group index   charges and Fund expenses including          Performance shown in the chart and
instead of the Lipper China Region Funds     management fees. Results for Class B         table(s) does not reflect deduction of
Category Average since the index became      shares are calculated as if a hypothetical   taxes a shareholder would pay on Fund
available during the reporting period.       shareholder had liquidated his entire        distributions or sale of Fund shares.
Because this is the first reporting period   investment in the Fund at the close of the
since we have adopted the new index, SEC     reporting period and paid the applicable
guidelines require that we                   contingent deferred sales charges. Index

continued from page 8

   ment professionals.                       assets of the Fund at period end for         o  Industry classifications used in this
                                             financial reporting purposes, and as such,      report are generally according to the
o  The returns shown in management's         the net asset values for shareholder            Global Industry Classification
   discussion of Fund performance are        transactions and the returns based on           Standard, which was developed by and is
   based on net asset values calculated      those net asset values may differ from the      the exclusive property and a service
   for shareholder transactions. Generally   net asset values and returns reported in        mark of MSCI Inc. and Standard &
   accepted accounting principles require    the Financial Highlights.                       Poor's.
   adjustments to be made to the net


6               AIM CHINA FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C (OLDEST SHARE CLASSES WITH SALES CHARGES)

Fund and index data from 3/31/06

                                                                                                                   Lipper China
                                                                                                     Lipper China  Region Funds
         AIM China Fund-  AIM China Fund-  AIM China Fund-                                           Region Funds    Category
  Date    Class A Shares   Class B Shares   Class C Shares  MSCI EAFE Index(1)  MSCI China Index(1)    Index(1)     Average (1)

3/31/06       $ 9450           $10000           $10000            $10000               $10000           $10000        $10000
   4/06         9545            10100            10090             10478                10524            10522         10504
   5/06         9308             9840             9840             10071                 9981            10034         10068
   6/06         9317             9850             9840             10070                10188            10000         10061
   7/06         9242             9761             9760             10170                10458            10068         10088
   8/06         9251             9761             9750             10449                10686            10250         10264
   9/06         9704            10241            10230             10465                11084            10467         10550
  10/06        10375            10931            10921             10873                11849            10980         11098
  11/06        11471            12081            12070             11197                13144            11994         12193
  12/06        12758            13437            13426             11549                15060            13072         13361
   1/07        12577            13235            13225             11627                14422            13192         13380
   2/07        12873            13537            13526             11721                14169            13186         13441
   3/07        13492            14170            14170             12020                14715            13568         13779
   4/07        14245            14944            14944             12554                15268            14002         14240
   5/07        15912            16694            16683             12774                16419            15152         15379
   6/07        17207            18041            18031             12789                18313            16418         16734
   7/07        19483            20413            20395             12601                20208            17630         17970
   8/07        20179            21128            21109             12404                21664            18250         18627
   9/07        23653            24758            24739             13068                25983            21235         21561
  10/07        27225            28479            28450             13581                30295            24222         24534
  11/07        23748            24828            24809             13135                26201            21399         21697
  12/07        22321            23313            23305             12839                25036            20628         20852
   1/08        18109            18907            18898             11653                19638            17060         17206
   2/08        18786            19592            19582             11820                21755            17791         17897
   3/08        16517            17217            17209             11695                19106            16136         16196
   4/08        18697            19478            19469             12330                22088            18043         18106
   5/08        18196            18950            18939             12450                20993            17710         17681
   6/08        15732            16369            16358             11432                18445            15496         15428
   7/08        15772            16400            16389             11065                18870            15415         15275
   8/08        14840            15426            15414             10617                17326            14430         14269
   9/08        12305            12782            12781              9082                13793            11829         11656
  10/08         9645             9725            10004              7249                10656             9150          8955
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (3/31/06)                 -1.39%   CLASS A SHARES
 1 Year                            -66.52    Inception (3/31/06)                  8.65%
                                              1 Year                            -50.85
CLASS B SHARES
Inception (3/31/06)                 -1.07%   CLASS B SHARES
 1 Year                            -66.54    Inception (3/31/06)                  9.27%
                                              1 Year                            -50.88
CLASS C SHARES
Inception (3/31/06)                  0.02%   CLASS C SHARES
 1 Year                            -65.18    Inception (3/31/06)                 10.31%
                                              1 Year                            -48.83
CLASS Y SHARES                               ==========================================
Inception                            0.79%
 1 Year                            -64.58
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER       THE NET ANNUAL FUND OPERATING EXPENSE     FIRST YEAR AFTER PURCHASE. CLASS Y SHARES
3, 2008; RETURNS SINCE THAT DATE ARE         RATIO SET FORTH IN THE MOST RECENT FUND      DO NOT HAVE A FRONT-END SALES CHARGE OR A
ACTUAL RETURNS. ALL OTHER RETURNS ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     CDSC; THEREFORE, PERFORMANCE IS AT NET
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      FOR CLASS A, CLASS B, CLASS C AND CLASS Y    ASSET VALUE.
PERFORMANCE AND RESTATED CLASS A SHARE       SHARES WAS 1.87%, 2.62%, 2.62% AND 1.62%,
PERFORMANCE (FOR PERIODS PRIOR TO THE        RESPECTIVELY.(1) THE TOTAL ANNUAL FUND          THE PERFORMANCE OF THE FUND'S SHARE
INCEPTION DATE OF CLASS Y SHARES) AT NET     OPERATING EXPENSE RATIO SET FORTH IN THE     CLASSES WILL DIFFER PRIMARILY DUE TO
ASSET VALUE. THE RESTATED CLASS A SHARE      MOST RECENT FUND PROSPECTUS AS OF THE DATE   DIFFERENT SALES CHARGE STRUCTURES AND
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASS EXPENSES.
APPLICABLE TO CLASS A SHARES AS WELL AS      C AND CLASS Y SHARES WAS 1.88%, 2.63%,
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    2.63% AND 1.63%, RESPECTIVELY. THE EXPENSE      A REDEMPTION FEE OF 2% WILL BE IMPOSED
RECEIVED BY CLASS A SHARES. CLASS A          RATIOS PRESENTED ABOVE MAY VARY FROM THE     ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
SHARES, INCEPTION DATE IS MARCH 31, 2006.    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   THE FUND WITHIN 31 DAYS OF PURCHASE.
                                             OF THIS REPORT THAT ARE BASED ON EXPENSES    EXCEPTIONS TO THE REDEMPTION FEE ARE
   THE PERFORMANCE DATA QUOTED REPRESENT     INCURRED DURING THE PERIOD COVERED BY THIS   LISTED IN THE FUND'S PROSPECTUS.
PAST PERFORMANCE AND CANNOT GUARANTEE        REPORT.
COMPARABLE FUTURE RESULTS; CURRENT                                                        (1) Total annual operating expenses less
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      CLASS A SHARE PERFORMANCE REFLECTS THE        any contractual fee waivers and/or
VISIT INVESCOAIM.COM FOR THE MOST RECENT     MAXIMUM 5.50% SALES CHARGE, AND CLASS B          expense reimbursements by the advisor
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   AND CLASS C SHARE PERFORMANCE REFLECTS THE       in effect through at least June 30,
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    APPLICABLE CONTINGENT DEFERRED SALES             2009. See current prospectus for more
IN NET ASSET VALUE AND THE EFFECT OF THE     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE       information.
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CDSC ON CLASS B SHARES DECLINES FROM 5%
STATED. INVESTMENT RETURN AND PRINCIPAL      BEGINNING AT THE TIME OF PURCHASE TO 0% AT
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    THE BEGINNING OF THE SEVENTH YEAR. THE
A GAIN OR LOSS WHEN YOU SELL SHARES.         CDSC ON CLASS C SHARES IS 1% FOR THE


7             AIM CHINA FUND

AIM CHINA FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Foreign securities have additional           ment or limited operating histories.
                                                risks, including exchange rate changes,      For additional information regarding
o  Effective September 30, 2003, only           political and economic upheaval,             the Fund's performance, please see the
   previously established qualified plans       relative lack of information,                Fund's prospectus.
   are eligible to purchase Class B shares      relatively low market liquidity, and
   of any AIM fund.                             the potential lack of strict financial    ABOUT INDEXES USED IN THIS REPORT
                                                and accounting controls and standards.
o  Class Y shares are available to only                                                   o  The MSCI EAFE--REGISTERED TRADEMARK--
   certain investors. Please see the         o  Investing in a single-country mutual         INDEX is a free float-adjusted market
   prospectus for more information.             fund involves greater risk than              capitalization index that is designed
                                                investing in a more diversified fund         to measure developed market equity
PRINCIPAL RISKS OF INVESTING IN THE FUND        due to lack of exposure to other             performance, excluding the U.S. and
                                                countries.                                   Canada.
o  Since a large percentage of the Fund's
   assets may be invested in securities of   o  Interest rate risk refers to the risk
   a limited number of companies, each          that bond prices generally fall as        o  The MSCI CHINA INDEX is a free
   investment has a greater effect on the       interest rates rise and vice versa.          float-adjusted market capitalization
   Fund's overall performance, and any                                                       index that is designed to measure
   change in the value of those securities   o  The Fund may use enhanced investment         equity market performance in China.
   could significantly affect the value of      techniques such as leveraging and
   your investment in the Fund.                 derivatives. Leveraging entails risks
                                                such as magnifying changes in the value   o  The LIPPER CHINA REGION FUNDS INDEX is
o  The values of convertible securities in      of the portfolio's securities.               an equally weighted representation of
   which the Fund invests may be affected       Derivatives are subject to counterparty      the largest funds in the Lipper China
   by market interest rates, the risk that      risk-the risk that the other party           Regions Funds category. These funds
   the issuer may default on interest or        will not complete the transaction with       concentrate their investments in equity
   principal payments, and the value of         the fund.                                    securities whose primary trading
   the underlying common stock into which                                                    markets or operations are concentrated
   these securities may be converted.        o  Certain securities issued by companies       in the China region or in a single
                                                in China may be less liquid, harder to       country within this region.
o  Credit risk is the risk of loss on an        sell and more volatile than many U.S
   investment due to the deterioration of       securities.
   an issuer's financial health. Such a                                                   o  The LIPPER CHINA REGION FUNDS CATEGORY
   deterioration of financial health may     o  There is no guarantee that the               AVERAGE represents an average of all of
   result in a reduction of the credit          investment techniques and risk analysis      the funds in the Lipper China Region
   rating of the issuer's securities and        used by the Fund's portfolio managers        Funds category. These funds concentrate
   may lead to the issuer's inability to        will produce the desired results.            their investments in equity securities
   honor its contractual obligations,                                                        whose primary trading markets or
   including making timely payment of        o  The prices of securities held by the         operations are concentrated in the
   interest and principal.                      Fund may decline in response to market       China region or in a single country
                                                risks.                                       within this region.
o  The Fund is subject to
   currency/exchange rate risk because it    o  The Fund may invest in A shares, which    o  The Fund is not managed to track the
   may buy or sell currencies other than        have limitations to repatriate Fund          performance of any particular index,
   the U.S. dollar.                             assets back to the U.S.                      including the indexes defined here, and
                                                                                             consequently, the performance of the
o  Investing in developing countries can     o  Political and economic conditions and        Fund may deviate significantly from the
   add additional risk, such as high rates      changes in regulatory, tax or economic       performance of the indexes.
   of inflation or sharply devalued             policy in China could significantly
   currencies against the U.S. dollar.          affect the market in that country and
   Transaction costs are often higher, and      surrounding or related countries.         o  A direct investment cannot be made in
   there may be delays in settlement                                                         an index. Unless otherwise indicated,
   procedures.                               o  The Fund's return during certain             index results include reinvested
                                                periods was positively impacted by its       dividends, and they do not reflect
o  Prices of equity securities change in        investments in initial public offerings      sales charges. Performance of an index
   response to many factors, including the      (IPOs). There can be no assurance that       of funds reflects fund expenses;
   historical and prospective earnings of       the Fund will have favorable IPO             performance of a market index does not.
   the issuer, the value of its assets,         investment opportunities in the future.
   general economic conditions, interest        Moreover, the prices of IPO securities    OTHER INFORMATION
   rates, investor perceptions and market       may go up and down more than prices of
   liquidity.                                   equity securities of companies with       o  The Chartered Financial ANALYST--REGIS-
                                                longer trading histories. In addition,       TERED TRADEMARK-- (CFA--REGISTERED
                                                companies offering securities in IPOs        TRADEMARK--) designation is a globally
                                                may have less experienced manage-            recognized standard for measuring the
                                                                                             competence and integrity of invest-

=======================================================================================   continued on page 6
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       AACFX
                                                                                          Class B Shares                       ABCFX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class C Shares                       CACFX
                                                                                          Class Y Shares                       AMCYX
                                                                                          ==========================================


8                                AIM CHINA FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-90.03%(b)

APPAREL RETAIL-0.39%

Pou Sheng International (Holdings) Ltd. (Hong
  Kong)(c)                                            3,935,000    $    399,691
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.87%

China Dongxiang Group Co.                             3,088,000         897,556
===============================================================================


COAL & CONSUMABLE FUELS-2.97%

China Coal Energy Co.-Class H                         1,459,000         859,418
-------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd.-Class H (Hong Kong)     1,195,000       2,213,773
===============================================================================
                                                                      3,073,191
===============================================================================


COMMUNICATIONS EQUIPMENT-0.69%

ZTE Corp.-Class H                                       320,640         711,619
===============================================================================


COMPUTER HARDWARE-0.67%

Lenovo Group Ltd. (Hong Kong)                         2,252,000         689,491
===============================================================================


CONSTRUCTION & ENGINEERING-1.14%

China Communications Construction Co. Ltd.-Class H    1,694,000       1,183,385
===============================================================================


CONSTRUCTION MATERIALS-0.36%

Anhui Conch Cement Co. Ltd.-Class H (Hong Kong)(c)      116,000         373,433
===============================================================================


DISTRIBUTORS-0.81%

Integrated Distribution Services Group Ltd. (Hong
  Kong)                                               1,000,000         838,721
===============================================================================


DIVERSIFIED BANKS-19.12%

Bank of China Ltd.-Class H                            6,536,000       1,941,849
-------------------------------------------------------------------------------
Bank of Communications Co. Ltd.-Class H               4,628,000       2,685,058
-------------------------------------------------------------------------------
BOC Hong Kong (Holdings) Ltd. (Hong Kong)             1,152,000       1,290,472
-------------------------------------------------------------------------------
China Construction Bank Corp.-Class H                10,422,000       5,065,551
-------------------------------------------------------------------------------
China Merchants Bank Co., Ltd.-Class H                1,013,000       1,528,911
-------------------------------------------------------------------------------
Industrial and Commercial Bank of China Ltd.-Class
  H                                                  15,629,000       7,271,523
===============================================================================
                                                                     19,783,364
===============================================================================


DIVERSIFIED REAL ESTATE ACTIVITIES-0.52%

Franshion Properties China Ltd. (Hong Kong)           2,822,000         544,378
===============================================================================


ELECTRONIC COMPONENTS-2.21%

Meadville Holdings Ltd.                              19,000,000       2,289,058
===============================================================================


ELECTRIC UTILITIES-1.52%

CLP Holdings Ltd. (Hong Kong)                           232,000       1,575,439
===============================================================================


GOLD-0.50%

Zijin Mining Group Co., Ltd.-Class H                  1,664,000         516,047
===============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.40%

China Resources Power Holdings Co. Ltd. (Hong
  Kong)                                                 900,000       1,761,332
-------------------------------------------------------------------------------
Datang International Power Generation Co.
  Ltd.-Class H                                        1,924,000         718,374
===============================================================================
                                                                      2,479,706
===============================================================================


INTEGRATED OIL & GAS-9.89%

China Petroleum and Chemical Corp. (Sinopec)-Class
  H                                                   7,670,000       5,066,907
-------------------------------------------------------------------------------
PetroChina Co. Ltd.-Class H                           6,628,000       5,165,484
===============================================================================
                                                                     10,232,391
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-6.11%

China Telecom Corp. Ltd.-Class H                      7,884,000       2,780,225
-------------------------------------------------------------------------------
China Unicom Ltd. (Hong Kong)                         2,456,322       3,538,030
===============================================================================
                                                                      6,318,255
===============================================================================


INTERNET SOFTWARE & SERVICES-3.17%

Tencent Holdings Ltd.                                   454,200       3,280,154
===============================================================================


INVESTMENT COMPANIES-EXCHANGE TRADED FUNDS-1.30%

iShares Asia Trust (Hong Kong)(c)                     1,265,600       1,343,453
===============================================================================


LIFE & HEALTH INSURANCE-8.84%

China Life Insurance Co., Ltd.-Class H                2,510,000       6,708,124
-------------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China Ltd.-Class
  H                                                     564,500       2,442,561
===============================================================================
                                                                      9,150,685
===============================================================================


OFFICE REIT'S-0.82%

Champion Real Estate Investment Trust (Hong Kong)     3,568,000         847,707
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-5.95%

CNOOC Ltd.                                            6,435,000       5,270,427
-------------------------------------------------------------------------------
CNPC Hong Kong Ltd. (Hong Kong)                       2,920,000         883,118
===============================================================================
                                                                      6,153,545
===============================================================================


PACKAGED FOODS & MEATS-1.26%

Want Want China Holdings Ltd.                         3,468,000       1,305,982
===============================================================================


PAPER PRODUCTS-0.57%

Shandong Chenming Paper Holdings Ltd.-Class H(c)      2,190,000         587,629
===============================================================================


PERSONAL PRODUCTS-2.07%

Hengan International Group Co. Ltd.                     761,000       2,146,260
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM CHINA FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT-3.99%

China Overseas Land & Investment Ltd. (Hong Kong)     2,508,000    $  2,793,634
-------------------------------------------------------------------------------
China Resources Land Ltd. (Hong Kong)                 1,298,000       1,336,091
===============================================================================
                                                                      4,129,725
===============================================================================


RETAIL REIT'S-2.05%

Link REIT (The) (Hong Kong)                           1,218,500       2,122,865
===============================================================================


WIRELESS TELECOMMUNICATION SERVICES-9.84%

China Mobile Ltd.                                     1,160,000      10,178,238
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $146,062,623)                                           93,151,968
===============================================================================



MONEY MARKET FUNDS-10.64%

Liquid Assets Portfolio-Institutional Class(d)        5,503,508       5,503,508
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              5,503,508       5,503,508
-------------------------------------------------------------------------------
     Total Money Market Funds (Cost $11,007,016)                     11,007,016
===============================================================================
TOTAL INVESTMENTS(e)-100.67% (Cost $157,069,639)                    104,158,984
===============================================================================
OTHER ASSETS LESS LIABILITIES-(0.67)%                                  (698,104)
===============================================================================
NET ASSETS-100.00%                                                 $103,460,880
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost $146,062,623)                           $ 93,151,968
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       11,007,016
================================================================================
     Total investments (Cost $157,069,639)                           104,158,984
================================================================================
Foreign currencies, at value (Cost $2,850)                                 2,882
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     1,173,318
--------------------------------------------------------------------------------
  Fund shares sold                                                       159,129
--------------------------------------------------------------------------------
  Dividends                                                               39,113
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          4,571
--------------------------------------------------------------------------------
Other assets                                                              38,458
================================================================================
     Total assets                                                    105,576,455
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                1,452,647
--------------------------------------------------------------------------------
  Fund shares reacquired                                                 317,842
--------------------------------------------------------------------------------
  Accrued fees to affiliates                                             154,035
--------------------------------------------------------------------------------
  Accrued other operating expenses                                       180,555
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        10,496
================================================================================
     Total liabilities                                                 2,115,575
================================================================================
Net assets applicable to shares outstanding                         $103,460,880
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $249,817,586
--------------------------------------------------------------------------------
Undistributed net investment income                                      358,242
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (93,804,896)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (52,910,052)
================================================================================
                                                                    $103,460,880
________________________________________________________________________________
================================================================================



NET ASSETS:

Class A                                                             $ 69,459,857
________________________________________________________________________________
================================================================================
Class B                                                             $ 11,624,652
________________________________________________________________________________
================================================================================
Class C                                                             $ 21,547,999
________________________________________________________________________________
================================================================================
Class Y                                                             $    569,244
________________________________________________________________________________
================================================================================
Institutional Class                                                 $    259,128
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                7,074,753
________________________________________________________________________________
================================================================================
Class B                                                                1,203,524
________________________________________________________________________________
================================================================================
Class C                                                                2,233,473
________________________________________________________________________________
================================================================================
Class Y                                                                   57,971
________________________________________________________________________________
================================================================================
Institutional Class                                                       26,154
________________________________________________________________________________
================================================================================
Class A:
  Net asset value per share                                         $       9.82
--------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.82 divided by 94.50%)                   $      10.39
________________________________________________________________________________
================================================================================
Class B:
  Net asset value and offering price per share                      $       9.66
________________________________________________________________________________
================================================================================
Class C:
  Net asset value and offering price per share                      $       9.65
________________________________________________________________________________
================================================================================
Class Y:
  Net asset value and offering price per share                      $       9.82
________________________________________________________________________________
================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       9.91
________________________________________________________________________________
================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM CHINA FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $25,500)                            $   5,661,119
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                             340,087
================================================================================================
     Total investment income                                                           6,001,206
================================================================================================


EXPENSES:

Advisory fees                                                                          2,607,205
------------------------------------------------------------------------------------------------
Administrative services fees                                                              95,027
------------------------------------------------------------------------------------------------
Custodian fees                                                                           333,762
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                468,692
------------------------------------------------------------------------------------------------
  Class B                                                                                282,078
------------------------------------------------------------------------------------------------
  Class C                                                                                625,996
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                     806,643
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         699
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 23,793
------------------------------------------------------------------------------------------------
Other                                                                                    336,689
================================================================================================
     Total expenses                                                                    5,580,584
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (38,457)
================================================================================================
     Net expenses                                                                      5,542,127
================================================================================================
Net investment income                                                                    459,079
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (93,044,274)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (100,153)
================================================================================================
                                                                                     (93,144,427)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (204,449,330)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                         123
================================================================================================
                                                                                    (204,449,207)
================================================================================================
Net realized and unrealized gain (loss)                                             (297,593,634)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(297,134,555)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008             2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $     459,079     $   (227,476)
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (93,144,427)      13,750,604
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (204,449,207)     149,643,832
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (297,134,555)     163,166,960
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (221,048)        (169,696)
----------------------------------------------------------------------------------------------------------
  Class B                                                                              --          (28,185)
----------------------------------------------------------------------------------------------------------
  Class C                                                                              --          (26,445)
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                              (5,457)          (7,987)
==========================================================================================================
     Total distributions from net investment income                              (226,505)        (232,313)
==========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (9,017,711)              --
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,209,567)              --
----------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,141,859)              --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (74,510)              --
==========================================================================================================
     Total distributions from net realized gains                              (13,443,647)             --
==========================================================================================================
Share transactions-net:
  Class A                                                                    (106,755,882)     259,091,269
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (9,157,656)      31,038,425
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (36,102,039)      92,044,841
----------------------------------------------------------------------------------------------------------
  Class Y                                                                         704,668               --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,826,719)       1,415,639
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (153,137,628)     383,590,174
==========================================================================================================
     Net increase (decrease) in net assets                                   (463,942,335)     546,524,821
==========================================================================================================


NET ASSETS:

  Beginning of year                                                           567,403,215       20,878,394
==========================================================================================================
  End of year (includes undistributed net investment income of $358,242
     and $194,922, respectively)                                            $ 103,460,880     $567,403,215
__________________________________________________________________________________________________________
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM CHINA FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM China Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM CHINA FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

        Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

        Transaction costs are often higher and there may be delays in settlement procedures.

        Certain securities issued by companies in China may be less liquid, harder to sell and more volatile than many U.S. securities.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

15        AIM CHINA FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Hong Kong Limited, the Advisor paid Invesco Hong Kong Limited 40% of the amount of the Advisor's compensation on sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.05%, 2.80%, 2.80%, 1.80% and 1.80% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $15,470.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $2,470.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

16        AIM CHINA FUND
limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $337,056 in front-end sales commissions from the sale of Class A shares and $65,445, $278,966 and $497,398 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $20,517.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $3,458 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM CHINA FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                  2008          2007
------------------------------------------------------------------------------------------------------
Ordinary income                                                               $13,079,687     $232,313
------------------------------------------------------------------------------------------------------
Long-term capital gain                                                            590,465           --
======================================================================================================
Total distributions                                                           $13,670,152     $232,313
______________________________________________________________________________________________________
======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    376,019
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (55,790,001)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                             603
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (12,283)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (90,931,044)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        249,817,586
================================================================================================
Total net assets                                                                    $103,460,880
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                   $90,931,044
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $258,844,067 and $394,082,116, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    142,636
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (55,932,637)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(55,790,001)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $159,948,985.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on October 31, 2008, undistributed net investment income (loss) was decreased by $69,254, undistributed net realized gain was increased by $92,338 and shares of beneficial interest decreased by $23,084. This reclassification had no effect on the net assets of the Fund.


18        AIM CHINA FUND

NOTE 9--SHARE INFORMATION


                                                SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     6,523,696     $ 132,997,795     15,068,860     $309,379,576
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       725,706        14,659,700      2,117,762       41,435,305
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     2,045,319        44,586,448      5,219,270      111,652,901
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     63,802           766,030             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            57,563         1,282,405        142,968        3,143,338
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       368,758         8,164,317         13,161          165,308
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        52,744         1,156,163          2,167           27,133
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       129,748         2,841,472          2,024           25,339
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             3,372            74,932            619            7,783
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       108,243         1,946,451         34,531          688,092
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (109,651)       (1,946,451)       (34,786)        (688,092)
=========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (13,404,560)     (249,864,445)    (2,932,819)     (51,141,707)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,273,996)      (23,027,068)      (539,990)      (9,735,921)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (4,434,414)      (83,529,959)      (988,568)     (19,633,399)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (5,831)          (61,362)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (162,148)       (3,184,056)       (92,185)      (1,735,482)
=========================================================================================================================
Net increase (decrease) in share activity                    (9,311,649)    $(153,137,628)    18,013,014     $383,590,174
_________________________________________________________________________________________________________________________
=========================================================================================================================




(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 11% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

CLASS                                                                        SHARES       AMOUNT
-------------------------------------------------------------------------------------------------
Class Y                                                                      62,515     $ 751,430
-------------------------------------------------------------------------------------------------
Class A                                                                     (62,515)     (751,430)
_________________________________________________________________________________________________
=================================================================================================




(c) Net of redemption fees of $305,496 and $200,553 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


19        AIM CHINA FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                  NET GAINS
                                                  (LOSSES)
                        NET ASSET      NET      ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT       (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND   INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD   (LOSS)(a)  UNREALIZED)(b)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       $28.59     $ 0.07        $(18.15)      $(18.08)    $(0.01)       $(0.68)        $(0.69)      $ 9.82
Year ended 10/31/07        10.98       0.01          17.70         17.71      (0.10)           --          (0.10)       28.59
Year ended 10/31/06(f)     10.00       0.09           0.89          0.98         --            --             --        10.98
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08        28.32      (0.06)        (17.92)       (17.98)        --         (0.68)         (0.68)        9.66
Year ended 10/31/07        10.93      (0.14)         17.60         17.46      (0.07)           --          (0.07)       28.32
Year ended 10/31/06(f)     10.00       0.05           0.88          0.93         --            --             --        10.93
-------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08        28.29      (0.06)        (17.90)       (17.96)        --         (0.68)         (0.68)        9.65
Year ended 10/31/07        10.92      (0.14)         17.58         17.44      (0.07)           --          (0.07)       28.29
Year ended 10/31/06(f)     10.00       0.05           0.87          0.92         --            --             --        10.92
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(h)     12.02       0.00          (2.20)        (2.20)        --            --             --         9.82
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08        28.72       0.17         (18.25)       (18.08)     (0.05)        (0.68)         (0.73)        9.91
Year ended 10/31/07        10.99       0.09          17.74         17.83      (0.10)           --          (0.10)       28.72
Year ended 10/31/06(f)     10.00       0.11           0.88          0.99         --            --             --        10.99
_______________________________________________________________________________________________________________________________
===============================================================================================================================

                                                        RATIO OF          RATIO OF
                                                        EXPENSES          EXPENSES
                                                       TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                       NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                      NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                          TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                        RETURN(c)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       (64.58)%     $ 69,460           1.75%(e)          1.76%(e)        0.39%(e)       94%
Year ended 10/31/07       162.36        385,401           1.85              1.86            0.04          102
Year ended 10/31/06(f)      9.80         14,212           2.09(g)           4.14(g)         1.60(g)        80
-----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08       (64.84)        11,625           2.50(e)           2.51(e)        (0.36)(e)       94
Year ended 10/31/07       160.56         51,222           2.60              2.61           (0.71)         102
Year ended 10/31/06(f)      9.30          2,881           2.84(g)           4.89(g)         0.85(g)        80
-----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08       (64.83)        21,548           2.50(e)           2.51(e)        (0.36)(e)       94
Year ended 10/31/07       160.52        127,122           2.60              2.61           (0.71)         102
Year ended 10/31/06(f)      9.20          2,950           2.84(g)           4.89(g)         0.85(g)        80
-----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(h)    (18.30)           569           1.80(e)(g)        1.81(e)(g)      0.34(e)(g)     94
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08       (64.37)           259           1.26(e)           1.27(e)         0.88(e)        94
Year ended 10/31/07       163.45          3,658           1.35              1.36            0.53          102
Year ended 10/31/06(f)      9.90            835           1.84(g)           3.48(g)         1.85(g)        80
_________________________________________________________________________________________________________________
=================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C and Institutional Class shares of $0.02, $0.03 and $0.02 per share for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, respectively. Redemption fees added to shares of beneficial interest for Class Y shares were less than $0.005 per share for the period ended October 31, 2008.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $187,477, $28,208, $62,600, $582 and $1,312 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)  Commencement date of March 31, 2006.
(g)  Annualized.
(h)  Commencement date of October 3, 2008.



20        AIM CHINA FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


21        AIM CHINA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM China Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM CHINA FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $515.80        $ 7.24      $1,015.58       $ 9.63       1.90%
---------------------------------------------------------------------------------------------------
        B            1,000.00        514.10         10.09       1,011.81        13.40       2.65
---------------------------------------------------------------------------------------------------
        C            1,000.00        513.80         10.08       1,011.81        13.40       2.65
---------------------------------------------------------------------------------------------------
        Y            1,000.00        817.00          1.30       1,016.09         9.12       1.80
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM CHINA FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     comparative performance and fee data         Trustees recognized that the advisory
Investment Funds is required under the       regarding the AIM Funds prepared by an       arrangements and resulting advisory fees
Investment Company Act of 1940 to approve    independent company, Lipper, Inc.            for the Fund and the other AIM Funds are
annually the renewal of the AIM China        (Lipper), under the direction and            the result of years of review and
Fund's (the Fund) investment advisory        supervision of the independent Senior        negotiation between the Trustees and
agreement with Invesco Aim Advisors, Inc.    Officer who also prepares a separate         Invesco Aim, that the Trustees may focus
(Invesco Aim). During contract renewal       analysis of this information for the         to a greater extent on certain aspects of
meetings held on June 18-19, 2008, the       Trustees. Each Sub-Committee then makes      these arrangements in some years than in
Board as a whole and the disinterested or    recommendations to the Investments           others, and that the Trustees'
"independent" Trustees, voting separately,   Committee regarding the performance, fees    deliberations and conclusions in a
approved the continuance of the Fund's       and expenses of their assigned funds. The    particular year may be based in part on
investment advisory agreement for another    Investments Committee considers each         their deliberations and conclusions of
year, effective July 1, 2008. In doing so,   Sub-Committee's recommendations and makes    these same arrangements throughout the
the Board determined that the Fund's         its own recommendations regarding the        year and in prior years.
investment advisory agreement is in the      performance, fees and expenses of the AIM
best interests of the Fund and its           Funds to the full Board. The Investments     FACTORS AND CONCLUSIONS AND SUMMARY OF
shareholders and that the compensation to    Committee also considers each                INDEPENDENT WRITTEN FEE EVALUATION
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making
advisory agreement is fair and reasonable.   its annual recommendation to the Board       The discussion below serves as a summary
                                             whether to approve the continuance of each   of the Senior Officer's independent
   The independent Trustees met separately   AIM Fund's investment advisory agreement     written evaluation with respect to the
during their evaluation of the Fund's        and sub-advisory agreements for another      Fund's investment advisory agreement as
investment advisory agreement with           year.                                        well as a discussion of the material
independent legal counsel from whom they                                                  factors and related conclusions that
received independent legal advice, and the      The independent Trustees are assisted     formed the basis for the Board's approval
independent Trustees also received           in their annual evaluation of the Fund's     of the Fund's investment advisory
assistance during their deliberations from   investment advisory agreement by the         agreement and sub-advisory agreements.
the independent Senior Officer, a            independent Senior Officer. One              Unless otherwise stated, information set
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   forth below is as of June 19, 2008 and
reports directly to the independent          manage the process by which the AIM Funds'   does not reflect any changes that may have
Trustees.                                    proposed management fees are negotiated      occurred since that date, including but
                                             during the annual contract renewal process   not limited to changes to the Fund's
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      performance, advisory fees, expense
                                             manner that is at arms' length and           limitations and/or fee waivers.
The Board's Investments Committee has        reasonable. Accordingly, the Senior
established three Sub-Committees that are    Officer must either supervise a              I. Investment Advisory Agreement
responsible for overseeing the management    competitive bidding process or prepare an
of a number of the series portfolios of      independent written evaluation. The Senior      A. Nature, Extent and Quality of
the AIM Funds. This Sub-Committee            Officer has recommended that an                    Services Provided by Invesco Aim
structure permits the Trustees to focus on   independent written evaluation be provided
the performance of the AIM Funds that have   and, at the direction of the Board, has      The Board reviewed the advisory services
been assigned to them. The Sub-Committees    prepared an independent written              provided to the Fund by Invesco Aim under
meet throughout the year to review the       evaluation.                                  the Fund's investment advisory agreement,
performance of their assigned funds, and                                                  the performance of Invesco Aim in
the Sub-Committees review monthly and           During the annual contract renewal        providing these services, and the
quarterly comparative performance            process, the Board considered the factors    credentials and experience of the officers
information and periodic asset flow data     discussed below under the heading "Factors   and employees of Invesco Aim who provide
for their assigned funds. These materials    and Conclusions and Summary of Independent   these services. The Board's review of the
are prepared under the direction and         Written Fee Evaluation" in evaluating the    qualifications of Invesco Aim to provide
supervision of the independent Senior        fairness and reasonableness of the Fund's    these services included the Board's
Officer. Over the course of each year, the   investment advisory agreement and            consideration of Invesco Aim's portfolio
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      and product review process, various back
managers for their assigned funds and        renewal meetings and at their meetings       office support functions provided by
other members of management and review       throughout the year as part of their         Invesco Aim, and Invesco Aim's equity and
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    fixed income trading operations. The Board
investment objective(s), policies,           investment advisory agreement and            concluded that the nature, extent and
strategies and limitations of these funds.   sub-advisory agreements were considered      quality of the advisory services provided
                                             separately, although the Board also          to the Fund by Invesco Aim were
   In addition to their meetings             considered the common interests of all of    appropriate and that Invesco Aim currently
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    is providing satisfactory advisory
meet at designated contract renewal          Board considered all of the information      services in accordance with the terms of
meetings each year to conduct an in-depth    provided to them and did not identify any    the Fund's investment advisory agreement.
review of the performance, fees and          particular factor that was controlling.      In addition, based on their ongoing
expenses of their assigned funds. During     Each Trustee may have evaluated the          meetings throughout the year with the
the contract renewal process, the Trustees   information provided differently from one    Fund's portfolio manager or managers, the
receive                                      another and attributed different weight to   Board concluded that these individuals are
                                             the various factors. The                     competent and able to continue to carry
                                                                                          out their responsibilities under the

                                                                                                                           continued


24            AIM CHINA FUND

Fund's investment advisory agreement.        contractual advisory fee rate was below      economies of scale through contractual
                                             the median contractual advisory fee rate     breakpoints in the Fund's advisory fee
   In determining whether to continue the    of funds in its expense group. The Board     schedule or through advisory fee waivers
Fund's investment advisory agreement, the    also reviewed the methodology used by        or expense limitations. The Board noted
Board considered the prior relationship      Lipper in determining contractual fee        that the Fund's contractual advisory fee
between Invesco Aim and the Fund, as well    rates.                                       schedule includes seven breakpoints and
as the Board's knowledge of Invesco Aim's                                                 that the level of the Fund's advisory
operations, and concluded that it was           The Board also compared the Fund's        fees, as a percentage of the Fund's net
beneficial to maintain the current           effective fee rate (the advisory fee after   assets, has decreased as net assets
relationship, in part, because of such       any advisory fee waivers and before any      increased because of the breakpoints.
knowledge. The Board also considered the     expense limitations/waivers) to the          Based on this information, the Board
steps that Invesco Aim and its affiliates    advisory fee rates of other clients of       concluded that the Fund's advisory fees
have taken over the last several years to    Invesco Aim and its affiliates with          would reflect economies of scale at higher
improve the quality and efficiency of the    investment strategies comparable to those    asset levels. The Board also noted that
services they provide to the AIM Funds in    of the Fund, including nine offshore funds   the Fund shares directly in economies of
the areas of investment performance,         advised by the Invesco Aim affiliate that    scale through lower fees charged by third
product line diversification,                sub-advises the Fund. The Board noted that   party service providers based on the
distribution, fund operations, shareholder   the Fund's rate was below the rates for      combined size of all of the AIM Funds and
services and compliance. The Board           the offshore funds advised by the Invesco    affiliates.
concluded that the quality and efficiency    Aim affiliate.
of the services Invesco Aim and its                                                          E. Profitability and Financial
affiliates provide to the AIM Funds in          Additionally, the Board compared the            Resources of Invesco Aim
each of these areas have generally           Fund's effective fee rate to the total
improved, and support the Board's approval   advisory fees paid by numerous separately    The Board reviewed information from
of the continuance of the Fund's             managed accounts/wrap accounts advised by    Invesco Aim concerning the costs of the
investment advisory agreement.               Invesco Aim affiliates. The Board noted      advisory and other services that Invesco
                                             that the Fund's rate was generally above     Aim and its affiliates provide to the Fund
   B. Fund Performance                       the rates for the separately managed         and the profitability of Invesco Aim and
                                             accounts/ wrap accounts. The Board           its affiliates in providing these
The Board noted that the Fund recently       considered that management of the            services. The Board also reviewed
began operations and that only one           separately managed accounts/wrap accounts    information concerning the financial
calendar year of comparative performance     by the Invesco Aim affiliates involves       condition of Invesco Aim and its
data was available. The Board compared the   different levels of services and different   affiliates. The Board also reviewed with
Fund's performance during the past           operational and regulatory requirements      Invesco Aim the methodology used to
calendar year to the performance of funds    than Invesco Aim's management of the Fund.   prepare the profitability information. The
in the Fund's performance group that are     The Board concluded that these differences   Board considered the overall profitability
not managed by Invesco Aim, and against      are appropriately reflected in the fee       of Invesco Aim, as well as the
the performance of all funds in the Lipper   structure for the Fund.                      profitability of Invesco Aim in connection
China Region Funds Index. The Board also                                                  with managing the Fund. The Board noted
reviewed the criteria used by Invesco Aim       The Board noted that Invesco Aim has      that Invesco Aim continues to operate at a
to identify the funds in the Fund's          contractually agreed to waive fees and/or    net profit, although increased expenses in
performance group for inclusion in the       limit expenses of the Fund through at        recent years have reduced the
Lipper reports. The Board noted that the     least June 30, 2009 in an amount necessary   profitability of Invesco Aim and its
Fund's performance was in the first          to limit total annual operating expenses     affiliates. The Board concluded that the
quintile of its performance group for the    to a specified percentage of average daily   Fund's fees were fair and reasonable, and
one year period (the first quintile being    net assets for each class of the Fund. The   that the level of profits realized by
the best performing funds and the fifth      Board considered the contractual nature of   Invesco Aim and its affiliates from
quintile being the worst performing          this fee waiver and noted that it remains    providing services to the Fund was not
funds). The Board noted that the Fund's      in effect until at least June 30, 2009.      excessive in light of the nature, quality
performance was above the performance of     The Board also considered the effect this    and extent of the services provided. The
the Index for the one year period. The       expense limitation would have on the         Board considered whether Invesco Aim is
Board also considered the steps Invesco      Fund's estimated total expenses.             financially sound and has the resources
Aim has taken over the last several years                                                 necessary to perform its obligations under
to improve the quality and efficiency of        After taking account of the Fund's        the Fund's investment advisory agreement,
the services that Invesco Aim provides to    contractual advisory fee rate, as well as    and concluded that Invesco Aim has the
the AIM Funds. The Board concluded that      the comparative advisory fee information     financial resources necessary to fulfill
Invesco Aim continues to be responsive to    and the expense limitation discussed         these obligations.
the Board's focus on fund performance.       above, the Board concluded that the Fund's
                                             advisory fees were fair and reasonable.         F. Independent Written Evaluation of
   C. Advisory Fees and Fee Waivers                                                             the Fund's Senior Officer
                                                D. Economies of Scale and Breakpoints
The Board compared the Fund's contractual                                                 The Board noted that, at their direction,
advisory fee rate to the contractual         The Board considered the extent to which     the Senior Officer of the Fund, who is
advisory fee rates of funds in the Fund's    there are economies of scale in Invesco      independent of Invesco Aim and Invesco
Lipper expense group that are not managed    Aim's provision of advisory services to      Aim's affiliates, had prepared an
by Invesco Aim, at a common asset level      the Fund. The Board also considered          independent written evaluation to assist
and as of the end of the past calendar       whether the Fund benefits from such          the Board in determining the
year. The Board noted that the Fund's                                                     reasonableness of the proposed management
                                                                                          fees of the AIM Funds, including the Fund.
                                                                                          The
                                                                                                                           continued


25              AIM CHINA FUND

Board noted that they had relied upon the    The Board noted that Invesco Aim will           B. Fund Performance
Senior Officer's written evaluation          receive advisory fees from these
instead of a competitive bidding process.    affiliated money market funds attributable   The Board did view Fund performance as a
In determining whether to continue the       to such investments, although Invesco Aim    relevant factor in considering whether to
Fund's investment advisory agreement, the    has contractually agreed to waive through    approve the sub-advisory agreements for
Board considered the Senior Officer's        at least June 30, 2009, the advisory fees    the Fund, as one of the Affiliated
written evaluation.                          payable by the Fund in an amount equal to    Subadvisers currently serves as the
                                             100% of the net advisory fees Invesco Aim    sub-adviser to the Fund. The Board
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market    compared the Fund's performance during the
      and its Affiliates                     funds with respect to the Fund's             past calendar year to the performance of
                                             investment of uninvested cash, but not       funds in the Fund's performance group that
The Board considered various other           cash collateral. The Board considered the    are not managed by Invesco Aim, and
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    against the performance of all funds in
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     the Lipper China Region Funds Index. The
relationship with the Fund, including the    least June 30, 2009. The Board concluded     Board also reviewed the criteria used by
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Invesco Aim to identify the funds in the
affiliates for their provision of            cash and cash collateral from any            Fund's performance group for inclusion in
administrative, transfer agency and          securities lending arrangements in the       the Lipper reports. The Board noted that
distribution services to the Fund. The       affiliated money market funds is in the      the Fund's performance was in the first
Board considered the performance of          best interests of the Fund and its           quintile of its performance group for the
Invesco Aim and its affiliates in            shareholders.                                one year period (the first quintile being
providing these services and the                                                          the best performing funds and the fifth
organizational structure employed by         II. Sub-Advisory Agreements                  quintile being the worst performing
Invesco Aim and its affiliates to provide                                                 funds). The Board noted that the Fund's
these services. The Board also considered       A. Nature, Extent and Quality of          performance was above the performance of
that these services are provided to the            Services Provided by Affiliated        the Index for the one year period. The
Fund pursuant to written contracts which           Sub-Advisers                           Board also considered the steps Invesco
are reviewed and approved on an annual                                                    Aim has taken over the last several years
basis by the Board. The Board concluded      The Board reviewed the services to be        to improve the quality and efficiency of
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    the services that Invesco Aim provides to
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          the AIM Funds. The Board concluded that
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco    Invesco Aim continues to be responsive to
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco    the Board's focus on fund performance.
continue to provide these services to the    Australia Limited, Invesco Global Asset
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong       C. Sub-Advisory Fees
                                             Limited, Invesco Institutional (N.A.),
   The Board considered the benefits         Inc. and Invesco Senior Secured              The Board considered the services to be
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          provided by the Affiliated Sub-Advisers
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         pursuant to the sub-advisory agreements
through "soft dollar" arrangements. Under    sub-advisory agreements and the              and the services to be provided by Invesco
these arrangements, portfolio brokerage      credentials and experience of the officers   Aim pursuant to the Fund's investment
commissions paid by the Fund and/or other    and employees of the Affiliated              advisory agreement, as well as the
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          allocation of fees between Invesco Aim and
pay for research and execution services.     services. The Board concluded that the       the Affiliated Sub-Advisers pursuant to
The Board noted that soft dollar             nature, extent and quality of the services   the sub-advisory agreements. The Board
arrangements shift the payment obligation    to be provided by the Affiliated             noted that the sub-advisory fees have no
for the research and execution services      Sub-Advisers were appropriate. The Board     direct effect on the Fund or its
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,      shareholders, as they are paid by Invesco
therefore may reduce Invesco Aim's           which have offices and personnel that are    Aim to the Affiliated Sub-Advisers, and
expenses. The Board also noted that          geographically dispersed in financial        that Invesco Aim and the Affiliated
research obtained through soft dollar        centers around the world, have been formed   Sub-Advisers are affiliates. After taking
arrangements may be used by Invesco Aim in   in part for the purpose of researching and   account of the Fund's contractual
making investment decisions for the Fund     compiling information and making             sub-advisory fee rate, as well as other
and may therefore benefit Fund               recommendations on the markets and           relevant factors, the Board concluded that
shareholders. The Board concluded that       economies of various countries and           the Fund's sub-advisory fees were fair and
Invesco Aim's soft dollar arrangements       securities of companies located in such      reasonable.
were appropriate. The Board also concluded   countries or on various types of
that, based on their review and              investments and investment techniques, and      D. Financial Resources of the
representations made by Invesco Aim, these   providing investment advisory services.            Affiliated Sub-Advisers
arrangements were consistent with            The Board concluded that the sub-advisory
regulatory requirements.                     agreements will benefit the Fund and its     The Board considered whether each
                                             shareholders by permitting Invesco Aim to    Affiliated Sub-Adviser is financially
   The Board considered the fact that the    utilize the additional resources and         sound and has the resources necessary to
Fund's uninvested cash and cash collateral   talent of the Affiliated Sub-Advisers in     perform its obligations under its
from any securities lending arrangements     managing the Fund.                           respective sub-advisory agreement, and
may be invested in money market funds                                                     concluded that each Affiliated Sub-Adviser
advised by Invesco Aim pursuant to                                                        has the financial resources necessary to
procedures approved by the Board.                                                         fulfill these obligations.


26              AIM CHINA FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $590,465
     Qualified Dividend Income*                              2.30%
     Corporate Dividends Received Deduction*                    0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.61%, 99.60%, 99.88%, and 99.94%, respectively.



27        AIM CHINA FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM CHINA FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM CHINA FUND

Supplement to Annual Report dated 10/31/08

AIM CHINA FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    A redemption fee of 2% will be imposed
                                             For periods ended 10/31/08                   on certain redemptions or exchanges out of
The following information has been                                                        the Fund within 31 days of purchase.
prepared to provide Institutional Class      Inception (3/31/06)                  1.21%   Exceptions to the redemption fee are
shareholders with a performance overview      1 Year                            -64.37    listed in the Fund's prospectus.
specific to their holdings. Institutional    ==========================================
Class shares are offered exclusively to                                                      Please note that past performance is
institutional investors, including defined   ==========================================   not indicative of future results. More
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 recent returns may be more or less than
criteria.                                    For periods ended 9/30/08, most recent       those shown. All returns assume
                                             calendar quarter-end                         reinvestment of distributions at NAV.
                                                                                          Investment return and principal value will
                                             Inception (3/31/06)                 11.56%   fluctuate so your shares, when redeemed,
                                              1 Year                            -47.70    may be worth more or less than their
                                             ==========================================   original cost. See full report for
                                                                                          information on comparative benchmarks.
                                             Institutional Class shares have no sales     Please consult your Fund prospectus for
                                             charge; therefore, performance is at net     more information. For the most current
                                             asset value (NAV). Performance of            month-end performance, please call 800 451
                                             Institutional Class shares will differ       4246 or visit invescoaim.com.
                                             from performance of other share classes
                                             primarily due to differing sales charges     (1) Total annual operating expenses less
                                             and class expenses.                              any contractual fee waivers and/or
                                                                                              expense reimbursements by the advisor
                                                The net annual Fund operating expense         in effect through at least June 30,
                                             ratio set forth in the most recent Fund          2009. See current prospectus for more
                                             prospectus as of the date of this                information
                                             supplement for Institutional Class shares
                                             was 1.37%.(1) The total annual Fund
                                             operating expense ratio set forth in the
                                             most recent Fund prospectus as of the date
                                             of this supplement for Institutional Class
                                             shares was 1.38%. The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

==========================================
NASDAQ SYMBOL                        IACFX
==========================================

Information on your Fund's expenses is shown later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   CHI-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

Supplement to Annual Report dated 10/31/08

AIM CHINA FUND

Past performance cannot guarantee               The performance data shown in the chart
comparable future results.                   above is that of the Fund's institutional
                                             share class. The performance data shown in
   The data shown in the chart above         the chart in the annual report is that of
includes reinvested distributions and Fund   the Fund's Class A, B and C shares. The
expenses including management fees. Index    performance of the Fund's other share
results include reinvested dividends.        classes will differ primarily due to
Performance of an index of funds reflects    different sales charge structures and
fund expenses and management fees;           class expenses, and may be greater than or
performance of a market index does not.      less than the performance of the Fund's
Performance shown in the chart and           Institutional Class shares shown in the
table(s) does not reflect deduction of       chart above.
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   CHI-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES
Fund and index data from 3/31/06

           AIM China Fund-                                                Lipper China
            Institutional                                Lipper China     Region Funds
                Class         MSCI EAFE    MSCI China    Region Funds       Category
 Date          Shares          Index(1)     Index(1)       Index(1)        Average (1)

3/31/06         $10000          $10000       $10000         $10000            $10000
   4/06          10110           10478        10524          10522             10504
   5/06           9850           10071         9981          10034             10068
   6/06           9870           10070        10188          10000             10061
   7/06           9790           10170        10458          10068             10088
   8/06           9800           10449        10686          10250             10264
   9/06          10280           10465        11084          10467             10550
  10/06          10990           10873        11849          10980             11098
  11/06          12151           11197        13144          11994             12193
  12/06          13530           11549        15060          13072             13361
   1/07          13338           11627        14422          13192             13380
   2/07          13661           11721        14169          13186             13441
   3/07          14316           12020        14715          13568             13779
   4/07          15112           12554        15268          14002             14240
   5/07          16897           12774        16419          15152             15379
   6/07          18267           12789        18313          16418             16734
   7/07          20688           12601        20208          17630             17970
   8/07          21435           12404        21664          18250             18627
   9/07          25145           13068        25983          21235             21561
  10/07          28957           13581        30295          24222             24534
  11/07          25268           13135        26201          21399             21697
  12/07          23752           12839        25036          20628             20852
   1/08          19284           11653        19638          17060             17206
   2/08          20013           11820        21755          17791             17897
   3/08          17597           11695        19106          16136             16196
   4/08          19940           12330        22088          18043             18106
   5/08          19409           12450        20993          17710             17681
   6/08          16785           11432        18445          15496             15428
   7/08          16837           11065        18870          15415             15275
   8/08          15859           10617        17326          14430             14269
   9/08          13152            9082        13793          11829             11656
  10/08          10317            7249        10656           9150              8955
====================================================================================================================================

(1) Lipper Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $517.50        $4.84       $1,018.75       $6.44        1.27%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM CHINA FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                invescoaim.com   CHI-AR-1  Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM DEVELOPING MARKETS FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
    [TAYLOR        provide some perspective and encouragement to my fellow long-term investors.
     PHOTO]
                   MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
  Philip Taylor    slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2            AIM DEVELOPING MARKETS FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
   [CROCKETT       believes in the wisdom of a long-term perspective and consistent investment
     PHOTO]        discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3            AIM DEVELOPING MARKETS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   has not been the case. Emerging equity
PERFORMANCE SUMMARY                                                                       markets, particularly in China, India,
                                                                                          Russia and Brazil, have seen significant
Having peaked in October 2007, emerging markets followed world stock markets down on      setbacks.(1) The crisis in global credit
increased concerns that the U.S. economy may enter a recession.(triangle) Within this     markets and the failures of prominent
environment, AIM Developing Markets Fund's Class A shares, at net asset value, returned   financial institutions in the U.S. and
-55.04% over the fiscal year ended October 31, 2008, performing in line with the          Europe were catalysts for a further slide
-56.35% return for the MSCI Emerging Markets Index and -56.42% return for the Lipper      in share prices.
Emerging Market Funds Index.(triangle)
                                                                                             Developing markets, as measured by the
   Your Fund's long-term performance appears later in this report.                        MSCI Emerging Markets Index, returned
                                                                                          -56.35% for the fiscal year ended October
FUND VS. INDEXES                                                                          31, 2008, lagging the -46.62% return of
                                                                                          the MSCI EAFE Index, which measures the
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     performance of developed markets.(1)
not include applicable contingent deferred sales charges (CDSC) or front-end sales
charges, which would have reduced performance.                                               Ongoing misgivings about the health of
                                                                                          global financial markets, combined with
Class A Shares                                                                  -55.04%   increased concerns about a slowdown in
Class B Shares                                                                  -55.36    economic growth next year, trumped fears
Class C Shares                                                                  -55.38    about the inflation outlook in emerging
Class Y Shares*                                                                 -55.02    markets. While several emerging countries
MSCI EAFE Index(triangle) (Broad Market Index)                                  -46.62    raised interest rates earlier in the
MSCI Emerging Markets Index(triangle) (Style-Specific Index)                    -56.35    fiscal year to combat accelerating
Lipper Emerging Market Funds Index(triangle) (Peer Group Index)                 -56.42    inflationary pressures, there appeared to
                                                                                          be a change in emphasis by central banks
(triangle)Lipper Inc.                                                                     toward promoting economic growth. This was
*  Share class incepted during the fiscal year. See page 7 for a detailed                 most notable in China, where interest
   explanation of Fund performance.                                                       rates were lowered in September 2008 the
=======================================================================================   first cut in six years.(2)

HOW WE INVEST                                primarily on a stock-by-stock basis. We         With global events overriding
                                             focus on the strengths of individual         country-specific issues, all of the
When selecting stocks for your Fund, we      companies rather than sectors, countries     regions and sectors within emerging
employ a disciplined investment strategy     or market-cap trends.                        markets suffered severe losses. The Fund
that emphasizes fundamental research,                                                     was not immune to this sharp decline, with
supported by both quantitative analysis         We believe disciplined sell decisions     positive stock performers few and far
and portfolio construction techniques. Our   are key to successful investing. We          between. However, on a relative basis, the
"EQV" (Earnings, Quality, Valuation)         consider selling a stock for one of the      Fund's focus on not just earnings but also
strategy focuses primarily on identifying    following reasons:                           on the quality and valuation of a stock,
quality companies that have experienced,                                                  helped mitigate losses.
or exhibit the potential for, accelerating   o  A company's fundamentals deteriorate,
or above average earnings growth but whose      or it posts disappointing earnings.          At a country level, an underweight
stock prices do not fully reflect these                                                   exposure to China versus the Fund's
attributes.                                  o  A stock's price seems overvalued.         style-specific index, the MSCI Emerging
                                                                                          Markets Index, helped relative Fund
   While research responsibilities within    o  A more attractive opportunity becomes
the portfolio management team are focused       available.
by geographic region, we select
investments for the Fund by using a          MARKET CONDITIONS AND YOUR FUND
bottom-up investment approach, which means
that we construct the Fund                   In the early stages of the global credit
                                             and banking crisis, emerging markets
                                             seemed relatively immune. More recently,
                                             especially from mid-2008 onwards, that

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES                           TOP 10 EQUITY HOLDINGS*
By sector

Consumer Discretionary               16.2%   1. Brazil                            14.4%    1. America Movil SAB de C.V.-
Financials                           13.3    2. United States                     11.1        Series L-ADR                      3.3%
Telecommunication Services           13.1    3. Philippines                        8.6     2. Grupo Televisa S.A.-ADR           3.0
Industrials                           9.7    4. Mexico                             8.0     3. SM Investments Corp.              3.0
Energy                                9.2    5. Russia                             6.7     4. Siam Commercial Bank PCL          2.9
Health Care                           8.7    ==========================================    5. Philippine Long Distance
Utilities                             6.6                                                     Telephone Co.                     2.7
Consumer Staples                      4.2                                                  6. Equatorial Energia S.A.           2.6
Information Technology                2.5    ==========================================    7. Petroleo Brasileiro S.A.-ADR      2.6
Materials                             2.4    Total Net Assets           $523.9 million     8. PT Telekomunikasi Indonesia       2.2
Money Market Funds Plus                                                                    9. Intralot S.A.                     2.1
Other Assets Less Liabilities        14.1    Total Number of Holdings*              69    10. Teva Pharmaceutical Industries
==========================================   ==========================================       Ltd.-ADR                          2.0
                                                                                          ==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4            AIM DEVELOPING MARKETS FUND

performance. Valuations in this market       we were overweight on a relative basis,                   SHUXIN CAO
were well beyond what we considered to be    increased markedly as stocks with robust                  Chartered Financial Analyst,
reasonable, leading us to significantly      growth and reasonable valuations were           [CAO      senior portfolio manager, is
trim back our exposure earlier in the        added to the portfolio. In contrast, our       PHOTO]     co-manager of AIM Developing
period. Similarly, underweight exposure to   exposure to the financials and materials                  Markets Fund. Mr. Cao joined
weak financials and energy stocks in India   sectors witnessed a significant reduction.   Invesco Aim in 1997. He graduated from
and information technology stocks in         We remained underweight in both sectors      Tianjin Foreign Language Institute with a
Taiwan and Korea helped as well. While the   versus the MSCI Emerging Markets Index.      B.A. in English. Mr. Cao also earned an
successful staging of the Olympic Games in                                                M.B.A. from Texas A&M University and is a
Beijing caused some local gains in              One of our larger exposures was to the    certified public accountant.
industrial production, it had a limited      consumer via consumer discretionary and
affect on the Chinese stock market, which    telecommunication services sectors,
sustained deep losses for the period.        segments of the market focused on domestic
                                             consumption. We were keenly aware of the
   From a sector perspective, our            challenges consumers faced, but strong                    BORGE ENDRESEN
significant underweight position in          local franchises trading at decade-low                    Chartered Financial Analyst,
materials hurt relative returns earlier in   valuations became increasingly more          [ENDRESEN    portfolio manager, is
the fiscal year as materials stocks saw a    attractive in these more consumer focused      PHOTO]     co-manager of AIM Developing
boost. The latter part of the fiscal year,   sectors.                                                  Markets Fund. Mr. Endresen
however, brought a dramatic reversal of                                                   joined Invesco Aim in 1999. He graduated
this upward trend, as the materials sector      From a country perspective, stock         summa cum laude from the University of
declined sharply as a result of falling      selection led to a modest increase in the    Oregon with a B.S. in finance. Mr.
commodity prices. Our limited exposure to    Fund's exposure to Mexico, Indonesia and     Endresen also earned an M.B.A. from The
this volatile sector, particularly to the    Russia and a decline in Brazil and South     University of Texas at Austin.
base metals and mining industry, helped      Africa. We also gradually added to our
relative results overall for the fiscal      weighting in China on a very limited basis   Assisted by the Asia Pacific/Latin
year. In our view, underlying assumptions    to take advantage of some valuation          America Team and the Europe/Canada Team
used to rationalize the sector's dramatic    opportunities that arose from the recent
price appreciation over the last several     sell-off.
years were overly optimistic and did not
support the high valuations.                    Volatile markets can test an investor's
                                             resolve, and 2008 has so far been one of
   A higher-than-average cash position of    the most turbulent periods in many years.
13.26%, in a declining market, was also a    However, it's always worth remembering
plus. The level of cash at the close of      that market turbulence can create
the fiscal year should not be construed as   investment opportunities. We welcome any
a new long-term defensive strategy.          new investors who have invested in the
                                             Fund during the fiscal year, and to all of
   In contrast, stock holdings in Brazil     our shareholders we would like to express
and the Philippines detracted from Fund      our appreciation for your continued
performance. In Brazil, exposure to the      investment in AIM Developing Markets Fund.
weak industrials and consumer
discretionary sectors detracted              (1) Lipper Inc.
significantly from both relative and
absolute results. The small-cap dominated    (2) Bloomberg L.P.
industrials sector dropped dramatically as
investors sold small-cap stocks. Within      (3) Banco Central do Brazil
the consumer staples sector, home builders
were negatively affected earlier in the      The views and opinions expressed in
period by the Brazilian Central Bank's       management's discussion of Fund
decision to raise interest rates after two   performance are those of Invesco Aim
years of rate reductions.(3)                 Advisors, Inc. These views and opinions
                                             are subject to change at any time based on
   The Fund's results were also hurt by      factors such as market and economic
the Fund's all-cap flexibility. An           conditions. These views and opinions may
overweight exposure to small-cap stocks      not be relied upon as investment advice or
versus the large-cap biased MSCI Emerging    recommendations, or as an offer for a
Markets Index, detracted from relative       particular security. The information is
results. Broadly speaking, a flight to       not a complete analysis of every aspect of
liquidity and safety continued, regardless   any market, country, industry, security or
of fundamentals and negatively affected      the Fund. Statements of fact are from
small-cap returns.                           sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
   Our overall "EQV" focused strategy        or warranty as to their completeness or
remained the same, despite the volatile      accuracy. Although historical performance
nature of markets. Over the fiscal year,     is no guarantee of future results, these
our exposure to the telecommunication        insights may help you understand our
services and health care sectors, where      investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.




5               AIM DEVELOPING MARKETS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of an     believe that a logarithmic chart is more     size as the space between $10,000 and
index of funds reflects fund expenses and    effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6               AIM DEVELOPING MARKETS FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)
Index data from 12/31/93, Fund data from 1/11/94

            AIM Developing
             Markets Fund -                              Lipper Emerging
  Date      Class A Shares     MSCI EAFE Index(1)     Market Funds Index(1)

12/31/93                             $10000                  $10000
    1/94         $ 9538               10845                   10253
    2/94           9166               10815                    9980
    3/94           8291               10350                    9125
    4/94           7881               10789                    8874
    5/94           8221               10727                    9037
    6/94           7881               10878                    8648
    7/94           8209               10983                    9164
    8/94           9091               11243                   10093
    9/94           9241               10889                   10231
   10/94           9121               11251                   10016
   11/94           8844               10711                    9566
   12/94           8120               10778                    8840
    1/95           7323               10364                    7936
    2/95           6729               10334                    7804
    3/95           6579               10979                    7838
    4/95           7193               11391                    8090
    5/95           7605               11256                    8468
    6/95           7592               11058                    8502
    7/95           7800               11747                    8798
    8/95           7814               11299                    8573
    9/95           7892               11519                    8531
   10/95           7604               11210                    8176
   11/95           7624               11522                    7965
   12/95           8044               11986                    8241
    1/96           8730               12035                    8990
    2/96           8612               12076                    8885
    3/96           8660               12332                    8959
    4/96           8965               12691                    9275
    5/96           9138               12457                    9367
    6/96           9173               12527                    9385
    7/96           8930               12161                    8841
    8/96           9235               12188                    9083
    9/96           9547               12511                    9176
   10/96           9505               12383                    8965
   11/96           9747               12876                    9168
   12/96           9939               12711                    9247
    1/97          10283               12266                    9954
    2/97          10635               12466                   10309
    3/97          10291               12511                   10047
    4/97          10427               12578                   10046
    5/97          10751               13396                   10394
    6/97          11053               14135                   10903
    7/97          11404               14364                   11222
    8/97          10141               13291                    9986
    9/97          10464               14036                   10347
   10/97           9020               12957                    8619
   11/97           8877               12825                    8225
   12/97           9096               12937                    8300
    1/98           8297               13528                    7722
    2/98           8810               14396                    8412
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    3/98           9156               14839                    8725
    4/98           9352               14957                    8767
    5/98           8177               14884                    7610
    6/98           7453               14997                    6889
    7/98           7581               15149                    7099
    8/98           5275               13272                    5065
    9/98           5381               12865                    5255
   10/98           5674               14206                    5760
   11/98           6096               14934                    6147
   12/98           5883               15523                    6070
    1/99           5715               15478                    5947
    2/99           5677               15109                    5896
    3/99           6542               15739                    6552
    4/99           7293               16377                    7463
    5/99           7140               15534                    7373
    6/99           7960               16139                    8201
    7/99           7638               16619                    7996
    8/99           7531               16680                    7908
    9/99           7278               16848                    7627
   10/99           7554               17479                    7857
   11/99           8144               18086                    8723
   12/99           9502               19709                   10256
    1/00           9264               18457                   10137
    2/00           9187               18954                   10439
    3/00           9326               19688                   10470
    4/00           8188               18652                    9331
    5/00           7819               18197                    8834
    6/00           8250               18908                    9272
    7/00           7735               18116                    8894
    8/00           8096               18273                    8986
    9/00           7311               17383                    8127
   10/00           6835               16973                    7520
   11/00           6158               16336                    6840
   12/00           6324               16917                    7087
    1/01           7136               16908                    7908
    2/01           6517               15641                    7295
    3/01           5767               14598                    6599
    4/01           6115               15612                    6936
    5/01           6316               15061                    7127
    6/01           6169               14445                    7003
    7/01           5728               14183                    6569
    8/01           5644               13823                    6483
    9/01           4607               12423                    5558
   10/01           4886               12741                    5850
   11/01           5744               13211                    6429
   12/01           6207               13289                    6839
    1/02           6403               12583                    7109
    2/02           6606               12672                    7268
    3/02           6911               13418                    7666
    4/02           6934               13445                    7760
    5/02           6934               13616                    7688
    6/02           6340               13074                    7126
    7/02           5746               11783                    6594
    8/02           5801               11756                    6648
    9/02           5151               10494                    5981
   10/02           5449               11058                    6267
   11/02           5855               11560                    6688
   12/02           5644               11171                    6523
    1/03           5644               10705                    6485
    2/03           5518               10459                    6332
    3/03           5268               10254                    6128
    4/03           5784               11258                    6718
    5/03           6214               11941                    7201
    6/03           6527               12229                    7564
    7/03           6847               12525                    7910
    8/03           7426               12828                    8439
    9/03           7550               13223                    8626
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   10/03           8222               14047                    9298
   11/03           8277               14360                    9436
   12/03           8732               15481                   10237
    1/04           9115               15700                   10530
    2/04           9507               16063                   11003
    3/04           9656               16153                   11150
    4/04           8849               15788                   10272
    5/04           8951               15841                   10071
    6/04           8873               16188                   10123
    7/04           8654               15663                    9974
    8/04           8998               15732                   10362
    9/04           9523               16143                   10969
   10/04           9953               16693                   11304
   11/04          10792               17834                   12234
   12/04          11144               18616                   12868
    1/05          11144               18275                   12913
    2/05          12076               19064                   13990
    3/05          11231               18585                   13039
    4/05          11035               18148                   12720
    5/05          11404               18157                   13113
    6/05          11843               18398                   13549
    7/05          12658               18962                   14484
    8/05          13002               19441                   14709
    9/05          14067               20307                   15996
   10/05          13174               19714                   15031
   11/05          14224               20196                   16158
   12/05          15098               21136                   17069
    1/06          17242               22434                   19034
    2/06          17234               22384                   18923
    3/06          17604               23122                   19179
    4/06          18652               24226                   20538
    5/06          16665               23285                   18280
    6/06          16500               23284                   18189
    7/06          16784               23514                   18580
    8/06          17398               24161                   19086
    9/06          17445               24198                   19228
   10/06          18754               25139                   20233
   11/06          19903               25890                   21562
   12/06          20960               26703                   22543
    1/07          21183               26884                   22435
    2/07          21356               27101                   22225
    3/07          22257               27792                   23072
    4/07          23221               29026                   24165
    5/07          24984               29535                   25466
    6/07          25323               29571                   26353
    7/07          26192               29136                   27308
    8/07          25275               28680                   26716
    9/07          27431               30215                   29308
   10/07          29991               31402                   32435
   11/07          27630               30369                   30442
   12/07          27838               29686                   30716
    1/08          25062               26943                   27324
    2/08          25849               27329                   28516
    3/08          24169               27042                   27188
    4/08          25278               28510                   29244
    5/08          26140               28787                   29783
    6/08          24044               26433                   26719
    7/08          23349               25585                   25785
    8/08          21957               24548                   23826
    9/08          18563               20998                   19919
   10/08          13488               16761                   14134
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (1/11/94)                  2.04%   CLASS A SHARES
10 Years                             8.42    Inception (1/11/94)                  4.29%
 5 Years                             9.16    10 Years                            12.54
 1 Year                            -57.52     5 Years                            18.36
                                              1 Year                            -36.06
CLASS B SHARES
Inception (11/3/97)                  2.92%   CLASS B SHARES
10 Years                             8.51    Inception (11/3/97)                  6.01%
 5 Years                             9.38    10 Years                            12.63
 1 Year                            -57.50     5 Years                            18.70
                                              1 Year                            -36.05
CLASS C SHARES
Inception (3/1/99)                   8.54%   CLASS C SHARES
 5 Years                             9.67    Inception (3/1/99)                  12.31%
 1 Year                            -55.81     5 Years                            18.93
                                              1 Year                            -33.47
CLASS Y SHARES                               ==========================================
10 Years                             9.05%
 5 Years                            10.41
 1 Year                            -55.02
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    AT THE TIME OF PURCHASE TO 0% AT THE
3, 2008; RETURNS SINCE THAT DATE ARE         SHARES.                                      BEGINNING OF THE SEVENTH YEAR. THE CDSC ON
ACTUAL RETURNS. ALL OTHER RETURNS ARE                                                     CLASS C SHARES IS 1% FOR THE FIRST YEAR
BLENDED RETURNS OF ACTUAL CLASS Y SHARE         THE NET ANNUAL FUND OPERATING EXPENSE     AFTER PURCHASE. CLASS Y SHARES DO NOT HAVE
PERFORMANCE AND RESTATED CLASS A SHARE       RATIO SET FORTH IN THE MOST RECENT FUND      A FRONT-END SALES CHARGE OR A CDSC;
PERFORMANCE (FOR PERIODS PRIOR TO THE        PROSPECTUS AS OF THE DATE OF THIS REPORT     THEREFORE, PERFORMANCE IS AT NET ASSET
INCEPTION DATE OF CLASS Y SHARES) AT NET     FOR CLASS A, CLASS B, CLASS C AND CLASS Y    VALUE.
ASSET VALUE. THE RESTATED CLASS A SHARE      SHARES WAS 1.58%, 2.33%, 2.33% AND 1.33%,
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     RESPECTIVELY.(1) THE TOTAL ANNUAL FUND          THE PERFORMANCE OF THE FUND'S SHARE
APPLICABLE TO CLASS A SHARES AS WELL AS      OPERATING EXPENSE RATIO SET FORTH IN THE     CLASSES WILL DIFFER PRIMARILY DUE TO
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    MOST RECENT FUND PROSPECTUS AS OF THE DATE   DIFFERENT SALES CHARGE STRUCTURES AND
RECEIVED BY CLASS A SHARES. CLASS A SHARES   OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASS EXPENSES.
INCEPTION DATE IS JANUARY 11, 1994.          C AND CLASS Y SHARES WAS 1.59%, 2.34%,
                                             2.34% AND 1.34%, RESPECTIVELY. THE EXPENSE      HAD THE ADVISOR NOT WAIVED FEES AND/OR
   THE PERFORMANCE DATA QUOTED REPRESENT     RATIOS PRESENTED ABOVE MAY VARY FROM THE     REIMBURSED EXPENSES IN THE PAST,
PAST PERFORMANCE AND CANNOT GUARANTEE        EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   PERFORMANCE WOULD HAVE BEEN LOWER.
COMPARABLE FUTURE RESULTS; CURRENT           OF THIS REPORT THAT ARE BASED ON EXPENSES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INCURRED DURING THE PERIOD COVERED BY THIS      A REDEMPTION FEE OF 2% WILL BE IMPOSED
VISIT INVESCOAIM.COM FOR THE MOST RECENT     REPORT.                                      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
MONTH-END PERFORMANCE. PERFORMANCE FIGURES                                                THE FUND WITHIN 31 DAYS OF PURCHASE.
REFLECT REINVESTED DISTRIBUTIONS, CHANGES       CLASS A SHARE PERFORMANCE REFLECTS THE    EXCEPTIONS TO THE REDEMPTION FEE ARE
IN NET ASSET VALUE AND THE EFFECT OF THE     MAXIMUM 5.50% SALES CHARGE, AND CLASS B      LISTED IN THE FUND'S PROSPECTUS.
MAXIMUM SALES CHARGE UNLESS OTHERWISE        AND CLASS C SHARE PERFORMANCE REFLECTS THE
STATED. INVESTMENT RETURN AND PRINCIPAL      APPLICABLE CONTINGENT DEFERRED SALES         (1) Total annual operating expenses less
VALUE WILL FLUCTUATE SO THAT                 CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE      any contractual fee waivers and/or
                                             CDSC ON CLASS B SHARES DECLINES FROM 5%         expense reimbursements by the advisor
                                             BEGINNING                                       in effect through at least June 30,
                                                                                             2009. See current prospectus for more
                                                                                             information.


7               AIM DEVELOPING MARKETS FUND

AIM DEVELOPING MARKETS FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY INVESTMENT OBJECTIVE OF INCOME.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             junk bonds do not necessarily reflect        Emerging Markets Funds category. The
                                                their actual market risk.                    funds seek long-term capital
o  Effective September 30, 2003, only                                                        appreciation by investing at least 65%
   previously established qualified plans    o  Nondiversification increases the risk        of total assets in emerging market
   are eligible to purchase Class B shares      that the value of the Fund's shares may      equity securities, where "emerging
   of any AIM fund.                             vary more widely, and the Fund may be        market" is defined by a country's GNP
                                                subject to greater investment and            per capita or other economic measures.
o  Class Y shares are available only to         credit risk than if it invested more
   certain investors. Please see the            broadly.                                  o  The Fund is not managed to track the
   prospectus for more information.                                                          performance of any particular index,
                                             o  Sovereign debt securities are subject        including the indexes defined here, and
PRINCIPAL RISKS OF INVESTING IN THE FUND        to the additional risk that -- under         consequently, the performance of the
                                                some political, diplomatic, social or        Fund may deviate significantly from the
o  Investing in developing countries can        economic circumstances -- some               performance of the indexes.
   add additional risk, such as high rates      developing countries that issue lower
   of inflation or sharply devalued             quality debt securities may be unable     o  A direct investment cannot be made in
   currencies against the U.S. dollar.          or unwilling to make principal or            an index. Unless otherwise indicated,
   Transaction costs are often higher, and      interest payments as they come due.          index results include reinvested
   there may be delays in settlement                                                         dividends, and they do not reflect
   procedures.                               o  The Fund's returns during certain            sales charges. Performance of an index
                                                periods were positively affected by its      of funds reflects fund expenses;
o  Prices of equity securities change in        investments in initial public offerings      performance of a market index does not.
   response to many factors, including the      (IPOs). There can be no assurance that
   historical and prospective earnings of       the Fund will have favorable IPO          OTHER INFORMATION
   the issuer, the value of its assets,         investment opportunities in the future.
   general economic conditions, interest        Moreover, the prices of IPO securities    o  The Chartered Financial Analyst--REGIS-
   rates, investor perceptions and market       may go up and down more than prices of       TERED TRADEMARK-- (CFA--REGISTERED
   liquidity.                                   equity securities of companies with          TRADEMARK--) designation is a globally
                                                longer trading histories. In addition,       recognized standard for measuring the
o  Foreign securities have additional           companies offering securities in IPOs        competence and integrity of investment
   risks, including exchange rate changes,      may have less experienced management or      professionals.
   political and economic upheaval,             limited operating histories. For
   relative lack of information,                additional information regarding the      o  The returns shown in management's
   relatively low market liquidity, and         Fund's performance, please see the           discussion of Fund performance are
   the potential lack of strict financial       Fund's prospectus.                           based on net asset values calculated
   and accounting controls and standards.                                                    for shareholder transactions. Generally
                                             o  The prices of securities held by the         accepted accounting principles require
o  Investing in a Fund that invests in          Fund may decline in response to market       adjustments to be made to the net
   smaller companies involves risks not         risks.                                       assets of the Fund at period end for
   associated with investing in more                                                         financial reporting purposes, and as
   established companies, such as business   ABOUT INDEXES USED IN THIS REPORT               such, the net asset values for
   risk, stock price fluctuations and                                                        shareholder transactions and the
   illiquidity.                              o  The MSCI EAFE--REGISTERED TRADEMARK--        returns based on those net asset values
                                                INDEX is a free float-adjusted market        may differ from the net asset values
o  The Fund may invest in debt securities,      capitalization index that is designed        and returns reported in the Financial
   such as notes and bonds, which carry         to measure developed market equity           Highlights.
   interest rate and credit risk.               performance, excluding the U.S. and
                                                Canada.                                   o  Industry classifications used in this
o  The Fund may invest in lower quality                                                      report are generally according to the
   debt securities, commonly known as        o  The MSCI EMERGING MARKETS                    Global Industry Classification
   "junk bonds." Compared to higher             INDEX--SERVICE MARK-- is a free              Standard, which was developed by and is
   quality debt securities, junk bonds          float-adjusted market capitalization         the exclusive property and a service
   involve greater risk of default or           index that is designed to measure            mark of MSCI Inc. and Standard &
   price changes due to changes in credit       equity market performance in the global      Poor's.
   quality of the issuer because they are       emerging markets.
   generally unsecured and may be
   subordinated to other creditors'          o  The LIPPER EMERGING MARKET FUNDS INDEX
   claims. Credit ratings on                    is an equally weighted representation
                                                of the largest funds in the Lipper

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       GTDDX
=======================================================================================   Class B Shares                       GTDBX
                                                                                          Class C Shares                       GTDCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class Y Shares                       GTDYX
                                                                                          ==========================================


8               AIM DEVELOPING MARKETS FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                        SHARES          VALUE
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS & OTHER EQUITY INTERESTS-82.55%

BRAZIL-11.05%

American Banknote S.A.(b)                                224,100    $  1,118,943
--------------------------------------------------------------------------------
American Banknote S.A.                                 1,550,300       7,740,729
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR                           267,820       3,513,799
--------------------------------------------------------------------------------
Dufry South America Ltd.-BDR(b)                          255,600       1,586,401
--------------------------------------------------------------------------------
Dufry South America Ltd.-BDR                             141,900         880,713
--------------------------------------------------------------------------------
Equatorial Energia S.A.                                2,465,300      13,862,317
--------------------------------------------------------------------------------
OdontoPrev S.A.(b)                                        26,900         347,619
--------------------------------------------------------------------------------
OdontoPrev S.A.                                          486,100       6,281,700
--------------------------------------------------------------------------------
Terna Participacoes S.A.(b)(c)                           150,000       1,160,259
--------------------------------------------------------------------------------
Terna Participacoes S.A.(c)                            1,082,100       8,370,111
--------------------------------------------------------------------------------
Totvs S.A.(b)                                            200,000       3,446,040
--------------------------------------------------------------------------------
Totvs S.A.                                               202,300       3,485,669
--------------------------------------------------------------------------------
Wilson Sons Ltd.-BDR(b)                                  550,000       2,471,052
--------------------------------------------------------------------------------
Wilson Sons Ltd.-BDR                                     810,500       3,641,431
================================================================================
                                                                      57,906,783
================================================================================


CANADA-0.35%

Sherritt International Corp.                             584,486       1,812,847
================================================================================


CHINA-6.25%

CNOOC Ltd.                                            11,655,000       9,545,739
--------------------------------------------------------------------------------
Haitian International Holdings Ltd.                   17,339,000       2,267,693
--------------------------------------------------------------------------------
Stella International Holdings Ltd.                     9,196,500       7,768,512
--------------------------------------------------------------------------------
Xinyi Glass Holdings Co. Ltd.                         22,142,000       6,281,703
--------------------------------------------------------------------------------
Xiwang Sugar Holdings Co. Ltd.                        23,740,000       2,880,641
--------------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H(d)         109,455,000       3,989,694
================================================================================
                                                                      32,733,982
================================================================================


CZECH REPUBLIC-0.91%

CEZ A.S.                                                 110,258       4,779,600
================================================================================


GREECE-2.11%

Intralot S.A.                                          2,132,432      11,035,927
================================================================================


HONG KONG-0.06%

eSun Holdings Ltd.(e)                                  9,500,000         332,229
================================================================================


HUNGARY-0.79%

Richter Gedeon Nyrt                                       30,174       4,144,585
================================================================================


INDONESIA-4.67%

PT Astra International Tbk                             3,236,500       2,774,573
--------------------------------------------------------------------------------
PT Bank Central Asia Tbk                              26,684,000       6,627,197
--------------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk                    11,597,500       3,798,235
--------------------------------------------------------------------------------
PT Telekomunikasi Indonesia                           22,675,500      11,257,687
================================================================================
                                                                      24,457,692
================================================================================


ISRAEL-4.03%

Israel Discount Bank-Class A                          10,557,497      10,496,348
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR                  247,558      10,615,287
================================================================================
                                                                      21,111,635
================================================================================


LUXEMBOURG-0.54%

Millicom International Cellular S.A.                      70,100       2,804,000
================================================================================


MALAYSIA-5.52%

Parkson Holdings Berhad                                9,440,200       8,891,181
--------------------------------------------------------------------------------
Public Bank Berhad                                     2,758,000       6,533,072
--------------------------------------------------------------------------------
SP Setia Berhad                                        4,894,000       3,856,910
--------------------------------------------------------------------------------
Top Glove Corp. Berhad                                 9,002,400       9,633,866
================================================================================
                                                                      28,915,029
================================================================================


MEXICO-7.98%

America Movil S.A.B. de C.V.-Series L-ADR                563,100      17,422,314
--------------------------------------------------------------------------------
Grupo Financiero BanCrecer S.A. de C.V.-Series
  B(e)                                                         1               0
--------------------------------------------------------------------------------
Grupo Financiero Banorte S.A.B. de C.V.-Class O        2,334,800       4,276,171
--------------------------------------------------------------------------------
Grupo Televisa S.A.-ADR                                  890,691      15,729,603
--------------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.(e)             2,939,400       4,404,467
================================================================================
                                                                      41,832,555
================================================================================


PHILIPPINES-8.62%

Energy Development Corp.(b)                            3,623,000         220,465
--------------------------------------------------------------------------------
Energy Development Corp.                              79,228,000       4,821,136
--------------------------------------------------------------------------------
First Gen Corp.(b)(e)                                  3,037,400         859,663
--------------------------------------------------------------------------------
First Gen Corp.(e)                                     2,600,300         735,952
--------------------------------------------------------------------------------
GMA Holdings, Inc.-PDR(b)(d)                           2,532,000         217,328
--------------------------------------------------------------------------------
GMA Holdings, Inc.-PDR(d)                             99,821,000       8,567,888
--------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.                   345,600      14,123,027
--------------------------------------------------------------------------------
SM Investments Corp.                                   3,848,628      15,624,723
================================================================================
                                                                      45,170,182
================================================================================


RUSSIA-6.71%

Gazprom-ADR                                              424,250       8,561,361
--------------------------------------------------------------------------------
LUKOIL-ADR                                               180,932       7,020,162
--------------------------------------------------------------------------------
Mobile TeleSystems-ADR                                   173,400       6,788,610
--------------------------------------------------------------------------------
Pharmstandard(b)(e)                                      125,000       3,125,000
--------------------------------------------------------------------------------
Pharmstandard(e)                                          93,100       2,327,500
--------------------------------------------------------------------------------
Vimpel-Communications-ADR                                505,100       7,323,950
================================================================================
                                                                      35,146,583
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM DEVELOPING MARKETS FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH AFRICA-3.29%

Naspers Ltd.-Class N                                     546,632    $  9,156,935
--------------------------------------------------------------------------------
Sasol Ltd.                                               160,738       4,813,539
--------------------------------------------------------------------------------
Standard Bank Group Ltd.                                 405,683       3,241,614
================================================================================
                                                                      17,212,088
================================================================================


SOUTH KOREA-6.28%

CJ CheilJedang Corp.(e)                                   22,302       2,523,174
--------------------------------------------------------------------------------
CJ Corp.(e)                                              180,399       4,802,580
--------------------------------------------------------------------------------
Daegu Bank                                               682,320       3,447,356
--------------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.                       106,840       5,037,615
--------------------------------------------------------------------------------
Hyundai Development Co.                                  144,420       3,886,812
--------------------------------------------------------------------------------
Hyundai H&S Co., Ltd.                                     73,434       2,434,753
--------------------------------------------------------------------------------
KCC Engineering & Construction Co., Ltd.                 161,050       2,494,991
--------------------------------------------------------------------------------
Lotte Confectionery Co., Ltd.                              5,648       4,727,439
--------------------------------------------------------------------------------
TechnoSemiChem Co., Ltd.                                 339,255       3,564,704
================================================================================
                                                                      32,919,424
================================================================================


SWEDEN-1.45%

Oriflame Cosmetics S.A.-SDR                              243,745       7,612,699
================================================================================


TAIWAN-3.26%

Hung Poo Real Estate Development Corp.                 4,081,000       2,177,241
--------------------------------------------------------------------------------
Taiwan Mobile Co., Ltd.                                6,419,242       8,934,926
--------------------------------------------------------------------------------
Wistron Corp.                                          7,316,769       5,944,073
================================================================================
                                                                      17,056,240
================================================================================


THAILAND-4.55%

Kasikornbank PCL                                       6,080,600       8,865,468
--------------------------------------------------------------------------------
Siam Commercial Bank PCL(f)                            9,720,300      14,952,208
================================================================================
                                                                      23,817,676
================================================================================


TURKEY-4.13%

Eczacibasi Ilac Sanayi ve Ticaret A.S.                11,723,400       9,263,075
--------------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.                         2,081,768       5,045,272
--------------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafinerileri A.S.                  377,314       4,830,112
--------------------------------------------------------------------------------
Turk Traktor ve Ziraat Makineleri A.S.                   836,494       2,521,717
================================================================================
                                                                      21,660,176
================================================================================
     Total Foreign Common Stocks & Other Equity
       Interests (Cost $684,853,947)                                 432,461,932
================================================================================



FOREIGN PREFERRED STOCKS-3.37%

BRAZIL-3.37%

Duratex S.A.-Pfd.(b)                                     220,000       1,929,968
--------------------------------------------------------------------------------
Duratex S.A.-Pfd.                                        253,800       2,226,480
--------------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR-Pfd.                        611,600      13,498,012
================================================================================
     Total Foreign Preferred Stocks (Cost
       $9,849,449)                                                    17,654,460
================================================================================



MONEY MARKET FUNDS-11.03%

Liquid Assets Portfolio-Institutional Class(g)        28,900,103      28,900,103
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)              28,900,103      28,900,103
================================================================================
     Total Money Market Funds (Cost $57,800,206)                      57,800,206
================================================================================
TOTAL INVESTMENTS-96.95% (Cost $752,503,602)(h)                      507,916,598
================================================================================
OTHER ASSETS LESS LIABILITIES-3.05%                                   15,963,120
================================================================================
NET ASSETS-100.00%                                                  $523,879,718
________________________________________________________________________________
================================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
BDR    - Brazilian Depositary Receipt
PDR    - Philippine Deposit Receipt
Pfd.   - Preferred
SDR    - Swedish Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $16,482,737, which represented 3.15% of the Fund's Net Assets.
(c)   Each unit represents one ordinary share and two preferred shares.
(d) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2008 was $12,774,910, which represented 2.44% of the Fund's Net Assets. See Note 3.
(e)   Non-income producing security.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2008 represented 2.85% of the Fund's Net Assets. See Note 1A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) The majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $666,999,439)                           $ 437,341,482
-------------------------------------------------------
Investments in affiliates, at value
  (Cost $85,504,163)                         70,575,116
=======================================================
     Total investments (Cost
       $752,503,602)                        507,916,598
=======================================================
Foreign currencies, at value (Cost
  $11,110,252)                               10,701,042
-------------------------------------------------------
Receivables for:
  Investments sold                            9,065,441
-------------------------------------------------------
  Fund shares sold                            1,410,218
-------------------------------------------------------
  Dividends                                   1,163,193
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              17,218
-------------------------------------------------------
Other assets                                     72,589
=======================================================
     Total assets                           530,346,299
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       3,910,632
-------------------------------------------------------
  Fund shares reacquired                      1,241,910
-------------------------------------------------------
  Accrued fees to affiliates                    571,661
-------------------------------------------------------
  Accrued other operating expenses              677,296
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               65,082
=======================================================
     Total liabilities                        6,466,581
=======================================================
Net assets applicable to shares
  outstanding                             $ 523,879,718
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 752,745,628
-------------------------------------------------------
Undistributed net investment income           8,687,786
-------------------------------------------------------
Undistributed net realized gain               7,489,875
-------------------------------------------------------
Unrealized appreciation (depreciation)     (245,043,571)
=======================================================
                                          $ 523,879,718
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                   $ 401,274,932
_______________________________________________________
=======================================================
Class B                                   $  32,308,898
_______________________________________________________
=======================================================
Class C                                   $  76,852,754
_______________________________________________________
=======================================================
Class Y                                   $   1,854,011
_______________________________________________________
=======================================================
Institutional Class                       $  11,589,123
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      24,643,914
_______________________________________________________
=======================================================
Class B                                       2,059,391
_______________________________________________________
=======================================================
Class C                                       4,903,614
_______________________________________________________
=======================================================
Class Y                                         113,823
_______________________________________________________
=======================================================
Institutional Class                             706,733
_______________________________________________________
=======================================================
Class A:
  Net asset value per share               $       16.28
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $16.28 divided
     by 94.50%)                           $       17.23
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                            $       15.69
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                            $       15.67
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                            $       16.29
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       16.40
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $3,672,887)                         $  29,166,203
------------------------------------------------------------------------------------------------
Dividends from affiliates (includes securities lending income of $123,385)             3,033,556
================================================================================================
     Total investment income                                                          32,199,759
================================================================================================


EXPENSES:

Advisory fees                                                                         10,144,837
------------------------------------------------------------------------------------------------
Administrative services fees                                                             290,325
------------------------------------------------------------------------------------------------
Custodian fees                                                                         1,503,665
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,151,984
------------------------------------------------------------------------------------------------
  Class B                                                                                748,784
------------------------------------------------------------------------------------------------
  Class C                                                                              1,691,728
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                   2,533,464
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       2,307
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 47,850
------------------------------------------------------------------------------------------------
Other                                                                                    682,833
================================================================================================
     Total expenses                                                                   19,797,777
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (169,584)
================================================================================================
     Net expenses                                                                     19,628,193
================================================================================================
Net investment income                                                                 12,571,566
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (net of tax on the sale of foreign investments of
     $383,375 -- Note 1J)                                                             18,463,947
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (3,132,964)
================================================================================================
                                                                                      15,330,983
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of change in estimated tax on foreign investments
     held of $2,388,520 -- Note 1J)                                                 (770,439,933)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (901,818)
================================================================================================
                                                                                    (771,341,751)
================================================================================================
Net realized and unrealized gain (loss)                                             (756,010,768)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(743,439,202)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM DEVELOPING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008               2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   12,571,566     $    7,613,627
------------------------------------------------------------------------------------------------------------
  Net realized gain                                                            15,330,983        134,511,116
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (771,341,751)       337,861,179
============================================================================================================
     Net increase (decrease) in net assets resulting from operations         (743,439,202)       479,985,922
============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (7,173,873)        (1,310,164)
------------------------------------------------------------------------------------------------------------
  Class B                                                                        (172,961)                --
------------------------------------------------------------------------------------------------------------
  Class C                                                                        (377,099)                --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (286,795)           (58,727)
============================================================================================================
     Total distributions from net investment income                            (8,010,728)        (1,368,891)
============================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (42,089,669)                --
------------------------------------------------------------------------------------------------------------
  Class B                                                                      (3,896,418)                --
------------------------------------------------------------------------------------------------------------
  Class C                                                                      (8,494,911)                --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,135,957)                --
============================================================================================================
     Total distributions from net realized gains                              (55,616,955)               --
============================================================================================================
Share transactions-net:
  Class A                                                                    (135,692,086)       277,938,240
------------------------------------------------------------------------------------------------------------
  Class B                                                                     (18,290,777)         5,631,250
------------------------------------------------------------------------------------------------------------
  Class C                                                                     (21,508,495)        93,040,817
------------------------------------------------------------------------------------------------------------
  Class Y                                                                       2,348,360                 --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (2,054,509)        13,915,454
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (175,197,507)       390,525,761
============================================================================================================
     Net increase (decrease) in net assets                                   (982,264,392)       869,142,792
============================================================================================================


NET ASSETS:

  Beginning of year                                                         1,506,144,110        637,001,318
============================================================================================================
  End of year (includes undistributed net investment income of
     $8,687,786 and $7,567,189, respectively)                              $  523,879,718     $1,506,144,110
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's primary investment objective is to provide long-term growth of capital with a secondary investment objective of income.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM DEVELOPING MARKETS FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.


15        AIM DEVELOPING MARKETS FUND

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.75%, 2.50%, 2.50%, 1.50% and 1.50% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses, during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $104,211.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $14,980.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the


16        AIM DEVELOPING MARKETS FUND

Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $168,702 in front-end sales commissions from the sale of Class A shares and $58,837, $154,980 and $106,894 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2008.

                                                                         CHANGE IN
                                                                        UNREALIZED
                                   VALUE      PURCHASES    PROCEEDS    APPRECIATION      VALUE     DIVIDEND    REALIZED
                                  10/31/07     AT COST    FROM SALES  (DEPRECIATION)    10/31/08    INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
Yantai North Andre Juice Co.
  Ltd.                          $10,327,930  $37,409,933      $--      $(43,748,169)  $ 3,989,694  $109,471      $--
------------------------------------------------------------------------------------------------------------------------
GMA Holdings, Inc.-PDR           16,765,020    3,023,351       --       (11,003,155)    8,785,216   378,460       --
========================================================================================================================
  Total Investments in
     Affiliates                 $27,092,950  $40,433,284      $--      $(54,751,324)  $12,774,910  $487,931      $--
________________________________________________________________________________________________________________________
========================================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $1,177,280.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $50,393.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $5,487 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM DEVELOPING MARKETS FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 8,010,728     $1,368,891
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        55,616,955             --
=======================================================================================================
Total distributions                                                          $63,627,683     $1,368,891
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   8,759,596
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                          13,120,399
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (245,232,701)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                         (456,567)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (71,810)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (4,984,827)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        752,745,628
================================================================================================
Total net assets                                                                   $ 523,879,718
________________________________________________________________________________________________
================================================================================================



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $2,498,065 of capital loss carryforward in the fiscal year ended October 31, 2009.

  The Fund utilized $6,108,281 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2009                                                                    $2,280,845
-----------------------------------------------------------------------------------------------
October 31, 2010                                                                     2,694,002
-----------------------------------------------------------------------------------------------
October 31, 2012                                                                         9,980
===============================================================================================
Total capital loss carryforward                                                     $4,984,827
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $281,208,257 and $493,051,613, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  37,925,120
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (283,157,821)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(245,232,701)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $753,149,299.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward expirations and limitations, capital gain taxes and proxy costs, on October 31, 2008, undistributed net investment income was decreased by $3,440,241, undistributed net realized gain was increased by $3,516,339 and shares of beneficial interest decreased by $76,098. This reclassification had no effect on the net assets of the Fund.


18        AIM DEVELOPING MARKETS FUND

NOTE 11--SHARE INFORMATION


                                                 SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                       YEAR ENDED
                                                                 OCTOBER 31, 2008(a)                OCTOBER 31, 2007
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     8,855,693     $ 261,805,064     17,646,901     $ 537,129,106
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       491,183        14,670,268      1,088,544        31,756,963
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,639,516        48,632,748      4,377,966       129,117,550
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    114,108         2,353,525             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           179,088         5,269,485        587,155        17,610,907
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,311,745        43,536,902         43,747         1,142,227
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       116,078         3,736,544             --                --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       260,487         8,377,250             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            42,728         1,421,982          2,242            58,641
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       390,392        11,332,810        295,956         8,787,864
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (403,774)      (11,332,810)      (304,966)       (8,787,864)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (16,278,389)     (452,366,862)    (8,734,916)     (269,120,957)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (962,238)      (25,364,779)      (604,284)      (17,337,849)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (2,969,538)      (78,518,493)    (1,234,537)      (36,076,733)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                       (285)           (5,165)            --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (320,301)       (8,745,976)      (118,157)       (3,754,094)
==========================================================================================================================
     Net increase (decrease) in share activity               (7,533,507)    $(175,197,507)    13,045,651     $ 390,525,761
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES          AMOUNT
     -----------------------------------------------------------------------------------------------------
     Class Y                                                                      113,046      $ 2,334,400
     -----------------------------------------------------------------------------------------------------
     Class A                                                                     (113,046)      (2,334,400)
     _____________________________________________________________________________________________________
     =====================================================================================================




(c) Net of redemption fees of $191,062 and $132,283 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


19        AIM DEVELOPING MARKETS FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                     NET GAINS
                                                    (LOSSES) ON
                           NET ASSET      NET       SECURITIES                 DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT       (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND   INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD   (LOSS)(A)  UNREALIZED)(B)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08          $37.97     $ 0.37        $(20.45)      $(20.08)    $(0.23)       $(1.38)        $(1.61)      $16.28
Year ended 10/31/07           23.80       0.27          13.96         14.23      (0.06)           --          (0.06)       37.97
Year ended 10/31/06           16.81       0.12           6.98          7.10      (0.11)           --          (0.11)       23.80
Year ended 10/31/05           12.71       0.09           4.01          4.10         --            --             --        16.81
Year ended 10/31/04           10.52       0.02           2.19          2.21      (0.02)           --          (0.02)       12.71
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08           36.72       0.15         (19.74)       (19.59)     (0.06)        (1.38)         (1.44)       15.69
Year ended 10/31/07           23.14       0.04          13.54         13.58         --            --             --        36.72
Year ended 10/31/06           16.40      (0.04)          6.82          6.78      (0.04)           --          (0.04)       23.14
Year ended 10/31/05           12.48      (0.01)          3.93          3.92         --            --             --        16.40
Year ended 10/31/04           10.36      (0.04)          2.16          2.12         --            --             --        12.48
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08           36.68       0.15         (19.72)       (19.57)     (0.06)        (1.38)         (1.44)       15.67
Year ended 10/31/07           23.12       0.04          13.52         13.56         --            --             --        36.68
Year ended 10/31/06           16.38      (0.04)          6.82          6.78      (0.04)           --          (0.04)       23.12
Year ended 10/31/05           12.46      (0.01)          3.93          3.92         --            --             --        16.38
Year ended 10/31/04           10.34      (0.04)          2.16          2.12         --            --             --        12.46
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)        20.65       0.02          (4.38)        (4.36)        --            --             --        16.29
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08           38.17       0.51         (20.56)       (20.05)     (0.34)        (1.38)         (1.72)       16.40
Year ended 10/31/07           23.91       0.41          14.00         14.41      (0.15)           --          (0.15)       38.17
Year ended 10/31/06           16.81       0.24           6.99          7.23      (0.13)           --          (0.13)       23.91
Year ended 10/31/05(f)        16.64       0.00           0.17          0.17         --            --             --        16.81
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                                                           RATIO OF          RATIO OF
                                                           EXPENSES          EXPENSES
                                                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(c)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(d)
--------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08          (55.04)%    $  401,275          1.59%(e)          1.60%(e)        1.26%(e)       27%
Year ended 10/31/07           59.90       1,152,814          1.57              1.61            0.89           41
Year ended 10/31/06           42.45         502,546          1.74              1.80            0.57           51
Year ended 10/31/05           32.26         265,583          1.83              1.98            0.62           40
Year ended 10/31/04           21.05         197,848          2.00              2.22            0.16           49
--------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08          (55.36)         32,309          2.34(e)           2.35(e)         0.51(e)        27
Year ended 10/31/07           58.69         103,476          2.32              2.36            0.14           41
Year ended 10/31/06           41.38          61,055          2.49              2.55           (0.18)          51
Year ended 10/31/05           31.41          34,456          2.50              2.65           (0.05)          40
Year ended 10/31/04           20.46          26,447          2.52              2.74           (0.36)          49
--------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08          (55.37)         76,853          2.34(e)           2.35(e)         0.51(e)        27
Year ended 10/31/07           58.65         219,121          2.32              2.36            0.14           41
Year ended 10/31/06           41.43          65,416          2.49              2.55           (0.18)          51
Year ended 10/31/05           31.46          12,327          2.50              2.65           (0.05)          40
Year ended 10/31/04           20.50           6,222          2.52              2.74           (0.36)          49
--------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)       (21.11)          1,854          1.36(e)(g)        1.37(e)(g)      1.49(e)(g)     27
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08          (54.81)         11,589          1.12(e)           1.13(e)         1.73(e)        27
Year ended 10/31/07           60.59          30,734          1.12              1.16            1.34           41
Year ended 10/31/06           43.20           7,984          1.23              1.28            1.07           51
Year ended 10/31/05(f)         1.02              24          1.34(g)           1.45(g)         1.11(g)        40
____________________________________________________________________________________________________________________
====================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to the shares of beneficial interest for all classes, which were less than $0.005 for the years ended October 31, 2008, 2007, 2005 and 2004, and were $0.01 for Class A, Class B, Class C and Institutional Class shares for the year ended October 31, 2006.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $860,794, $74,878, $169,173, $1,889 and $23,781 for Class A, Class B, Class C, Class
     Y and Institutional Class shares, respectively.
(f) Class Y and Institutional Class shares commenced on October 3, 2008 and October 25, 2005, respectively.
(g)  Annualized.


20        AIM DEVELOPING MARKETS FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM DEVELOPING MARKETS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $533.40        $6.28       $1,016.94       $ 8.26       1.63%
---------------------------------------------------------------------------------------------------
        B            1,000.00        531.70         9.16        1,013.17        12.04       2.38
---------------------------------------------------------------------------------------------------
        C            1,000.00        531.40         9.16        1,013.17        12.04       2.38
---------------------------------------------------------------------------------------------------
        Y            1,000.00        788.90         0.96        1,018.30         6.90       1.36
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six-month period.


23        AIM DEVELOPING MARKETS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
Investment Funds is required under the       renewal process, the Trustees receive        from one another and attributed different
Investment Company Act of 1940 to approve    comparative performance and fee data         weight to the various factors. The
annually the renewal of the AIM Developing   regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Markets Fund's (the Fund) investment         independent company, Lipper, Inc.            arrangements and resulting advisory fees
advisory agreement with Invesco Aim          (Lipper), under the direction and            for the Fund and the other AIM Funds are
Advisors, Inc. (Invesco Aim). During         supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
strategies and limitations of these funds.   investment advisory agreement and            fixed income trading operations. The Board
                                             sub-advisory agreements were considered      concluded that the nature, extent and
   In addition to their meetings             separately, although the Board also          quality of the advisory services provided
throughout the year, the Sub-Committees      considered the common interests of all of    to the Fund by Invesco Aim were
meet at designated contract renewal          the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
meetings each year to conduct an in-depth    Board considered all of the information      is providing satisfactory advisory
review of the performance, fees and          provided to them and did not identify any    services in accordance with the terms of
expenses of                                  particular factor that was controlling.      the Fund's investment advisory agreement.
                                             Each Trustee may have evalu-                 In addition, based on their ongoing
                                                                                          meetings throughout the year with the

                                                                                                                           continued


24              AIM DEVELOPING MARKETS FUND

Fund's portfolio manager or managers, the    continues to be responsive to the Board's    because of the breakpoints. Based on this
Board concluded that these individuals are   focus on fund performance. Although the      information, the Board concluded that the
competent and able to continue to carry      independent written evaluation of the        Fund's advisory fees appropriately reflect
out their responsibilities under the         Fund's Senior Officer only considered Fund   economies of scale at current asset
Fund's investment advisory agreement.        performance through the most recent          levels. The Board also noted that the Fund
                                             calendar year, the Board also reviewed       shares directly in economies of scale
   In determining whether to continue the    more recent Fund performance and this        through lower fees charged by third party
Fund's investment advisory agreement, the    review did not change their conclusions.     service providers based on the combined
Board considered the prior relationship                                                   size of all of the AIM Funds and
between Invesco Aim and the Fund, as well       C. Advisory Fees and Fee Waivers          affiliates.
as the Board's knowledge of Invesco Aim's
operations, and concluded that it was        The Board compared the Fund's contractual       E. Profitability and Financial
beneficial to maintain the current           advisory fee rate to the contractual               Resources of Invesco Aim
relationship, continued in part, because     advisory fee rates of funds in the Fund's
of such knowledge. The Board also            expense group that are not managed by        The Board reviewed information from
considered the steps that Invesco Aim and    Invesco Aim, at a common asset level and     Invesco Aim concerning the costs of the
its affiliates have taken over the last      as of the end of the past calendar year.     advisory and other services that Invesco
several years to improve the quality and     The Board noted that the Fund's              Aim and its affiliates provide to the Fund
efficiency of the services they provide to   contractual advisory fee rate was below      and the profitability of Invesco Aim and
the AIM Funds in the areas of investment     the median contractual advisory fee rate     its affiliates in providing these
performance, product line diversification,   of funds in its expense group. The Board     services. The Board also reviewed
distribution, fund operations, shareholder   also reviewed the methodology used by        information concerning the financial
services and compliance. The Board           Lipper in determining contractual fee        condition of Invesco Aim and its
concluded that the quality and efficiency    rates. The Board noted that Invesco Aim      affiliates. The Board also reviewed with
of the services Invesco Aim and its          does not serve as an advisor to other        Invesco Aim the methodology used to
affiliates provide to the AIM Funds in       mutual funds or other clients with           prepare the profitability information. The
each of these areas have generally           investment strategies comparable to those    Board considered the overall profitability
improved, and support the Board's approval   of the Fund.                                 of Invesco Aim, as well as the
of the continuance of the Fund's                                                          profitability of Invesco Aim in connection
investment advisory agreement.                  The Board noted that Invesco Aim has      with managing the Fund. The Board noted
                                             contractually agreed to waive fees and/or    that Invesco Aim continues to operate at a
   B. Fund Performance                       limit expenses of the Fund through at        net profit, although increased expenses in
                                             least June 30, 2009 in an amount necessary   recent years have reduced the
The Board compared the Fund's performance    to limit total annual operating expenses     profitability of Invesco Aim and its
during the past one, three and five          to a specified percentage of average daily   affiliates. The Board concluded that the
calendar years to the performance of funds   net assets for each class of the Fund. The   Fund's fees were fair and reasonable, and
in the Fund's performance group that are     Board considered the contractual nature of   that the level of profits realized by
not managed by Invesco Aim, and against      this fee waiver and noted that it remains    Invesco Aim and its affiliates from
the performance of all funds in the Lipper   in effect until at least June 30, 2009.      providing services to the Fund was not
Emerging Markets Funds Index. The Board      The Board also considered the effect this    excessive in light of the nature, quality
also reviewed the criteria used by Invesco   expense limitation would have on the         and extent of the services provided. The
Aim to identify the funds in the Fund's      Fund's estimated total expenses.             Board considered whether Invesco Aim is
performance group for inclusion in the                                                    financially sound and has the resources
Lipper reports. The Board noted that the        After taking account of the Fund's        necessary to perform its obligations under
Fund's performance was in the fourth         contractual advisory fee rate, as well as    the Fund's investment advisory agreement,
quintile of its performance group for the    the comparative advisory fee information     and concluded that Invesco Aim has the
one year period, the second quintile for     and the expense limitation discussed         financial resources necessary to fulfill
the three year period and the third          above, the Board concluded that the Fund's   these obligations.
quintile for the five year period (the       advisory fees were fair and reasonable.
first quintile being the best performing                                                     F. Independent Written Evaluation of
funds and the fifth quintile being the          D. Economies of Scale and Breakpoints           the Fund's Senior Officer
worst performing funds). The Board noted
that the Fund's performance was below the       The Board considered the extent to        The Board noted that, at their direction,
performance of the Index for the one year    which there are economies of scale in        the Senior Officer of the Fund, who is
period and above the performance for the     Invesco Aim's provision of advisory          independent of Invesco Aim and Invesco
three and five year periods. The Board       services to the Fund. The Board also         Aim's affiliates, had prepared an
noted that Invesco Aim acknowledges the      considered whether the Fund benefits from    independent written evaluation to assist
Fund's underperformance because of shorter   such economies of scale through              the Board in determining the
term performance results and continues to    contractual breakpoints in the Fund's        reasonableness of the proposed management
monitor the Fund. The Board also             advisory fee schedule or through advisory    fees of the AIM Funds, including the Fund.
considered the steps Invesco Aim has taken   fee waivers or expense limitations. The      The Board noted that they had relied upon
over the last several years to improve the   Board noted that the Fund's contractual      the Senior Officer's written evaluation
quality and efficiency of the services       advisory fee schedule includes seven         instead of a competitive bidding process.
that Invesco Aim provides to the AIM         breakpoints and that the level of the        In determining whether to continue the
Funds. The Board concluded that Invesco      Fund's advisory fees, as a percentage of     Fund's investment advisory agreement, the
Aim                                          the Fund's net assets, has decreased as      Board considered the Senior Officer's
                                             net assets increased                         written evaluation.

                                                                                                                           continued


25              AIM DEVELOPING MARKETS FUND

   G. Collateral Benefits to Invesco Aim     to 100% of the net advisory fees Invesco        C. Sub-Advisory Fees
      and its Affiliates                     Aim receives from the affiliated money
                                             market funds with respect to the Fund's      The Board considered the services to be
The Board considered various other           investment of uninvested cash, but not       provided by the Affiliated Sub-Advisers
benefits received by Invesco Aim and its     cash collateral. The Board considered the    pursuant to the sub-advisory agreements
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    and the services to be provided by Invesco
relationship with the Fund, including the    noted that it remains in effect until at     Aim pursuant to the Fund's investment
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     advisory agreement, as well as the
affiliates for their provision of            that the Fund's investment of uninvested     allocation of fees between Invesco Aim and
administrative, transfer agency and          cash and cash collateral from any            the Affiliated Sub-Advisers pursuant to
distribution services to the Fund. The       securities lending arrangements in the       the sub-advisory agreements. The Board
Board considered the performance of          affiliated money market funds is in the      noted that the sub-advisory fees have no
Invesco Aim and its affiliates in            best interests of the Fund and its           direct effect on the Fund or its
providing these services and the             shareholders.                                shareholders, as they are paid by Invesco
organizational structure employed by                                                      Aim to the Affiliated Sub-Advisers, and
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  that Invesco Aim and the Affiliated
these services. The Board also considered                                                 Sub-Advisers are affiliates. After taking
that these services are provided to the         A. Nature, Extent and Quality of          account of the Fund's contractual
Fund pursuant to written contracts which           Services Provided by Affiliated        sub-advisory fee rate, as well as other
are reviewed and approved on an annual             Sub-Advisers                           relevant factors, the Board concluded that
basis by the Board. The Board concluded                                                   the Fund's sub-advisory fees were fair and
that Invesco Aim and its affiliates were     The Board reviewed the services to be        reasonable.
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,             D. Financial Resources of the
their contracts, and were qualified to       Invesco Asset Management Limited, In-vesco         Affiliated Sub-Advisers
continue to provide these services to the    Asset Management (Japan) Limited, Invesco
Fund.                                        Australia Limited, Invesco Global Asset      The Board considered whether each
                                             Management (N.A.), Inc., Invesco Hong Kong   Affiliated Sub-Adviser is financially
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),       sound and has the resources necessary to
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured              perform its obligations under its
portfolio brokerage transactions executed    Management, Inc. (collectively, the          respective sub-advisory agreement, and
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the         concluded that each Affiliated Sub-Adviser
these arrangements, portfolio brokerage      sub-advisory agreements and the              has the financial resources necessary to
commissions paid by the Fund and/or other    credentials and experience of the officers   fulfill these obligations.
funds advised by Invesco Aim are used to     and employees of the Affiliated
pay for research and execution services.     Sub-Advisers who will provide these
The Board noted that soft dollar             services. The Board concluded that the
arrangements shift the payment obligation    nature, extent and quality of the services
for the research and execution services      to be provided by the Affiliated
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,
expenses. The Board also noted that          which have offices and personnel that are
research obtained through soft dollar        geographically dispersed in financial
arrangements may be used by Invesco Aim in   centers around the world, have been formed
making investment decisions for the Fund     in part for the purpose of researching and
and may therefore benefit Fund               compiling information and making
shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim's soft dollar arrangements       economies of various countries and
were appropriate. The Board also concluded   securities of companies located in such
that, based on their review and              countries or on various types of
representations made by Invesco Aim, these   investments and investment techniques, and
arrangements were consistent with            providing investment advisory services.
regulatory requirements.                     The Board concluded that the sub-advisory
                                             agreements will benefit the Fund and its
   The Board considered the fact that the    shareholders by permitting Invesco Aim to
Fund's uninvested cash and cash collateral   utilize the additional resources and
from any securities lending arrangements     talent of the Affiliated Sub-Advisers in
may be invested in money market funds        managing the Fund.
advised by Invesco Aim pursuant to
procedures approved by the Board. The           B. Fund Performance
Board noted that Invesco Aim will receive
advisory fees from these affiliated money    The Board did not view Fund performance as
market funds attributable to such            a relevant factor in considering whether
investments, although Invesco Aim has        to approve the sub-advisory agreements for
contractually agreed to waive through at     the Fund, as no Affiliated Sub-Adviser
least June 30, 2009, the advisory fees       currently manages any portion of the
payable by the Fund in an amount equal       Fund's assets.


26              AIM DEVELOPING MARKETS FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $55,616,955
     Qualified Dividend Income*                                 100%
     Corporate Dividends Received Deduction*                      0%
     Foreign Taxes                                            0.0899 Per Share
     Foreign Source Income                                    1.1279 Per Share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.76%, 99.88%, 99.44%, and 99.85%, respectively.


27        AIM DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM DEVELOPING MARKETS FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM DEVELOPING MARKETS FUND

Supplement to Annual Report dated 10/31/08

AIM DEVELOPING MARKETS FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                 in the most recent Fund prospectus as of
                                             For periods ended 10/31/08                   the date of this supplement for
The following information has been                                                        Institutional Class shares was 1.14%. The
prepared to provide Institutional Class      10 Years                             9.20%   expense ratios presented above may vary
shareholders with a performance overview      5 Years                            10.72    from the expense ratios presented in other
specific to their holdings. Institutional     1 Year                            -54.81    sections of the actual report that are
Class shares are offered exclusively to      ==========================================   based on expenses incurred during the
institutional investors, including defined                                                period covered by the report.
contribution plans that meet certain         ==========================================
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS                    A redemption fee of 2% will be imposed
                                             For periods ended 9/30/08, most recent       on certain redemptions or exchanges out of
                                             calendar quarter-end                         the Fund within 31 days of purchase.
                                                                                          Exceptions to the redemption fee are
                                             10 Years                            13.34%   listed in the Fund's prospectus.
                                              5 Years                            20.04
                                              1 Year                            -32.01       Had the advisor not waived fees and/or
                                             ==========================================   reimbursed expenses in the past,
                                                                                          performance would have been lower.
                                             Institutional Class shares' inception date
                                             is October 25, 2005. Returns since that         Please note that past performance is
                                             date are historical returns. All other       not indicative of future results. More
                                             returns are blended returns of historical    recent returns may be more or less than
                                             Institutional Class share performance and    those shown. All returns assume
                                             restated Class A share performance (for      reinvestment of distributions at NAV.
                                             periods prior to the inception date of       Investment return and principal value will
                                             Institutional Class shares) at net asset     fluctuate so your shares, when redeemed,
                                             value (NAV) and reflect the Rule 12b-1       may be worth more or less than their
                                             fees applicable to Class A shares. Class A   original cost. See full report for
                                             shares' inception date is January 11,        information on comparative benchmarks.
                                             1994.                                        Please consult your Fund prospectus for
                                                                                          more information. For the most current
                                                Institutional Class shares have no        month-end performance, please call 800 451
                                             sales charge; therefore, performance is at   4246 or visit invescoaim.com.
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of       (1) Total annual operating expenses less
                                             other share classes primarily due to             any contractual fee waivers and/or
                                             differing sales charges and class                expense reimbursements by the advisor
                                             expenses.                                        in effect through at least June 30,
                                                                                              2009. See current prospectus for more
                                                The net annual Fund operating expense         information
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 1.13%.(1) The total annual Fund
                                             operating expense ratio set forth

==========================================
NASDAQ SYMBOL                        GTDIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.
                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   DVM-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $535.10        $4.40       $1,019.41       $5.79        1.14%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM DEVELOPING MARKETS FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   DVM-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM GLOBAL HEALTH CARE FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        21   Financial Highlights
                        23   Auditor's Report
                        24   Fund Expenses
                        25   Approval of Investment Advisory Agreement
                        28   Tax Information
                        29   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM GLOBAL HEALTH CARE FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM GLOBAL HEALTH CARE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       o  A company fails to capitalize on a
                                                                                             market opportunity.
While the health care sector was not immune to the widespread stock market losses for
the fiscal year, the sector displayed some resilience due to its generally more           o  A change in management occurs.
defensive growth characteristics. The Fund outperformed the broader market, as measured
by the MSCI World Index, for the fiscal year ended October 31, 2008. However, the Fund    o  A stock's price target has been met.
underperformed its style-specific index, the MSCI World Health Care Index, due
primarily to security selection in pharmaceuticals and life science tools and services,   MARKET CONDITIONS AND YOUR FUND
as well as an underweight position in pharmaceuticals and overweight positions in life
sciences tools and services and foreign currency forwards.                                Several factors contributed to the
                                                                                          negative performance of most major market
   Your Fund's long-term performance appears later in this report.                        indexes for the fiscal year ended October
                                                                                          31, 2008.(1) The chief catalyst was the
FUND VS. INDEXES                                                                          ongoing subprime loan crisis and its far
                                                                                          reaching effects on overall credit
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     availability. Although inflation weighed
not include applicable contingent deferred sales charges (CDSC) or front-end sales        heavily on the minds of consumers and
charges, which would have reduced performance.                                            investors in the first half of 2008,
                                                                                          falling home values and commodity prices
Class A Shares                                                                  -26.26%   alleviated short-term inflationary
Class B Shares                                                                  -26.84    pressures beginning mid-year. However,
Class C Shares                                                                  -26.82    this concern was replaced as unemployment
Class Y Shares*                                                                 -26.26    and global economic instability took
Investor Class Shares                                                           -26.28    center stage from September to the
MSCI World Index(triangle) (Broad Market Index)                                 -41.85    present.
MSCI World Health Care Index(triangle) (Style-Specific Index)                   -22.81
Lipper Global Health/Biotechnology Funds Index(triangle)** (Peer Group Index)   -26.32       The U.S. Federal Reserve Board (the
Lipper Health/Biotechnology Funds Index(triangle) (Former Peer Group Index)     -24.94    Fed) continued the monetary easing policy
                                                                                          it began prior to the start of the fiscal
(triangle) Lipper Inc.                                                                    year. The federal funds target rate was
                                                                                          lowered from 4.5% to 1% in an effort to
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     inject liquidity into the weakening credit
   of Fund performance.                                                                   markets.(2) The collapse of Bear Sterns
                                                                                          and Lehman Brothers, forced sales of
** The Fund has elected to use the Lipper Global Health/Biotechnology Funds Index         Merrill Lynch and Wachovia, and
   instead of the Lipper Health/Biotechnology Funds Index as it represents portfolios     difficulties encountered by AIG as well as
   with similar investment styles to the Fund.                                            government-sponsored mortgage suppliers
=======================================================================================   Freddie Mac and Fannie Mae showed that the
                                                                                          housing market and the financial services
HOW WE INVEST                                                                             sector continued to struggle. In response,
                                                                                          the Fed deployed a variety of monetary
We seek health care stocks of all market     otherwise unfilled market segments.          policy tools to help alleviate the strain
capitalizations from around the world that                                                on financial markets.
we believe are attractively priced and       We seek to manage risk by generally:
have the potential to benefit from                                                           The advance estimate indicated that the
long-term earnings and cash flow growth.     o  Maintaining exposure to all health care   real gross domestic product (GDP)
                                                industries.                               decreased to an annual rate of 0.3% in the
   We typically invest in four broad                                                      third quarter of 2008.(3) Predominately,
segments of the health care sector:          o  Diversifying the portfolio with 70 to     the decrease in production was the result
pharmaceuticals, biotechnology, medical         110 holdings.                             of a decrease in personal consumption and
technology and health services. Suitable                                                  residential investment. Inflation, as
investments in this universe are             o  Limiting the size of investment in a      measured by a seasonally-adjusted Consumer
identified as having strong fundamentals        single position.                          Price Index, virtually ground to a halt
and earnings prospects combined with                                                      following sharp decreases in
healthy growth prospects. We assess the      o  Investing in international companies,
long-term commercial potential of each          which have lower correlation to the
company's current and prospective               U.S. stock market.
products, especially products that fill
                                             We may sell a holding when:

                                             o  We identify a more attractive
                                                investment opportunity.

                                             o  We see a deterioration of a company's
                                                fundamentals.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Health Care                          92.9%   1. United States                     85.4%    1. Genzyme Corp.                     4.4%
Consumer Staples                     3.0     2. Switzerland                        5.0     2. Johnson & Johnson                 3.9
Financials                           0.7     3. Germany                            3.2     3. Celgene Corp.                     3.9
Money Market Funds Plus                      4. United Kingdom                     2.1     4. Gilead Sciences, Inc.             3.9
Other Assets Less Liabilities        3.4     5. France                             1.3     5. Wyeth                             3.8
==========================================   ==========================================    6. Amgen Inc.                        3.5
The Fund's holdings are subject to change,                                                 7. Bristol Myers Squibb Co.          3.4
and there is no assurance that the Fund      ==========================================    8. Medtronic, Inc.                   3.0
will continue to hold any particular         Total Net Assets           $979.0 million     9. Roche Holding AG                  3.0
security.                                    Total Number of Holdings*              92    10. Genentech, Inc.                   2.6
                                             ==========================================   ==========================================
*  Excluding money market fund holdings.


4               AIM GLOBAL HEALTH CARE FUND

energy prices after June. However,           drugs, the company is diversified across                 DEREK TANER
unemployment trended higher during the       animal and consumer health care products,                Chartered Financial Analyst,
fiscal year and ultimately reached a rate    such as Centrum and Advil.                      [TANER   portfolio manager, is manager
of 6.5% by the end of October.(4)                                                            PHOTO]   of AIM Global Health Care
                                                Respiratory device maker RESPIRONICS                  Fund. Mr. Taner began his
   Against this backdrop, consumer           was among our top contributors to            investment career in 1993 as a fixed
staples, health care and utilities were      performance for the fiscal year.             income analyst, assistant portfolio
among the best performing sectors of the     Respironics entered into a definitive        manager and manager of a health care fund.
MSCI World Index. Conversely, financial      merger agreement with Royal Philips (not a   Mr. Tanner joined Invesco Aim in 2005. He
services, materials and industrials were     Fund holding) at a share price that          earned a B.S. in accounting and an M.B.A.
the worst performing sectors.(1)             represented a 31% premium to Respironics     from the Haas School of Business at the
                                             30 day average price ended December 21,      University of California at Berkeley.
   Relative to the MSCI World Health Care    2007.
Index, security selection in                                                              Assisted by the Global Health Care Team
pharmaceuticals and life science tools and      Large-cap biotechnology companies also
services, as well as an underweight          performed relatively well during the
position in pharmaceuticals and an           period, as the sector's defensive growth
overweight position in life sciences tools   characteristics in a deteriorating
and services drove the Fund's                economic environment drew interest from
underperformance relative to the             investors. GILEAD SCIENCES, CELGENE and
style-specific benchmark. On the other       BIOGEN IDEC were positive contributors and
hand, security selection in health care      the takeout of IMCLONE also aided
services, as well as an overweight in        performance.
biotechnology, contributed positively to
the Fund's performance. The Fund also           During the market turbulence of this
benefited from holding higher levels of      fiscal year, we took the opportunity to
cash into the rapid market deterioration     trade up to what we believed were higher
in September. It is important to note that   quality health care stocks that had been
the style-specific benchmark is more than    oversold. We continued to focus on
60% weighted in large-cap pharmaceuticals    companies with new product cycles, less
while the Fund is more diversified. In       reimbursement risk, and little
general though, we emphasized companies      competition. Our opinion was that
with defensive growth that should be less    diversified high quality companies with
susceptible to the uncertain economic        unique product offerings and services
environment.                                 should continue to deliver above average
                                             earnings growth, despite the potential for
   As part of our policy to manage risk,     more economic uncertainty and increased
the Fund also held currency forward          focus on managing health care costs in an
contracts to hedge our European currency     election year. Health care was among the
exposure. The strengthening of the U.S.      best performing sectors in the market for
dollar relative to European currencies       the fiscal year. This was consistent with
caused the Fund's currency forward           our expectations given the fundamental
contracts to detract from our performance    demand for health care against the
relative to our style-specific benchmark.    decelerating earnings growth in the
                                             broader market.
   Managed care organizations struggled
during the period as concerns regarding         As always, we thank you for your
the pricing cycle within the insurance       continued investment in AIM Global Health
business mounted. UNITEDHEALTH GROUP, one    Care Fund.
of the largest detractors from Fund
performance, suffered alongside other        (1) Lipper Inc.
managed health care companies during the
fiscal year. Additionally, the company       (2) U.S. Federal Reserve
lowered earnings guidance, and there were
ongoing concerns regarding overall service   (3) Bureau of Economic Analysis
quality levels. We maintained a position
in the company given the attractive          (4) Bureau of Labor Statistics
valuation and its free cash flow
generating capabilities.                     The views and opinions expressed in
                                             management's discussion of Fund
   WYETH, a biopharmaceutical firm focused   performance are those of Invesco Aim
on small molecules, biotechnology and        Advisors, Inc. These views and opinions
vaccines for a wide array of medical         are subject to change at any time based on
conditions, was also a detractor from Fund   factors such as market and economic
performance. Although Wyeth suffered from    conditions. These views and opinions may
looming patent expirations and pending       not be relied upon as investment advice or
lawsuits, we believed its latest drugs and   recommendations, or as an offer for a
development pipeline were promising.         particular security. The information is
Beyond prescription                          not a complete analysis of every aspect of
                                             any market, country, industry, security or
                                             the Fund. Statements of fact are from
                                             sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5               AIM GLOBAL HEALTH CARE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of an     believe that a logarithmic chart is more     size as the space between $10,000 and
index of funds reflects fund expenses and    effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6               AIM GLOBAL HEALTH CARE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS WITH SALES CHARGES)

Index data from 7/31/89, Fund data from 8/7/89

           AIM Global Health
           Care Fund-Class A
 Date            Shares         MSCI World Index(1)

7/31/89                               $10000           10/93    15288    11979
   8/89         $9532                   9756           11/93    15442    11298
   9/89          9573                  10028           12/93    16301    11848
  10/89          9780                   9692            1/94    17409    12627
  11/89         10119                  10076            2/94    16713    12461
  12/89         10285                  10397            3/94    15622    11921
   1/90          9821                   9909            4/94    15587    12287
   2/90          9829                   9481            5/94    15526    12315
   3/90         10103                   8906            6/94    14694    12278
   4/90         10103                   8775            7/94    15313    12509
   5/90         11197                   9696            8/94    16893    12883
   6/90         11494                   9624            9/94    16885    12542
   7/90         11520                   9709           10/94    16834    12895
   8/90         10757                   8797           11/94    16422    12333
   9/90         10326                   7867           12/94    16349    12450
  10/90         10632                   8598            1/95    16876    12260
  11/90         11353                   8454            2/95    17200    12436
  12/90         11635                   8628            3/95    17754    13032
   1/91         12409                   8940            4/95    17310    13483
   2/91         13437                   9765            5/95    17246    13596
   3/91         14211                   9474            6/95    17523    13588
   4/91         13923                   9545            7/95    18624    14265
   5/91         14620                   9759            8/95    18976    13944
   6/91         13941                   9153            9/95    19890    14347
   7/91         14926                   9582           10/95    20167    14118
   8/91         15301                   9549           11/95    21240    14606
   9/91         15454                   9797           12/95    22393    15029
  10/91         16398                   9952            1/96    23540    15298
  11/91         15778                   9516            2/96    24234    15388
  12/91         18374                  10205            3/96    24707    15641
   1/92         18133                  10013            4/96    24897    16006
   2/92         17379                   9838            5/96    25318    16016
   3/92         16214                   9371            6/96    24128    16094
   4/92         15196                   9499            7/96    21930    15522
   5/92         15556                   9874            8/96    23730    15697
   6/92         14948                   9540            9/96    25489    16309
   7/92         15556                   9561           10/96    24836    16419
   8/92         15170                   9790           11/96    24995    17336
   9/92         14828                   9697           12/96    27734    17055
  10/92         14939                   9432            1/97    28669    17258
  11/92         15880                   9597            2/97    28864    17453
  12/92         15888                   9672            3/97    25447    17104
   1/93         15322                   9701            4/97    24067    17660
   2/93         13337                   9928            5/97    28318    18747
   3/93         13525                  10501            6/97    28638    19679
   4/93         13610                  10985            7/97    29116    20582
   5/93         14422                  11235            8/97    29491    19202
   6/93         14466                  11138            9/97    32626    20242
   7/93         14081                  11364           10/97    31886    19173
   8/93         14184                  11883           11/97    31066    19509
   9/93         14748                  11660           12/97    29948    19744
                                                        1/98    29526    20291
                                                        2/98    32015    21660
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    3/98        32060                  22571           10/03    51525    21895
    4/98        32572                  22788           11/03    53127    22226
    5/98        32061                  22499           12/03    55975    23618
    6/98        32891                  23030            1/04    57816    23997
    7/98        32727                  22990            2/04    58308    24399
    8/98        27402                  19920            3/04    57643    24237
    9/98        29167                  20269            4/04    56894    23741
   10/98        30389                  22098            5/04    56274    23939
   11/98        32410                  23409            6/04    57067    24449
   12/98        35473                  24549            7/04    55589    23651
    1/99        36650                  25083            8/04    56317    23755
    2/99        35474                  24412            9/04    56036    24204
    3/99        38610                  25425           10/04    56422    24796
    4/99        37780                  26424           11/04    56998    26099
    5/99        36873                  25455           12/04    61102    27095
    6/99        38274                  26638            1/05    58816    26485
    7/99        38320                  26555            2/05    58816    27324
    8/99        37477                  26504            3/05    57299    26796
    9/99        35109                  26243            4/05    58199    26210
   10/99        36193                  27604            5/05    59677    26676
   11/99        38155                  28377            6/05    60124    26907
   12/99        37426                  30670            7/05    63269    27846
    1/00        38126                  28910            8/05    64427    28056
    2/00        39724                  28985            9/05    65135    28785
    3/00        39608                  30985           10/05    63683    28087
    4/00        39177                  29671           11/05    65269    29022
    5/00        40607                  28916           12/05    66424    29665
    6/00        44217                  29886            1/06    69028    30990
    7/00        45132                  29041            2/06    70194    30944
    8/00        47294                  29983            3/06    69794    31624
    9/00        50557                  28385            4/06    67323    32585
   10/00        50122                  27906            5/06    64900    31472
   11/00        53120                  26208            6/06    64569    31462
   12/00        56918                  26628            7/06    65537    31659
    1/01        54578                  27141            8/06    67851    32480
    2/01        57422                  24844            9/06    68095    32868
    3/01        52018                  23208           10/06    68973    34074
    4/01        54323                  24919           11/06    69035    34908
    5/01        54844                  24594           12/06    69305    35618
    6/01        59989                  23820            1/07    71252    36039
    7/01        59413                  23502            2/07    70205    35851
    8/01        58765                  22371            3/07    70766    36507
    9/01        56485                  20396            4/07    74368    38117
   10/01        55576                  20786            5/07    75685    39185
   11/01        58399                  22012            6/07    73467    38883
   12/01        59608                  22148            7/07    71520    38022
    1/02        58004                  21475            8/07    73222    37993
    2/02        55116                  21286            9/07    75485    39800
    3/02        58279                  22267           10/07    77772    41021
    4/02        57638                  21469           11/07    78356    39344
    5/02        57235                  21504           12/07    77274    38836
    6/02        53257                  20196            1/08    73256    35869
    7/02        51356                  18492            2/08    72025    35661
    8/02        51058                  18523            3/08    69800    35319
    9/02        48832                  16484            4/08    71035    37175
   10/02        47933                  17699            5/08    72939    37742
   11/02        47933                  18650            6/08    69963    34732
   12/02        46093                  17744            7/08    72859    33883
    1/03        45346                  17203            8/08    74149    33407
    2/03        43142                  16902            9/08    67883    29434
    3/03        43548                  16846           10/08    57301    23853
    4/03        45089                  18339
    5/03        48403                  19383
    6/03        49943                  19716
    7/03        49813                  20115
    8/03        48871                  20547
    9/03        50924                  20670
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (8/7/89)                   9.50%   CLASS A SHARES
10 Years                             5.96    Inception (8/7/89)                  10.51%
 5 Years                             1.02    10 Years                             8.20
 1 Year                            -30.32     5 Years                             4.72
                                              1 Year                            -15.01
CLASS B SHARES
Inception (4/1/93)                   9.52%   CLASS B SHARES
10 Years                             6.09    Inception (4/1/93)                  10.77%
 5 Years                             1.16    10 Years                             8.33
 1 Year                            -30.12     5 Years                             4.88
                                              1 Year                            -14.73
CLASS C SHARES
Inception (3/1/99)                   4.51%   CLASS C SHARES
 5 Years                             1.48    Inception (3/1/99)                   6.41%
 1 Year                            -27.47     5 Years                             5.21
                                              1 Year                            -11.56
CLASS Y SHARES
10 Years                             6.56%   INVESTOR CLASS SHARES
 5 Years                             2.17    10 Years                             8.82%
 1 Year                            -26.26     5 Years                             5.92
                                              1 Year                            -10.07
INVESTOR CLASS SHARES                        ==========================================
10 Years                             6.55%
 5 Years                             2.17
 1 Year                            -26.28
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    THE MOST RECENT MONTH-END PERFORMANCE.       FIRST YEAR AFTER PURCHASE. CLASS Y SHARES
3, 2008; RETURNS SINCE THAT DATE ARE         PERFORMANCE FIGURES REFLECT REINVESTED       AND INVESTOR CLASS SHARES DO NOT HAVE A
ACTUAL RETURNS. ALL OTHER RETURNS ARE        DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    FRONT-END SALES CHARGE OR A CDSC;
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      AND THE EFFECT OF THE MAXIMUM SALES CHARGE   THEREFORE, PERFORMANCE IS AT NET ASSET
PERFORMANCE AND RESTATED CLASS A SHARE       UNLESS OTHERWISE STATED. INVESTMENT RETURN   VALUE.
PERFORMANCE (FOR PERIODS PRIOR TO THE        AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
INCEPTION DATE OF CLASS Y SHARES) AT NET     YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL       THE PERFORMANCE OF THE FUND'S SHARE
ASSET VALUE. THE RESTATED CLASS A SHARE      SHARES.                                      CLASSES WILL DIFFER PRIMARILY DUE TO
PERFORMANCE REFLECTS THE RULE 12B-1 FEES                                                  DIFFERENT SALES CHARGE STRUCTURES AND
APPLICABLE TO CLASS A SHARES AS WELL AS         THE TOTAL ANNUAL FUND OPERATING EXPENSE   CLASS EXPENSES.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    RATIO SET FORTH IN THE MOST RECENT FUND
RECEIVED BY CLASS A SHARES. CLASS A SHARES   PROSPECTUS AS OF THE DATE OF THIS REPORT        A REDEMPTION FEE OF 2% WILL BE IMPOSED
INCEPTION DATE IS AUGUST 7, 1989.            FOR CLASS A, CLASS B, CLASS C, CLASS Y AND   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             INVESTOR CLASS SHARES WAS 1.19%, 1.94%,      THE FUND WITHIN 31 DAYS OF PURCHASE.
   INVESTOR CLASS SHARES' INCEPTION DATE     1.94%, 0.94% AND 1.19%, RESPECTIVELY. THE    EXCEPTIONS TO THE REDEMPTION FEE ARE
IS JULY 15, 2005. RETURNS SINCE THAT DATE    EXPENSE RATIOS PRESENTED ABOVE MAY VARY      LISTED IN THE FUND'S PROSPECTUS.
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    FROM THE EXPENSE RATIOS PRESENTED IN OTHER
ARE BLENDED RETURNS OF HISTORICAL INVESTOR   SECTIONS OF THIS REPORT THAT ARE BASED ON
CLASS SHARE PERFORMANCE AND RESTATED CLASS   EXPENSES INCURRED DURING THE PERIOD
A SHARE PERFORMANCE (FOR PERIODS PRIOR TO    COVERED BY THIS REPORT.
THE INCEPTION DATE OF INVESTOR CLASS
SHARES) AT NET ASSET VALUE AND REFLECT THE      CLASS A SHARE PERFORMANCE REFLECTS THE
RULE 12B-1 FEES APPLICABLE TO CLASS A        MAXIMUM 5.50% SALES CHARGE, AND CLASS B
SHARES. CLASS A SHARES' INCEPTION DATE IS    AND CLASS C SHARE PERFORMANCE REFLECTS THE
AUGUST 7, 1989.                              APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
   THE PERFORMANCE DATA QUOTED REPRESENT     CDSC ON CLASS B SHARES DECLINES FROM 5%
PAST PERFORMANCE AND CANNOT GUARANTEE        BEGINNING AT THE TIME OF PURCHASE TO 0% AT
COMPARABLE FUTURE RESULTS; CURRENT           THE BEGINNING OF THE SEVENTH YEAR. THE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CDSC ON CLASS C SHARES IS 1% FOR THE
VISIT INVESCOAIM.COM FOR


7               AIM GLOBAL HEALTH CARE FUND

AIM GLOBAL HEALTH CARE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             nies may be subject to rapid              o  The LIPPER HEALTH/BIOTECHNOLOGY FUNDS
                                                obsolescence caused by scientific            INDEX is an equally weighted
o  Effective September 30, 2003, only           advances and technological innovations,      representation of the largest funds in
   previously established qualified plans       which can cause fund shares to rise and      the Lipper Health/Biotechnology Funds
   are eligible to purchase Class B shares      fall more than the value of shares of a      category. These funds invest at least
   of any AIM fund.                             fund that invests more broadly.              65% of their portfolios in equity
                                                                                             securities of companies engaged in
o  Class Y shares are available to only      o  The Fund invests in synthetic                healthcare, medicine, and
   certain investors. Please see the            instruments, the value of which may not      biotechnology.
   prospectus for more information.             correlate perfectly with the overall
                                                securities markets. Rising interest       o  The Fund is not managed to track the
o  All Investor Class shares are closed to      rates and market price fluctuations          performance of any particular index,
   new investors. Contact your financial        will affect the performance of the           including the indexes defined here, and
   advisor about purchasing our other           fund's investments in synthetic              consequently, the performance of the
   share classes.                               instruments.                                 Fund may deviate significantly from the
                                                                                             performance of the indexes.
PRINCIPAL RISKS OF INVESTING IN THE          o  The prices of securities held by the
FUND                                            Fund may decline in response to market    o  A direct investment cannot be made in
                                                risks.                                       an index. Unless otherwise indicated,
o  The values of convertible securities in                                                   index results include reinvested
   which the Fund invests may be affected    o  The prices of IPO securities may go up       dividends, and they do not reflect
   by market interest rates, the risk that      and down more than prices of equity          sales charges. Performance of an index
   the issuer may default on interest or        securities of companies with longer          of funds reflects fund expenses;
   principal payments, and the value of         trading histories. In addition,              performance of a market index does not.
   the underlying common stock into which       companies offering securities in IPOs
   these securities may be converted.           may have less experienced management or   OTHER INFORMATION
                                                limited operating histories. There can
o  Investing in developing countries can        be no assurance that the fund will have   o  The Chartered Financial Analyst--REGIS-
   add additional risk, such as high rates      favorable IPO investment opportunities.      TERED TRADEMARK-- (CFA--REGISTERED
   of inflation or sharply devalued                                                          TRADEMARK--) designation is a globally
   currencies against the U.S. dollar.       ABOUT INDEXES USED IN THIS REPORT               recognized standard for measuring the
   Transaction costs are often higher, and                                                   competence and integrity of investment
   there may be delays in settlement         o  The MSCI WORLD INDEX--SERVICE MARK-- is      professionals.
   procedures.                                  a free float-adjusted market
                                                capitalization index that is designed     o  The returns shown in management's
o  Prices of equity securities change in        to measure global developed market           discussion of Fund performance are
   response to many factors, including the      equity performance.                          based on net asset values calculated
   historical and prospective earnings of                                                    for shareholder transactions. Generally
   the issuer, the value of its assets,      o  The MSCI WORLD HEALTH CARE INDEX is a        accepted accounting principles require
   general economic conditions, interest        free float-adjusted market                   adjustments to be made to the net
   rates, investor perceptions and market       capitalization index that represents         assets of the Fund at period end for
   liquidity.                                   the health care segment in global            financial reporting purposes, and as
                                                developed market equity performance.         such, the net asset values for
o  Foreign securities have additional                                                        shareholder transactions and the
   risks, including exchange rate changes,   o  The LIPPER GLOBAL HEALTH/BIOTECHNOLOGY       returns based on those net asset values
   political and economic upheaval,             FUNDS INDEX is an equally weighted           may differ from the net asset values
   relative lack of information,                representation of the largest funds in       and returns reported in the Financial
   relatively low market liquidity, and         the Lipper Health/Biotechnology Funds        Highlights.
   the potential lack of strict financial       category. These funds invest primarily
   and accounting controls and standards.       in the equity securities of domestic      o  Industry classifications used in this
                                                and foreign companies engaged in             report are generally according to the
o  The value of the Fund's shares is            healthcare, medicine, and                    Global Industry Classification
   particularly vulnerable to factors           biotechnology.                               Standard, which was developed by and is
   affecting the health care industry,                                                       the exclusive property and a service
   such as substantial government                                                            mark of MSCI Inc. and Standard &
   regulation that may affect the demand                                                     Poor's.
   for products and services offered by
   health care companies. Also, the products
   and services offered by health care
   compa-

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       GGHCX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       GTHBX
=======================================================================================   Class C Shares                       GTHCX
                                                                                          Class Y Shares                       GGHYX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Investor Class Shares                GTHIX
                                                                                          ==========================================


8               AIM GLOBAL HEALTH CARE FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-96.30%

BIOTECHNOLOGY-24.18%

Amgen Inc.(b)                                           570,901    $   34,191,261
---------------------------------------------------------------------------------
Array BioPharma Inc.(b)                                 541,465         2,664,008
---------------------------------------------------------------------------------
Athersys Inc.
  (Acquired 04/17/00; Cost $10,000,000)(b)(c)(d)        277,594           208,195
---------------------------------------------------------------------------------
Biogen Idec Inc.(b)                                     246,000        10,467,300
---------------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(b)(e)                      604,413        11,072,846
---------------------------------------------------------------------------------
Celgene Corp.(b)                                        592,614        38,081,376
---------------------------------------------------------------------------------
Evolutionary Genomics/GenoPlex, Inc.
  (Acquired 09/15/97-06/25/98; Cost
  $408,490)(b)(c)(d)(f)(g)                              109,377                 1
---------------------------------------------------------------------------------
Genentech, Inc.(b)                                      304,425        25,249,009
---------------------------------------------------------------------------------
Genzyme Corp.(b)                                        583,629        42,534,882
---------------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                                828,698        37,995,803
---------------------------------------------------------------------------------
Incyte Corp.(b)(e)                                      488,713         2,028,159
---------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(b)(e)                        157,781         4,256,931
---------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)(e)                         268,838        10,202,402
---------------------------------------------------------------------------------
Pharmasset, Inc.(b)                                     127,400         2,277,912
---------------------------------------------------------------------------------
Rigel Pharmaceuticals, Inc.(b)(e)                       322,584         2,809,707
---------------------------------------------------------------------------------
United Therapeutics Corp.(b)(e)                         145,937        12,730,085
=================================================================================
                                                                      236,769,877
=================================================================================


DRUG RETAIL-2.68%

CVS Caremark Corp.                                      725,696        22,242,583
---------------------------------------------------------------------------------
Drogasil S.A. (Brazil)                                  861,426         3,946,041
=================================================================================
                                                                       26,188,624
=================================================================================


HEALTH CARE DISTRIBUTORS-1.42%

Animal Health International, Inc.(b)                    725,921         4,682,190
---------------------------------------------------------------------------------
Cardinal Health, Inc.                                   242,000         9,244,400
=================================================================================
                                                                       13,926,590
=================================================================================


HEALTH CARE EQUIPMENT-15.47%

American Medical Systems Holdings, Inc.(b)(e)           696,215         7,533,046
---------------------------------------------------------------------------------
Baxter International Inc.                               254,900        15,418,901
---------------------------------------------------------------------------------
Becton, Dickinson and Co.                               281,200        19,515,280
---------------------------------------------------------------------------------
Covidien Ltd.                                           326,988        14,482,299
---------------------------------------------------------------------------------
Dexcom Inc.(b)(e)                                       779,898         3,525,139
---------------------------------------------------------------------------------
Hologic, Inc.(b)(e)                                     581,928         7,122,799
---------------------------------------------------------------------------------
Insulet Corp.(b)(e)                                     431,854         2,418,382
---------------------------------------------------------------------------------
Medtronic, Inc.                                         735,024        29,643,518
---------------------------------------------------------------------------------
Nobel Biocare Holding AG (Switzerland)(e)               153,472         2,640,234
---------------------------------------------------------------------------------
ResMed Inc.(b)                                          236,481         8,101,839
---------------------------------------------------------------------------------
Sensys Medical, Inc.
  (Acquired 04/23/04-08/09/06; Cost
  $1,302)(b)(c)(d)(f)                                     8,750               875
---------------------------------------------------------------------------------
Smith & Nephew PLC (United Kingdom)                   1,120,245        10,254,478
---------------------------------------------------------------------------------
Stryker Corp.                                           194,900        10,419,354
---------------------------------------------------------------------------------
Wright Medical Group, Inc.(b)(e)                        463,537        10,744,788
---------------------------------------------------------------------------------
Zimmer Holdings, Inc.(b)                                207,398         9,629,489
=================================================================================
                                                                      151,450,421
=================================================================================


HEALTH CARE FACILITIES-1.97%

Assisted Living Concepts Inc.-Class A(b)(e)             984,704         4,893,979
---------------------------------------------------------------------------------
Rhoen-Klinikum AG (Germany)                             676,346        14,419,820
=================================================================================
                                                                       19,313,799
=================================================================================


HEALTH CARE SERVICES-7.09%

DaVita, Inc.(b)                                         306,414        17,388,994
---------------------------------------------------------------------------------
Express Scripts, Inc.(b)                                121,464         7,361,933
---------------------------------------------------------------------------------
HMS Holdings Corp.(b)(e)                                215,927         5,348,512
---------------------------------------------------------------------------------
Medco Health Solutions, Inc.(b)                         426,303        16,178,199
---------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(b)                        114,947         4,442,702
---------------------------------------------------------------------------------
Quest Diagnostics Inc.                                  399,469        18,695,149
=================================================================================
                                                                       69,415,489
=================================================================================


HEALTH CARE SUPPLIES-1.77%

Alcon, Inc.                                              58,173         5,126,205
---------------------------------------------------------------------------------
Align Technology, Inc.(b)(e)                            393,252         2,725,236
---------------------------------------------------------------------------------
DENTSPLY International Inc.                             312,849         9,504,353
=================================================================================
                                                                       17,355,794
=================================================================================


HEALTH CARE TECHNOLOGY-0.38%

Allscripts-Misys Healthcare Solutions, Inc.(e)          569,709         3,703,108
=================================================================================


LIFE & HEALTH INSURANCE-0.66%

Amil Participacoes S.A. (Brazil)(d)                   1,382,700         6,468,397
=================================================================================


LIFE SCIENCES TOOLS & SERVICES-8.02%

AMAG Pharmaceuticals, Inc.(b)(e)                         67,481         2,063,569
---------------------------------------------------------------------------------
Charles River Laboratories International, Inc.(b)       214,620         7,689,835
---------------------------------------------------------------------------------
Invitrogen Corp.(b)(e)                                  278,159         8,008,198
---------------------------------------------------------------------------------
MDS Inc. (Canada)(b)                                    489,111         5,206,450
---------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                507,448        15,720,739
---------------------------------------------------------------------------------
Pharmanet Development Group, Inc.(b)(e)(g)            1,161,280         1,858,048
---------------------------------------------------------------------------------
Sequenom Inc.(b)(e)                                     255,868         4,605,624
---------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(b)                       520,165        21,118,699
---------------------------------------------------------------------------------
Varian Inc.(b)                                          222,240         8,189,544
---------------------------------------------------------------------------------
Waters Corp.(b)                                          93,199         4,082,116
=================================================================================
                                                                       78,542,822
=================================================================================


MANAGED HEALTH CARE-5.28%

Aetna Inc.                                              338,386         8,415,660
---------------------------------------------------------------------------------
AMERIGROUP Corp.(b)(e)                                  403,200        10,080,000
---------------------------------------------------------------------------------
Aveta, Inc.
  (Acquired 12/21/05; Cost $10,877,598)(b)(d)(f)        805,748         4,834,488
---------------------------------------------------------------------------------
CIGNA Corp.                                             236,626         3,857,004
---------------------------------------------------------------------------------
Health Net Inc.(b)                                      602,308         7,757,727
---------------------------------------------------------------------------------
UnitedHealth Group Inc.                                 704,185        16,710,310
=================================================================================
                                                                       51,655,189
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GLOBAL HEALTH CARE FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
PERSONAL PRODUCTS-0.34%

Herbalife Ltd.(e)                                       136,779    $    3,341,511
=================================================================================


PHARMACEUTICALS-27.04%

Allergan, Inc.                                          380,598        15,098,323
---------------------------------------------------------------------------------
ARYx Therapeutics, Inc.(b)                              498,000         1,210,140
---------------------------------------------------------------------------------
Auxilium Pharmaceuticals Inc.(b)(e)                     182,611         3,588,306
---------------------------------------------------------------------------------
Bayer AG (Germany)                                      148,217         8,152,395
---------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                              1,618,900        33,268,395
---------------------------------------------------------------------------------
Cadence Pharmaceuticals, Inc.(b)(e)                     605,985         3,957,082
---------------------------------------------------------------------------------
EastPharma Ltd.-GDR (Turkey)(b)(d)(f)                   674,841         2,206,730
---------------------------------------------------------------------------------
Hikma Pharmaceuticals PLC (United Kingdom)(e)           745,313         3,885,254
---------------------------------------------------------------------------------
Ipsen S.A. (France)(e)                                  212,595         8,043,943
---------------------------------------------------------------------------------
Johnson & Johnson                                       629,334        38,603,348
---------------------------------------------------------------------------------
Locus Pharmaceuticals, Inc.
  (Acquired 11/21/00-05/09/07; Cost
  $6,852,940)(b)(c)(d)(f)                               258,824           473,648
---------------------------------------------------------------------------------
MAP Pharmaceuticals Inc.(b)(e)                          252,083         1,048,665
---------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(e)                 202,386         2,888,048
---------------------------------------------------------------------------------
Merck KGaA (Germany)                                     93,731         8,311,386
---------------------------------------------------------------------------------
Novartis AG-ADR (Switzerland)                           337,838        17,226,360
---------------------------------------------------------------------------------
Pfizer Inc.                                           1,026,371        18,177,030
---------------------------------------------------------------------------------
Pharmstandard-GDR (Russia)(b)(d)(f)                     138,700         2,245,320
---------------------------------------------------------------------------------
Roche Holding AG (Switzerland)                          193,394        29,592,460
---------------------------------------------------------------------------------
Sanofi-Aventis-ADR (France)                             150,449         4,757,197
---------------------------------------------------------------------------------
Shire PLC-ADR (United Kingdom)(e)                       160,384         6,327,149
---------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd. (Japan)                  191,700         9,660,489
---------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(e)                                           207,400         8,893,312
---------------------------------------------------------------------------------
Wyeth                                                 1,151,859        37,066,823
=================================================================================
                                                                      264,681,803
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,020,638,439)                                          942,813,424
=================================================================================



PREFERRED STOCKS-0.26%

HEALTH CARE EQUIPMENT-0.24%

Intact Medical Corp.-Series C, Pfd.
  (Acquired 03/26/01; Cost $2,000,001)(c)(d)(f)       2,439,026           237,805
---------------------------------------------------------------------------------
Sensys Medical, Inc.,
  Series A-2, Pfd., (Acquired 02/25/98-09/30/05;
  Cost $7,627,993)(c)(d)(f)                           2,173,209         1,890,692
---------------------------------------------------------------------------------
  Series B, Conv. Pfd., (Acquired 03/16/05-
  01/12/07; Cost $245,305)(c)(d)(f)                     282,004           245,343
=================================================================================
                                                                        2,373,840
=================================================================================


PHARMACEUTICALS-0.02%

BioImagene, Inc.-Series B-2, Pfd.
  (Acquired 05/24/01; Cost $2,700,000)(c)(d)(f)         187,734           126,007
=================================================================================
     Total Preferred Stocks (Cost $12,573,299)                          2,499,847
=================================================================================



MONEY MARKET FUNDS-4.42%

Liquid Assets Portfolio-Institutional Class(h)       21,630,118        21,630,118
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)             21,630,118        21,630,118
=================================================================================
     Total Money Market Funds (Cost $43,260,236)                       43,260,236
=================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-100.98% (Cost $1,076,471,974)                                 988,573,507
=================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-8.89%

Liquid Assets Portfolio-Institutional Class (Cost
  $87,075,598)(h)(i)                                 87,075,598        87,075,598
=================================================================================
TOTAL INVESTMENTS-109.87% (Cost $1,163,547,572)                     1,075,649,105
=================================================================================
OTHER ASSETS LESS LIABILITIES-(9.87)%                                 (96,646,645)
=================================================================================
NET ASSETS-100.00%                                                 $  979,002,460
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Pfd.   - Preferred


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c)   Security is considered venture capital. See Note 1I.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $18,937,501, which represented 1.93% of the Fund's Net Assets.
(e)   All or a portion of this security was out on loan at October 31, 2008.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2008 was $12,260,909, which represented 1.25% of the Fund's Net Assets. See Note 1A.
(g) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2008 was $1,858,049, which represented 0.19% of the Fund's Net Assets. See Note 3.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1K.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GLOBAL HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $1,018,897,052)*                       $  943,455,222
-------------------------------------------------------
Investments in affiliates (Cost
  $144,650,520)                             132,193,883
=======================================================
     Total investments (Cost
       $1,163,547,572)                    1,075,649,105
=======================================================
Cash                                            165,585
-------------------------------------------------------
Foreign currencies, at value (Cost
  $915,548)                                     880,507
-------------------------------------------------------
Receivables for:
  Investments sold                           14,044,787
-------------------------------------------------------
  Fund shares sold                              460,919
-------------------------------------------------------
  Dividends                                     690,734
-------------------------------------------------------
  Foreign currency contracts                 11,143,656
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             153,305
-------------------------------------------------------
Other assets                                     65,265
=======================================================
     Total assets                         1,103,253,863
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                      34,999,770
-------------------------------------------------------
  Fund shares reacquired                      1,107,232
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                  87,075,598
-------------------------------------------------------
  Accrued fees to affiliates                    626,657
-------------------------------------------------------
  Accrued other operating expenses              156,766
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              285,380
=======================================================
     Total liabilities                      124,251,403
=======================================================
Net assets applicable to shares
  outstanding                            $  979,002,460
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,054,894,216
-------------------------------------------------------
Undistributed net investment income
  (loss)                                       (241,137)
-------------------------------------------------------
Undistributed net realized gain               2,921,373
-------------------------------------------------------
Unrealized appreciation (depreciation)      (78,571,992)
=======================================================
                                         $  979,002,460
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  425,928,117
_______________________________________________________
=======================================================
Class B                                  $   66,560,691
_______________________________________________________
=======================================================
Class C                                  $   29,587,976
_______________________________________________________
=======================================================
Class Y                                  $      617,082
_______________________________________________________
=======================================================
Investor Class                           $  456,308,594
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      19,897,479
_______________________________________________________
=======================================================
Class B                                       3,611,221
_______________________________________________________
=======================================================
Class C                                       1,603,974
_______________________________________________________
=======================================================
Class Y                                          28,822
_______________________________________________________
=======================================================
Investor Class                               21,311,284
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        21.41
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $21.41
     divided by 94.50%)                  $        22.66
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        18.43
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        18.45
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        21.41
_______________________________________________________
=======================================================
Investor Class:
  Net asset value and offering price
     per share                           $        21.41
_______________________________________________________
=======================================================



* At October 31, 2008, securities with an aggregate value of $85,759,549 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GLOBAL HEALTH CARE FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $633,378)                           $  13,314,875
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $943,711)                                                                         2,752,507
================================================================================================
     Total investment income                                                          16,067,382
================================================================================================


EXPENSES:

Advisory fees                                                                          8,200,411
------------------------------------------------------------------------------------------------
Administrative services fees                                                             329,728
------------------------------------------------------------------------------------------------
Custodian fees                                                                           116,235
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,411,477
------------------------------------------------------------------------------------------------
  Class B                                                                                972,307
------------------------------------------------------------------------------------------------
  Class C                                                                                362,866
------------------------------------------------------------------------------------------------
  Investor Class                                                                       1,504,809
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, Y and Investor                                         3,122,877
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 52,558
------------------------------------------------------------------------------------------------
Other                                                                                    712,940
================================================================================================
     Total expenses                                                                   16,786,208
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (164,868)
================================================================================================
     Net expenses                                                                     16,621,340
================================================================================================
Net investment income (loss)                                                            (553,958)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities sold to affiliates
     of $204,637)                                                                     19,881,469
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (822,381)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                          (9,246,320)
================================================================================================
                                                                                       9,812,768
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (390,770,143)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (10,096)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                          13,324,157
================================================================================================
                                                                                    (377,456,082)
================================================================================================
Net realized and unrealized gain (loss)                                             (367,643,314)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(368,197,272)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GLOBAL HEALTH CARE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                             $     (553,958)   $   (7,570,453)
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                             9,812,768       150,340,847
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (377,456,082)       27,865,585
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (368,197,272)      170,635,979
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (57,327,518)      (50,369,554)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (11,980,730)      (14,418,133)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (4,059,616)       (4,422,169)
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (61,418,071)      (69,356,328)
===========================================================================================================
     Total distributions from net realized gains                             (134,785,935)     (138,566,184)
===========================================================================================================
Share transactions-net:
  Class A                                                                       1,498,537        85,565,558
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (13,913,378)      (18,741,343)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                       4,437,970        (2,246,747)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                         704,218                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (2,191,177)      (65,297,812)
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                            (9,463,830)         (720,344)
===========================================================================================================
     Net increase (decrease) in net assets                                   (512,447,037)       31,349,451
___________________________________________________________________________________________________________
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,491,449,497     1,460,100,046
===========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(241,137) and $(234,827), respectively)                              $  979,002,460    $1,491,449,497
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM GLOBAL HEALTH CARE FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of four different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM GLOBAL HEALTH CARE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

        The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is

15        AIM GLOBAL HEALTH CARE FUND
      included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Next $350 million                                            0.65%
-------------------------------------------------------------------
Next $1.3 billion                                            0.55%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Through December 31, 2009, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


16        AIM GLOBAL HEALTH CARE FUND

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $67,257.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $21,687.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $56,516 in front-end sales commissions from the sale of Class A shares and $233, $90,433 and $2,049 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2008.

                                                                      CHANGE IN
                                                                     UNREALIZED
                                  VALUE    PURCHASES    PROCEEDS    APPRECIATION      VALUE    DIVIDEND    REALIZED
                                10/31/07    AT COST    FROM SALES  (DEPRECIATION)   10/31/08    INCOME   GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
Evolutionary
  Genomics/Genoplex, Inc.          $37    $   408,490      $--      $   (408,526)  $        1     $--        $--
--------------------------------------------------------------------------------------------------------------------
Pharmanet Development Group,
  Inc.                              --     13,906,196       --       (12,048,148)   1,858,048      --         --
====================================================================================================================
  Total Investments in
     Affiliates                    $37    $14,314,686      $--      $(12,456,674)  $1,858,049     $--        $--
____________________________________________________________________________________________________________________
====================================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $8,910,907 and securities sales of $705,715, which resulted in net realized gains of $204,637.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $75,924.


17        AIM GLOBAL HEALTH CARE FUND

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $5,724 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                          OPEN FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------------------
                                                 CONTRACT TO
SETTLEMENT                       ------------------------------------------                             UNREALIZED
DATE                                     DELIVER                  RECEIVE              VALUE           APPRECIATION
-------------------------------------------------------------------------------------------------------------------

11/10/08                          CHF   31,365,000         USD   29,652,564        $ 27,040,914        $  2,611,650
-------------------------------------------------------------------------------------------------------------------
11/10/08                          EUR   19,270,000         USD   29,560,180          24,548,053           5,012,127
-------------------------------------------------------------------------------------------------------------------
11/10/08                          GBP    5,885,000         USD   11,343,279           9,461,615           1,881,664
===================================================================================================================
  Total open foreign
     currency contracts                                                                                 $ 9,505,441
===================================================================================================================





                                          CLOSED FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------------------------------------------
                                                 CONTRACT TO
CLOSED                           ------------------------------------------
DATE                                     DELIVER                  RECEIVE              VALUE           REALIZED GAIN
--------------------------------------------------------------------------------------------------------------------

08/18/08                          USD    4,495,232         CHF    4,935,000        $  4,665,564         $   170,332
--------------------------------------------------------------------------------------------------------------------
10/14/08                          USD    6,352,823         EUR    4,630,000           7,102,420             749,597
--------------------------------------------------------------------------------------------------------------------
10/28/08                          USD    3,088,096         GBP    1,965,000           3,806,382             718,286
====================================================================================================================
  Total closed foreign
     currency contracts                                                                                 $ 1,638,215
====================================================================================================================
  Total foreign currency
     contracts                                                                                          $11,143,656
____________________________________________________________________________________________________________________
====================================================================================================================



Currency Abbreviations:

CHF  --   Swiss Franc
EUR  --   Euro
GBP  --   British Pound Sterling
USD  --   U.S. Dollar




18        AIM GLOBAL HEALTH CARE FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                2008             2007
---------------------------------------------------------------------------------------------------------
Ordinary income                                                             $ 33,434,549     $         --
---------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       101,351,386      138,566,184
=========================================================================================================
     Total distributions                                                    $134,785,935     $138,566,184
_________________________________________________________________________________________________________
=========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                       $   27,351,899
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (102,823,551)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (178,968)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (241,136)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,054,894,216
=================================================================================================
     Total net assets                                                              $  979,002,460
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and straddle loss deferrals.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $766,905,347 and $908,127,947, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  96,963,928
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (199,787,479)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(102,823,551)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,178,472,656.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and proxy costs on October 31, 2008, undistributed net investment income (loss) was increased by $547,648, undistributed net realized gain was increased by $822,381 and shares of beneficial interest decreased by $1,370,029. This reclassification had no effect on the net assets of the Fund.


19        AIM GLOBAL HEALTH CARE FUND

NOTE 12--SHARE INFORMATION


                                                SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    2,455,793     $  67,157,762      1,290,957     $  39,138,862
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      451,681        10,562,000        348,032         9,236,345
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      460,404        10,743,517        210,479         5,576,512
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    28,826           704,292             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               740,849        20,102,280        556,539        16,741,332
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,754,174        50,678,079      1,572,712        45,026,746
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      452,740        11,336,611        527,134        13,362,840
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      151,999         3,809,103        149,665         3,796,993
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             2,061,557        59,578,984      2,351,710        67,352,959
=========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                           --                --      4,379,336       133,533,342
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                           --                --        115,538         3,111,032
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                           --                --         90,627         2,442,233
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      399,819        10,543,557        250,972         7,148,844
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (462,393)      (10,543,557)      (282,296)       (7,148,844)
=========================================================================================================================
Reacquired:(d)
  Class A(b)                                                (4,832,598)     (126,880,861)    (4,625,374)     (139,282,236)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,098,440)      (25,268,432)    (1,386,357)      (37,302,716)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (441,843)      (10,114,650)      (529,473)      (14,062,485)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                        (4)              (74)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (3,051,610)      (81,872,441)    (4,974,298)     (149,392,103)
=========================================================================================================================
Net increase (decrease) in share activity                     (929,046)    $  (9,463,830)        45,903     $    (720,344)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

CLASS                                                                         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------
Class Y                                                                       28,349     $ 692,848
--------------------------------------------------------------------------------------------------
Class A                                                                      (16,325)     (398,983)
--------------------------------------------------------------------------------------------------
Investor Class                                                               (12,019)     (293,865)
__________________________________________________________________________________________________
==================================================================================================




(c) As of the open of business on April 23, 2007, the Fund acquired all the net assets of AIM Advantage Health Sciences Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 8, 2006 and by the shareholders of AIM Advantage Health Sciences Fund on April 12, 2007. The acquisition was accomplished by a tax-free exchange of 4,585,501 shares of the Fund for 8,205,142 shares outstanding of AIM Advantage Health Sciences Fund as of the close of business on April 20, 2007. Each class of AIM Advantage Health Sciences Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Advantage Health Sciences Fund to the net asset value of the Fund on the close of business, April 20, 2007. AIM Advantage Health Sciences Fund's net assets at that date of $139,086,607 including $7,484,339 of unrealized appreciation, were combined with those of the Fund immediately before the acquisition was $1,413,468,633. The combined aggregate net assets subsequent to the reorganization were $1,552,555,240
(d) Net of redemption fees of $36,049 and $11,940 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


20        AIM GLOBAL HEALTH CARE FUND

NOTE 13--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                               NET GAINS
                                                (LOSSES)
                      NET ASSET      NET     ON SECURITIES
                        VALUE,   INVESTMENT      (BOTH      TOTAL FROM   DISTRIBUTIONS    NET ASSET                NET ASSETS,
                      BEGINNING    INCOME     REALIZED AND  INVESTMENT     FROM NET      VALUE, END     TOTAL     END OF PERIOD
                      OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS  REALIZED GAINS  OF PERIOD(a)  RETURN(b)  (000S OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08     $31.94     $ 0.01(d)(e)  $(7.66)      $(7.65)       $(2.88)        $21.41       (26.28)%     425,928
Year ended 10/31/07      31.28      (0.13)(d)      3.79         3.66         (3.00)         31.94        12.82       642,561
Year ended 10/31/06      29.77      (0.15)         2.59         2.44         (0.93)         31.28         8.31       539,666
Year ended 10/31/05      26.38      (0.18)(d)      3.57         3.39            --          29.77        12.85       554,679
Year ended 10/31/04      24.09      (0.17)(d)      2.46         2.29            --          26.38         9.51       550,319
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08      28.09      (0.17)(d)(e)  (6.61)       (6.78)        (2.88)         18.43       (26.84)       66,561
Year ended 10/31/07      28.06      (0.32)(d)      3.35         3.03         (3.00)         28.09        11.96       119,886
Year ended 10/31/06      26.99      (0.36)         2.36         2.00         (0.93)         28.06         7.52       138,788
Year ended 10/31/05      24.08      (0.33)(d)      3.24         2.91            --          26.99        12.08       153,766
Year ended 10/31/04      22.09      (0.27)(d)      2.26         1.99            --          24.08         9.01       168,468
-------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08      28.11      (0.17)(d)(e)  (6.61)       (6.78)        (2.88)         18.45       (26.82)       29,588
Year ended 10/31/07      28.08      (0.32)(d)      3.35         3.03         (3.00)         28.11        11.96        40,297
Year ended 10/31/06      27.01      (0.36)         2.36         2.00         (0.93)         28.08         7.51        42,463
Year ended 10/31/05      24.09      (0.33)(d)      3.25         2.92            --          27.01        12.12        45,591
Year ended 10/31/04      22.11      (0.27)(d)      2.25         1.98            --          24.09         8.95        42,863
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(g)            24.44       0.00(d)(e)   (3.03)       (3.03)           --          21.41       (12.40)          617
-------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08      31.94       0.01(d)(e)   (7.66)       (7.65)        (2.88)         21.41       (26.28)      456,309
Year ended 10/31/07      31.29      (0.13)(d)      3.78         3.65         (3.00)         31.94        12.78       688,705
Year ended 10/31/06      29.77      (0.15)         2.60         2.45         (0.93)         31.29         8.35       739,183
Year ended
  10/31/05(g)            28.95      (0.04)(d)      0.86         0.82            --          29.77         2.83       807,560
_______________________________________________________________________________________________________________________________
===============================================================================================================================

                          RATIO OF          RATIO OF
                          EXPENSES          EXPENSES
                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                      WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                       AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                          ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
----------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         1.21%(f)          1.22%(f)        0.03%(e)(f)    61%
Year ended 10/31/07         1.19              1.19           (0.44)          46
Year ended 10/31/06         1.22              1.22           (0.46)          83
Year ended 10/31/05         1.48              1.60           (0.64)          92
Year ended 10/31/04         1.89              1.91           (0.63)          64
----------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08         1.96(f)           1.97(f)        (0.72)(e)(f)    61
Year ended 10/31/07         1.94              1.94           (1.19)          46
Year ended 10/31/06         1.97              1.97           (1.21)          83
Year ended 10/31/05         2.14              2.26           (1.30)          92
Year ended 10/31/04         2.39              2.41           (1.13)          64
----------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08         1.96(f)           1.97(f)        (0.72)(e)(f)    61
Year ended 10/31/07         1.94              1.94           (1.19)          46
Year ended 10/31/06         1.97              1.97           (1.21)          83
Year ended 10/31/05         2.14              2.26           (1.30)          92
Year ended 10/31/04         2.39              2.41           (1.13)          64
----------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(g)               0.96(f)(h)        0.97(f)(h)      0.28(e)(f)(h)  61
----------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08         1.21(f)           1.22(f)         0.03(e)(f)     61
Year ended 10/31/07         1.19              1.19           (0.44)          46
Year ended 10/31/06         1.22              1.22           (0.46)          83
Year ended
  10/31/05(g)               1.25(h)           1.25(h)        (0.41)(h)       92
________________________________________________________________________________________
========================================================================================




(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164, and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.
(d)  Calculated using average shares outstanding.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $5.23 per share owned of Allscripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.19)%, $(0.23) and (0.94)%, $(0.23) and (0.94)%,
     $0.00 and 0.06% and $(0.05) and (0.19)% for Class A, Class B, Class C, Class Y and Investor Class, respectively.
(f) Ratios are based on average daily net assets (000's omitted) of $564,591, $97,231, $36,287, $609 and $601,923 for Class A, Class B, Class C, Class Y
     and Investor Class shares, respectively.
(g) Class Y and Investor class shares commenced on October 3, 2008 and July 15, 2005, respectively.
(h)  Annualized.


21        AIM GLOBAL HEALTH CARE FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



22        AIM GLOBAL HEALTH CARE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




23        AIM GLOBAL HEALTH CARE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $807.30        $5.54       $1,019.00       $6.19        1.22%
---------------------------------------------------------------------------------------------------
        B            1,000.00        804.10         8.93        1,015.23        9.98        1.97
---------------------------------------------------------------------------------------------------
        C            1,000.00        804.30         8.93        1,015.23        9.98        1.97
---------------------------------------------------------------------------------------------------
        Y            1,000.00        876.00         0.71        1,020.31        4.88        0.96
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        807.30         5.54        1,019.00        6.19        1.22
---------------------------------------------------------------------------------------------------


(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one half-year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Class Y shares of the Fund and other funds because such data is based on a full six month period.


24        AIM GLOBAL HEALTH CARE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
Investment Funds is required under the       renewal process, the Trustees receive        from one another and attributed different
Investment Company Act of 1940 to approve    comparative performance and fee data         weight to the various factors. The
annually the renewal of the AIM Global       regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Health Care Fund's (the Fund) investment     independent company, Lipper, Inc.            arrangements and resulting advisory fees
advisory agreement with Invesco Aim          (Lipper), under the direction and            for the Fund and the other AIM Funds are
Advisors, Inc. (Invesco Aim). During         supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
strategies and limitations of these funds.   investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory agreements were considered      trading operations. The Board concluded
   In addition to their meetings             separately, although the Board also          that the nature, extent and quality of the
throughout the year, the Sub-Committees      considered the common interests of all of    advisory services provided to the Fund by
meet at designated contract renewal          the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meetings each year to conduct an in-depth    Board considered all of the information      Invesco Aim currently is providing
review of the performance, fees and          provided to them and did not identify any    satisfactory advisory services in
expenses of                                  particular factor that was controlling.      accordance with the terms of the Fund's
                                             Each Trustee may have evalu-                 investment advisory agreement. In
                                                                                          addition, based on their ongoing meetings
                                                                                          throughout the year

                                                                                                                           continued


25              AIM GLOBAL HEALTH CARE FUND

with the Fund's portfolio manager or         improve the quality and efficiency of the       D. Economies of Scale and Breakpoints
managers, the Board concluded that these     services that Invesco Aim provides to the
individuals are competent and able to        AIM Funds. The Board concluded that          The Board considered the extent to which
continue to carry out their                  Invesco Aim continues to be responsive to    there are economies of scale in Invesco
responsibilities under the Fund's            the Board's focus on fund performance.       Aim's provision of advisory services to
investment advisory agreement.               Although the independent written             the Fund. The Board also considered
                                             evaluation of the Fund's Senior Officer      whether the Fund benefits from such
   In determining whether to continue the    only considered Fund performance through     economies of scale through contractual
Fund's investment advisory agreement, the    the most recent calendar year, the Board     breakpoints in the Fund's advisory fee
Board considered the prior relationship      also reviewed more recent Fund performance   schedule or through advisory fee waivers
between Invesco Aim and the Fund, as well    and this review did not change their         or expense limitations. The Board noted
as the Board's knowledge of Invesco Aim's    conclusions.                                 that the Fund's contractual advisory fee
operations, and concluded that it was                                                     schedule includes six breakpoints and
beneficial to maintain the current              C. Advisory Fees and Fee Waivers          that the level of the Fund's advisory
relationship, in part, because of such                                                    fees, as a percentage of the Fund's net
knowledge. The Board also considered the     The Board compared the Fund's contractual    assets, has decreased as net assets
steps that Invesco Aim and its affiliates    advisory fee rate to the contractual         increased because of the breakpoints. The
have taken over the last several years to    advisory fee rates of funds in the Fund's    Board also noted that Invesco Aim's
improve the quality and efficiency of the    Lipper expense group that are not managed    contractual advisory fee waiver discussed
services they provide to the AIM Funds in    by Invesco Aim, at a common asset level      above includes breakpoints based on net
the areas of investment performance,         and as of the end of the past calendar       asset levels. Based on this information,
product line diversification,                year. The Board noted that the Fund's        the Board concluded that the Fund's
distribution, fund operations, shareholder   contractual advisory fee rate was below      advisory fees appropriately reflect
services and compliance. The Board           the median contractual advisory fee rate     economies of scale at current asset
concluded that the quality and efficiency    of funds in its expense group. The Board     levels. The Board also noted that the Fund
of the services Invesco Aim and its          also reviewed the methodology used by        shares directly in economies of scale
affiliates provide to the AIM Funds in       Lipper in determining contractual fee        through lower fees charged by third party
each of these areas generally have           rates.                                       service providers based on the combined
improved, and support the Board's approval                                                size of all of the AIM Funds and
of the continuance of the Fund's                The Board also compared the Fund's        affiliates.
investment advisory agreement.               effective fee rate (the advisory fee after
                                             any advisory fee waivers and before any         E. Profitability and Financial
   B. Fund Performance                       expense limitations/waivers) to the                Resources of Invesco Aim
                                             advisory fee rates of other clients of
The Board compared the Fund's performance    Invesco Aim and its affiliates with          The Board reviewed information from
during the past one, three and five          investment strategies comparable to those    Invesco Aim concerning the costs of the
calendar years to the performance of funds   of the Fund, including one mutual fund       advisory and other services that Invesco
in the Fund's performance group that are     advised by Invesco Aim and one mutual fund   Aim and its affiliates provide to the Fund
not managed by Invesco Aim, and against      sub-advised by an Invesco Aim affiliate.     and the profitability of Invesco Aim and
the performance of all funds in the Lipper   The Board noted that the Fund's rate was:    its affiliates in providing these
Health/Biotechnology Funds Index. The        (i) below the rate for the mutual fund;      services. The Board also reviewed
Board also reviewed the criteria used by     and (ii) above the sub-advisory fee rate     information concerning the financial
Invesco Aim to identify the funds in the     for the sub-advised mutual fund.             condition of Invesco Aim and its
Fund's performance group for inclusion in                                                 affiliates. The Board also reviewed with
the Lipper reports. The Board noted that        The Board noted that Invesco Aim has      Invesco Aim the methodology used to
the Fund's performance was in the third      contractually agreed to waive advisory       prepare the profitability information. The
quintile of its performance group for the    fees of the Fund through December 31, 2009   Board considered the overall profitability
one year period, the fourth quintile for     and that this fee waiver includes            of Invesco Aim, as well as the
the three year period, and the fifth         breakpoints based on net asset levels. The   profitability of Invesco Aim in connection
quintile for the five year period (the       Board considered the contractual nature of   with managing the Fund. The Board noted
first quintile being the best performing     this fee waiver and noted that it remains    that Invesco Aim continues to operate at a
funds and the fifth quintile being the       in effect until December 31, 2009. The       net profit, although increased expenses in
worst performing funds). The Board noted     Board also noted that Invesco Aim proposed   recent years have reduced the
that the Fund's performance was above the    that the contractual expense limitation of   profitability of Invesco Aim and its
performance of the Index for the one year    the Fund expire on June 30, 2008. Invesco    affiliates. The Board concluded that the
period, and below the performance of the     Aim advised the Board that the expense       Fund's fees were fair and reasonable, and
Index for the three and five year periods.   limitation had not resulted in any waivers   that the level of profits realized by
The Board noted that Invesco Aim made        for at least the past two fiscal years of    Invesco Aim and its affiliates from
changes to the Fund's portfolio management   the Fund.                                    providing services to the Fund was not
team in 2005 and 2006, which appear to be                                                 excessive in light of the nature, quality
producing encouraging results, but Invesco      After taking account of the Fund's        and extent of the services provided. The
Aim will continue to monitor the Fund. The   contractual advisory fee rate, as well as    Board considered whether Invesco Aim is
Board also considered the steps Invesco      the comparative advisory fee information     financially sound and has the resources
Aim has taken over the last several years    and the expiration of the expense            necessary to perform its obligations under
to                                           limitation discussed above, the Board        the Fund's investment advisory agreement,
                                             concluded that the Fund's advisory fees      and concluded that Invesco Aim has the
                                             were fair and reasonable.                    financial resources necessary to fulfill
                                                                                          these obligations.

                                                                                                                           continued


26           AIM GLOBAL HEALTH CARE FUND

   F. Independent Written Evaluation of      were appropriate. The Board also concluded   economies of various countries and
      the Fund's Senior Officer              that, based on their review and              securities of companies located in such
                                             representations made by Invesco Aim, these   countries or on various types of
The Board noted that, at their direction,    arrangements were consistent with            investments and investment techniques, and
the Senior Officer of the Fund, who is       regulatory requirements.                     providing investment advisory services.
independent of Invesco Aim and Invesco                                                    The Board concluded that the sub-advisory
Aim's affiliates, had prepared an               The Board considered the fact that the    agreements will benefit the Fund and its
independent written evaluation to assist     Fund's uninvested cash and cash collateral   shareholders by permitting Invesco Aim to
the Board in determining the                 from any securities lending arrangements     utilize the additional resources and
reasonableness of the proposed management    may be invested in money market funds        talent of the Affiliated Sub-Advisers in
fees of the AIM Funds, including the Fund.   advised by Invesco Aim pursuant to           managing the Fund.
The Board noted that they had relied upon    procedures approved by the Board. The
the Senior Officer's written evaluation      Board noted that Invesco Aim will receive       B. Fund Performance
instead of a competitive bidding process.    advisory fees from these affiliated money
In determining whether to continue the       market funds attributable to such            The Board did not view Fund performance as
Fund's investment advisory agreement, the    investments, although Invesco Aim has        a relevant factor in considering whether
Board considered the Senior Officer's        contractually agreed to waive through at     to approve the sub-advisory agreements for
written evaluation.                          least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
                                             payable by the Fund in an amount equal to    currently manages any portion of the
   G. Collateral Benefits to Invesco Aim     100% of the net advisory fees Invesco Aim    Fund's assets.
      and its Affiliates                     receives from the affiliated money market
                                             funds with respect to the Fund's                C. Sub-Advisory Fees
The Board considered various other           investment of uninvested cash, but not
benefits received by Invesco Aim and its     cash collateral. The Board considered the    The Board considered the services to be
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    provided by the Affiliated Sub-Advisers
relationship with the Fund, including the    noted that it remains in effect until at     pursuant to the sub-advisory agreements
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     and the services to be provided by Invesco
affiliates for their provision of            that the Fund's investment of uninvested     Aim pursuant to the Fund's investment
administrative, transfer agency and          cash and cash collateral from any            advisory agreement, as well as the
distribution services to the Fund. The       securities lending arrangements in the       allocation of fees between Invesco Aim and
Board considered the performance of          affiliated money market funds is in the      the Affiliated Sub-Advisers pursuant to
Invesco Aim and its affiliates in            best interests of the Fund and its           the sub-advisory agreements. The Board
providing these services and the             shareholders.                                noted that the sub-advisory fees have no
organizational structure employed by                                                      direct effect on the Fund or its
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  shareholders, as they are paid by Invesco
these services. The Board also considered                                                 Aim to the Affiliated Sub-Advisers, and
that these services are provided to the         A. Nature, Extent and Quality of          that Invesco Aim and the Affiliated
Fund pursuant to written contracts which           Services Provided by Affiliated        Sub-Advisers are affiliates. After taking
are reviewed and approved on an annual             Sub-Advisers                           account of the Fund's contractual
basis by the Board. The Board concluded                                                   sub-advisory fee rate, as well as other
that Invesco Aim and its affiliates were     The Board reviewed the services to be        relevant factors, the Board concluded that
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco    the Fund's sub-advisory fees were fair and
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,          reasonable.
their contracts, and were qualified to       Invesco Asset Management Limited, Invesco
continue to provide these services to the    Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
Fund.                                        Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
                                             Management (N.A.), Inc., Invesco Hong Kong
  The Board considered the benefits realized Limited, Invesco Institutional (N.A.),       The Board considered whether each
by Invesco Aim as a result of portfolio      Inc. and Invesco Senior Secured              Affili-ated Sub-Adviser is financially
brokerage transactions executed through      Management, Inc. (collectively, the          sound and has the resources necessary to
"soft dollar" arrangements. Under these      "Affiliated Sub-Advisers") under the         perform its obligations under its
arrangements, portfolio brokerage            sub-advisory agreements and the              respective sub-advisory agreement, and
commissions paid by the Fund and/or other    credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
funds advised by Invesco Aim are used to     and employees of the Affiliated              has the financial resources necessary to
pay for research and execution services.     Sub-Advisers who will provide these          fulfill these obligations.
The Board noted that soft dollar             services. The Board concluded that the
arrangements shift the payment obligation    nature, extent and quality of the services
for the research and execution services      to be provided by the Affiliated
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,
expenses. The Board also noted that          which have offices and personnel that are
research obtained through soft dollar        geographically dispersed in financial
arrangements may be used by Invesco Aim in   centers around the world, have been formed
making investment decisions for the Fund     in part for the purpose of researching and
and may therefore benefit Fund               compiling information and making
shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim's soft dollar arrangements


27           AIM GLOBAL HEALTH CARE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $101,351,388
     Qualified Dividend Income*                                21.76%
     Corporate Dividends Received Deduction*                   13.72%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 28.02%, 24.69%, 20.83%, and 20.93%, respectively.


28        AIM GLOBAL HEALTH CARE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




29        AIM GLOBAL HEALTH CARE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






30        AIM GLOBAL HEALTH CARE FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide
investment advisory services to individual and institutional clients and do not sell securities. Please        [INVESCO AIM LOGO]
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.      -- SERVICE MARK --
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                        invescoaim.com   GHC-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM INTERNATIONAL TOTAL RETURN FUND
-- SERVICE MARK --      Annual Report to Shareholders - October 31, 2008

                                         [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        12   Financial Statements
                        15   Notes to Financial Statements
                        22   Financial Highlights
                        24   Auditor's Report
                        25   Fund Expenses
                        26   Approval of Investment Advisory Agreement
                        29   Tax Information
                        30   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
     [TAYLOR
      PHOTO]       MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
  Philip Taylor    (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/s/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM INTERNATIONAL TOTAL RETURN FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction
     [CROCKETT     of excess is often painful, at least in the short term. Your Board of Trustees
       PHOTO]      believes in the wisdom of a long-term perspective and consistent investment discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse
  Bruce Crockett   investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM INTERNATIONAL TOTAL RETURN FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   return above a specific benchmark) as well
PERFORMANCE SUMMARY                                                                       as the risk parameters for the Fund.
                                                                                          Investment vehicles are evaluated for
For the fiscal year ended October 31, 2008, Class A Shares of AIM International Total     liquidity and risk versus relative value.
Return Fund, at net asset value (NAV), underperformed the Barclays Capital Global
Aggregate ex U.S. Index (unhedged). The majority of this underperformance resulted from      Sell decisions are based on:
the Fund's currency exposure to the Japanese yen relative to the U.S. dollar during the
summer of 2008 and its allocation to investment-grade and high yield corporate bonds.     o  A conscious decision to alter the
                                                                                             Fund's overall risk exposure (e.g.,
   Your Fund's long-term performance appears later in this report.                           duration, yield curve positioning,
                                                                                             sector exposure).
FUND VS. INDEXES
                                                                                          o  The need to limit or reduce exposure to
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does        a particular sector or issuer.
not include applicable contingent deferred sales charges (CDSC) or front-end sales
charges, which would have reduced performance.                                            o  Degradation of an issuer's credit
                                                                                             quality.
Class A Shares                                                                   -6.22%
Class B Shares                                                                   -6.95    o  Realignment of a valuation target.
Class C Shares                                                                   -6.95
Class Y Shares*                                                                  -6.22    o  Presentation of a better relative value
Barclays Capital Global Aggregate ex U.S. Index(triangle)**                                  opportunity.
   (Broad Market/Style-Specific Index)                                           -4.35
Lipper International Income Funds Index(triangle) (Peer Group Index)             -5.48    MARKET CONDITIONS AND YOUR FUND

(triangle) Lipper Inc.                                                                    Rising concerns over the health of the
                                                                                          global financial system weighed heavily on
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     world markets during the fiscal year. A
   of Fund performance.                                                                   decade or more of lax lending practices,
                                                                                          excessive leverage, unsound business
** Effective 11/03/08, the Lehman Brothers indexes were rebranded as Barclays Capital     models, inadequate attention to
   indexes.                                                                               counterparty risks and regulatory failure
=======================================================================================   culminated in the collapse of several
                                                                                          major financial institutions. In addition
HOW WE INVEST                                invest in derivative instruments such as     to the troubled financial system, general
                                             futures contracts and swap agreements,       economic issues, such as housing prices,
We believe dynamic and complex fixed         including but not limited to credit          unemployment and the availability of
income markets create opportunities for      default swaps. Foreign currency              credit, adveresely affected investment
investors that are best captured by          investments may include spot contracts,      markets.
independent specialist decision makers       forward currency contracts, currency
interconnected as a global team. We use      swaps, currency options, currency futures       September alone was a historic month as
this philosophy in the Fund in an endeavor   and options on currency futures.             Lehman Brothers went into bankruptcy.
to realize the maximum amount of total                                                    Additionally, the U.S. government took
return.                                         Our security selection is supported by    over Freddie Mac and Fannie Mae and bailed
                                             a team of independent specialists. Team      out American International Group (AIG).
   We invest primarily in a diversified      members conduct top-down macroeconomic as    Merrill Lynch was taken over by Bank of
portfolio of foreign government and          well as bottom-up analysis on individual     America and Washington Mutual, one of the
corporate debt securities, generally         securities. Recommendations are              largest U.S. savings and loans, was taken
represented by the sector categories         communicated to portfolio managers through   over by JP Morgan Chase.
within the Barclays Capital Global           proprietary technology that allows all
Aggregate ex U.S. Index (unhedged) which     investment professionals to communicate in      Initially, the adverse effects of the
includes foreign currency investments. We    a timely manner.                             credit crisis were mitigated mainly by the
also invest in debt securities that                                                       U.S. Federal Reserve (the Fed) cutting
include foreign sovereign, corporate or         Portfolio construction begins with a      interest rates and creating different
agency securities, including securitized     well-defined Fund design that establishes    methods by which banks and other
securities, such as asset-backed and         the target investment vehicles for
mortgage-backed securities. We may also      generating the desired "alpha" (the extra

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS                  Total Net Assets             $95.3 million
By sector                                                                                 Total Number of Holdings                60
                                              1. Bundesrepublik Deutschland        7.7%   ==========================================
Sovereign Debt                       59.6%    2. Development Bank of Japan         6.2
Financials                           32.8     3. France Government                 5.4
Consumer Staples                      1.5     4. United Kingdom Treasury           5.1
Telecommunication Services            1.2     5. Dexia Municipal Agency            5.1
Information Technology                0.7     6. Spanish Government                4.9
Utilities                             0.5     7. Austria Government                4.9
Materials                             0.4     8. Netherlands Government            4.6
Consumer Discretionary                0.1     9. Network Rail Infrastructure
Energy                                0.1        Finance PLC                       4.3
Other Assets Less Liabilities         3.1    10. European Investment Bank          4.3
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4               AIM INTERNATIONAL TOTAL RETURN FUND

institutions could obtain temporary          during the last few months of the fiscal     The views and opinions expressed in
liquidity from the central bank. More        year as long-term government bond yields     management's discussion of Fund
recently, the Fed stepped up its lending     fell by less than short-term government      performance are those of Invesco Aim
by granting wider access to its funding,     bond yields.(1)                              Advisors, Inc. These views and opinions
expanding the range of collateral for Fed                                                 are subject to change at any time based on
loans, and enlarging international swap         In Europe, while our active yield curve   factors such as market and economic
facilities to provide U.S. dollars to        management contributed to relative           conditions. These views and opinions may
foreign central banks. In addition, on       performance during the first part of the     not be relied upon as investment advice or
October 1, 2008, the U.S. Senate approved    fiscal year, it was ineffective over the     recommendations, or as an offer for a
the Troubled Assets Relief Program, which    last few months of the period.               particular security. The information is
included a comprehensive bailout plan to                                                  not a complete analysis of every aspect of
acquire up to $700 billion of illiquid          Fluctuations in currency exchange rates   any market, country, industry, security or
assets of U.S. commercial banks. Moreover,   were a significant driver of the Fund`s      the Fund. Statements of fact are from
central banks around the world cut           performance over the period. Given the       sources considered reliable, but Invesco
interest rates in a coordinated effort,      deteriorating economic conditions in the     Aim Advisors, Inc. makes no representation
trying to rescue global economies from the   U.S., we actively managed the Fund's         or warranty as to their completeness or
intensified financial crisis.                exposure to the U.S. dollar. During the      accuracy. Although historical performance
                                             first few months of 2008, we maintained an   is no guarantee of future results, these
   During the reporting period, surging      underweight in the U.S. dollar relative to   insights may help you understand our
demand for liquidity along with growing      the euro and Japanese yen. However, more     investment management philosophy.
concerns about counterparty risk led to a    recently, we moved to an overweight
significant sell-off in the credit           position as the U.S. dollar began to gain    See important Fund and index disclosures
markets.(1) Investors became more risk       strength, especially relative to the euro.   later in this report.
averse and continued to seek the             Consequently, this strategy had a positive
stability, safety and liquidity of U.S.      impact on relative performance.              (1) Barclays Capital
Treasury securities and other short-term
government bonds. The result was a rally        Our overweight exposure to the Japanese   (2) U.S. Department of the Treasury
in U.S. Treasury and government security     yen versus the U.S. Dollar was negative
prices with a signifi-cant decline in        for performance, due to the appreciation     RUSSEL MATTHEWS
yields and steeper yield curves in all       of the U.S dollar relative to the yen
markets.(2)                                  during the summer of 2008. In peripheral     Portfolio manager, is lead manager of AIM
                                             markets, while the Fund's overweight         International Total Return Fund. Mr.
   In this environment, we actively          positions in the Australian dollar and the   Matthews joined Invesco Ltd. in 2000. He
managed the Fund's duration to mitigate      Canadian dollar were positive for relative   earned a B.A. in economics and journalism
the impact of interest rate fluctuations     performance, an overweight position in the   from Rhodes University, South Africa, and
in different countries on the Fund's         British pound detracted from returns.        a Post Graduate diploma in management from
performance. During the first part of the                                                 The University of Cape Town.
reporting period, our underweight duration      Throughout the reporting period, we
exposure in the U.S. relative to the         maintained a fairly diversified portfolio    MARK NASH
benchmark detracted from performance, as     of corporate bonds and focused mainly on
U.S. Treasury yields declined in response    investment-grade issues from developed       Chartered Financial Analyst, portfolio
to the Fed's several rate cuts. While our    regions. We also maintained a relatively     manager, is co-manager of AIM
move to an overweight duration stance        small allocation to high yield corporate     International Total Return Fund. He joined
relative to the benchmark during the last    bonds. While over the fiscal year we         Invesco Ltd. in 2001. Mr. Nash earned a
few months was positive for performance,     steadily reduced our positions in            B.S. with honors in chemistry and a M.S.
it was not enough to offset the earlier      corporate bonds globally, investment-grade   in materials engineering from the
losses from our duration underweight in      and high yield securities continued to       University of Nottingham.
the U.S.                                     underperform government issues as the
                                             liquidity diminished and credit spreads
   In Europe, we maintained a relative       widened dramatically.(1) Consequently, our
overweight duration, expecting bond yields   exposure to investment-grade and high
to decline because of deteriorating          yield corporate bonds detracted from
economic fundamentals. As government bond    relative performance.
yields declined, our duration exposure to
Europe benefited relative performance.          Thank you for your continued investment
                                             in AIM International Total Return Fund.
   We used government bond futures,
including U.S. Treasury futures, to
actively manage duration and adjust the
Fund's interest rate exposure. In our
view, gaining an exposure to global bond
markets through bond futures is a more
effective way to employ the Fund's cash
for duration management purposes versus
buying cash bonds.

   Over the period, the Fund was
positioned with a yield-curve-steepening bias in the U.S. This positioning was beneficial


5               AIM INTERNATIONAL TOTAL RETURN FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            contingent deferred sales charges. Index
comparable future results.                   results include reinvested dividends, but
                                             they do not reflect sales charges.
   The data shown in the chart include       Performance of an index of funds reflects
reinvested distributions, applicable sales   fund expenses and management fees;
charges and Fund expenses including          performance of a market index does not.
management fees. Results for Class B         Performance shown in the chart and
shares are calculated as if a hypothetical   table(s) does not reflect deduction of
shareholder had liquidated his entire        taxes a shareholder would pay on Fund
investment in the Fund at the close of the   distributions or sale of Fund shares.
reporting period and paid the applicable

continued from page 8

OTHER INFORMATION                               accepted accounting principles require    o  Industry classifications used in this
                                                adjustments to be made to the net            report are generally according to the
o  The Chartered Financial Analyst--REGIS-      assets of the Fund at period end for         Global Industry Classification
   TERED TRADEMARK-- (CFA--REGISTERED           financial reporting purposes, and as         Standard, which was developed by and is
   TRADEMARK--) designation is a globally       such, the net asset values for               the exclusive property and a service
   recognized standard for measuring the        shareholder transactions and the             mark of MSCI Inc. and Standard &
   competence and integrity of investment       returns based on those net asset values      Poor's.
   professionals.                               may differ from the net asset values
                                                and returns reported in the Financial
o  The returns shown in management's            Highlights.
   discussion of Fund performance are
   based on net asset values calculated
   for shareholder transactions. Generally


6               AIM INTERNATIONAL TOTAL RETURN FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)

Fund and index data from 3/31/06

          AIM International   AIM International   AIM International  Barclays Capital         Lipper
         Total Return Fund-  Total Return Fund-  Total Return Fund-  Global Aggregate  International Income
Date       Class A Shares      Class B Shares      Class C Shares    ex-U.S. Index(1)     Funds Index(1)

3/31/06        $ 9525              $10000              $10000             $10000              $10000
   4/06          9913               10400               10400              10324               10192
   5/06         10064               10542               10542              10547               10262
   6/06          9954               10419               10419              10400               10203
   7/06         10024               10487               10487              10480               10263
   8/06         10095               10555               10555              10577               10355
   9/06         10013               10462               10462              10517               10304
  10/06         10110               10553               10564              10639               10433
  11/06         10365               10823               10823              10985               10641
  12/06         10181               10625               10625              10788               10559
   1/07         10064               10493               10494              10618               10412
   2/07         10287               10717               10728              10871               10627
   3/07         10319               10751               10751              10913               10687
   4/07         10437               10863               10863              11077               10799
   5/07         10251               10659               10659              10850               10671
   6/07         10197               10602               10592              10793               10651
   7/07         10394               10787               10786              11094               10820
   8/07         10473               10869               10868              11228               10844
   9/07         10840               11251               11239              11586               11200
  10/07         11038               11446               11444              11826               11386
  11/07         11195               11599               11597              12055               11473
  12/07         11128               11516               11514              11978               11485
   1/08         11508               11910               11907              12384               11862
   2/08         11806               12208               12205              12702               12127
   3/08         12112               12512               12520              13095               12288
   4/08         11668               12042               12050              12719               12061
   5/08         11504               11871               11870              12555               11933
   6/08         11484               11839               11838              12577               11908
   7/08         11546               11893               11902              12611               11921
   8/08         11143               11476               11474              12196               11575
   9/08         10945               11271               11269              11835               11243
  10/08         10349               10352               10650              11312               10762
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (3/31/06)                  1.34%   CLASS A SHARES
 1 Year                            -10.70    Inception (3/31/06)                  3.66%
                                              1 Year                             -3.87
CLASS B SHARES
Inception (3/31/06)                  1.35%   CLASS B SHARES
 1 Year                            -11.41    Inception (3/31/06)                  3.78%
                                              1 Year                             -4.61
CLASS C SHARES
Inception (3/31/06)                  2.46%   CLASS C SHARES
 1 Year                             -7.84    Inception (3/31/06)                  4.90%
                                              1 Year                             -0.69
CLASS Y SHARES                               ==========================================
Inception                            3.27%
 1 Year                             -6.22    REPORT THAT ARE BASED ON EXPENSES INCURRED
==========================================   DURING THE PERIOD COVERED BY THIS REPORT.

CLASS Y SHARES' INCEPTION DATE IS OCTOBER       CLASS A SHARE PERFORMANCE REFLECTS THE
3, 2008; RETURNS SINCE THAT DATE ARE         MAXIMUM 4.75% SALES CHARGE, AND CLASS B
ACTUAL RETURNS. ALL OTHER RETURNS ARE        AND CLASS C SHARE PERFORMANCE REFLECTS THE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE AND RESTATED CLASS A SHARE       CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
PERFORMANCE (FOR PERIODS PRIOR TO THE        CDSC ON CLASS B SHARES DECLINES FROM 5%
INCEPTION DATE OF CLASS Y SHARES) AT NET     BEGINNING AT THE TIME OF PURCHASE TO 0% AT
ASSET VALUE. THE RESTATED CLASS A SHARE      THE BEGINNING OF THE SEVENTH YEAR. THE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
APPLICABLE TO CLASS A SHARES AS WELL AS      YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    HAVE A FRONT-END SALES CHARGE OR A CDSC;
RECEIVED BY CLASS A SHARES. CLASS A SHARES   THEREFORE, PERFORMANCE IS AT NET ASSET
INCEPTION DATE IS MARCH 31, 2006.            VALUE.

   THE PERFORMANCE DATA QUOTED REPRESENT        THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        CLASSES WILL DIFFER PRIMARILY DUE TO
COMPARABLE FUTURE RESULTS; CURRENT           DIFFERENT SALES CHARGE STRUCTURES AND
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CLASS EXPENSES.
VISIT INVESCOAIM.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES      A REDEMPTION FEE OF 2% WILL BE IMPOSED
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
IN NET ASSET VALUE AND THE EFFECT OF THE     THE FUND WITHIN 31 DAYS OF PURCHASE.
MAXIMUM SALES CHARGE UNLESS OTHERWISE        EXCEPTIONS TO THE REDEMPTION FEE ARE
STATED. INVESTMENT RETURN AND PRINCIPAL      LISTED IN THE FUND'S PROSPECTUS.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.            HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES, PERFORMANCE WOULD
   THE NET ANNUAL FUND OPERATING EXPENSE     HAVE BEEN LOWER.
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT     (1) Total annual operating expenses less
FOR CLASS A, CLASS B, CLASS C AND CLASS Y        any contractual fee waivers and/or
SHARES WAS 1.12%, 1.87%, 1.87% AND 0.87%,        expense reimbursements by the advisor
RESPECTIVELY.(1) THE TOTAL ANNUAL FUND           in effect through at least June 30,
OPERATING EXPENSE RATIO SET FORTH IN THE         2009. See current prospectus for more
MOST RECENT FUND PROSPECTUS AS OF THE DATE       information.
OF THIS REPORT FOR CLASS A, CLASS B, CLASS
C AND CLASS Y SHARES WAS 2.07%, 2.82%,
2.82% AND 1.82%, RESPECTIVELY. THE EXPENSE
RATIOS PRESENTED ABOVE MAY VARY FROM THE
EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
OF THIS


7               AIM INTERNATIONAL TOTAL RETURN FUND

AIM INTERNATIONAL TOTAL RETURN FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Lower rated securities may be more        o  The Fund may engage in active and
                                                susceptible to real or perceived             frequent trading of portfolio
o  Effective September 30, 2003, only           adverse economic and competitive             securities to achieve its investment
   previously established qualified plans       industry conditions, and the secondary       objective. If a fund does trade in this
   are eligible to purchase Class B shares      markets in which lower rated securities      way, it may incur increased costs,
   of any AIM fund.                             are traded may be less liquid than           which can lower the actual return of
                                                higher grade securities. The loans in        the fund. Active trading may also
o  Class Y shares are available to only         which the Fund may invest are typically      increase short term gains and losses,
   certain investors. Please see the            noninvestment-grade and involve a            which may affect taxes that must be
   prospectus for more information.             greater risk of default on interest and      paid.
                                                principal payments and of price changes
PRINCIPAL RISKS OF INVESTING IN THE FUND        due to the changes in the credit          ABOUT INDEXES USED IN THIS REPORT
                                                quality of the issuer.
o  Since a large percentage of the Fund's                                                 o  The BARCLAYS CAPITAL GLOBAL AGGREGATE
   assets may be invested in securities of   o  Interest rate risk refers to the risk        EX U.S. INDEX provides a broad-based
   a limited number of companies, each          that bond prices generally fall as           measure of the global investment-grade
   investment has a greater effect on the       interest rates rise and vice versa.          fixed income markets excluding the U.S.
   Fund's overall performance, and any                                                       market.
   change in the value of those securities   o  The Fund may use enhanced investment
   could significantly affect the value of      techniques such as leveraging and         o  The LIPPER INTERNATIONAL INCOME FUNDS
   your investment in the Fund.                 derivatives. Leveraging entails risks        INDEX is an equally weighted
                                                such as magnifying changes in the value      representation of the largest funds in
o  Credit risk is the risk of loss on an        of the portfolio's securities.               the Lipper International Income Funds
   investment due to the deterioration of       Derivatives are subject to counterparty      category. These funds state in their
   an issuer's financial health. Such a         risk-the risk that the other party           prospectus that they invest primarily
   deterioration of financial health may        will not complete the transaction with       in U.S. dollar and non-U.S. dollar debt
   result in a reduction of the credit          the fund.                                    securities of issuers located in at
   rating of the issuer's securities and                                                     least three countries, excluding the
   may lead to the issuer's inability to     o  There is no guarantee that the               United States, except in periods of
   honor its contractual obligations,           investment techniques and risk analysis      market weakness.
   including making timely payment of           used by the Fund's portfolio managers
   interest and principal.                      will produce the desired results.         o  The Fund is not managed to track the
                                                                                             performance of any particular index,
o  The Fund is subject to                    o  The prices of securities held by the         including the indexes defined here, and
   currency/exchange rate risk because it       fund may decline in response to market       consequently, the performance of the
   may buy or sell currencies other than        risks.                                       Fund may deviate significantly from the
   the U.S. dollar.                                                                          performance of the indexes.
                                             o  The Fund may invest in mortgage- and
o  Investing in developing countries can        asset-backed securities. These            o  A direct investment cannot be made in
   add additional risk, such as high rates      securities are subject to prepayment or      an index. Unless otherwise indicated,
   of inflation or sharply devalued             call risk, which is the risk that            index results include reinvested
   currencies against the U.S. dollar.          payments from the borrower may be            dividends, and they do not reflect
   Transaction costs are often higher, and      received earlier or later than expected      sales charges. Performance of an index
   there may be delays in settlement            due to changes in the rate at which the      of funds reflects fund expenses;
   procedures.                                  underlying loans are prepaid.                performance of a market index does not.

o  Foreign securities have additional        o  Sovereign debt securities are subject
   risks, including exchange rate changes,      to the additional risk that-under some
   political and economic upheaval,             political, diplomatic, social or
   relative lack of information,                economic circumstances-some developing
   relatively low market liquidity, and         countries that issue lower quality debt
   the potential lack of strict financial       securities may be unable or unwilling
   and accounting controls and standards.       to make principal or interest payments
                                                as they come due.                         continued on page 6

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AUBAX
=======================================================================================   Class B Shares                       AUBBX
                                                                                          Class C Shares                       AUBCX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class Y Shares                       AUBYX
                                                                                          ==========================================


8               AIM INTERNATIONAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                        PRINCIPAL
                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------

NON U.S. DOLLAR DENOMINATED BONDS & NOTES-96.89%(b)

AUSTRIA-7.13%

Austria Government,
  Medium-Term Euro Notes,
  3.80%, 10/20/13(c)                                  EUR  3,650,000    $ 4,627,935
-----------------------------------------------------------------------------------
Pfandbriefstelle der Oesterreichischen Landes-
  Hypothekenbanken-Series 2, Tranche 2, Sr. Unsec.
  Unsub. Medium-Term Euro Notes,
  1.60%, 02/15/11                                    JPY 210,000,000      2,163,961
===================================================================================
                                                                          6,791,896
===================================================================================


BELGIUM-1.93%

Belgium Government-Series 48,
  Sr. Euro Bonds,
  4.00%, 03/28/22                                    EUR   1,560,000      1,840,578
===================================================================================


BERMUDA-0.10%

Central European Media Enterprises Ltd.-REGS,
  Sr. Sec. Gtd. Euro Notes,
  8.25%, 05/15/12
  (Acquired 10/15/07; Cost $149,562)(c)              EUR     100,000         90,482
===================================================================================


BRAZIL-0.37%

Brazilian Government,
  Unsec. Unsub. Euro Bonds,
  9.50%, 01/24/11                                    EUR     160,000        203,945
-----------------------------------------------------------------------------------
  Unsec. Unsub. Global Bonds,
  7.38%, 02/03/15                                    EUR     130,000        147,034
===================================================================================
                                                                            350,979
===================================================================================


CANADA-2.82%

Canadian Government,
  Bonds,
  4.50%, 06/01/15                                    CAD     810,000        718,063
-----------------------------------------------------------------------------------
  5.50%, 06/01/09                                    CAD     290,000        244,708
-----------------------------------------------------------------------------------
  Notes,
  4.00%, 06/01/17                                    CAD   2,035,000      1,723,434
===================================================================================
                                                                          2,686,205
===================================================================================


CHINA-1.09%

China Government,
  Unsec. Euro Bonds,
  4.25%, 10/28/14                                    EUR     880,000      1,033,997
===================================================================================


FINLAND-2.77%

Finland Government,
  Euro Bonds,
  5.00%, 04/25/09                                    EUR   2,050,000      2,638,238
===================================================================================


FRANCE-11.39%

Dexia Municipal Agency,
  Sr. Sec. Medium-Term Euro Notes,
  1.80%, 05/09/17                                    JPY 550,000,000      4,875,802
-----------------------------------------------------------------------------------
Electricite de France,
  Sr. Unsec. Unsub. Medium-Term Euro Notes,
  5.00%, 05/30/14                                    EUR     400,000        508,275
-----------------------------------------------------------------------------------
France Government Bond OAT,
  Euro Bonds,
  1.60%, 07/25/15                                    EUR   1,870,000      2,409,819
-----------------------------------------------------------------------------------
  6.50%, 04/25/11                                    EUR   1,950,000      2,689,490
-----------------------------------------------------------------------------------
Lafarge S.A.,
  Sr. Unsec. Unsub. Medium-Term Euro Notes,
  5.75%, 05/27/11                                    EUR     250,000        305,760
-----------------------------------------------------------------------------------
Rhodia S.A.-REGS,
  Sr. Unsec. Floating Rate Euro Notes,
  8.07%, 10/15/13(c)(d)                              EUR      70,000         57,539
===================================================================================
                                                                         10,846,685
===================================================================================


GERMANY-11.84%

Bayerische Landesbank-Series 103, Tranche 1, Sr.
  Unsec. Unsub. Medium-Term Euro Notes,
  1.40%, 04/22/13                                    JPY 230,000,000      2,362,294
-----------------------------------------------------------------------------------
Bundesrepublik Deutschland
  -Series 00, Euro Bonds,
  5.50%, 01/04/31                                    EUR   4,360,000      6,190,301
-----------------------------------------------------------------------------------
  -Series 06, Euro Bonds,
  3.75%, 01/04/17                                    EUR     910,000      1,149,281
-----------------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  2.05%, 02/16/26                                    JPY   4,000,000         37,963
-----------------------------------------------------------------------------------
Landwirtschaftliche Rentenbank,
  Unsec. Gtd. Unsub. Medium-Term Euro Notes,
  1.38%, 04/25/13                                    JPY 150,000,000      1,538,958
===================================================================================
                                                                         11,278,797
===================================================================================


GREECE-3.42%

Hellenic Republic Government,
  Euro Bonds,
  5.25%, 05/18/12                                    EUR   2,500,000      3,260,705
===================================================================================


HUNGARY-0.09%

Agrokor,
  Sr. Sec. Gtd. Euro Notes,
  7.00%, 11/23/11                                    EUR     100,000         88,889
===================================================================================


IRELAND-2.43%

Depfa ACS Bank-Series 686, Tranche 1, Sr. Sec.
  Unsub. Medium-Term Euro Notes,
  1.65%, 12/20/16                                    JPY 270,000,000      2,003,414
-----------------------------------------------------------------------------------
Irish Life Assurance PLC,
  Jr. Unsec. Sub. Euro Bonds,
  5.25%(e)                                           EUR     300,000        202,629
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM INTERNATIONAL TOTAL RETURN FUND

                                                        PRINCIPAL
                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------
IRELAND-(CONTINUED)

TransCapitallnvest Ltd. for OJSC AK Transneft-
  REGS,
  Sr. Sec. Loan Participation Euro Notes,
  5.38%, 06/27/12 (Acquired 10/23/07; Cost
  $209,850)(c)                                       EUR     150,000    $   111,351
===================================================================================
                                                                          2,317,394
===================================================================================


ITALY-3.11%

Intesa Sanpaolo S.p.A,
  Sr. Unsec. Medium-Term Euro Notes,
  5.00%, 04/28/11                                    EUR     400,000        515,602
-----------------------------------------------------------------------------------
Italy Buoni Poliennali Del Tesoro,
  Euro Bonds,
  5.75%, 02/01/33                                    EUR     250,000        331,430
-----------------------------------------------------------------------------------
  4.50%, 08/01/10                                    EUR   1,630,000      2,111,723
===================================================================================
                                                                          2,958,755
===================================================================================


JAPAN-10.24%

Development Bank of Japan,
  Unsec. Gtd. Global Bonds,
  1.75%, 03/17/17                                    JPY 570,000,000      5,920,004
-----------------------------------------------------------------------------------
Japan Finance Corp. for Municipal Enterprises,
  Unsec. Gtd. Unsub. Global Bonds,
  1.55%, 02/21/12                                    JPY 370,000,000      3,835,899
===================================================================================
                                                                          9,755,903
===================================================================================


MEXICO-0.24%

Mexico Government,
  Sr. Unsec. Unsub. Medium-Term Global Notes,
  5.38%, 06/10/13                                    EUR     100,000        112,083
-----------------------------------------------------------------------------------
  -Series A, Medium-Term Euro Notes,
  4.25%, 06/16/15                                    EUR     120,000        120,431
===================================================================================
                                                                            232,514
===================================================================================


NETHERLANDS-5.84%

Netherlands Government,
  Euro Bonds,
  5.00%, 07/15/12                                    EUR     690,000        924,073
-----------------------------------------------------------------------------------
  3.75%, 07/15/09                                    EUR   2,670,000      3,417,463
-----------------------------------------------------------------------------------
Rabobank Nederland N.V.-Series 1691A, Tranche 1,
  Sr. Unsec. Unsub. Medium-Term Euro Notes,
  1.05%, 01/22/10                                    JPY 100,000,000      1,018,264
-----------------------------------------------------------------------------------
Royal KPN N.V.-Series 12,
  Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro
  Notes,
  4.75%, 01/17/17                                    EUR     200,000        204,824
===================================================================================
                                                                          5,564,624
===================================================================================


NORWAY-1.41%

Eksportfinans A.S.,
  Medium-Term Global Notes,
  1.60%, 03/20/14                                    JPY 130,000,000      1,345,320
===================================================================================


PORTUGAL-0.69%

Portugal Obrigacoes do Tesouro O.T.,
  Euro Bonds,
  4.10%, 04/15/37                                    EUR     590,000        658,510
===================================================================================


SPAIN-6.06%

Caixa d'Estalvis de Catalunya,
  Sec. Mortgage-Backed Euro Notes,
  3.50%, 03/07/16                                    EUR   1,000,000      1,135,371
-----------------------------------------------------------------------------------
Spanish Government,
  Euro Bonds,
  4.20%, 07/30/13                                    EUR   1,290,000      1,675,172
-----------------------------------------------------------------------------------
  4.20%, 01/31/37                                    EUR     370,000        412,788
-----------------------------------------------------------------------------------
  5.15%, 07/30/09                                    EUR   1,970,000      2,546,650
===================================================================================
                                                                          5,769,981
===================================================================================


SUPRANATIONAL-8.10%

Asian Development Bank-Series 339-00-1, Sr. Unsec.
  Medium-Term Global Notes,
  2.35%, 06/21/27                                    JPY 360,000,000      3,655,021
-----------------------------------------------------------------------------------
European Investment Bank,
  Sr. Unsec. Unsub. Global Bonds,
  1.40%, 06/20/17                                    JPY 410,000,000      4,056,602
===================================================================================
                                                                          7,711,623
===================================================================================


SWEDEN-0.94%

Swedish Government-Series 1046,
  Domestic Bonds,
  5.50%, 10/08/12                                    SEK   6,360,000        894,456
===================================================================================


SWITZERLAND-0.55%

Credit Suisse,
  Sr. Unsec. Medium-Term Euro Notes,
  6.13%, 08/05/13                                    EUR     400,000        527,901
===================================================================================


UNITED KINGDOM-12.73%

Bank of Scotland PLC-Series 1646/08,
  Sr. Unsec. Gtd. Unsub. Medium-Term
  Euro Notes,
  5.63%, 05/23/13                                    EUR     400,000        488,812
-----------------------------------------------------------------------------------
BAT International Finance PLC,
  Sr. Unsec. Gtd. Unsub. Medium-Term
  Euro Notes,
  5.38%, 06/29/17                                    EUR     400,000        427,106
-----------------------------------------------------------------------------------
British Telecommunications PLC-Series 20081,
  Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro
  Notes,
  6.50%, 07/07/15                                    EUR     750,000        913,445
-----------------------------------------------------------------------------------
Imperial Tobacco Finance PLC-Series 19, Tranche 1,
  Sr. Unsec. Gtd. Unsub. Medium-Term Euro Notes,
  4.38%, 11/22/13                                    EUR     400,000        410,748
-----------------------------------------------------------------------------------
Network Rail Infrastructure Finance PLC-Series 41,
  Tranche 1, Sec. Gtd. Medium-Term Euro Notes,
  4.88%, 03/07/12                                    GBP   2,500,000      4,119,334
-----------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INTERNATIONAL TOTAL RETURN FUND

                                                        PRINCIPAL
                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group PLC-Series 2958,
  Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro
  Notes,
  5.25%, 05/15/13                                     EUR    300,000    $   369,091
-----------------------------------------------------------------------------------
Tesco PLC-Series 62, Tranche 1,
  Sr. Unsec. Medium-Term Euro Notes,
  5.63%, 09/12/12                                     EUR    400,000        514,324
-----------------------------------------------------------------------------------
United Kingdom Treasury Bonds,
  5.00%, 03/07/12                                     GBP  1,720,000      2,887,000
-----------------------------------------------------------------------------------
  4.50%, 03/07/13                                     GBP  1,210,000      1,990,970
===================================================================================
                                                                         12,120,830
===================================================================================


UNITED STATES-1.60%

General Electric Capital Corp.,
  Sr. Unsec. Unsub. Medium-Term Euro Notes,
  0.75%, 02/05/09                                     JPY 50,000,000        505,109
-----------------------------------------------------------------------------------
IBM Corp.,
  Medium-Term Euro Notes,
  6.63%, 01/30/14                                     EUR    550,000        707,404
-----------------------------------------------------------------------------------
Wachovia Corp.-Series E, Tranche 1,
  Unsec. Sub. Medium-Term Euro Notes,
  4.38%, 11/27/18                                     EUR    400,000        307,937
===================================================================================
                                                                          1,520,450
===================================================================================
TOTAL INVESTMENTS-96.89% (Cost $98,955,781)                              92,285,712
===================================================================================
OTHER ASSETS LESS LIABILITIES-3.11%                                       2,967,003
===================================================================================
NET ASSETS-100.00%                                                      $95,252,715
___________________________________________________________________________________
===================================================================================



Investment Abbreviations:

CAD     - Canadian Dollar
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
JPY     - Japanese Yen
Jr.     - Junior
REGS    - Regulation S
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Foreign denominated security. Principal amount is denominated in currency indicated.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $4,887,307, which represented 5.13% of the Fund's Net Assets.
(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2008.
(e)   Perpetual bond with no specified maturity date.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INTERNATIONAL TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $98,955,781)                            $ 92,285,712
------------------------------------------------------
Foreign currencies, at value (Cost
  $4,687,286)                                4,696,285
------------------------------------------------------
Receivables for:
  Investments sold                           4,762,844
------------------------------------------------------
  Fund shares sold                              69,066
------------------------------------------------------
  Dividends and Interest                     1,413,275
------------------------------------------------------
  Deposits with brokers for open
     futures contracts                         312,021
------------------------------------------------------
  Fund expenses absorbed                        20,772
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              4,325
------------------------------------------------------
Other assets                                    29,306
======================================================
     Total assets                          103,593,606
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      5,034,718
------------------------------------------------------
  Fund shares reacquired                     2,271,985
------------------------------------------------------
  Amount due custodian                         742,771
------------------------------------------------------
  Foreign currency contracts
     outstanding                                55,746
------------------------------------------------------
  Variation margin                              77,996
------------------------------------------------------
  Accrued fees to affiliates                    60,667
------------------------------------------------------
  Accrued other operating expenses              90,953
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               6,055
======================================================
     Total liabilities                       8,340,891
======================================================
Net assets applicable to shares
  outstanding                             $ 95,252,715
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $102,628,383
------------------------------------------------------
Undistributed net investment income           (487,087)
------------------------------------------------------
Undistributed net realized gain (loss)        (100,222)
------------------------------------------------------
Unrealized appreciation (depreciation)      (6,788,359)
======================================================
                                          $ 95,252,715
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $ 39,418,292
______________________________________________________
======================================================
Class B                                   $ 11,431,567
______________________________________________________
======================================================
Class C                                   $ 16,262,171
______________________________________________________
======================================================
Class Y                                   $     24,064
______________________________________________________
======================================================
Institutional Class                       $ 28,116,621
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      3,956,647
______________________________________________________
======================================================
Class B                                      1,149,810
______________________________________________________
======================================================
Class C                                      1,635,253
______________________________________________________
======================================================
Class Y                                          2,415
______________________________________________________
======================================================
Institutional Class                          2,822,036
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       9.96
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.96 divided
     by 95.25%)                           $      10.46
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       9.94
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       9.94
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       9.96
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       9.96
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INTERNATIONAL TOTAL RETURN FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Interest (net of foreign withholding taxes of $7,438)                               $  3,150,176
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                              69,659
================================================================================================
     Total investment income                                                           3,219,835
================================================================================================


EXPENSES:

Advisory fees                                                                            641,966
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            43,758
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 88,372
------------------------------------------------------------------------------------------------
  Class B                                                                                 99,850
------------------------------------------------------------------------------------------------
  Class C                                                                                177,247
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                     151,712
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       3,811
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 18,108
------------------------------------------------------------------------------------------------
Other                                                                                    162,224
================================================================================================
     Total expenses                                                                    1,437,048
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (235,004)
================================================================================================
     Net expenses                                                                      1,202,044
================================================================================================
Net investment income                                                                  2,017,791
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               (1,586,145)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (1,804,296)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (220,326)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (902,619)
================================================================================================
                                                                                      (4,513,386)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               (8,316,216)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (148,382)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                             (52,630)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                       42,085
================================================================================================
                                                                                      (8,475,143)
================================================================================================
Net realized and unrealized gain (loss)                                              (12,988,529)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(10,970,738)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM INTERNATIONAL TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $  2,017,791     $   875,958
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (4,513,386)      1,281,500
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                         (8,475,143)      1,368,852
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (10,970,738)      3,526,310
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (349,769)        (81,558)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (101,092)        (30,031)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (114,872)        (18,901)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,186,641)       (571,737)
=========================================================================================================
     Total distributions from net investment income                            (1,752,374)       (702,227)
=========================================================================================================
Return of Capital:
  Class A                                                                        (631,371)             --
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (107,655)             --
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (197,492)             --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (712,570)             --
=========================================================================================================
     Total return of capital                                                   (1,649,088)            --
=========================================================================================================
Share transactions-net:
  Class A                                                                      39,317,503       2,604,594
---------------------------------------------------------------------------------------------------------
  Class B                                                                      10,746,056         243,905
---------------------------------------------------------------------------------------------------------
  Class C                                                                      17,196,426        (447,829)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                          25,438              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (4,253,902)     14,377,227
=========================================================================================================
     Net increase in net assets resulting from share transactions              63,031,521      16,777,897
=========================================================================================================
     Net increase in net assets                                                48,659,321      19,601,980
_________________________________________________________________________________________________________
=========================================================================================================


NET ASSETS:

  Beginning of year                                                            46,593,394      26,991,414
=========================================================================================================
  End of year (includes undistributed net investment income of $(487,087)
     and $1,731,748, respectively)                                           $ 95,252,715     $46,593,394
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM INTERNATIONAL TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Total Return Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to provide total return.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


15        AIM INTERNATIONAL TOTAL RETURN FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.


16        AIM INTERNATIONAL TOTAL RETURN FUND

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.65%
-------------------------------------------------------------------
Next $250 million                                            0.59%
-------------------------------------------------------------------
Next $500 million                                            0.565%
-------------------------------------------------------------------
Next $1.5 billion                                            0.54%
-------------------------------------------------------------------
Next $2.5 billion                                            0.515%
-------------------------------------------------------------------
Next $5 billion                                              0.49%
-------------------------------------------------------------------
Over $10 billion                                             0.465%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Asset Management Limited, the Advisor paid Invesco Asset Management Limited 40% of the amount of the Advisor's compensation on sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.10%, 1.85%, 1.85%, 0.85% and 0.85% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees $77,045 and reimbursed class level expenses of $83,573, $23,607, $41,906, $1 and $3,811 expenses of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense

17        AIM INTERNATIONAL TOTAL RETURN FUND
reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $247.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $32,733 in front-end sales commissions from the sale of Class A shares and $548, $17,118 and $17,304 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,814.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $2,901 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.


18        AIM INTERNATIONAL TOTAL RETURN FUND

NOTE 6--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                          OPEN FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------------------------------------------
                                                CONTRACT TO
SETTLEMENT                       -----------------------------------------                            UNREALIZED
DATE                                  DELIVER                 RECEIVE                VALUE           APPRECIATION
------------------------------------------------------------------------------------------------------------------
01/07/09                         EUR    1,160,000        USD     1,577,020        $1,475,819           $ 101,201
------------------------------------------------------------------------------------------------------------------
01/07/09                         EUR      790,000        USD     1,062,301         1,005,084              57,217
------------------------------------------------------------------------------------------------------------------
01/07/09                         EUR      968,147        USD     1,250,000         1,231,733              18,267
------------------------------------------------------------------------------------------------------------------
01/07/09                         GBP      614,154        EUR       790,000         1,005,084              20,704
------------------------------------------------------------------------------------------------------------------
01/07/09                         USD    2,461,599        JPY   250,000,000         2,546,139              84,540
------------------------------------------------------------------------------------------------------------------
01/07/09                         USD    2,078,179        JPY   210,000,000         2,138,756              60,577
==================================================================================================================
                                                                                                       $ 342,506
==================================================================================================================

                                                CONTRACT TO                                           UNREALIZED
SETTLEMENT                       -----------------------------------------                           APPRECIATION
DATE                                  DELIVER                 RECEIVE                VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
01/07/09                         EUR      660,000        USD       838,901        $  839,690           $    (789)
------------------------------------------------------------------------------------------------------------------
01/07/09                         JPY  417,000,000        USD     4,047,365         4,246,959            (199,594)
------------------------------------------------------------------------------------------------------------------
01/07/09                         JPY  310,000,000        USD     3,121,224         3,157,211             (35,987)
------------------------------------------------------------------------------------------------------------------
01/07/09                         USD    1,592,100        EUR     1,160,000         1,475,819            (116,281)
------------------------------------------------------------------------------------------------------------------
01/07/09                         USD      717,781        JPY    66,000,000           672,180             (45,601)
==================================================================================================================
                                                                                                       $(398,252)
==================================================================================================================
  Total open foreign
     currency contracts                                                                                $ (55,746)
==================================================================================================================




Currency Abbreviations:

EUR  - Euro
GBP  - British Pound Sterling
JPY  - Japanese Yen
USD  - U.S. Dollar


NOTE 7--FUTURES CONTRACTS AT PERIOD-END


                                                  OPEN FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                       NUMBER OF           MONTH/                           APPRECIATION
CONTRACT                                               CONTRACTS         COMMITMENT           VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Canada 10 Year Bonds                                       17         December-08/Long     $ 1,647,765        $(33,802)
-------------------------------------------------------------------------------------------------------------------------
Long Gilt                                                  38         December-08/Long       6,803,432          37,459
-------------------------------------------------------------------------------------------------------------------------
U.S. Long Bonds                                            21         December-08/Long       2,375,625         (37,743)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                 23         December-08/Long       4,941,047          14,375
-------------------------------------------------------------------------------------------------------------------------
  Subtotal                                                                                 $15,767,869        $(19,711)
-------------------------------------------------------------------------------------------------------------------------
Euro-Bonds                                                 25        December-08/Short      (3,627,337)         25,553
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                 18        December-08/Short      (2,038,641)          2,109
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                12        December-08/Short      (1,356,938)         33,000
-------------------------------------------------------------------------------------------------------------------------
  Subtotal                                                                                 $(7,022,916)       $ 60,662
=========================================================================================================================
     Total                                                                                 $ 8,744,953        $ 40,951
_________________________________________________________________________________________________________________________
=========================================================================================================================



NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008          2007
-----------------------------------------------------------------------------------------------------
Ordinary income                                                               $1,752,374     $702,227
-----------------------------------------------------------------------------------------------------
Return of Capital                                                              1,649,088           --
=====================================================================================================
Total distributions                                                           $3,401,462     $702,227
_____________________________________________________________________________________________________
=====================================================================================================





19        AIM INTERNATIONAL TOTAL RETURN FUND

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           $ (7,073,330)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                         (211,467)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (7,745)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                                (83,126)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        102,628,383
================================================================================================
Total net assets                                                                    $ 95,252,715
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, deferral of losses on certain straddles, the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $233,696 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2015                                                                     $83,126
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $255,680,263 and $196,483,291, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $4,608,603 and $4,655,950. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $ 2,610,578
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (9,683,908)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                  $(7,073,330)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $99,359,042.




NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and return of capital, on October 31, 2008, undistributed net investment income was decreased by $835,164, undistributed net realized gain (loss) was increased by $4,726,207 and shares of beneficial interest decreased by $3,891,043. This reclassification had no effect on the net assets of the Fund.


20        AIM INTERNATIONAL TOTAL RETURN FUND

NOTE 11--SHARE INFORMATION


                                                                           SUMMARY OF SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                                       2008(a)                      2007
                                                              -------------------------   -----------------------
                                                                SHARES        AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,412,511   $ 72,336,768     475,993   $ 5,082,041
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      1,630,848     18,302,435     156,531     1,660,568
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      3,235,713     36,733,961     184,184     1,989,022
-----------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                       2,501         26,337          --            --
-----------------------------------------------------------------------------------------------------------------
  Institutional Class                                            409,934      4,556,953   1,460,210    15,319,071
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         79,107        862,060       6,707        70,917
-----------------------------------------------------------------------------------------------------------------
  Class B                                                         16,797        181,836       2,134        22,496
-----------------------------------------------------------------------------------------------------------------
  Class C                                                         23,652        256,244       1,353        14,280
-----------------------------------------------------------------------------------------------------------------
  Institutional Class                                            175,775      1,899,210      54,099       571,737
=================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        149,759      1,649,879      24,061       256,680
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (150,105)    (1,649,879)    (24,111)     (256,680)
=================================================================================================================
Reacquired:(c)
  Class A(b)                                                  (3,243,428)   (35,531,204)   (268,139)   (2,805,044)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (562,336)    (6,088,336)   (114,167)   (1,182,479)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,803,320)   (19,793,779)   (234,880)   (2,451,131)
-----------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                         (86)          (899)         --            --
-----------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (979,286)   (10,710,065)   (142,430)   (1,513,581)
=================================================================================================================
     Net increase in share activity                            5,398,036   $ 63,031,521   1,581,545   $16,777,897
_________________________________________________________________________________________________________________
=================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
      In addition, 31% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES       AMOUNT
     -------------------------------------------------------------------------------------------------
     Class Y                                                                       1,503      $ 15,837
     -------------------------------------------------------------------------------------------------
     Class A                                                                      (1,503)      (15,837)
     _________________________________________________________________________________________________
     =================================================================================================




(c) Net of redemption fees of $49,434 and $2,160 allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.

NOTE 12--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


21        AIM INTERNATIONAL TOTAL RETURN FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                              NET GAINS
                                               (LOSSES)
                     NET ASSET              ON SECURITIES               DIVIDENDS                          NET ASSET
                       VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    RETURN                   VALUE,
                     BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     OF        TOTAL        END OF     TOTAL
                     OF PERIOD   INCOME(A)   UNREALIZED)   OPERATIONS    INCOME    CAPITAL  DISTRIBUTIONS  PERIOD(B)  RETURN(C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08    $11.18      $0.24        $(0.90)      $(0.66)     $(0.41)    $(0.15)     $(0.56)      $ 9.96     (6.22)%
Year ended 10/31/07     10.44       0.25          0.69         0.94       (0.20)        --       (0.20)       11.18      9.17
Year ended
  10/31/06(f)           10.00       0.13          0.48         0.61       (0.06)     (0.11)      (0.17)       10.44      6.14
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08     11.16       0.16         (0.90)       (0.74)      (0.40)     (0.08)      (0.48)        9.94     (6.95)
Year ended 10/31/07     10.42       0.17          0.70         0.87       (0.13)        --       (0.13)       11.16      8.44
Year ended
  10/31/06(f)           10.00       0.09          0.46         0.55       (0.05)     (0.08)      (0.13)       10.42      5.55
-------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08     11.16       0.16         (0.90)       (0.74)      (0.40)     (0.08)      (0.48)        9.94     (6.95)
Year ended 10/31/07     10.43       0.17          0.69         0.86       (0.13)        --       (0.13)       11.16      8.34
Year ended
  10/31/06(f)           10.00       0.09          0.47         0.56       (0.05)     (0.08)      (0.13)       10.43      5.65
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)           10.54       0.02         (0.60)       (0.58)         --         --          --         9.96     (5.50)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08     11.18       0.27         (0.90)       (0.63)      (0.42)     (0.17)      (0.59)        9.96     (5.99)
Year ended 10/31/07     10.44       0.28          0.69         0.97       (0.23)        --       (0.23)       11.18      9.42
Year ended
  10/31/06(f)           10.00       0.15          0.48         0.63       (0.07)     (0.12)      (0.19)       10.44      6.27
_______________________________________________________________________________________________________________________________
===============================================================================================================================

                                       RATIO OF          RATIO OF
                                       EXPENSES          EXPENSES
                                      TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                      NET ASSETS,     NET ASSETS      ASSETS WITHOUT   INVESTMENT
                        END OF     WITH FEE WAIVERS    FEE WAIVERS       INCOME
                     PERIOD (000S   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                       OMITTED)        ABSORBED          ABSORBED      NET ASSETS   TURNOVER(D)
-----------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08     $39,418          1.11%(e)          1.42%(e)       2.16%(e)      224%
Year ended 10/31/07       6,247          1.12              2.06           2.39          509
Year ended
  10/31/06(f)             3,341          1.14(g)           3.92(g)        2.20(g)       231
-----------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08      11,432          1.86(e)           2.17(e)        1.41(e)       224
Year ended 10/31/07       2,395          1.87              2.81           1.64          509
Year ended
  10/31/06(f)             2,025          1.89(g)           4.67(g)        1.45(g)       231
-----------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08      16,262          1.86(e)           2.17(e)        1.41(e)       224
Year ended 10/31/07       1,999          1.87              2.81           1.64          509
Year ended
  10/31/06(f)             2,383          1.89(g)           4.67(g)        1.45(g)       231
-----------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)                24          0.86(e)(g)        1.20(e)(g)     2.41(e)(g)    224
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08      28,117          0.85(e)           0.94(e)        2.42(e)       224
Year ended 10/31/07      35,952          0.86              1.55           2.64          509
Year ended
  10/31/06(f)            19,243          0.89(g)           3.50(g)        2.45(g)       231
_______________________________________________________________________________________________
===============================================================================================




(a)   Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest which were less than $0.01 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $35,349, $9,985, $17,725, $25 and $35,704 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f) Class A, Class B, Class C and Institutional Class shares commenced on March 31, 2006 and Class Y shares commenced on October 3, 2008.
(g)   Annualized.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES



  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants;

22        AIM INTERNATIONAL TOTAL RETURN FUND
and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



23        AIM INTERNATIONAL TOTAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM International Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Total Return Fund, (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, TX



24        AIM INTERNATIONAL TOTAL RETURN FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $887.10        $5.22       $1,019.61       $5.58        1.10%
---------------------------------------------------------------------------------------------------
        B            1,000.00        884.30         8.76        1,015.84        9.37        1.85
---------------------------------------------------------------------------------------------------
        C            1,000.00        883.50         8.76        1,015.84        9.37        1.85
---------------------------------------------------------------------------------------------------
        Y            1,000.00        945.00         0.66        1,020.81        4.37        0.86
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


25        AIM INTERNATIONAL TOTAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        ent weight to the various factors. The
Investment Funds is required under the       comparative performance and fee data         Trustees recognized that the advisory
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       arrangements and resulting advisory fees
annually the renewal of the AIM              independent company, Lipper, Inc.            for the Fund and the other AIM Funds are
International Total Return Fund's (the       (Lipper), under the direction and            the result of years of review and
Fund) investment advisory agreement with     supervision of the independent Senior        negotiation between the Trustees and
Invesco Aim Advisors, Inc. (Invesco Aim).    Officer who also prepares a separate         Invesco Aim, that the Trustees may focus
During contract renewal meetings held on     analysis of this information for the         to a greater extent on certain aspects of
June 18-19, 2008, the Board as a whole and   Trustees. Each Sub-Committee then makes      these arrangements in some years than in
the disinterested or "independent"           recommendations to the Investments           others, and that the Trustees'
Trustees, voting separately, approved the    Committee regarding the performance, fees    deliberations and conclusions in a
continuance of the Fund's investment         and expenses of their assigned funds. The    particular year may be based in part on
advisory agreement for another year,         Investments Committee considers each         their deliberations and conclusions of
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    these same arrangements throughout the
Board determined that the Fund's             its own recommendations regarding the        year and in prior years.
investment advisory agreement is in the      performance, fees and expenses of the AIM
best interests of the Fund and its           Funds to the full Board. The Investments     FACTORS AND CONCLUSIONS AND SUMMARY OF
shareholders and that the compensation to    Committee also considers each                INDEPENDENT WRITTEN FEE EVALUATION
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making
advisory agreement is fair and reasonable.   its annual recommendation to the Board       The discussion below serves as a summary
                                             whether to approve the continuance of each   of the Senior Officer's independent
   The independent Trustees met separately   AIM Fund's investment advisory agreement     written evaluation with respect to the
during their evaluation of the Fund's        and sub-advisory agreements for another      Fund's investment advisory agreement as
investment advisory agreement with           year.                                        well as a discussion of the material
independent legal counsel from whom they                                                  factors and related conclusions that
received independent legal advice, and the      The independent Trustees are assisted     formed the basis for the Board's approval
independent Trustees also received           in their annual evaluation of the Fund's     of the Fund's investment advisory
assistance during their deliberations from   investment advisory agreement by the         agreement and sub-advisory agreements.
the independent Senior Officer, a            independent Senior Officer. One              Unless otherwise stated, information set
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   forth below is as of June 19, 2008 and
reports directly to the independent          manage the process by which the AIM Funds'   does not reflect any changes that may have
Trustees.                                    proposed management fees are negotiated      occurred since that date, including but
                                             during the annual contract renewal process   not limited to changes to the Fund's
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      performance, advisory fees, expense
                                             manner that is at arms' length and           limitations and/or fee waivers.
The Board's Investments Committee has        reasonable. Accordingly, the Senior
established three Sub-Committees that are    Officer must either supervise a              I. Investment Advisory Agreement
responsible for overseeing the management    competitive bidding process or prepare an
of a number of the series portfolios of      independent written evaluation. The Senior      A. Nature, Extent and Quality of
the AIM Funds. This Sub-Committee            Officer has recommended that an                    Services Provided by Invesco Aim
structure permits the Trustees to focus on   independent written evaluation be provided
the performance of the AIM Funds that have   and, at the direction of the Board, has      The Board reviewed the advisory services
been assigned to them. The Sub-Committees    prepared an independent written              provided to the Fund by Invesco Aim under
meet throughout the year to review the       evaluation.                                  the Fund's investment advisory agreement,
performance of their assigned funds, and                                                  the performance of Invesco Aim in
the Sub-Committees review monthly and           During the annual contract renewal        providing these services, and the
quarterly comparative performance            process, the Board considered the factors    credentials and experience of the officers
information and periodic asset flow data     discussed below under the heading "Factors   and employees of Invesco Aim who provide
for their assigned funds. These materials    and Conclusions and Summary of Independent   these services. The Board's review of the
are prepared under the direction and         Written Fee Evaluation" in evaluating the    qualifications of Invesco Aim to provide
supervision of the independent Senior        fairness and reasonableness of the Fund's    these services included the Board's
Officer. Over the course of each year, the   investment advisory agreement and            consideration of Invesco Aim's portfolio
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      and product review process, various back
managers for their assigned funds and        renewal meetings and at their meetings       office support functions provided by
other members of management and review       throughout the year as part of their         Invesco Aim and its affiliates, and
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim's equity and fixed income
investment objective(s), policies,           investment advisory agreement and            trading operations. The Board concluded
strategies and limitations of these funds.   sub-advisory agreements were considered      that the nature, extent and quality of the
                                             separately, although the Board also          advisory services provided to the Fund by
   In addition to their meetings             considered the common interests of all of    Invesco Aim were appropriate and that
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    Invesco Aim currently is providing
meet at designated contract renewal          Board considered all of the information      satisfactory advisory services in
meetings each year to conduct an in-depth    provided to them and did not identify any    accordance with the terms of the Fund's
review of the performance, fees and          particular factor that was controlling.      investment advisory agreement. In
expenses of their assigned funds. During     Each Trustee may have evaluated the          addition, based on their ongoing meetings
the contract                                 information provided differently from one    throughout the year with the Fund's
                                             another and attributed differ-               portfolio manager or managers, the Board
                                                                                          concluded that these individuals are
                                                                                          competent and able

                                                                                                                           continued


26              AIM INTERNATIONAL TOTAL RETURN FUND

to continue to carry out their               aged by Invesco Aim, at a common asset       tured, the Fund has yet to benefit from
responsibilities under the Fund's            level and as of the end of the past          the breakpoints. Based on this
investment advisory agreement.               calendar year. The Board noted that the      information, the Board concluded that the
                                             Fund's contractual advisory fee rate was     Fund's advisory fees would reflect
   In determining whether to continue the    at the median contractual advisory fee       economies of scale at higher asset levels.
Fund's investment advisory agreement, the    rate of funds in its expense group. The      The Board also noted that the Fund shares
Board considered the prior relationship      Board also reviewed the methodology used     directly in economies of scale through
between Invesco Aim and the Fund, as well    by Lipper in determining contractual fee     lower fees charged by third party service
as the Board's knowledge of Invesco Aim's    rates.                                       providers based on the combined size of
operations, and concluded that it was                                                     all of the AIM Funds and affiliates.
ben-eficial to maintain the current             The Board also compared the Fund's
relationship, in part, because of such       effective fee rate (the advisory fee after      E. Profitability and Financial
knowledge. The Board also considered the     any advisory fee waivers and before any            Resources of Invesco Aim
steps that Invesco Aim and its affiliates    expense limitations/waivers) to the total
have taken over the last several years to    advisory fees paid by several separately     The Board reviewed information from
improve the quality and efficiency of the    managed accounts/wrap accounts advised by    Invesco Aim concerning the costs of the
services they provide to the AIM Funds in    Invesco Aim affiliates. The Board noted      advisory and other services that Invesco
the areas of investment performance,         that the Fund's rate was above the rates     Aim and its affiliates provide to the Fund
product line diversification,                for the separately managed accounts/wrap     and the profitability of Invesco Aim and
distribution, fund operations, shareholder   accounts. The Board considered that          its affiliates in providing these
services and compliance. The Board           management of the separately managed         services. The Board also reviewed
concluded that the quality and efficiency    accounts/ wrap accounts by the Invesco Aim   information concerning the financial
of the services Invesco Aim and its          affiliates involves different levels of      condition of Invesco Aim and its
affiliates provide to the AIM Funds in       services and different operational and       affiliates. The Board also reviewed with
each of these areas have generally           regulatory requirements than Invesco Aim's   Invesco Aim the methodology used to
improved, and support the Board's approval   management of the Fund. The Board            prepare the profitability information. The
of the continuance of the Fund's             concluded that these differences are         Board considered the overall profitability
investment advisory agreement.               appropriately reflected in the fee           of Invesco Aim, as well as the
                                             structure for the Fund.                      profitability of Invesco Aim in connection
   B. Fund Performance                                                                    with managing the Fund. The Board noted
                                                The Board noted that Invesco Aim has      that Invesco Aim continues to operate at a
The Board noted that the Fund recently       contractually agreed to waive fees and/or    net profit, although increased expenses in
began operations and that only one           limit expenses of the Fund through at        recent years have reduced the
calendar year of comparative performance     least June 30, 2009 in an amount necessary   profitability of Invesco Aim and its
data was available. The Board compared the   to limit total annual operating expenses     affiliates. The Board concluded that the
Fund's performance during the past           to a specified percentage of average daily   Fund's fees were fair and reasonable, and
calendar year to the performance of funds    net assets for each class of the Fund. The   that the level of profits realized by
in the Fund's performance group that are     Board considered the contractual nature of   Invesco Aim and its affiliates from
not managed by Invesco Aim, and against      this fee waiver and noted that it remains    providing services to the Fund was not
the performance of all funds in the Lipper   in effect until at least June 30, 2009.      excessive in light of the nature, quality
International Income Funds Index. The        The Board also considered the effect this    and extent of the services provided. The
Board also reviewed the criteria used by     expense limitation would have on the         Board considered whether In-vesco Aim is
Invesco Aim to identify the funds in the     Fund's estimated total expenses.             financially sound and has the resources
Fund's performance group for inclusion in                                                 necessary to perform its obligations under
the Lipper reports. The Board noted that        After taking account of the Fund's        the Fund's investment advisory agreement,
the Fund's performance was in the second     contractual advisory fee rate, as well as    and concluded that Invesco Aim has the
quintile of its performance group for the    the comparative advisory fee information     financial resources necessary to fulfill
one year period (the first quintile being    and the expense limitation discussed         these obligations.
the best performing funds and the fifth      above, the Board concluded that the Fund's
quintile being the worst performing          advisory fees were fair and reasonable.         F. Independent Written Evaluation of
funds). The Board noted that the Fund's                                                         the Fund's Senior Officer
performance was above the performance of         D. Economies of Scale and Breakpoints
the Index for the one year period. The                                                    The Board noted that, at their direction,
Board also considered the steps Invesco      The Board considered the extent to which     the Senior Officer of the Fund, who is
Aim has taken over the last several years    there are economies of scale in Invesco      independent of Invesco Aim and Invesco
to improve the quality and efficiency of     Aim's provision of advisory services to      Aim's affiliates, had prepared an
the services that Invesco Aim provides to    the Fund. The Board also considered          independent written evaluation to assist
the AIM Funds. The Board concluded that      whether the Fund benefits from such          the Board in determining the
Invesco Aim continues to be responsive to    economies of scale through contractual       reasonableness of the proposed management
the Board's focus on fund performance.       breakpoints in the Fund's advisory fee       fees of the AIM Funds, including the Fund.
                                             schedule or through advisory fee waivers     The Board noted that they had relied upon
   C. Advisory Fees and Fee Waivers          or expense limitations. The Board noted      the Senior Officer's written evaluation
                                             that the Fund's contractual advisory fee     instead of a competitive bidding process.
The Board compared the Fund's contractual    schedule includes six breakpoints but        In determining whether to continue the
advisory fee rate to the contractual         that, due to the Fund's asset level at the   Fund's investment advisory agreement, the
advisory fee rates of funds in the Fund's    end of the past calendar year and the way    Board considered the Senior Officer's
Lipper expense group that are not man-       in which the breakpoints have been           written evaluation.
                                             struc-

                                                                                                                           continued


27              AIM INTERNATIONAL TOTAL RETURN FUND

   G. Collateral Benefits to Invesco Aim     to 100% of the net advisory fees Invesco     recently began operations and that only
      and its Affiliates                     Aim receives from the affiliated money       one calendar year of comparative
                                             market funds with respect to the Fund's      performance data was available. The Board
The Board considered various other           investment of uninvested cash, but not       compared the Fund's performance during the
benefits received by Invesco Aim and its     cash collateral. The Board considered the    past calendar year to the performance of
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    funds in the Fund's performance group that
relationship with the Fund, including the    noted that it remains in effect until at     are not managed by Invesco Aim, and
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     against the performance of all funds in
affiliates for their provision of            that the Fund's investment of uninvested     the Lipper International Income Funds
administrative, transfer agency and          cash and cash collateral from any            Index. The Board also reviewed the
distribution services to the Fund. The       securities lending arrangements in the       criteria used by Invesco Aim to identify
Board considered the performance of          affiliated money market funds is in the      the funds in the Fund's performance group
Invesco Aim and its affiliates in            best interests of the Fund and its           for inclusion in the Lipper reports. The
providing these services and the             shareholders.                                Board noted that the Fund's performance
organizational structure employed by                                                      was in the second quintile of its
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  performance group for the one year period
these services. The Board also considered                                                 (the first quintile being the best
that these services are provided to the         A. Nature, Extent and Quality of          performing funds and the fifth quintile
Fund pursuant to written contracts which           Services Provided by Affiliated        being the worst performing funds). The
are reviewed and approved on an annual             Sub-Advisors                           Board noted that the Fund's performance
basis by the Board. The Board concluded                                                   was above the performance of the Index for
that Invesco Aim and its affiliates were     The Board reviewed the services to be        the one year period. The Board also
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco    considered the steps Invesco Aim has taken
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,          over the last several years to improve the
their contracts, and were qualified to       Invesco Asset Management Limited, In-vesco   quality and efficiency of the services
continue to provide these services to the    Asset Management (Japan) Limited, Invesco    that Invesco Aim provides to the AIM
Fund.                                        Australia Limited, Invesco Global Asset      Funds. The Board concluded that Invesco
                                             Management (N.A.), Inc., Invesco Hong Kong   Aim continues to be responsive to the
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),       Board's focus on fund performance.
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured
portfolio brokerage transactions executed    Management, Inc. (collectively, the             C. Sub-Advisory Fees
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the
these arrangements, portfolio brokerage      sub-advisory agreements and the              The Board considered the services to be
commissions paid by the Fund and/or other    credentials and experience of the officers   provided by the Affiliated Sub-Advisers
funds advised by Invesco Aim are used to     and employees of the Affiliated              pursuant to the sub-advisory agreements
pay for research and execution services.     Sub-Advisers who will provide these          and the services to be provided by Invesco
The Board noted that soft dollar             services. The Board concluded that the       Aim pursuant to the Fund's investment
arrangements shift the payment obligation    nature, extent and quality of the services   advisory agreement, as well as the
for the research and execution services      to be provided by the Affiliated             allocation of fees between Invesco Aim and
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board     the Affiliated Sub-Advisers pursuant to
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,      the sub-advisory agreements. The Board
expenses. The Board also noted that          which have offices and personnel that are    noted that the sub-advisory fees have no
research obtained through soft dollar        geographically dispersed in financial        direct effect on the Fund or its
arrangements may be used by Invesco Aim in   centers around the world, have been formed   shareholders, as they are paid by Invesco
making investment decisions for the Fund     in part for the purpose of researching and   Aim to the Affiliated Sub-Advisers, and
and may therefore benefit Fund               compiling information and making             that Invesco Aim and the Affiliated
shareholders. The Board concluded that       recommendations on the markets and           Sub-Advisers are affiliates. After taking
Invesco Aim's soft dollar arrangements       economies of various countries and           account of the Fund's contractual
were appropriate. The Board also concluded   securities of companies located in such      sub-advisory fee rate, as well as other
that, based on their review and              countries or on various types of             relevant factors, the Board concluded that
representations made by Invesco Aim, these   investments and investment techniques, and   the Fund's sub-advisory fees were fair and
arrangements were consistent with            providing investment advisory services.      reasonable.
regulatory requirements.                     The Board concluded that the sub-advisory
                                             agreements will benefit the Fund and its        D. Financial Resources of the
   The Board considered the fact that the    shareholders by permitting In-vesco Aim to         Affiliated Sub-Advisers
Fund's uninvested cash and cash collateral   utilize the additional resources and
from any securities lending arrangements     talent of the Affiliated Sub-Advisers in     The Board considered whether each
may be invested in money market funds        managing the Fund.                           Affili-ated Sub-Adviser is financially
advised by Invesco Aim pursuant to                                                        sound and has the resources necessary to
procedures approved by the Board. The           B. Fund Performance                       perform its obligations under its
Board noted that Invesco Aim will receive                                                 respective sub-advisory agreement, and
advisory fees from these affiliated money    The Board did view Fund performance as a     concluded that each Affiliated Sub-Adviser
market funds attributable to such            relevant factor in considering whether to    has the financial resources necessary to
investments, although Invesco Aim has        approve the sub-advisory agreements for      fulfill these obligations.
contractually agreed to waive through at     the Fund, as one of the Affiliated
least June 30, 2009, the advisory fees       Sub-Advisers currently manages the Fund's
payable by the Fund in an amount equal       assets. The Board noted that the Fund


28              AIM INTERNATIONAL TOTAL RETURN FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.74%, 99.12%, 99.84%, and 99.99%, respectively.


29        AIM INTERNATIONAL TOTAL RETURN FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




30        AIM INTERNATIONAL TOTAL RETURN FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






31        AIM INTERNATIONAL TOTAL RETURN FUND

Supplement to Annual Report dated 10/31/08

AIM INTERNATIONAL TOTAL RETURN FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    A redemption fee of 2% will be
                                             For periods ended 10/31/08                   imposed on certain redemptions or
The following information has been                                                        exchanges out of the Fund within 31 days
prepared to provide Institutional Class      Inception (3/31/06)                  3.51%   of purchase. Exceptions to the
shareholders with a performance overview      1 Year                             -5.99    redemption fee are listed in the Fund's
specific to their holdings. Institutional    ==========================================   prospectus.
Class shares are offered exclusively to
institutional investors, including defined   ==========================================      Had the advisor not waived fees
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 and/or reimbursed expenses, performance
criteria.                                    For periods ended 9/30/08, most recent       would have been lower.
                                             calendar quarter-end
                                                                                             Please note that past performance
                                             Inception (3/31/06)                  5.96%   is not indicative of future results.
                                              1 Year                              1.21    More recent returns may be more or less
                                             ==========================================   than those shown. All returns assume
                                                                                          reinvestment of distributions at NAV.
                                             Institutional Class shares have no sales     Investment return and principal value
                                             charge; therefore, performance is at net     will fluctuate so your shares, when
                                             asset value (NAV). Performance of            redeemed, may be worth more or less than
                                             Institutional Class shares will differ       their original cost. See full report for
                                             from performance of other share classes      information on comparative benchmarks.
                                             primarily due to differing sales charges     Please consult your Fund prospectus for
                                             and class expenses.                          more information. For the most current
                                                                                          month-end performance, please call 800
                                                The net annual Fund operating expense     451 4246 or visit invescoaim.com.
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this            (1)  Total annual operating expenses
                                             supplement for Institutional Class shares         less any contractual fee waivers
                                             was 0.86%.(1) The total annual Fund               and/or expense reimbursements by
                                             operating expense ratio set forth in the          the advisor in effect through at
                                             most recent Fund prospectus as of the date        least June 30, 2009. See current
                                             of this supplement for Institutional Class        prospectus for more information.
                                             shares was 1.55%. The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

==========================================
NASDAQ SYMBOL                        AUBIX
==========================================

Information on your Fund's expenses is shown later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   ITR-INS-1   Invesco Aim Distributors, Inc.                                                     -- SERVICE MARK --

Supplement to Annual Report dated 10/31/08

AIM INTERNATIONAL TOTAL RETURN FUND

Past performance cannot guarantee               The performance data shown in the
comparable future results.                   chart above is that of the Fund's
                                             institutional share class. The performance
   The data shown in the chart above         data shown in the chart in the annual
includes reinvested distributions and Fund   report is that of the Fund's Class A, B
expenses including management fees. Index    and C shares. The performance of the
results include reinvested dividends.        Fund's other share classes will differ
Performance of an index of funds reflects    primarily due to different sales charge
fund expenses and management fees;           structures and class expenses, and may be
performance of a market index does not.      greater than or less than the performance
Performance shown in the chart and           of the Fund's Institutional Class shares
table(s) does not reflect deduction of       shown in the chart above.
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   ITR-INS-1   Invesco Aim Distributors, Inc.                                                     -- SERVICE MARK --

==================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES
Fund and index data from 3/31/06

            AIM International
            Total Return Fund-      Barclays Capital
           Institutional Class    Global Aggregate ex     Lipper International
  Date           Shares              U.S. Index(1)       Income Funds Index(1)

3/31/06          $10000                   $10000                 $10000
   4/06           10409                    10324                  10192
   5/06           10561                    10547                  10262
   6/06           10447                    10400                  10203
   7/06           10524                    10480                  10263
   8/06           10601                    10577                  10355
   9/06           10516                    10517                  10304
  10/06           10628                    10639                  10433
  11/06           10898                    10985                  10641
  12/06           10707                    10788                  10559
   1/07           10584                    10618                  10412
   2/07           10819                    10871                  10627
   3/07           10860                    10913                  10687
   4/07           10984                    11077                  10799
   5/07           10788                    10850                  10671
   6/07           10737                    10793                  10651
   7/07           10934                    11094                  10820
   8/07           11027                    11228                  10844
   9/07           11421                    11586                  11200
  10/07           11628                    11826                  11386
  11/07           11795                    12055                  11473
  12/07           11731                    11978                  11485
   1/08           12131                    12384                  11862
   2/08           12445                    12702                  12127
   3/08           12775                    13095                  12288
   4/08           12307                    12719                  12061
   5/08           12134                    12555                  11933
   6/08           12121                    12577                  11908
   7/08           12186                    12611                  11921
   8/08           11761                    12196                  11575
   9/08           11558                    11835                  11243
  10/08           10932                    11312                  10762
==================================================================================================================================

(1)  Lipper Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $888.20        $4.03       $1,020.86       $4.32        0.85%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INTERNATIONAL TOTAL RETURN FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o    EFFICIENT. Stop waiting for regular mail. Your documents
   trees used to produce paper.                                          will be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o    EASY. Download, save and print files using your home
   expenses and put more capital back in your fund's returns.            computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   ITR-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM LIBOR ALPHA FUND
 --SERVICE MARK--       Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        12   Financial Statements
                        15   Notes to Financial Statements
                        22   Financial Highlights
                        24   Auditor's Report
                        25   Fund Expenses
                        26   Approval of Investment Advisory Agreement
                        29   Tax Information
                        30   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
     [TAYLOR       provide some perspective and encouragement to my fellow long-term investors.
      PHOTO]
                   MARKET OVERVIEW

                      At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve;  (2) Lipper Inc.


2               AIM LIBOR ALPHA FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction
   [CROCKETT       of excess is often painful, at least in the short term. Your Board of Trustees
     PHOTO]        believes in the wisdom of a long-term perspective and consistent investment discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM LIBOR ALPHA FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================      Sell decisions are based on:
PERFORMANCE SUMMARY
                                                                                          o  A conscious decision to alter the
For the fiscal year ended October 31, 2008, Class A Shares of AIM LIBOR Alpha Fund, at       Fund's macro risk exposure (such as
net asset value (NAV), underperformed the Fund's broad market and style-specific             duration, yield curve positioning,
indexes.(triangle) The majority of this underperformance came from the Fund's exposure to    sector exposure).
corporate bonds in both investment-grade and high yield markets, and its allocation to
asset-backed securities (ABS). In addition, the Fund's exposure to the financial sector   o  The need to limit or reduce exposure to
was negative for performance as financial market turmoil deepened during the period.         a particular sector or issuer.

   Your Fund's long-term performance appears later in this report.                        o  Degradation of an issuer's credit
                                                                                             quality.
FUND VS. INDEXES
                                                                                          o  Realignment of a valuation target.
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        o  Presentation of a better relative value
charges, which would have reduced performance.                                               opportunity.

Class A Shares                                                                   -8.13%   MARKET CONDITIONS AND YOUR FUND
Class C Shares                                                                   -8.36
Class R Shares                                                                   -8.36    Rising concerns over the health of the
Class Y Shares*                                                                  -8.11    global financial system weighed heavily on
Barclays Capital U.S. Aggregate Bond Index(triangle)** (Broad Market Index)       0.30    world markets during the fiscal year. A
U.S. Three-Month LIBOR(triangle) (Style-Specific Index)                           3.52    decade or more of lax lending practices,
Lipper Short Investment Grade Debt Funds Index(triangle) (Peer Group Index)      -3.58    excessive leverage, unsound business
                                                                                          models, inadequate attention to
(triangle) Lipper Inc.                                                                    counterparty risks and regulatory failure
                                                                                          culminated in the collapse of several
*   Share class incepted during the fiscal year. See page 7 for a detailed                major financial institutions. In addition
    explanation of Fund performance.                                                      to the troubled financial system, general
                                                                                          economic issues, such as housing prices,
**  Effective 11/03/08, the Lehman Brothers indexes were rebranded as Barclays Capital    unemployment and availability of credit,
    indexes.                                                                              had strong effects on investment markets.
=======================================================================================
                                                                                             September alone was a historic month as
HOW WE INVEST                                forward currency contracts, currency         Lehman Brothers filed for bankruptcy, and
                                             swaps, currency options, currency futures    the U.S. government took over Freddie Mac
AIM LIBOR Alpha Fund's objective is to       and options on currency futures.             and Fannie Mae. A bailout was approved for
provide total return. The Fund seeks to                                                   American International Group (AIG).
meet this objective by attempting to            Our security selection is supported by    Merrill Lynch was taken over by Bank of
exceed the return of the U.S. Three-Month    a team of independent specialists. Team      America and Washington Mutual, one of the
LIBOR.                                       members conduct top-down macroeconomic as    largest U.S. savings and loans, was taken
                                             well as bottom-up analysis on individual     over by JP Morgan.
   We invest in a diversified portfolio of   securities. Recommendations are
foreign and domestic government and          communicated to portfolio managers through      Initially, the adverse effects of the
corporate debt securities, including         proprietary technology that allows all       credit crisis were mitigated mainly by the
securities of emerging markets. We may       investment professionals to communicate in   U.S. Federal Reserve (the Fed) cutting
invest in securitized debt securities,       a timely manner.                             interest rates and creating different
such as asset-backed securities and both                                                  methods by which banks and other
residential and commercial mortgage-backed      Portfolio construction begins with a      institutions could obtain temporary
securities. We may also use synthetic and    well-defined Fund design that establishes    liquidity from the central bank. More
derivative instruments, such as futures      the target investment vehicles for           recently, the Fed stepped up its lending
contracts and swap agreements, including     generating the desired "alpha" (the extra    by granting wider access to its funding,
but not limited to credit default swaps.     return above a specific benchmark) as well   expanding the range of collateral for Fed
Foreign currency instruments may include     as the risk parameters for the Fund.
spot contracts,                              Investment vehicles are evaluated for
                                             liquidity and risk versus relative value.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 Total Net Assets            $17.6 million
By sector                                                                                 Total Number of Holdings*              55
                                              1. Wells Fargo                              ==========================================
Financials                           69.4%       Mortgage Backed Securities
Health Care                           5.9        Trust                             5.6%
Industrials                           5.6     2. Freddie Mac REMICS                5.5
Consumer Discretionary                2.7     3. U.S. Mortgage-Backed Securities   5.2
Information Technology                2.6     4. Wells Fargo Home Equity Trust     4.5
Materials                             2.0     5. Fannie Mae REMICS                 4.0
Short-Term Investments Plus                   6. Banc of America Mortgage
Other Assets Less Liabilities        11.8           Securities                     4.0
==========================================    7. HSBC America Capital Trust II     3.5    The Fund's holdings are subject to change,
                                              8. Morgan Stanley ABS Capital I      3.1    and there is no assurance that the Fund
                                              9. Saxon Asset Securities Trust      2.8    will continue to hold any particular
                                             10. Bank of America Credit Card              security.
                                                    Trust                          2.6
                                             ==========================================   *  Excluding Short-Term Investments.


4               AIM LIBOR ALPHA FUND

loans and enlarging international swap       with a small allocation to the high yield                 BRENDAN GAU
facilities to provide U.S. dollars to        sector. Credit spreads widened                            Chartered Financial Analyst,
foreign central banks. In addition, on       considerably, as a lack of market                [GAU     portfolio manager, is lead
October 1, 2008, the U.S. Senate approved    liquidity depressed corporate valuations        PHOTO]    manager of AIM LIBOR Alpha
the government rescue bill, which included   to extremely low levels.(2) Consequently,                 Fund. He joined Invesco Aim
a comprehensive bailout plan to acquire up   investment-grade and high yield corporate    in 1996 as a portfolio analyst for fixed
to $700 billion of illiquid assets of U.S.   bonds significantly underperformed U.S.      income securities and has also served as a
commercial banks. Moreover, central banks    Treasury securities, which was negative      fixed-income and foreign currency trader.
around the world cut interest rates in a     for Fund performance.(2)                     He earned a B.A. degree in mathematics,
coordinated effort, trying to rescue                                                      physics and economics from Rice
global economies from intensified               In the corporate bond sector, we          University.
financial crisis.                            maintained an overweight in banking and
                                             finance credits, including exposure to                    CHUCK BURGE
   During the fiscal year, surging demand    AIG. While the Fund's weights in AIG and                  Senior portfolio manager, is
for liquidity along with growing concerns    other financial bonds represented very          [BURGE    co-manager of AIM LIBOR Alpha
about counterparty risk led to a             small positions, the price declines were         PHOTO]   Fund. Mr. Burge began his
significant sell-off in the credit           significant, causing the Fund's net asset                 investment career in 1994,
markets. Investors became more risk averse   value to decrease. We sold AIG.              serving as an analyst and assistant
and continued to seek the stability,                                                      portfolio manager before joining Invesco
safety and liquidity of U.S. Treasury           In the securitized sector, we were        Ltd.'s Fixed Income division in 2002.
securities and other short-term government   invested in mortgage-backed securities       He earned a B.S. degree from Texas A&M
bonds. The result was a rally in U.S.        (MBS) and asset-backed securites (ABS).      University and an M.B.A. from Rice
Treasury and government security prices      Asset-backed bonds underperformed many       University.
with a significant decline in yields and     other major fixed income assets as spreads
steeper yield curves in all markets.(1)      on ABS reached all-time highs in response                 MARK GILLEY
                                             to the on-going financial crisis.(2) In                   Chartered Financial Analyst,
   In this environment, we actively          addition, the MBS market underperformed         [GILLEY   portfolio manager, is
managed the Fund's duration to mitigate      U.S. Treasury securities as a result of a        PHOTO]   co-manager of AIM LIBOR Alpha
the impact of interest rate fluctuations     general flight-to-safety.(2) Consequently,                Fund. Mr. Gilley began his
in different countries on the Fund's         the Fund's positions in securitized          investment career in 1992 and joined
performance. During the first part of the    segments of the bond market were negative    Invesco Aim in 1996. He earned his B.B.A.
reporting period, our short duration         for returns.                                 degree in marketing from The University of
positioning in the U.S. detracted from                                                    Texas at Austin and an M.B.A. from the
performance, as U.S. Treasury yields            During the period we actively managed     University of Missouri at Kansas City.
declined in response to the Fed's several    the Fund's foreign currency exposures. Our
rate cuts. While moving to a longer          underweight in the euro was positive for     Assisted by the Taxable Investment Grade
duration position during the last few        performance as the U.S. dollar gained        Bond Team
months was positive for performance, it      strength relative to the euro over the
was not enough to offset the earlier         second part of the period. However, our
losses from our short duration posture in    overweight exposure to the Japanese yen
the U.S. In Europe, we maintained a long     detracted from performance, driven by the
duration stance, expecting bond yields to    weakness of the yen relative to the U.S.
decline on deteriorating economic            dollar during the summer of 2008.
fundamentals. As government bond yields
fell during the period, our duration            Thank you for your continued investment
exposure to Europe benefited performance.    in AIM LIBOR Alpha Fund.

   We used government bond futures,          (1) U.S. Department of the Treasury
including U.S. Treasury futures, to
actively manage duration and adjust the      (2) Barclays Capital
Fund's interest rate exposure. In our
view, gaining an exposure to global bond     The views and opinions expressed in
markets through bond futures is a more       management's discussion of Fund
effective way to employ the Fund's cash      performance are those of Invesco Aim
for duration management purposes versus      Advisors, Inc. These views and opinions
buying cash bonds.                           are subject to change at any time based on
                                             factors such as market and economic
   Over the period, we positioned the Fund   conditions. These views and opinions may
for a steepening of the different yield      not be relied upon as investment advice or
curves. As long term government bond         recommendations, or as an offer for a
yields fell by less than short term rates    particular security. The information is
across major markets, yield curves           not a complete analysis of every aspect of
steepened, which benefited Fund              any market, country, industry, security or
performance.                                 the Fund. Statements of fact are from
                                             sources considered reliable, but Invesco
   Throughout the reporting period, we       Aim Advisors, Inc. makes no representation
remained invested in fixed and               or warranty as to their completeness or
floating-rate corporate bonds, focusing      accuracy. Although historical performance
primarily on investment-grade corporate      is no guarantee of future results, these
bonds,                                       insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5               AIM LIBOR ALPHA FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee
comparable future results.

   The data shown in the chart include
reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

o  The returns shown in management's         o  Industry Classifications used in this
   discussion of Fund performance are           report are generally according to the
   based on net asset values calculated         Global Industry Classification
   for shareholder transactions. Generally      Standard, which was developed by and is
   accepted accounting principles require       the exclusive property and a service
   adjustments to be made to the net            mark of MSCI Inc. and Standard &
   assets of the Fund at period end for         Poor's.
   financial reporting purposes, and as
   such, the net asset values for
   shareholder transactions and the
   returns based on those net asset values
   may differ from the net asset values
   and returns reported in the Financial
   Highlights.


6               AIM LIBOR ALPHA FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, C AND R SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Fund and index data from 3/31/06

           AIM LIBOR Alpha    AIM LIBOR Alpha    AIM LIBOR Alpha    Barclays Capital                        Lipper Short Investment
             Fund-Class A       Fund-Class C       Fund-Class R      U.S. Aggregate     U.S. Three-Month           Grade Bond
  Date          Shares             Shares             Shares          Bond Index(1)          LIBOR(1)            Funds Index(1)

3/31/06         $ 9750             $10000             $10000             $10000              $10000                 $10000
   4/06           9809              10069              10069               9982               10038                  10031
   5/06           9810              10058              10058               9971               10084                  10047
   6/06           9805              10060              10050               9992               10128                  10063
   7/06           9842              10086              10086              10127               10175                  10138
   8/06           9840              10092              10082              10283               10222                  10212
   9/06           9867              10108              10108              10373               10266                  10268
  10/06           9926              10166              10166              10441               10314                  10314
  11/06          10004              10244              10244              10563               10360                  10375
  12/06          10054              10304              10293              10501               10404                  10382
   1/07          10105              10344              10344              10497               10454                  10408
   2/07          10157              10394              10394              10659               10497                  10494
   3/07          10216              10453              10453              10659               10543                  10532
   4/07          10257              10492              10492              10717               10591                  10573
   5/07          10329              10564              10564              10635               10638                  10559
   6/07          10379              10623              10612              10604               10683                  10587
   7/07          10326              10556              10556              10692               10733                  10651
   8/07          10263              10500              10490              10823               10781                  10664
   9/07          10346              10583              10572              10906               10828                  10754
  10/07          10375              10600              10600              11004               10879                  10778
  11/07          10151              10369              10369              11201               10922                  10877
  12/07          10178              10394              10394              11233               10969                  10880
   1/08          10081              10293              10293              11422               11012                  11014
   2/08          10087              10308              10297              11437               11039                  11033
   3/08          10028              10235              10235              11476               11068                  10896
   4/08          10079              10284              10284              11452               11092                  10896
   5/08          10222              10428              10428              11368               11118                  10888
   6/08          10156              10371              10360              11359               11144                  10867
   7/08          10167              10370              10369              11350               11170                  10799
   8/08          10135              10346              10334              11458               11195                  10836
   9/08           9796               9987               9986              11304               11223                  10598
  10/08           9529               9714               9714              11037               11261                  10392
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum
                                             applicable sales charges
CLASS A SHARES
Inception (3/31/06)                 -1.85%   CLASS A SHARES
 1 Year                             -10.41   Inception (3/31/06)                 -0.83%
                                              1 Year                             -7.66
CLASS C SHARES
Inception (3/31/06)                 -1.12    CLASS C SHARES
 1 Year                             -8.36    Inception (3/31/06)                 -0.06
                                              1 Year                             -5.65
CLASS R SHARES
Inception (3/31/06)                 -1.12    CLASS R SHARES
 1 Year                             -8.36    Inception (3/31/06)                 -0.06
                                              1 Year                             -5.56
CLASS Y SHARES                               ==========================================
Inception                           -0.86
 1 Year                             -8.11
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    MAY VARY FROM THE EXPENSE RATIOS PRESENTED
3, 2008; RETURNS SINCE THAT DATE ARE         IN OTHER SECTIONS OF THIS REPORT THAT ARE
ACTUAL RETURNS. ALL OTHER RETURNS ARE        BASED ON EXPENSES INCURRED DURING THE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      PERIOD COVERED BY THIS REPORT.
PERFORMANCE AND RESTATED CLASS A SHARE
PERFORMANCE (FOR PERIODS PRIOR TO THE           CLASS A SHARE PERFORMANCE REFLECTS THE
INCEPTION DATE OF CLASS Y SHARES) AT NET     MAXIMUM 2.50% SALES CHARGE. CLASS C SHARES
ASSET VALUE. THE RESTATED CLASS A SHARE      DO NOT HAVE A FRONT-END SALES CHARGE OR A
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CDSC; THEREFORE, PERFORMANCE QUOTED IS AT
APPLICABLE TO CLASS A SHARES AS WELL AS      NET ASSET VALUE. CLASS R SHARES DO NOT
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    HAVE A FRONT-END SALES CHARGE; RETURNS
RECEIVED BY CLASS A SHARES. CLASS A SHARES   SHOWN ARE AT NET ASSET VALUE AND DO NOT
INCEPTION DATE IS MARCH 31, 2006.            REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
   THE PERFORMANCE DATA QUOTED REPRESENT     ASSETS WITHIN THE FIRST YEAR. CLASS Y
PAST PERFORMANCE AND CANNOT GUARANTEE        SHARES DO NOT HAVE A FRONT-END SALES
COMPARABLE FUTURE RESULTS; CURRENT           CHARGE OR A CDSC; THEREFORE, PERFORMANCE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   IS AT NET ASSET VALUE.
VISIT INVESCOAIM.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES      THE PERFORMANCE OF THE FUND'S SHARE
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    CLASSES WILL DIFFER PRIMARILY DUE TO
IN NET ASSET VALUE AND THE EFFECT OF THE     DIFFERENT SALES CHARGE STRUCTURES AND
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CLASS EXPENSES.
STATED. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE       HAD THE ADVISOR NOT WAIVED FEES AND/OR
A GAIN OR LOSS WHEN YOU SELL SHARES.         REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             HAVE BEEN LOWER.
   THE NET ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND      (1) Total annual operating expenses less
PROSPECTUS AS OF THE DATE OF THIS REPORT         any contractual fee waivers and/or
FOR CLASS A, CLASS C, CLASS R AND CLASS Y        expense reimbursements by the advisor
SHARES WAS 0.86%, 1.11%, 1.11% AND 0.61%,        in effect through at least June 30,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND         2009. See current prospectus for more
OPERATING EXPENSE RATIO SET FORTH IN THE         information.
MOST RECENT FUND PROSPECTUS AS OF THE DATE
OF THIS REPORT FOR CLASS A, CLASS C, CLASS   (2) Total annual operating expenses less
R AND CLASS Y SHARES WAS 1.37%, 2.12%,           any contractual fee waivers by the
1.62% AND 1.12%, RESPECTIVELY. THE EXPENSE       distributor in effect through at least
RATIOS PRESENTED ABOVE                           June 30, 2009. See current prospectus
                                                 for more information.


7               AIM LIBOR ALPHA FUND

AIM LIBOR ALPHA FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             grade securities. The loans in which      ABOUT INDEXES USED IN THIS REPORT
                                                the Fund may invest are typically
o  Class R shares are available only to         noninvestment-grade and involve a         o  The BARCLAYS CAPITAL U.S. AGGREGATE
   certain retirement plans. Please see         greater risk of default on interest and      BOND INDEX covers U.S. investment-grade
   the prospectus for more information.         principal payments and of price changes      fixed-rate bonds with components for
                                                due to the changes in the credit             government and corporate securities,
o  Class Y shares are available to only         quality of the issuer.                       mortgage pass-throughs, and
   certain investors. Please see the                                                         asset-backed securities.
   prospectus for more information.          o  Interest rate risk refers to the risk
                                                that bond prices generally fall as        o  The U.S. THREE-MONTH LIBOR (London
PRINCIPAL RISKS OF INVESTING IN THE FUND        interest rates rise and vice versa.          Interbank Offered Rate) is an average
                                                                                             rate derived from the quotations
o  Since a large percentage of the Fund's    o  The Fund may use enhanced investment         provided by the banks determined by the
   assets may be invested in securities of      techniques such as leveraging and            British Bankers' Association for a
   a limited number of companies, each          derivatives. Leveraging entails risks        3-month deposit in U.S. Dollars during
   investment has a greater effect on the       such as magnifying changes in the value      a given month. USD Libor is calculated
   Fund's overall performance, and any          of the portfolio's securities.               on an ACT/360 basis and for value two
   change in the value of those securities      Derivatives are subject to counterparty      business days after the fixing.
   could significantly affect the value of      risk-the risk that the other party
   your investment in the Fund.                 will not complete the transaction with    o  The LIPPER SHORT INVESTMENT GRADE DEBT
                                                the fund.                                    FUNDS INDEX is an equally weighted
o  Credit risk is the risk of loss on an                                                     representation of the largest funds in
   investment due to the deterioration of    o  There is no guarantee that the               the Lipper Short Investment Grade Bond
   an issuer's financial health. Such a         investment techniques and risk analysis      Funds category. These funds invest
   deterioration of financial health may        used by the fund's portfolio managers        primarily in investment grade debt
   result in a reduction of the credit          will produce the desired results.            issues with dollar-weighted average
   rating of the issuer's securities and                                                     maturities of less than three years.
   may lead to the issuer's inability to     o  The prices of securities held by the
   honor its contractual obligations,           fund may decline in response to market    o  The Fund is not managed to track the
   including making timely payment of           risks.                                       performance of any particular index,
   interest and principal.                                                                   including the indexes defined here, and
                                             o  The Fund may invest in mortgage- and         consequently, the performance of the
o  The Fund is subject to                       asset-backed securities. These               Fund may deviate significantly from the
   currency/exchange rate risk because it       securities are subject to prepayment or      performance of the indexes.
   may buy or sell currencies other than        call risk, which is the risk that
   the U.S. dollar.                             payments from the borrower may be         o  A direct investment cannot be made in
                                                received earlier or later than expected      an index. Unless otherwise indicated,
o  Investing in developing countries can        due to changes in the rate at which the      index results include reinvested
   add additional risk, such as high rates      underlying loans are prepaid.                dividends, and they do not reflect
   of inflation or sharply devalued                                                          sales charges. Performance of an index
   currencies against the U.S. dollar.       o  The Fund may engage in active and            of funds reflects fund expenses;
   Transaction costs are often higher, and      frequent trading of portfolio                performance of a market index does not.
   there may be delays in settlement            securities to achieve its investment
   procedures.                                  objective. If a fund does trade in this   OTHER INFORMATION
                                                way, it may incur increased costs,
o  Foreign securities have additional           which can lower the actual return of      o  The Chartered Financial Analyst--REGIS-
   risks, including exchange rate changes,      the fund. Active trading may also            TERED TRADEMARK-- (CFA--REGISTERED
   political and economic upheaval,             increase short term gains and losses,        TRADEMARK--) designation is a globally
   relative lack of information,                which may affect taxes that must be          recognized standard for measuring the
   relatively low market liquidity, and         paid.                                        competence and integrity of investment
   the potential lack of strict financial                                                    professionals.
   and accounting controls and standards.    o  Since a large percentage of the Fund's
                                                assets may be invested in securities of   continued on page 6
o  Lower rated securities may be more           a limited number of companies, each
   susceptible to real or perceived             investment has a greater effect on the
   adverse economic and competitive             Fund's overall performance, and any
   industry conditions, and the secondary       change in the value of those securities
   markets in which lower rated securities      could significantly affect the value of
   are traded may be less liquid than           your investment in the Fund.
   higher

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                   EASBX
=======================================================================================   Class C Shares                   CESBX
                                                                                          Class R Shares                   RESBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class Y Shares                   LIBYX
                                                                                          ==========================================


8               AIM LIBOR ALPHA FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                     PRINCIPAL
                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES-43.48%


ASSET-BACKED SECURITIES-MANUFACTURED HOUSING-0.97%

Vanderbilt Mortgage Finance,
  Series 2002-B, Class A4, Pass Through Ctfs.,
  5.84%, 02/07/26                                       79,414    $    72,846
-----------------------------------------------------------------------------
  Series 2002-C, Class A4, Pass Through Ctfs.,
  6.57%, 08/07/24                                      105,000         98,125
=============================================================================
                                                                      170,971
=============================================================================


COLLATERALIZED MORTGAGE OBLIGATIONS-33.55%

Banc Of America Mortgage Securities,
  Series 2004-D, Class 2A2, Floating Rate
  Pass Through Ctfs.,
  4.19%, 05/25/34(b)                                   844,476        701,323
-----------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.,
  Series 2007-BC2, Class 2A1, Floating Rate
  Pass Through Ctfs.,
  3.35%, 06/25/37(b)                                   475,580        444,594
-----------------------------------------------------------------------------
Fannie Mae REMICS,
  Series 2003-112, Class FA, Floating Rate
  Pass Through Ctfs.,
  3.76%, 01/25/28(b)                                   708,792        703,575
-----------------------------------------------------------------------------
Fannie Mae Whole Loan,
  Series 2004-W5, Class F1, Floating Rate
  Pass Through Ctfs.,
  3.71%, 02/25/47(b)                                   346,822        347,001
-----------------------------------------------------------------------------
Freddie Mac REMICS,
  Series 2399, Class XF, Floating Rate Pass
  Through Ctfs.,
  5.54%, 01/15/32(b)                                   372,855        371,813
-----------------------------------------------------------------------------
  Series 2470, Class JF, Floating Rate
  Pass Through Ctfs.,
  5.59%, 12/15/31(b)                                   598,650        603,411
-----------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
  Series 2007-EOP, Class J, Floating Rate
  Pass Through Ctfs.,
  4.90%, 03/06/20(b)(c)                                225,000        175,265
-----------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities Corp.,
  Series 2005-FL1A, Class A1, Floating Rate
  Pass Through Ctfs.,
  4.67%, 02/15/19(b)(c)                                 14,130         13,155
-----------------------------------------------------------------------------
Morgan Stanley ABS Capital I,
  Series 2007-NC2, Class A2A, Floating Rate
  Pass Through Ctfs.,
  3.37%, 02/25/37(b)                                   569,092        541,092
-----------------------------------------------------------------------------
Morgan Stanley Capital I,
  Series 2007-IQ16, Class A4, Pass Through Ctfs.,
  5.81%, 12/12/49                                      320,000        239,938
-----------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust,
  Series 2004-1, Class 3A1, Pass Through Ctfs.,
  5.68%, 02/25/34                                      172,700        143,105
-----------------------------------------------------------------------------
  Series 2005-11, Class 1A1, Pass Through Ctfs.,
  5.10%, 05/25/35                                      152,267        100,833
-----------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
  Series 2007-2, Class A1, Floating Rate
  Pass Through Ctfs.,
  3.35%, 04/25/37(b)                                   586,602        543,302
-----------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust,
  Series 2004-S, Class A1, Floating Rate
  Pass Through Ctfs.,
  3.70%, 09/25/34(b)                                 1,170,420        980,692
=============================================================================
                                                                    5,909,099
=============================================================================


CREDIT CARDS-3.65%

Bank Of America Credit Card Trust,
  Series 2006-C7, Class C7, Floating Rate
  Pass Through Ctfs.,
  4.79%, 03/15/12(b)                                   500,000        458,202
-----------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust,
  Series 2007-A6, Class A6, Floating Rate
  Pass Through Ctfs.,
  4.63%, 05/15/13(b)                                   200,000        184,695
=============================================================================
                                                                      642,897
=============================================================================


HOME EQUITY LOAN-5.31%

Countrywide Asset-Backed Ctfs.,
  Series 2007-9, Class B, Floating Rate
  Pass Through Ctfs.,
  5.76%, 06/25/47(b)(c)                                140,000          6,717
-----------------------------------------------------------------------------
Long Beach Mortgage Loan Trust,
  Series 2006-7, Class 2A1, Floating
  Rate Pass Through Ctfs.,
  3.31%, 08/25/36(b)                                   201,295        197,607
-----------------------------------------------------------------------------
Saxon Asset Securities Trust,
  Series 2004-2, Class MV3, Floating Rate
  Pass Through Ctfs.,
  5.16%, 08/25/35(b)                                   712,243        491,106
-----------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
  Series 2006-3, Class A1, Floating Rate
  Pass Through Ctfs.,
  3.31%, 01/25/37(b)                                   247,033        240,857
=============================================================================
                                                                      936,287
=============================================================================
     Total Asset-Backed Securities (Cost
       $8,657,317)                                                  7,659,254
=============================================================================



BONDS & NOTES-39.54%

AEROSPACE & DEFENSE-1.41%

DRS Technologies, Inc.,
  Sr. Unsec. Gtd. Notes,
  6.63%, 02/01/16                                      250,000        247,912
=============================================================================


CASINOS & GAMING-1.31%

Mandalay Resort Group,
  Sr. Unsec. Gtd. Global Notes,
  6.50%, 07/31/09                                      250,000        230,000
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM LIBOR ALPHA FUND

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------
COMPUTER HARDWARE-0.87%

NCR Corp.,
  Sr. Unsec. Unsub. Global Notes,
  7.13%, 06/15/09                                      150,000    $   152,506
=============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.88%

Caterpillar Financial Services Corp.,
  Series F, Sr. Unsec. Floating Rate
  Medium-Term Notes,
  2.87%, 05/18/09(b)                                   160,000        155,627
=============================================================================


CONSUMER FINANCE-2.03%

American Express Credit Corp.,
  Series C, Sr. Unsec. Floating Rate
  Medium-Term Notes,
  4.66%, 05/27/10(b)                                   250,000        217,857
-----------------------------------------------------------------------------
Ford Motor Credit Co., LLC,
  Sr. Unsec. Unsub. Global Notes,
  5.80%, 01/12/09                                      150,000        140,438
=============================================================================
                                                                      358,295
=============================================================================


DIVERSIFIED BANKS-9.02%

First Union Capital I,
  -Series A, Jr. Unsec. Gtd. Sub. Trust Pfd.
  Capital Securities,
  7.94%, 01/15/27                                      500,000        371,400
-----------------------------------------------------------------------------
HSBC America Capital Trust II, Gtd. Trust Pfd.
  Capital Securities,
  8.38%, 05/15/27(c)                                   610,000        612,418
-----------------------------------------------------------------------------
Sovereign Bancorp Inc.,
  Sr. Unsec. Floating Rate Global Notes,
  3.09%, 03/01/09(b)                                   250,000        237,300
-----------------------------------------------------------------------------
Wachovia Capital Trust I, Jr. Sub. Trust Pfd.
  Capital Securities,
  7.64%, 01/15/27(c)                                   495,000        367,686
=============================================================================
                                                                    1,588,804
=============================================================================


HEALTH CARE EQUIPMENT-0.75%

Covidien International Finance S.A., (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.00%, 10/15/17                                      150,000        132,241
=============================================================================


HEALTH CARE FACILITIES-2.86%

Healthsouth Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.75%, 06/15/16                                     150,000        135,750
-----------------------------------------------------------------------------
Impress Holdings B.V., (Netherlands),
  Sr. Sec. Gtd. Floating Rate Bonds,
  7.88%, 09/15/13(b)(c)                                575,000        368,911
=============================================================================
                                                                      504,661
=============================================================================


HOMEBUILDING-0.84%

D.R. Horton Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  5.00%, 01/15/09                                      150,000        147,188
=============================================================================


INDUSTRIAL CONGLOMERATES-1.20%

General Electric Capital Corp.,
  Sr. Unsec. Floating Rate Medium-Term
  Global Notes,
  3.57%, 10/26/09(b)                                   120,000        116,457
-----------------------------------------------------------------------------
  4.57%, 01/20/10(b)                                   100,000         95,159
=============================================================================
                                                                      211,616
=============================================================================


MANAGED HEALTH CARE-2.27%

UnitedHealth Group Inc.,
  Sr. Unsec. Notes,
  3.75%, 02/10/09                                      400,000        400,070
=============================================================================


MULTI-LINE INSURANCE-1.03%

International Lease Finance Corp.,
  Sr. Unsec. Floating Rate Medium-Term Notes,
  4.84%, 04/20/09(b)                                   100,000         87,025
-----------------------------------------------------------------------------
  3.63%, 06/26/09(b)                                   110,000         94,641
=============================================================================
                                                                      181,666
=============================================================================


MULTI-SECTOR HOLDINGS-1.11%

Capmark Financial Group, Inc.,
  Sr. Unsec. Gtd. Floating Rate Global Notes,
  3.45%, 05/10/10(b)                                   500,000        195,250
=============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-5.55%

BankAmerica Capital II,
  -Series 2, Jr. Unsec. Gtd. Sub. Trust Pfd.
  Capital Securities,
  8.00%, 12/15/26                                      370,000        287,712
-----------------------------------------------------------------------------
JPM Chase Capital XXIII,
  Unsec. Sub. Gtd. Floating Rate Global Notes,
  3.80%, 05/15/47(b)                                   750,000        340,057
-----------------------------------------------------------------------------
NB Capital Trust II,
  Jr. Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities,
  7.83%, 12/15/26                                      455,000        349,192
=============================================================================
                                                                      976,961
=============================================================================


PAPER PRODUCTS-1.99%

Cellu Tissue Holdings, Inc.,
  Sec. Gtd. Global Notes,
  9.75%, 03/15/10                                      250,000        218,750
-----------------------------------------------------------------------------
Mercer International Inc.,
  Sr. Unsec. Global Notes,
  9.25%, 02/15/13                                      200,000        131,500
=============================================================================
                                                                      350,250
=============================================================================


PROPERTY & CASUALTY INSURANCE-0.87%

Chubb Corp.,
  Sr. Notes,
  5.75%, 05/15/18                                      100,000         82,377
-----------------------------------------------------------------------------
Travelers Cos. Inc. (The),
  Sr. Unsec. Notes,
  5.80%, 05/15/18                                       85,000         71,271
=============================================================================
                                                                      153,648
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM LIBOR ALPHA FUND

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------
PUBLISHING-0.54%

Dex Media West LLC/Dex Media Finance Co.,
  Series B, Sr. Unsec. Sub. Global Notes,
  9.88%, 08/15/13                                      250,000    $    95,000
=============================================================================


SEMICONDUCTORS-1.79%

Viasystems Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.50%, 01/15/11                                     400,000        316,000
=============================================================================


SPECIALIZED FINANCE-1.12%

CIT Group Inc.,
  Sr. Unsec. Unsub. Medium-Term Notes,
  5.00%, 11/24/08                                      200,000        197,256
=============================================================================


TRUCKING-2.10%

Roadway Corp.,
  Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08                                      370,000        370,205
=============================================================================
     Total Bonds & Notes (Cost $8,635,479)                          6,965,156
=============================================================================



COMMERCIAL PAPER-6.52%

ELECTRIC UTILITIES-1.42%

Progress Energy Inc.
  6.50%, 11/10/08(c)(d)                                250,000        249,594
=============================================================================


FOOD RETAIL-1.42%

Safeway Inc.
  5.45%, 11/04/08(c)(d)                                250,000        249,886
=============================================================================


HOUSEHOLD APPLIANCES-1.42%

Whirlpool Corp.
  6.45%, 11/17/08(c)(d)                                250,000        249,283
=============================================================================


OIL & GAS DRILLING-1.41%

Transocean Inc.
  6.15%, 11/24/08(c)(d)                                250,000        249,018
=============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-0.85%

Virginia Electric & Power Co.
  6.06%, 11/05/08                                      150,000        149,899
=============================================================================
     Total Commercial Paper (Cost $1,147,680)                       1,147,680
=============================================================================



U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES-5.18%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-4.14%

Floating Rate Pass Through Ctfs.
  6.53%, 07/01/36(b)                                   711,508        728,714
=============================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-1.04%

Floating Rate Pass Through Ctfs.
  6.11%, 11/01/32(b)                                   183,197        183,291
=============================================================================
     Total U.S. Government Mortgage-Backed
       Securities (Cost $906,396)                                     912,005
=============================================================================



U.S. GOVERNMENT AGENCY SECURITIES-0.88%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-0.77%

Sr. Unsec. Disc. Notes,
  3.83%, 11/14/08(d)(e)                                110,000        109,909
-----------------------------------------------------------------------------
  2.28%, 11/20/08(d)(e)                                 25,000         24,970
=============================================================================
                                                                      134,879
=============================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-0.11%

Sr. Unsec. Disc. Notes,
  2.00%, 11/24/08(d)(e)                                 20,000         19,974
=============================================================================
     Total U.S. Government Agency Securities (Cost
       $154,853)                                                      154,853
=============================================================================
TOTAL INVESTMENTS-95.60% (Cost $19,501,725)                        16,838,948
=============================================================================
OTHER ASSETS LESS LIABILITIES-4.40%                                   775,039
=============================================================================
NET ASSETS-100.00%                                                $17,613,987
_____________________________________________________________________________
=============================================================================



Investment Abbreviations:


Ctfs.   - Certificates
Disc.   - Discounted
Gtd.    - Guaranteed
Jr.     - Junior
Pfd.    - Preferred
REMICS  - Real Estate Mortgage Investment Conduits
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2008.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $2,541,933, which represented 14.43% of the Fund's Net Assets.
(d) Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 7.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM LIBOR ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost $19,501,725)   $16,838,948
------------------------------------------------------
Cash                                           230,168
------------------------------------------------------
Foreign currencies, at value (Cost $324)           235
------------------------------------------------------
Receivables for:
  Investments sold                           1,183,379
------------------------------------------------------
  Variation margin                              18,355
------------------------------------------------------
  Fund shares sold                                 290
------------------------------------------------------
  Dividends and Interest                       236,226
------------------------------------------------------
  Fund expenses absorbed                        12,653
------------------------------------------------------
  Principal paydowns                            12,084
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              4,269
------------------------------------------------------
Premiums paid on swap agreements                51,679
------------------------------------------------------
Other assets                                    19,757
======================================================
     Total assets                           18,608,043
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                        788,626
------------------------------------------------------
  Fund shares reacquired                        18,281
------------------------------------------------------
Accrued fees to affiliates                      12,678
------------------------------------------------------
Accrued other operating expenses                70,546
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               5,516
------------------------------------------------------
Unrealized depreciation on swap
  agreements                                    98,409
======================================================
     Total liabilities                         994,056
======================================================
Net assets applicable to shares
  outstanding                              $17,613,987
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $22,451,307
------------------------------------------------------
Undistributed net investment income            110,501
------------------------------------------------------
Undistributed net realized gain (loss)      (2,232,664)
------------------------------------------------------
Unrealized appreciation (depreciation)      (2,715,157)
======================================================
                                           $17,613,987
______________________________________________________
======================================================



NET ASSETS:

Class A                                    $10,679,607
______________________________________________________
======================================================
Class C                                    $ 6,588,038
______________________________________________________
======================================================
Class R                                    $    19,514
______________________________________________________
======================================================
Class Y                                    $   316,734
______________________________________________________
======================================================
Institutional Class                        $    10,094
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      1,270,135
______________________________________________________
======================================================
Class C                                        783,312
______________________________________________________
======================================================
Class R                                          2,321
______________________________________________________
======================================================
Class Y                                         37,646
______________________________________________________
======================================================
Institutional Class                              1,200
______________________________________________________
======================================================
Class A:
  Net asset value per share                $      8.41
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.41 divided
     by 97.50%)                            $      8.63
______________________________________________________
======================================================
Class C:
  Net asset value and offering price per
     share                                 $      8.41
______________________________________________________
======================================================
Class R:
  Net asset value and offering price per
     share                                 $      8.41
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price per
     share                                 $      8.41
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price per
     share                                 $      8.41
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM LIBOR ALPHA FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Interest                                                                             $ 1,634,582
------------------------------------------------------------------------------------------------
Dividends                                                                                 61,622
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                              32,626
================================================================================================
     Total investment income                                                           1,728,830
================================================================================================


EXPENSES:

Advisory fees                                                                            126,973
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            15,864
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 42,712
------------------------------------------------------------------------------------------------
  Class C                                                                                110,320
------------------------------------------------------------------------------------------------
  Class R                                                                                     98
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, C, R and Y                                                      32,658
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                          18
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 16,131
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              45,197
------------------------------------------------------------------------------------------------
Professional services fees                                                                59,675
------------------------------------------------------------------------------------------------
Other                                                                                     42,321
================================================================================================
     Total expenses                                                                      541,967
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (276,083)
================================================================================================
     Net expenses                                                                        265,884
================================================================================================
Net investment income                                                                  1,462,946
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(1,410))                                                          (1,241,247)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                        (489)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            (131,680)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (137,615)
------------------------------------------------------------------------------------------------
  Swap agreements                                                                       (134,138)
================================================================================================
                                                                                      (1,645,169)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               (2,278,221)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                        (363)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                              92,877
------------------------------------------------------------------------------------------------
  Futures contracts                                                                       99,857
------------------------------------------------------------------------------------------------
  Swap agreements                                                                        (17,426)
================================================================================================
                                                                                      (2,103,276)
================================================================================================
Net realized and unrealized gain (loss)                                               (3,748,445)
================================================================================================
Net increase (decrease) in net assets resulting from operations                      $(2,285,499)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM LIBOR ALPHA FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $  1,462,946    $ 2,373,236
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (1,645,169)       638,338
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                         (2,103,276)      (811,220)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations           (2,285,499)     2,200,354
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (1,273,883)    (1,526,075)
--------------------------------------------------------------------------------------------------------
  Class C                                                                        (801,361)      (826,199)
--------------------------------------------------------------------------------------------------------
  Class R                                                                          (1,391)       (21,819)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                          (1,797)            --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                              (4,336)       (26,416)
========================================================================================================
     Total distributions from net investment income                            (2,082,768)    (2,400,509)
========================================================================================================
Share transactions-net:
  Class A                                                                     (14,215,379)    (5,262,874)
--------------------------------------------------------------------------------------------------------
  Class C                                                                      (7,895,573)    (1,420,351)
--------------------------------------------------------------------------------------------------------
  Class R                                                                           3,022       (762,826)
--------------------------------------------------------------------------------------------------------
  Class Y                                                                         327,128             --
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (43,853)      (763,354)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (21,824,655)    (8,209,405)
========================================================================================================
     Net increase (decrease) in net assets                                    (26,192,922)    (8,409,560)
========================================================================================================


NET ASSETS:

  Beginning of year                                                            43,806,909     52,216,469
========================================================================================================
  End of year (includes undistributed net investment income of $110,501
     and $442,520, respectively)                                             $ 17,613,987    $43,806,909
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM LIBOR ALPHA FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM LIBOR Alpha Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is to provide total return.

  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date.

15        AIM LIBOR ALPHA FUND

      Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are generally declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in

16        AIM LIBOR ALPHA FUND
      order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying an upfront payment and/or a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive an upfront payment and/or a fixed payment over the life of the agreement. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                             0.45%
-------------------------------------------------------------------
Next $4 billion                                              0.425%
-------------------------------------------------------------------
Over $5 billion                                              0.40%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Institutional (N.A), Inc., the Advisor paid Invesco Institutional (N.A), Inc. 40% of the amount of the Advisor's compensation on sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.85%, 1.10% (after distribution fee waivers), 1.10%, 0.60% and 0.60% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees

17        AIM LIBOR ALPHA FUND
and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees and reimbursed expenses of $174,121 and reimbursed class level expenses of $19,506, $12,596, $22, $23 and $18 for Class A, Class C, Class R, Class Y and Institutional Class shares in proportion to the relative net assets of such classes.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $113.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IADI has contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares through at least June 30, 2009. 12b-1fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. Fees incurred after fee waivers for Class C shares were $55,160

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $1,831 in front-end sales commissions from the sale of Class A shares and $9,779 and $87 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $530,093 and securities sales of $4,533,612, which resulted in net realized gains (losses) of $(1,410).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $14,524.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

18        AIM LIBOR ALPHA FUND

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $2,821 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 7--FUTURES CONTRACTS AT PERIOD-END


                                                  OPEN FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                       NUMBER OF           MONTH/                           APPRECIATION
CONTRACT                                               CONTRACTS         COMMITMENT           VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Australian Treasury 3 Year Bonds                           15         December-08/Long     $ 1,038,337        $ (7,986)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                  4         December-08/Long         453,031           3,365
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                 7         December-08/Long         791,547         (23,140)
-------------------------------------------------------------------------------------------------------------------------
  Subtotal                                                                                 $ 2,282,915        $(27,761)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds                                   19        December-08/Short      (2,149,375)         73,879
-------------------------------------------------------------------------------------------------------------------------
     Total                                                                                 $   133,540        $ 46,118
_________________________________________________________________________________________________________________________
=========================================================================================================================



NOTE 8--CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END


                                             OPEN CREDIT DEFAULT SWAP AGREEMENTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   NOTIONAL      UNREALIZED
                                                       BUY/SELL     (PAY)/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                     REFERENCE ENTITY     PROTECTION      FIXED RATE        DATE         (000)     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.          AMBAC Financial            Buy           (5.00%)(a)    12/20/08      $  830        $(69,333)
                               Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch International    AMBAC Financial           Sell            6.75%        12/20/08         500          (9,430)
                               Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch International    Morgan Stanley            Sell            2.30%        12/20/08         325          (1,847)
-----------------------------------------------------------------------------------------------------------------------------
UBS AG                         AMBAC Financial           Sell           11.00%        12/20/08         435          (5,551)
                               Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------
UBS AG                         CDX North America         Sell            1.50%(b)     12/20/13       1,000           7,364
                               Investment Grade
                               High Volatility
                               Index
-----------------------------------------------------------------------------------------------------------------------------
UBS AG                         IStar Financial Inc.      Sell            5.00%(c)     03/20/09         155         (15,410)
-----------------------------------------------------------------------------------------------------------------------------
UBS AG                         MBIA Inc.                 Sell            7.10%        12/20/08         450          (4,545)
-----------------------------------------------------------------------------------------------------------------------------
UBS AG                         Pulte Homes, Inc.         Sell            4.20%        12/20/08       1,000             343
=============================================================================================================================
     Total Credit Default                                                                           $4,695        $(98,409)
       Swap Agreements
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a)  Unamortized discount at period-end of $87,064.
(b)  Unamortized premium at period-end of $30,599.
(c)  Unamortized premium at period-end of $4,786.


19        AIM LIBOR ALPHA FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                       $2,082,768     $2,400,509
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $   117,685
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (2,662,777)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                        (106,485)
-----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (7,184)
-----------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (2,178,559)
-----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        22,451,307
===============================================================================================
Total net assets                                                                    $17,613,987
_______________________________________________________________________________________________
===============================================================================================




  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2014                                                                    $  358,143
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                     1,820,416
===============================================================================================
Total capital loss carryforward                                                     $2,178,559
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $30,269,243 and $54,791,287, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $    33,382
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (2,696,159)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                  $(2,662,777)
________________________________________________________________________________________________
================================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of credit default swaps, foreign currency transactions, paydowns on mortgage-backed securities and net operating losses, on October 31, 2008, undistributed net investment income was increased by $287,803, undistributed net realized gain (loss) was decreased by $283,084 and shares of beneficial interest decreased by $4,719. This reclassification had no effect on the net assets of the Fund.


20        AIM LIBOR ALPHA FUND

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                             -----------------------------------------------------------
                                                                      YEAR ENDED                      YEAR ENDED
                                                                     OCTOBER 31,                     OCTOBER 31,
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       496,602     $  4,640,781      1,551,792     $ 15,443,481
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       153,241        1,429,066      1,090,240       10,867,889
------------------------------------------------------------------------------------------------------------------------
  Class R                                                           181            1,631             --               --
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     46,826          406,922             --               --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       119,025        1,100,413        127,364        1,282,136
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        76,136          704,488         72,242          718,250
------------------------------------------------------------------------------------------------------------------------
  Class R                                                           151            1,391          2,191           21,818
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                        209            1,797             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               470            4,336          2,653           26,416
========================================================================================================================
Reacquired:
  Class A(b)                                                 (2,143,337)     (19,956,573)    (2,208,829)     (21,988,491)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,083,682)     (10,029,127)    (1,305,363)     (13,006,490)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                            --               --        (77,955)        (784,644)
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (9,389)         (81,591)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (5,550)         (48,189)       (78,451)        (789,770)
========================================================================================================================
Net increase (decrease) share activity                       (2,349,117)    $(21,824,655)      (824,116)    $ (8,209,405)
________________________________________________________________________________________________________________________
========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES        AMOUNT
     ---------------------------------------------------------------------------------------------------
     Class Y                                                                      45,676      $  396,921
     ===================================================================================================
     Class A                                                                     (45,676)      ($396,921)
     ___________________________________________________________________________________________________
     ===================================================================================================



NOTE 13--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


21        AIM LIBOR ALPHA FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                       NET ASSET                          (LOSSES)
                         VALUE,                     ON SECURITIES (BOTH  TOTAL FROM
                       BEGINNING   NET INVESTMENT       REALIZED AND     INVESTMENT  DIVIDENDS FROM NET  NET ASSET VALUE,
                       OF PERIOD  INCOME (LOSS)(A)      UNREALIZED)      OPERATIONS   INVESTMENT INCOME    END OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08      $ 9.86         $0.49              $(1.25)         $(0.76)         $(0.69)             $8.41
Year ended 10/31/07        9.91          0.48               (0.04)           0.44           (0.49)              9.86
Year ended
  10/31/06(e)             10.00          0.26               (0.08)           0.18           (0.27)              9.91
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08        9.86          0.46               (1.25)          (0.79)          (0.66)              8.41
Year ended 10/31/07        9.91          0.46               (0.04)           0.42           (0.47)              9.86
Year ended
  10/31/06(e)             10.00          0.25               (0.09)           0.16           (0.25)              9.91
-------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08        9.86          0.46               (1.25)          (0.79)          (0.66)              8.41
Year ended 10/31/07        9.91          0.46               (0.04)           0.42           (0.47)              9.86
Year ended
  10/31/06(e)             10.00          0.25               (0.09)           0.16           (0.25)              9.91
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)              8.69          0.04               (0.27)          (0.23)          (0.05)              8.41
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08        9.86          0.51               (1.26)          (0.75)          (0.70)              8.41
Year ended 10/31/07        9.91          0.51               (0.04)           0.47           (0.52)              9.86
Year ended
  10/31/06(e)             10.00          0.28               (0.09)           0.19           (0.28)              9.91
_________________________________________________________________________________________________________________________
=========================================================================================================================

                                                      RATIO OF EXPENSES   RATIO OF EXPENSES  RATIO OF NET
                                                        TO AVERAGE NET     TO AVERAGE NET     INVESTMENT
                                  NET ASSETS, END OF   ASSETS WITH FEE   ASSETS WITHOUT FEE     INCOME
                         TOTAL       PERIOD (000S       WAIVERS AND/OR     WAIVERS AND/OR     TO AVERAGE    PORTFOLIO
                       RETURN(B)       OMITTED)       EXPENSES ABSORBED   EXPENSES ABSORBED   NET ASSETS   TURNOVER(C)
----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08      (8.13)%        $10,680              0.90%(d)           1.63%(d)         5.23%(d)      116%
Year ended 10/31/07       4.52           27,579              0.85               1.36             4.85          218
Year ended
  10/31/06(e)             1.82           32,980              0.87(f)            1.66(f)          4.49(f)       134
----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08      (8.36)           6,588              1.15(d)            2.38(d)          4.98(d)       116
Year ended 10/31/07       4.27           16,147              1.10               2.11             4.60          218
Year ended
  10/31/06(e)             1.67           17,653              1.12(f)            2.41(f)          4.24(f)       134
----------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08      (8.36)              20              1.15(d)            1.88(d)          4.98(d)       116
Year ended 10/31/07       4.26               20              1.10               1.61             4.60          218
Year ended
  10/31/06(e)             1.67              771              1.12(f)            1.91(f)          4.24(f)       134
----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)            (2.68)             317              0.66(d)(f)         2.24(d)(f)       5.47(d)(f)    116
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08      (7.90)              10              0.65(d)            1.30(d)          5.48(d)       116
Year ended 10/31/07       4.79               62              0.60               1.02             5.10          218
Year ended
  10/31/06(e)             1.97              813              0.61(f)            1.34(f)          4.75(f)       134
______________________________________________________________________________________________________________________
======================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $17,085, $11,032, $20, $326 and $57 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e) Class A, Class C and Institutional Class shares commenced on March 31, 2006. Class Y shares commenced on October 3, 2008.
(f)  Annualized.


22        AIM LIBOR ALPHA FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



23        AIM LIBOR ALPHA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM LIBOR Alpha Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM LIBOR Alpha Fund, (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




24        AIM LIBOR ALPHA FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $945.70        $4.50       $1,020.51       $4.67        0.92%
---------------------------------------------------------------------------------------------------
        C            1,000.00        944.50         5.72        1,019.25        5.94        1.17
---------------------------------------------------------------------------------------------------
        R            1,000.00        944.60         5.72        1,019.25        5.94        1.17
---------------------------------------------------------------------------------------------------
        Y            1,000.00        973.20         0.52        1,021.82        3.35        0.66
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


25        AIM LIBOR ALPHA FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Investment Funds is required under the       comparative performance and fee data         weight to the various factors. The
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       Trustees recognized that the advisory
annually the renewal of the AIM LIBOR        independent company, Lipper, Inc.            arrangements and resulting advisory fees
Alpha Fund's (the Fund) investment           (Lipper), under the direction and            for the Fund and the other AIM Funds are
advisory agreement with Invesco Aim          supervision of the independent Senior        the result of years of review and
Advisors, Inc. (Invesco Aim). During         Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each   The discussion below serves as a summary
   The independent Trustees met separately   AIM Fund's investment advisory agreement     of the Senior Officer's independent
during their evaluation of the Fund's        and sub-advisory agreements for another      written evaluation with respect to the
investment advisory agreement with           year.                                        Fund's investment advisory agreement as
independent legal counsel from whom they                                                  well as a discussion of the material
received independent legal advice, and the      The independent Trustees are assisted     factors and related conclusions that
independent Trustees also received           in their annual evaluation of the Fund's     formed the basis for the Board's approval
assistance during their deliberations from   investment advisory agreement by the         of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
The Board's Investments Committee has        reasonable. Accordingly, the Senior          limitations and/or fee waivers.
established three Sub-Committees that are    Officer must either supervise a
responsible for overseeing the management    competitive bidding process or prepare an    I. Investment Advisory Agreement
of a number of the series portfolios of      independent written evaluation. The Senior
the AIM Funds. This Sub-Committee            Officer has recommended that an                 A. Nature, Extent and Quality of
structure permits the Trustees to focus on   independent written evaluation be provided         Services Provided by Invesco Aim
the performance of the AIM Funds that have   and, at the direction of the Board, has
been assigned to them. The Sub-Committees    prepared an independent written              The Board reviewed the advisory services
meet throughout the year to review the       evaluation.                                  provided to the Fund by Invesco Aim under
performance of their assigned funds, and                                                  the Fund's investment advisory agreement,
the Sub-Committees review monthly and           During the annual contract renewal        the performance of Invesco Aim in
quarterly comparative performance            process, the Board considered the factors    providing these services, and the
information and periodic asset flow data     discussed below under the heading "Factors   credentials and experience of the officers
for their assigned funds. These materials    and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
are prepared under the direction and         Written Fee Evaluation" in evaluating the    these services. The Board's review of the
supervision of the independent Senior        fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   investment advisory agreement and            these services included the Board's
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
managers for their assigned funds and        renewal meetings and at their meetings       and product review process, various back
other members of management and review       throughout the year as part of their         office support functions provided by
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
investment objective(s), policies,           investment advisory agreement and            Invesco Aim's equity and fixed income
strategies and limitations of these funds.   sub-advisory agreements were considered      trading operations. The Board concluded
                                             separately, although the Board also          that the nature, extent and quality of the
   In addition to their meetings             considered the common interests of all of    advisory services provided to the Fund by
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meet at designated contract renewal          Board considered all of the information      Invesco Aim currently is providing
meetings each year to conduct an in-depth    provided to them and did not identify any    satisfactory advisory services in
review of the performance, fees and          particular factor that was controlling.      accordance with the terms of the Fund's
expenses of their assigned funds. During     Each Trustee may have evaluated the          investment advisory agreement. In
the contract                                 information provided differently             addition, based on their ongoing meetings
                                                                                          throughout the year with the Fund's
                                                                                          portfolio manager or

                                                                                                                           continued


26              AIM LIBOR ALPHA FUND

managers, the Board concluded that these     Invesco Aim provides to the AIM Funds. The   end of the past calendar year and the way
individuals are competent and able to        Board concluded that Invesco Aim continues   in which the breakpoints have been
continue to carry out their                  to be responsive to the Board's focus on     structured, the Fund has yet to benefit
responsibilities under the Fund's            fund performance.                            from the breakpoints. Based on this
investment advisory agreement.                                                            information, the Board concluded that the
                                                C. Advisory Fees and Fee Waivers          Fund's advisory fees would reflect
   In determining whether to continue the                                                 economies of scale at higher asset levels.
Fund's investment advisory agreement, the    The Board compared the Fund's contractual    The Board also noted that the Fund shares
Board considered the prior relationship      advisory fee rate to the contractual         directly in economies of scale through
between Invesco Aim and the Fund, as well    advisory fee rates of funds in the Fund's    lower fees charged by third party service
as the Board's knowledge of Invesco Aim's    Lipper expense group that are not managed    providers based on the combined size of
operations, and concluded that it was        by Invesco Aim, at a common asset level      all of the AIM Funds and affiliates.
beneficial to maintain the current           and as of the end of the past calendar
relationship, in part, because of such       year. The Board noted that the Fund's           E. Profitability and Financial
knowledge. The Board also considered the     contractual advisory fee rate was below            Resources of Invesco Aim
steps that Invesco Aim and its affiliates    the median contractual advisory fee rate
have taken over the last several years to    of funds in its expense group. The Board     The Board reviewed information from
improve the quality and efficiency of the    also reviewed the methodology used by        Invesco Aim concerning the costs of the
services they provide to the AIM Funds in    Lipper in determining contractual fee        advisory and other services that Invesco
the areas of investment performance,         rates.                                       Aim and its affiliates provide to the Fund
product line diversification,                                                             and the profitability of Invesco Aim and
distribution, fund operations, shareholder      The Board also compared the Fund's        its affiliates in providing these
services and compliance. The Board           effective fee rate (the advisory fee after   services. The Board also reviewed
concluded that the quality and efficiency    any advisory fee waivers and before any      information concerning the financial
of the services Invesco Aim and its          expense limitations/waivers) to the          condition of Invesco Aim and its
affiliates provide to the AIM Funds in       advisory fee rates of other clients of       affiliates. The Board also reviewed with
each of these areas have generally           Invesco Aim and its affiliates with          Invesco Aim the methodology used to
improved, and support the Board's approval   investment strategies comparable to those    prepare the profitability information. The
of the continuance of the Fund's             of the Fund, including one mutual fund       Board considered the overall profitability
investment advisory agreement.               advised by Invesco Aim. The Board noted      of Invesco Aim, as well as the
                                             that the Fund's rate was above the rate      profitability of Invesco Aim in connection
   B. Fund Performance                       for other mutual.                            with managing the Fund. The Board noted
                                                                                          that Invesco Aim continues to operate at a
The Board noted that the Fund recently          The Board noted that Invesco Aim has      net profit, although increased expenses in
began operations and that only one           contractually agreed to waive fees and/or    recent years have reduced the
calendar year of comparative performance     limit expenses of the Fund through at        profitability of Invesco Aim and its
data was available. The Board compared the   least June 30, 2009 in an amount necessary   affiliates. The Board concluded that the
Fund's performance during the past           to limit total annual operating expenses     Fund's fees were fair and reasonable, and
calendar year to the performance of funds    to a specified percentage of average daily   that the level of profits realized by
in the Fund's performance group that are     net assets for each class of the Fund. The   Invesco Aim and its affiliates from
not managed by Invesco Aim, and against      Board considered the contractual nature of   providing services to the Fund was not
the performance of all funds in the Lipper   this fee waiver and noted that it remains    excessive in light of the nature, quality
Short Investment Grade Debt Funds Index.     in effect until at least June 30, 2009.      and extent of the services provided. The
The Board also reviewed the criteria used    The Board also considered the effect this    Board considered whether Invesco Aim is
by Invesco Aim to identify the funds in      expense limitation would have on the         financially sound and has the resources
the Fund's performance group for inclusion   Fund's estimated total expenses.             necessary to perform its obligations under
in the Lipper reports. The Board noted                                                    the Fund's investment advisory agreement,
that the Fund's performance was in the          After taking account of the Fund's        and concluded that Invesco Aim has the
fifth quintile of its performance group      contractual advisory fee rate, as well as    financial resources necessary to fulfill
for the one year period (the first           the comparative advisory fee information     these obligations.
quintile being the best performing funds     and the expense limitation discussed
and the fifth quintile being the worst       above, the Board concluded that the Fund's      F. Independent Written Evaluation of
performing funds). The Board noted that      advisory fees were fair and reasonable.            the Fund's Senior Officer
the Fund's performance was below the
performance of the Index for the one year       D. Economies of Scale and Breakpoints     The Board noted that, at their direction,
period. The Board noted that Invesco Aim                                                  the Senior Officer of the Fund, who is
made changes to the Fund's portfolio         The Board considered the extent to which     independent of Invesco Aim and Invesco
management team in 2007 and revised the      there are economies of scale in Invesco      Aim's affiliates, had prepared an
Fund's investment targets to be more         Aim's provision of advisory services to      independent written evaluation to assist
conservative, and Invesco Aim will           the Fund. The Board also considered          the Board in determining the
continue to monitor the Fund closely. The    whether the Fund benefits from such          reasonableness of the proposed management
Board also considered the steps Invesco      economies of scale through contractual       fees of the AIM Funds, including the Fund.
Aim has taken over the last several years    breakpoints in the Fund's advisory fee       The Board noted that they had relied upon
to improve the quality and efficiency of     schedule or through advisory fee waivers     the Senior Officer's written evaluation
the services that                            or expense limitations. The Board noted      instead of a competitive bidding process.
                                             that the Fund's contractual advisory fee     In determining whether to continue the
                                             schedule includes two breakpoints but        Fund's investment advisory agreement,
                                             that, due to the Fund's asset level at the

                                                                                                                           continued


27              AIM LIBOR ALPHA FUND

the Board considered the Senior Officer's    least June 30, 2009, the advisory fees       Fund's assets. The Board noted that the
written evaluation.                          payable by the Fund in an amount equal to    Fund recently began operations and that
                                             100% of the net advisory fees Invesco Aim    only one calendar year of comparative
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market    performance data was available. The Board
      and its Affiliates                     funds with respect to the Fund's             compared the Fund's performance during the
                                             investment of uninvested cash, but not       past calendar year to the performance of
The Board considered various other           cash collateral. The Board considered the    funds in the Fund's performance group that
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    are not managed by Invesco Aim, and
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     against the performance of all funds in
relationship with the Fund, including the    least June 30, 2009. The Board concluded     the Lipper Short Investment Grade Debt
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Funds Index. The Board also reviewed the
affiliates for their provision of            cash and cash collateral from any            criteria used by Invesco Aim to identify
administrative, transfer agency and          securities lending arrangements in the       the funds in the Fund's performance group
distribution services to the Fund. The       affiliated money market funds is in the      for inclusion in the Lipper reports. The
Board considered the performance of          best interests of the Fund and its           Board noted that the Fund's performance
Invesco Aim and its affiliates in            shareholders.                                was in the fifth quintile of its
providing these services and the                                                          performance group for the one year period
organizational structure employed by         II. Sub-Advisory Agreements                  (the first quintile being the best
Invesco Aim and its affiliates to provide                                                 performing funds and the fifth quintile
these services. The Board also considered       A. Nature, Extent and Quality of          being the worst performing funds). The
that these services are provided to the            Services Provided by Affiliated        Board noted that the Fund's performance
Fund pursuant to written contracts which           Sub-Advisors                           was below the performance of the Index for
are reviewed and approved on an annual                                                    the one year period. The Board also
basis by the Board. The Board concluded      The Board reviewed the services to be        considered the steps Invesco Aim has taken
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    over the last several years to improve the
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          quality and efficiency of the services
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco    that Invesco Aim provides to the AIM
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco    Funds. The Board concluded that Invesco
continue to provide these services to the    Australia Limited, Invesco Global Asset      Aim continues to be responsive to the
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong   Board's focus on fund performance.
                                             Limited, Invesco Institutional (N.A.),
   The Board considered the benefits         Inc. and Invesco Senior Secured                 C. Sub-Advisory Fees
realized by Invesco Aim as a result of       Management, Inc. (collectively, the
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         The Board considered the services to be
through "soft dollar" arrangements. Under    sub-advisory agreements and the              provided by the Affiliated Sub-Advisers
these arrangements, portfolio brokerage      credentials and experience of the officers   pursuant to the sub-advisory agreements
commissions paid by the Fund and/or other    and employees of the Affiliated              and the services to be provided by Invesco
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          Aim pursuant to the Fund's investment
pay for research and execution services.     services. The Board concluded that the       advisory agreement, as well as the
The Board noted that soft dollar             nature, extent and quality of the services   allocation of fees between Invesco Aim and
arrangements shift the payment obligation    to be provided by the Affiliated             the Affiliated Sub-Advisers pursuant to
for the research and execution services      Sub-Advisers were appropriate. The Board     the sub-advisory agreements. The Board
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,      noted that the sub-advisory fees have no
therefore may reduce Invesco Aim's           which have offices and personnel that are    direct effect on the Fund or its
expenses. The Board also noted that          geographically dispersed in financial        shareholders, as they are paid by Invesco
research obtained through soft dollar        centers around the world, have been formed   Aim to the Affiliated Sub-Advisers, and
arrangements may be used by Invesco Aim in   in part for the purpose of researching and   that Invesco Aim and the Affiliated
making investment decisions for the Fund     compiling information and making             Sub-Advisers are affiliates. After taking
and may therefore benefit Fund               recommendations on the markets and           account of the Fund's contractual
shareholders. The Board concluded that       economies of various countries and           sub-advisory fee rate, as well as other
Invesco Aim's soft dollar arrangements       securities of companies located in such      relevant factors, the Board concluded that
were appropriate. The Board also concluded   countries or on various types of             the Fund's sub-advisory fees were fair and
that, based on their review and              investments and investment techniques, and   reasonable.
representations made by Invesco Aim, these   providing investment advisory services.
arrangements were consistent with            The Board concluded that the sub-advisory       D. Financial Resources of the
regulatory requirements.                     agreements will benefit the Fund and its           Affiliated Sub-Advisers
                                             shareholders by permitting Invesco Aim to
   The Board considered the fact that the    utilize the additional resources and         The Board considered whether each
Fund's uninvested cash and cash collateral   talent of the Affiliated Sub-Advisers in     Affiliated Sub-Adviser is financially
from any securities lending arrangements     managing the Fund.                           sound and has the resources necessary to
may be invested in money market funds                                                     perform its obligations under its
advised by Invesco Aim pursuant to              B. Fund Performance                       respective sub-advisory agreement, and
procedures approved by the Board. The                                                     concluded that each Affiliated Sub-Adviser
Board noted that Invesco Aim will receive    The Board did view Fund performance as a     has the financial resources necessary to
advisory fees from these affiliated money    relevant factor in considering whether to    fulfill these obligations.
market funds attributable to such            approve the sub-advisory agreements for
investments, although Invesco Aim has        the Fund, as one of the Affiliated
contractually agreed to waive through at     Sub-Advisers currently manages the


28              AIM LIBOR ALPHA FUND

TAX INFORMATION

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.99%, 99.79%, 98.07%, and 99.97%, respectively.


29        AIM LIBOR ALPHA FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




30        AIM LIBOR ALPHA FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






31        AIM LIBOR ALPHA FUND

Supplement to Annual Report dated 10/31/08

AIM LIBOR ALPHA FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 10/31/08                   not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (3/31/06)                 -0.62%   those shown. All returns assume
shareholders with a performance overview      1 Year                             -7.90    reinvestment of distributions at NAV.
specific to their holdings. Institutional    ==========================================   Investment return and principal value will
Class shares are offered exclusively to                                                   fluctuate so your shares, when redeemed,
institutional investors, including defined   ==========================================   may be worth more or less than their
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 original cost. See full report for
criteria.                                    For periods ended 9/30/08, most recent       information on comparative benchmarks.
                                             calendar quarter-end                         Please consult your Fund prospectus for
                                                                                          more information. For the most current
                                             Inception (3/31/06)                  0.45%   month-end performance, please call 800 451
                                              1 Year                             -5.08    4246 or visit invescoaim.com.
                                             ==========================================
                                                                                          (1) Total annual operating expenses less
                                             Institutional Class shares have no sales         any contractual fee waivers and/or
                                             charge; therefore, performance is at net         expense reimbursements by the advisor
                                             asset value (NAV). Performance of                in effect through at least June 30,
                                             Institutional Class shares will differ           2009. See current prospectus for more
                                             from performance of other share classes          information.
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The net annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.61%.(1) The total annual Fund
                                             operating expense ratio set forth in the
                                             most recent Fund prospectus as of the date
                                             of this supplement for Institutional Class
                                             shares was 1.03%. The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

                                                Had the advisor not waived fees and/or
                                             reimbursed expenses, performance would
                                             have been lower.

==========================================
NASDAQ SYMBOL                        IAESX
==========================================

Information on your Fund's expenses is shown later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   LAL-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

Supplement to Annual Report dated 10/31/08

AIM LIBOR ALPHA FUND

Past performance cannot guarantee               The performance data shown in the
comparable future results.                   chart above is that of the Fund's
                                             institutional share class. The performance
   The data shown in the chart above         data shown in the chart in the annual
includes reinvested distributions and Fund   report is that of the Fund's Class A, C
expenses including management fees. Index    and R shares. The performance of the
results include reinvested dividends.        Fund's other share classes will differ
Performance of an index of funds reflects    primarily due to different sales charge
fund expenses and management fees;           structures and class expenses, and may be
performance of a market index does not.      greater than or less than the performance
Performance shown in the chart and           of the Fund's Institutional Class shares
table(s) does not reflect deduction of       shown in the chart above,
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   LAL-INS-1   Invesco Aim Distributors, Inc.                                                     -- SERVICE MARK --

==================================================================================================================================
                                                         [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - INSTITUTIONAL CLASS SHARES

Fund and index data from 3/31/06

              AIM LIBOR Alpha       Barclays Capital     U.S. Three-Month       Lipper Short
            Fund-Institutional    U.S. Aggregate Bond         LIBOR(1)         Investment Grade
  Date         Class Shares            Index(1)                              Debt Funds Index(1)
03/31/06          $10000                $ 10000               $10000                $10000
    4/06           10074                   9982                10038                 10031
    5/06           10068                   9971                10084                 10047
    6/06           10065                   9992                10128                 10063
    7/06           10105                  10127                10175                 10138
    8/06           10105                  10283                10222                 10212
    9/06           10136                  10373                10266                 10268
   10/06           10197                  10441                10314                 10314
   11/06           10280                  10563                10360                 10375
   12/06           10333                  10501                10404                 10382
    1/07           10388                  10497                10454                 10408
    2/07           10443                  10659                10497                 10494
    3/07           10506                  10659                10543                 10532
    4/07           10551                  10717                10591                 10573
    5/07           10628                  10635                10638                 10559
    6/07           10681                  10604                10683                 10587
    7/07           10629                  10692                10733                 10651
    8/07           10566                  10823                10781                 10664
    9/07           10654                  10906                10828                 10754
   10/07           10686                  11004                10879                 10778
   11/07           10457                  11201                10922                 10877
   12/07           10486                  11233                10969                 10880
    1/08           10377                  11422                11012                 11014
    2/08           10397                  11437                11039                 11033
    3/08           10339                  11476                11068                 10896
    4/08           10393                  11452                11092                 10896
    5/08           10542                  11368                11118                 10888
    6/08           10477                  11359                11144                 10867
    7/08           10491                  11350                11170                 10799
    8/08           10459                  11458                11195                 10836
    9/08           10112                  11304                11223                 10598
   10/08            9841                  11037                11261                 10392
==================================================================================================================================

(1)  Lipper Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $946.90        $3.28       $1,021.77       $3.40        0.67%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM LIBOR ALPHA FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
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Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
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o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                invescoaim.com   LAL-AR-1  Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM JAPAN FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve;

(2) Lipper Inc.


2               AIM JAPAN FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM JAPAN FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

For the fiscal year ended October 31, 2008, Class A shares of AIM Japan Fund, at net      Japanese equities declined sharply during
asset value (NAV), underperformed the Tokyo Stock Price Index, the MSCI EAFE Index and    the fiscal year along with most world
the Lipper Japan Fund Index.(triangle)(square)                                            markets, as a number of financial
                                                                                          institutions worldwide fell victim to the
   We attribute our relative underperformance to our cyclical bias during the period      broadening scope of the credit crisis.(1)
that was driven by our bottom-up stock selection process. The Fund's holdings in the
industrials and financials sectors detracted the most from performance. Select               The period was remarkable for the sharp
investments in consumer discretionary made positive contributions to overall Fund         increase in risk and volatility. Japan
returns.                                                                                  followed world stock markets lower on
                                                                                          increased concerns that the U.S. economy
   Your Fund's long-term performance appears later in this report.                        may be in a recession.(1) A rally in the
                                                                                          Japanese yen, along with the U.S. Federal
FUND VS. INDEXES                                                                          Reserve cutting its growth forecast for
                                                                                          the U.S. economy, had a negative impact on
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     export-related stocks. In addition,
not include applicable contingent deferred sales charges (CDSC) or front-end sales        further concerns over the world's
charges, which would have reduced performance.                                            financial system provided a headwind for
                                                                                          equities. Toward the end of the fiscal
Class A Shares                                                                  -48.29%   year, the Japanese equity market was
Class B Shares                                                                  -48.60    rocked by numerous negative issues
Class C Shares                                                                  -48.65    including a worldwide credit crunch,
Class Y Shares*                                                                 -48.19    declining global stock markets,
MSCI EAFE Index(triangle) (Broad Market Index)                                  -46.62    appreciation in the yen and mounting fears
Tokyo Stock Price Index(square) (Price Only) (Style-Specific Index)             -37.25    of a sharp downturn in corporate earnings.
Lipper Japan Funds Index(triangle) (Peer Group Index)                           -41.51
                                                                                             During the fiscal year, the Fund
(triangle)Lipper Inc.; (square)Invesco Aim, Bloomberg L.P.                                underper-formed its style-specific
                                                                                          benchmark. We attribute our
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     underperformance to our cyclical bias,
   of Fund performance.                                                                   which was driven by our bottom-up stock
=======================================================================================   selection process. In terms of specific
                                                                                          stocks, the Fund was hurt by stock
HOW WE INVEST                                The result of company research is            selection in the financials sector,
                                             reflected in our proprietary stock           including our holdings in MIZUHO FINANCIAL
We believe markets can often be              valuation system. We score a company         GROUP, SUMITOMO MITSUI FINANCIAL GROUP and
inefficient -- meaning that investors        relative to five select research factors     MITSUBISHI UFJ FINANCIAL.
frequently ignore information about          and compare the company score to its
companies, particularly if those companies   specific sector average. With this unique       Our exposure to industrials also
are in industries or sectors that happen     valuation system, we are able to account     detracted from Fund performance during the
to be out of favor. We believe that such     for earnings growth and valuation/ quality   period. Within this sector JAPAN STEEL
information is not always fully discounted   measures.                                    WORKS and MITSUI O.S.K. LINES were among
even after the market has recognized it.                                                  the largest detractors.
When selecting stocks for the Fund, we          We believe disciplined sell decisions
focus on companies with positive earnings    are a key determinant of successful
growth and attractive valuations.            investing. We consider selling a security
                                             for several reasons, including:
   Our team-managed investment process is
driven by bottom-up stock selection.         o  A stock reaches its target price.
Company research is conducted across
sectors with each Fund manager performing    o  A company's fundamentals deteriorate.
many company visits each year.
                                             o  A more attractive opportunity is
                                                identified.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
                                                                                           1. Toyota Motor Corp.                4.2%
Financials                           24.2%   1. Diversified Banks                 11.3%    2. Mitsubishi UFJ Financial
Consumer Discretionary               22.6    2. Pharmaceuticals                    7.2           Group, Inc.                    3.8
Industrials                          10.6    3. Apparel Retail                     4.9     3. Tokyo Electric Power Co., Inc.
Consumer Staples                      9.9    4. Consumer Finance                   4.9           (The)                          3.6
Health Care                           9.8    5. Household Products                 4.2     4. Nitori Co., Ltd.                  3.3
Information Technology                6.6    ==========================================    5. Sumitomo Mitsui Financial
Utilities                             4.9                                                        Group, Inc.                    3.2
Materials                             4.6                                                  6. NTT DoCoMo, Inc.                  3.0
Telecommunications Services           3.0                                                  7. Benesse Corp.                     3.0
Money Market Funds                           ==========================================    8. Hisamitsu Pharmaceutical Co.,
Plus Other Assets Less Liabilities    3.8    Total Net Assets             $4.6 million           Inc.                           2.9
==========================================                                                 9. Mizuho Financial Group, Inc.      2.9
                                             Total Number of Holdings*              56    10. ORIX Corp.                        2.8
                                             ==========================================   ==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM JAPAN FUND

   The largest contributors to Fund          outlook. We increased the weighting in                    KIYOHIDE NAGATA
performance were select holdings in the      more stable growth companies whose                        Chartered Financial Analyst,
consumer discretionary sector. FAST          earnings seemed to be relatively                [NAGATA   head of Japan Large Cap
RETAILING, SANKYO, which we sold, and        unaffected by the economic downturn.             PHOTO]   Equity with Invesco Asset
SHIMAMURA all posted double-digit gains                                                                Management (Japan) Limited,
during the fiscal year. In addition, our        We thank you for your investment in AIM   portfolio manager of AIM Japan Fund. He
relatively small cash position helped the    Japan Fund.                                  joined Invesco in 2003. Mr. Nagata is a
Fund's performance in a falling market                                                    Chartered Member of the Society Analysts
environment.                                 (1) Lipper Inc.                              Association of Japan.

   While the rising yen hurt Japanese        The views and opinions expressed in                       YASUHIRO SHIMBAYASHI
stock market performance overall, the        management's discussion of Fund                           Senior fund manager with
Fund's exposure to the appreciating          performance are those of Invesco Aim         [SHIMBAYASHI Invesco Asset Management
currency, compared with the U.S. dollar,     Advisors, Inc. These views and opinions          PHOTO]   (Japan) Limited, portfolio
contributed to the Fund's overall return.    are subject to change at any time based on                manager of AIM Japan Fund.
As we do not typically hedge currencies --   factors such as market and economic          Mr. Shimbayashi joined Invesco in 2004.
we instead buy stocks in their local         conditions. These views and opinions may     He is a Chartered Member of the Security
currency and then translate that value       not be relied upon as investment advice or   Analysts Association of Japan.
back into dollars for the Fund -- foreign    recommendations, or as an offer for a
currency appreciation helped the Fund's      particular security. The information is                   TOMOYUKI SHIOYA
relative performance.                        not a complete analysis of every aspect of                Fund manager with Invesco
                                             any market, country, industry, security or      [SHIOYA   Asset Management (Japan)
   Although the world's financial            the Fund. Statements of fact are from            PHOTO]   Limited, portfolio manager
authorities have taken aggressive measures   sources considered reliable, but Invesco                  of AIM Japan Fund. He joined
to help prevent a financial meltdown, the    Aim Advisors, Inc. makes no representation   Invesco in 2005. Mr. Shioya earned a B.A.
market turmoil has already worked its way    or warranty as to their completeness or      in economics from Waseda University. He is
into the real economy and brought about a    accuracy. Although historical performance    a Chartered Member of the Securities
negative wealth effect, in which people      is no guarantee of future results, these     Analysts Association of Japan.
react to the shrinking value of their nest   insights may help you understand our
eggs by tightening their purse strings.      investment management philosophy.                         TOMOMITSU YANABA
Corporations are also scaling down or                                                                  Fund manager with Invesco
postponing their originally projected        See important Fund and index disclosures        [YANABA   Asset Management (Japan)
capital spending due to increased            later in this report.                            PHOTO]   Limited, portfolio manager
uncertainties in their business outlook.                                                               of AIM Japan Fund. He
                                                                                          joined Invesco in 2004. Mr. Yanaba is a
   On the other hand, we think investor                                                   Chartered Member of the Securities
sentiment has already become too cautious                                                 Analysts Association of Japan.
and too pessimistic, contributing to
historic swings of volatility in October.
At the close of the fiscal year, we were
in the middle of interim results
announcement season in Japan and about 83%
of companies in terms of market
capitalization had provided earnings
reports. We saw downward revisions in
earnings, particularly in the second half
of the year, but stock prices did not
always react negatively in response to
such revisions. We believe this may mean
that the market, to a large extent, has
discounted such negative factors in
advance.

   Having said that, we were cautious
about the corporate earnings outlook
especially as the yen still appeared to be appreciating and the global economy continued to weaken. At the same time, we believed declining energy and material prices could help a wide range of Japanese companies.

   Given the uncertainty in the market and
our cautious outlook, we reduced the
weighting of cyclical stocks considering the decreased visibility of their earnings


5               AIM JAPAN FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            contingent deferred sales charges. Index
comparable future results.                   results include reinvested dividends, but
                                             they do not reflect sales charges.
   The data shown in the chart include       Performance of an index of funds reflects
reinvested distributions, applicable sales   fund expenses and management fees;
charges and Fund expenses including          performance of a market index does not.
management fees. Results for Class B         Performance shown in the chart and
shares are calculated as if a hypothetical   table(s) does not reflect deduction of
shareholder had liquidated his entire        taxes a shareholder would pay on Fund
investment in the Fund at the close of the   distributions or sale of Fund shares.
reporting period and paid the applicable


6               AIM JAPAN FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Fund and index data from 3/31/06

          AIM Japan Fund-   AIM Japan Fund-   AIM Japan Fund-                        Tokyo Stock Price    Lipper Japan
  Date     Class A Shares    Class B Shares    Class C Shares   MSCI EAFE Index(1)        Index(2)       Funds Index(1)

3/31/06        $9450             $10000            $10000             $10000               $10000            $10000
   4/06         9412               9950              9960              10478                10254             10095
   5/06         8836               9340              9340              10071                 9560              9317
   6/06         8562               9040              9041              10070                 9426              9109
   7/06         8222               8680              8681              10170                 9325              8759
   8/06         8402               8860              8851              10449                 9468              8947
   9/06         8335               8780              8781              10465                 9280              8901
  10/06         8344               8790              8791              10873                 9422              9010
  11/06         8373               8810              8811              11197                 9418              8953
  12/06         8543               8980              8981              11549                 9599              9141
   1/07         8533               8970              8971              11627                 9683              9207
   2/07         8826               9270              9271              11721                10066              9562
   3/07         8656               9090              9091              12020                 9909              9414
   4/07         8523               8950              8941              12554                 9658              9105
   5/07         8826               9250              9251              12774                 9800              9313
   6/07         8836               9260              9261              12789                 9791              9357
   7/07         8996               9420              9422              12601                 9730              9427
   8/07         8713               9121              9112              12404                 9433              9047
   9/07         8817               9221              9222              13068                 9575              9231
  10/07         8864               9261              9272              13581                 9563              9350
  11/07         8402               8781              8781              13135                 9394              9095
  12/07         7919               8271              8271              12839                 8895              8624
   1/08         7268               7581              7581              11653                 8600              8123
   2/08         7116               7421              7421              11820                 8640              8022
   3/08         7088               7391              7381              11695                 8259              7968
   4/08         7513               7831              7831              12330                 8851              8412
   5/08         7674               7991              7991              12450                 9073              8641
   6/08         7078               7361              7361              11432                 8453              8015
   7/08         6710               6970              6971              11065                 8209              7670
   8/08         6265               6510              6510              10617                 7843              7214
   9/08         5529               5740              5740               9082                 6963              6571
  10/08         4584               4617              4760               7249                 6000              5468
====================================================================================================================================

(1) Lipper Inc.

(2) Invesco Aim; Bloomberg L.P.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (3/31/06)                -26.04%   CLASS A SHARES
 1 Year                            -51.16    Inception (3/31/06)                -21.09%
CLASS B SHARES                                1 Year                            -40.73
Inception (3/31/06)                -25.83%   CLASS B SHARES
 1 Year                            -51.17    Inception (3/31/06)                -20.87%
CLASS C SHARES                                1 Year                            -40.86
Inception (3/31/06)                -24.95%   CLASS C SHARES
 1 Year                            -49.16    Inception (3/31/06)                -19.90%
CLASS Y SHARES                                1 Year                            -38.37
Inception                          -24.35%   ==========================================
 1 Year                            -48.19
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    WAS 4.56%, 5.31%, 5.31% AND 4.31%,
3, 2008; RETURNS SINCE THAT DATE ARE         RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
ACTUAL RETURNS. ALL OTHER RETURNS ARE        ABOVE MAY VARY FROM THE EXPENSE RATIOS
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      PRESENTED IN OTHER SECTIONS OF THIS REPORT
PERFORMANCE AND RESTATED CLASS A SHARE       THAT ARE BASED ON EXPENSES INCURRED DURING
PERFORMANCE (FOR PERIODS PRIOR TO THE        THE PERIOD COVERED BY THIS REPORT.
INCEPTION DATE OF CLASS Y SHARES) AT NET
ASSET VALUE. THE RESTATED CLASS A SHARE         CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     MAXIMUM 5.50% SALES CHARGE, AND CLASS B
APPLICABLE TO CLASS A SHARES AS WELL AS      AND CLASS C SHARE PERFORMANCE REFLECTS THE
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    APPLICABLE CONTINGENT DEFERRED SALES
RECEIVED BY CLASS A SHARES. CLASS A SHARES   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
INCEPTION DATE IS MARCH 31, 2006.            CDSC ON CLASS B SHARES DECLINES FROM 5%
                                             BEGINNING AT THE TIME OF PURCHASE TO 0% AT
   THE PERFORMANCE DATA QUOTED REPRESENT     THE BEGINNING OF THE SEVENTH YEAR. THE
PAST PERFORMANCE AND CANNOT GUARANTEE        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
COMPARABLE FUTURE RESULTS; CURRENT           YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   HAVE A FRONT-END SALES CHARGE OR A CDSC;
VISIT INVESCOAIM.COM FOR THE MOST RECENT     THEREFORE, PERFORMANCE IS AT NET ASSET
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   VALUE.
REFLECT REINVESTED DISTRIBUTIONS, CHANGES
IN NET ASSET VALUE AND THE EFFECT OF THE        THE PERFORMANCE OF THE FUND'S SHARE
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CLASSES WILL DIFFER PRIMARILY DUE TO
STATED. INVESTMENT RETURN AND PRINCIPAL      DIFFERENT SALES CHARGE STRUCTURES AND
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    CLASS EXPENSES.
A GAIN OR LOSS WHEN YOU SELL SHARES.
                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
   THE NET ANNUAL FUND OPERATING EXPENSE     ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
RATIO SET FORTH IN THE MOST RECENT FUND      THE FUND WITHIN 31 DAYS OF PURCHASE.
PROSPECTUS AS OF THE DATE OF THIS REPORT     EXCEPTIONS TO THE REDEMPTION FEE ARE
FOR CLASS A, CLASS B, CLASS C AND CLASS Y    LISTED IN THE FUND'S PROSPECTUS.
SHARES WAS 1.72%, 2.47%, 2.47% AND 1.47%,
RESPECTIVELY.(1) THE TOTAL ANNUAL FUND          HAD THE ADVISOR NOT WAIVED FEES AND/OR
OPERATING EXPENSE RATIO SET FORTH IN THE     REIMBURSED EXPENSES, PERFORMANCE WOULD
MOST RECENT FUND PROSPECTUS AS OF THE DATE   HAVE BEEN LOWER.
OF THIS REPORT FOR CLASS A, CLASS B, CLASS
C AND CLASS Y SHARES                         (1) Total annual operating expenses less
                                                 any contractual fee waivers and/or
                                                 expense reimbursements by the advisor
                                                 in effect through at least June 30,
                                                 2009. See current prospectus for more
                                                 information.


8               AIM JAPAN FUND

AIM JAPAN FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Political and economic conditions and     OTHER INFORMATION
                                                changes in regulatory, tax or economic
o  Effective September 30, 2003, only           policy in Japan could significantly       o  The Chartered Financial Analyst
   previously established qualified plans       affect the market in that country and        --REGISTERED TRADEMARK-- (CFA
   are eligible to purchase Class B shares      surrounding or related countries.            --REGISTERED TRADEMARK--) designation
   of any AIM fund.                                                                          is a globally recognized standard for
                                             o  The prices of securities held by the         measuring the competence and integrity
o  Class Y shares are available to only         Fund may decline in response to market       of investment professionals
   certain investors. Please see the            risks.
   prospectus for more information.                                                       o  The returns shown in management's
                                             o  The Fund may engage in active and            discussion of Fund performance are
PRINCIPAL RISKS OF INVESTING IN THE FUND        frequent trading of portfolio                based on net asset values calculated
                                                securities to achieve its investment         for shareholder transactions. Generally
o  Since a large percentage of the Fund's       objective. If a fund does trade in this      accepted accounting principles require
   assets may be invested in securities of      way, it may incur increased costs,           adjustments to be made to the net
   a limited number of companies, each          which can lower the actual return of         assets of the Fund at period end for
   investment has a greater effect on the       the fund. Active trading may also            financial reporting purposes, and as
   Fund's overall performance, and any          increase short term gains and losses,        such, the net asset values for
   change in the value of those securities      which may affect taxes that must be          shareholder transactions and the
   could significantly affect the value of      paid.                                        returns based on those net asset values
   your investment in the Fund.                                                              may differ from the net asset values
                                             ABOUT INDEXES USED IN THIS REPORT               and returns reported in the Financial
o  The Fund is subject to                                                                    Highlights.
   currency/exchange rate risk because it    o  The MSCI EAFE--REGISTERED TRADEMARK--
   may buy or sell currencies other than        INDEX is a free float-adjusted market     o  Industry classifications used in this
   the U.S. dollar.                             capitalization index that is designed        report are generally according to the
                                                to measure developed market equity           Global Industry Classification
o  Prices of equity securities change in        performance, excluding the U.S. and          Standard, which was developed by and is
   response to many factors, including the      Canada.                                      the exclusive property and a service
   historical and prospective earnings of                                                    mark of MSCI Inc. and Standard &
   the issuer, the value of its assets,      o  The TOKYO STOCK PRICE INDEX                  Poor's.
   general economic conditions, interest        (price-only) is a
   rates, investor perceptions and market       capitalization-weighted index of first
   liquidity.                                   section stocks (larger companies)
                                                listed on the Tokyo Stock Exchange.
o  Foreign securities have additional
   risks, including exchange rate changes,   o  The LIPPER JAPAN FUNDS INDEX is an
   political and economic upheaval,             equally weighted representation of the
   relative lack of information,                largest funds in the Lipper Japan Funds
   relatively low market liquidity, and         category. These funds concentrate their
   the potential lack of strict financial       investments in equity securities of
   and accounting controls and standards.       Japanese companies.

o  Investing in a single-country mutual      o  The Fund is not managed to track the
   fund involves greater risk than              performance of any particular index,
   investing in a more diversified Fund         including the indexes defined here, and
   due to lack of exposure to other             consequently, the performance of the
   countries.                                   Fund may deviate significantly from the
                                                performance of the indexes.
o  There is no guarantee that the
   investment techniques and risk analysis   o  A direct investment cannot be made in
   used by the fund's portfolio managers        an index. Unless otherwise indicated,
   will produce the desired results.            index results include reinvested
                                                dividends, and they do not reflect
o  The prices of securities held by the         sales charges. Performance of an index
   fund may decline in response to market       of funds reflects fund expenses;
   risks.                                       performance of a market index does not.

=======================================================================================   ==========================================
                                                                                          FUND NASDAQ SYMBOLS
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class A Shares                       AJFAX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class B Shares                       AJFBX
=======================================================================================   Class C Shares                       AJFCX
                                                                                          Class Y Shares                       AJFYX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     ==========================================


9               AIM JAPAN FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                      SHARES       VALUE
--------------------------------------------------------------------------

FOREIGN STOCKS (JAPAN)-96.16%

APPAREL RETAIL-4.94%

Fast Retailing Co., Ltd.                                 900    $   94,825
--------------------------------------------------------------------------
Point Inc.(b)                                            700        34,751
--------------------------------------------------------------------------
Shimamura Co., Ltd.(b)                                 1,400        97,001
==========================================================================
                                                                   226,577
==========================================================================


AUTOMOBILE MANUFACTURERS-4.21%

Toyota Motor Corp.                                     4,900       193,152
==========================================================================


COMPUTER & ELECTRONICS RETAIL-0.97%

Yamada Denki Co., Ltd.                                   820        44,432
==========================================================================


CONSUMER ELECTRONICS-2.06%

Sanyo Electric Co., Ltd.(b)(c)                        31,000        46,398
--------------------------------------------------------------------------
Sony Corp.(b)                                          2,100        48,041
==========================================================================
                                                                    94,439
==========================================================================


CONSUMER FINANCE-4.91%

Aeon Credit Service Co., Ltd.(b)                       3,400        36,935
--------------------------------------------------------------------------
Orient Corp.(b)(c)                                    52,000        58,072
--------------------------------------------------------------------------
ORIX Corp.                                             1,230       130,533
==========================================================================
                                                                   225,540
==========================================================================


DIVERSIFIED BANKS-11.33%

Mitsubishi UFJ Financial Group, Inc.                  28,000       172,411
--------------------------------------------------------------------------
Mizuho Financial Group, Inc.(b)                           55       131,715
--------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc.(b)                  36       146,145
--------------------------------------------------------------------------
Sumitomo Trust & Banking Co., Ltd. (The)              15,000        69,753
==========================================================================
                                                                   520,024
==========================================================================


DIVERSIFIED REAL ESTATE ACTIVITIES-2.42%

Mitsubishi Estate Co. Ltd.                             4,000        70,405
--------------------------------------------------------------------------
Tokyo Tatemono Co., Ltd.(b)                           10,000        40,861
==========================================================================
                                                                   111,266
==========================================================================


DRUG RETAIL-1.12%

Matsumotokiyoshi Holdings Co., Ltd.(b)                 2,600        51,421
==========================================================================


EDUCATION SERVICES-3.03%

Benesse Corp.                                          3,300       138,884
==========================================================================


ELECTRIC UTILITIES-3.63%

Tokyo Electric Power Co., Inc. (The)                   5,800       166,516
==========================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.78%

Furukawa Electric Co., Ltd. (The)                     12,000        35,931
==========================================================================


ELECTRONIC COMPONENTS-3.28%

Hoya Corp.                                             2,300        42,630
--------------------------------------------------------------------------
Nidec Corp.                                            2,100       108,049
==========================================================================
                                                                   150,679
==========================================================================


FOOD RETAIL-2.38%

Seven & I Holdings Co., Ltd.(b)                        3,900       109,220
==========================================================================


GAS UTILITIES-1.23%

Tokyo Gas Co., Ltd.                                   13,000        56,620
==========================================================================


GENERAL MERCHANDISE STORES-0.93%

Ryohin Keikaku Co., Ltd.                                 900        42,727
==========================================================================


HEALTH CARE EQUIPMENT-2.57%

Terumo Corp.                                           2,800       118,024
==========================================================================


HEAVY ELECTRICAL EQUIPMENT-0.94%

Mitsubishi Electric Corp.                              7,000        43,139
==========================================================================


HOME IMPROVEMENT RETAIL-1.12%

Komeri Co., Ltd.                                       2,300        51,516
==========================================================================


HOMEFURNISHING RETAIL-3.27%

Nitori Co., Ltd.(b)                                    2,400       150,037
==========================================================================


HOUSEHOLD PRODUCTS-4.22%

Kao Corp.                                              3,000        86,717
--------------------------------------------------------------------------
Unicharm Corp.                                         1,500       107,031
==========================================================================
                                                                   193,748
==========================================================================


INDUSTRIAL MACHINERY-3.36%

Japan Steel Works, Ltd. (The)(b)                      11,000        77,491
--------------------------------------------------------------------------
Mitsubishi Heavy Industries, Ltd.(b)                  24,000        76,649
==========================================================================
                                                                   154,140
==========================================================================


IT CONSULTING & OTHER SERVICES-1.78%

IT Holdings Corp.(c)                                   1,900        20,848
--------------------------------------------------------------------------
Nihon Unisys, Ltd.(b)                                    200         1,915
--------------------------------------------------------------------------
NTT Data Corp.                                            18        59,008
==========================================================================
                                                                    81,771
==========================================================================


LEISURE PRODUCTS-0.58%

Heiwa Corp.(b)                                         3,900        26,828
==========================================================================


LIFE & HEALTH INSURANCE-1.44%

Sony Financial Holdings Inc.                              20        65,898
==========================================================================


MARINE-0.69%

Mitsui O.S.K. Lines, Ltd.                              6,000        31,769
==========================================================================


OFFICE ELECTRONICS-1.12%

Canon Inc.                                             1,500        51,613
==========================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM JAPAN FUND

                                                      SHARES       VALUE
--------------------------------------------------------------------------
PACKAGED FOODS & MEATS-2.17%

Nissin Foods Holdings Co., Ltd.(b)                     2,500    $   71,734
--------------------------------------------------------------------------
Yakult Honsha Co., Ltd.(b)                             1,100        27,762
==========================================================================
                                                                    99,496
==========================================================================


PHARMACEUTICALS-7.24%

Daiichi Sankyo Co., Ltd.                               3,900        79,804
--------------------------------------------------------------------------
Hisamitsu Pharmaceutical Co., Inc.(b)                  3,200       133,767
--------------------------------------------------------------------------
Shionogi & Co., Ltd.                                   7,000       118,776
==========================================================================
                                                                   332,347
==========================================================================


PROPERTY & CASUALTY INSURANCE-2.11%

Tokio Marine Holdings, Inc.                            3,100        96,689
==========================================================================


RAILROADS-2.48%

East Japan Railway Co.                                    16       113,689
==========================================================================


REAL ESTATE OPERATING COMPANIES-1.97%

AEON Mall Co., Ltd.                                    3,700        90,484
==========================================================================


SEMICONDUCTOR EQUIPMENT-0.43%

Tokyo Electron Ltd.(b)                                   600        19,834
==========================================================================


SPECIALTY CHEMICALS-2.05%

Shin-Etsu Chemical Co., Ltd.                           1,800        94,192
==========================================================================


STEEL-2.50%

Hitachi Metals Ltd.                                    5,000        37,529
--------------------------------------------------------------------------
Sumitomo Metal Industries, Ltd.                       29,000        77,072
==========================================================================
                                                                   114,601
==========================================================================


TIRES & RUBBER-1.51%

Bridgestone Corp.                                      4,000        69,319
==========================================================================


TRADING COMPANIES & DISTRIBUTORS-2.35%

Mitsubishi Corp.                                       4,000        66,387
--------------------------------------------------------------------------
Sojitz Corp.                                          24,400        41,708
==========================================================================
                                                                   108,095
==========================================================================


WIRELESS TELECOMMUNICATION SERVICES-3.04%

NTT DoCoMo, Inc.                                          88       139,606
--------------------------------------------------------------------------
  Total Foreign Stocks (Japan) (Cost $5,624,787)                 4,414,263
==========================================================================



MONEY MARKET FUNDS-7.24%

Liquid Assets Portfolio-Institutional Class(d)       166,338       166,338
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             166,338       166,338
==========================================================================
     Total Money Market Funds (Cost $332,676)                      332,676
==========================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-103.40% (Cost $5,957,463)                                4,746,939
==========================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
  ON LOAN


MONEY MARKET FUNDS-18.09%

Liquid Assets Portfolio-Institutional Class (Cost
  $830,229)(d)(e)                                    830,229       830,229
==========================================================================
TOTAL INVESTMENTS(f)-121.49% (Cost $6,787,692)                   5,577,168
==========================================================================
OTHER ASSETS LESS LIABILITIES-(21.49)%                            (986,501)
==========================================================================
NET ASSETS-100.00%                                              $4,590,667
__________________________________________________________________________
==========================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at October 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1K.
(f) The majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost $5,624,787)*   $ 4,414,263
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   1,162,905
======================================================
     Total investments (Cost $6,787,692)     5,577,168
======================================================
Receivables for:
  Investments sold                              44,393
------------------------------------------------------
  Fund shares sold                              28,689
------------------------------------------------------
  Dividends                                     41,686
------------------------------------------------------
  Fund expenses absorbed                        16,589
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              4,159
------------------------------------------------------
Other assets                                    20,839
======================================================
     Total assets                            5,733,523
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                        226,359
------------------------------------------------------
  Fund shares reacquired                         5,461
------------------------------------------------------
  Collateral upon return of securities
     loaned                                    830,229
------------------------------------------------------
  Accrued fees to affiliates                    12,481
------------------------------------------------------
  Accrued other operating expenses              64,167
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               4,159
======================================================
     Total liabilities                       1,142,856
======================================================
Net assets applicable to shares
  outstanding                              $ 4,590,667
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $ 9,191,572
------------------------------------------------------
Undistributed net investment income
  (loss)                                        (7,611)
------------------------------------------------------
Undistributed net realized gain (loss)      (3,386,231)
------------------------------------------------------
Unrealized appreciation (depreciation)      (1,207,063)
======================================================
                                           $ 4,590,667
______________________________________________________
======================================================



NET ASSETS:

Class A                                    $ 2,541,522
______________________________________________________
======================================================
Class B                                    $   627,466
______________________________________________________
======================================================
Class C                                    $   871,910
______________________________________________________
======================================================
Class Y                                    $   183,351
______________________________________________________
======================================================
Institutional Class                        $   366,418
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                        523,792
______________________________________________________
======================================================
Class B                                        131,829
______________________________________________________
======================================================
Class C                                        183,255
______________________________________________________
======================================================
Class Y                                         37,743
______________________________________________________
======================================================
Institutional Class                             75,001
______________________________________________________
======================================================
Class A:
  Net asset value per share                $      4.85
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $4.85 divided
     by 94.50%)                            $      5.13
______________________________________________________
======================================================
Class B:
  Net asset value and offering price per
     share                                 $      4.76
______________________________________________________
======================================================
Class C:
  Net asset value and offering price per
     share                                 $      4.76
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price per
     share                                 $      4.86
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price per
     share                                 $      4.89
______________________________________________________
======================================================



* At October 31, 2008, securities with an aggregate value of $786,658 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM JAPAN FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $8,205)                               $   110,217
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $9,162)                                                                              14,999
================================================================================================
     Total investment income                                                             125,216
================================================================================================


EXPENSES:

Advisory fees                                                                             66,837
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            15,547
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 10,606
------------------------------------------------------------------------------------------------
  Class B                                                                                 10,022
------------------------------------------------------------------------------------------------
  Class C                                                                                 13,348
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                      29,858
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                          19
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 15,795
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              46,048
------------------------------------------------------------------------------------------------
Professional services fees                                                                46,619
------------------------------------------------------------------------------------------------
Other                                                                                     29,894
================================================================================================
     Total expenses                                                                      334,593
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (196,936)
================================================================================================
     Net expenses                                                                        137,657
================================================================================================
Net investment income (loss)                                                             (12,441)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               (2,109,160)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (10,813)
================================================================================================
                                                                                      (2,119,973)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               (2,269,748)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       3,664
================================================================================================
                                                                                      (2,266,084)
================================================================================================
Net realized and unrealized gain (loss)                                               (4,386,057)
================================================================================================
Net increase (decrease) in net assets resulting from operations                      $(4,398,498)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                  2008          2007
-------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                                $   (12,441)   $  (56,949)
-------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (2,119,973)     (736,679)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                         (2,266,084)    1,211,373
=======================================================================================================
     Net increase (decrease) in net assets resulting from operations           (4,398,498)      417,745
=======================================================================================================
Share transactions-net:
  Class A                                                                        (474,491)      929,063
-------------------------------------------------------------------------------------------------------
  Class B                                                                         (30,510)      216,649
-------------------------------------------------------------------------------------------------------
  Class C                                                                           1,384       551,692
-------------------------------------------------------------------------------------------------------
  Class Y                                                                         206,379            --
-------------------------------------------------------------------------------------------------------
  Institutional Class                                                                 387           432
=======================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                              (296,851)    1,697,836
=======================================================================================================
     Net increase (decrease) in net assets                                     (4,695,349)    2,115,581
_______________________________________________________________________________________________________
=======================================================================================================


NET ASSETS:

  Beginning of year                                                             9,286,016     7,170,435
=======================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(7,611) and $(9,794), respectively)                                     $ 4,590,667    $9,286,016
_______________________________________________________________________________________________________
=======================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM JAPAN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM JAPAN FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


15        AIM JAPAN FUND

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Asset Management (Japan) Limited, the Advisor paid Invesco Asset Management (Japan) Limited 40% of the amount of the Advisor's compensation on sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.70%, 2.45%, 2.45%, 1.45% and 1.45% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.


16        AIM JAPAN FUND

  For the year ended October 31, 2008, the Advisor waived advisory fees and reimbursed Fund expenses of $166,946 and reimbursed class level expenses of $18,787, $4,438, $5,910, $75 and $19 expenses of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $113.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $3,289 in front-end sales commissions from the sale of Class A shares and $0, $1,222 and $743 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $648.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $2,760 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM JAPAN FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                         2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            $(1,386,761)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                            3,459
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (5,782)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (3,211,821)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                          9,191,572
================================================================================================
Total net assets                                                                     $ 4,590,667
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2014                                                                    $  516,097
-----------------------------------------------------------------------------------------------
October 31, 2015                                                                       653,306
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                     2,042,418
===============================================================================================
Total capital loss carryforward                                                     $3,211,821
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $10,967,042 and $11,076,030, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $    56,142
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (1,442,903)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                  $(1,386,761)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $6,963,929.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2008, undistributed net investment income (loss) was increased by $14,624, undistributed net realized gain (loss) was increased by $10,813 and shares of beneficial interest decreased by $25,437. This reclassification had no effect on the net assets of the Fund.


18        AIM JAPAN FUND

NOTE 9--SHARE INFORMATION


                                              SUMMARY OF SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------------
                                                                         2008(a)                       2007
                                                                ------------------------     ------------------------
                                                                 SHARES         AMOUNT        SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        286,555     $ 2,126,546      696,155     $ 6,346,121
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         32,194         235,834       45,503         412,714
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         76,182         569,415      132,084       1,203,331
---------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      37,743         206,371           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                518           4,331           --              --
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          4,766          35,414        4,505          41,370
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         (4,845)        (35,414)      (4,549)        (41,370)
=====================================================================================================================
Reacquired: (c)
  Class A(b)                                                    (365,825)     (2,636,451)    (602,418)     (5,458,428)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        (33,487)       (230,930)     (17,261)       (154,695)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        (75,420)       (568,031)     (72,973)       (651,639)
---------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                          --               8           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               (518)         (3,944)          --             432
=====================================================================================================================
     Net increase (decrease) in share activity                   (42,137)    $  (296,851)     181,046     $ 1,697,836
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 32% of the outstanding shares of the Fund are owned by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
Class Y                                                                     35,799     $ 195,821
------------------------------------------------------------------------------------------------
Class A                                                                    (35,799)     (195,821)
________________________________________________________________________________________________
================================================================================================




(c) Net of redemption fees of $2,627 and $5,556 which were allocated among the classes based on relative net assets of each class for the year ended October 31, 2008 and the year ended October 31, 2007, respectively.


19        AIM JAPAN FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                  NET GAINS
                                                   (LOSSES)                      REDEMPTION
                     NET ASSET        NET       ON SECURITIES                  FEES ADDED TO
                       VALUE,     INVESTMENT        (BOTH        TOTAL FROM      SHARES OF       NET ASSET
                     BEGINNING      INCOME       REALIZED AND    INVESTMENT      BENEFICIAL     VALUE, END      TOTAL
                     OF PERIOD      (LOSS)       UNREALIZED)     OPERATIONS       INTEREST       OF PERIOD    RETURN(a)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08             $ 9.38       $ 0.00(c)       $(4.53)        $(4.53)         $0.00           $4.85        (48.29)
Year ended
  10/31/07               8.83        (0.04)           0.58           0.54           0.01            9.38          6.23
Year ended
  10/31/06(e)           10.00        (0.04)          (1.14)         (1.18)          0.01            8.83        (11.70)
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08               9.26        (0.05)(c)       (4.45)         (4.50)          0.00            4.76        (48.60)
Year ended
  10/31/07               8.79        (0.10)           0.56           0.46           0.01            9.26          5.35
Year ended
  10/31/06(e)           10.00        (0.08)          (1.14)         (1.22)          0.01            8.79        (12.10)
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08               9.27        (0.05)(c)       (4.46)         (4.51)          0.00            4.76        (48.65)
Year ended
  10/31/07               8.79        (0.10)           0.57           0.47           0.01            9.27          5.46
Year ended
  10/31/06(e)           10.00        (0.08)          (1.14)         (1.22)          0.01            8.79        (12.10)
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)            5.47         0.00(c)        (0.61)         (0.61)          0.00            4.86        (11.15)
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08               9.41         0.02(c)        (4.54)         (4.52)          0.00            4.89        (48.03)
Year ended
  10/31/07               8.85        (0.02)           0.57           0.55           0.01            9.41          6.33
Year ended
  10/31/06(e)           10.00        (0.03)          (1.13)         (1.16)          0.01            8.85        (11.50)
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                           RATIO OF
                                           EXPENSES            RATIO OF
                                          TO AVERAGE           EXPENSES
                                          NET ASSETS        TO AVERAGE NET     RATIO OF NET
                                       WITH FEE WAIVERS     ASSETS WITHOUT      INVESTMENT
                       NET ASSETS,          AND/OR           FEE WAIVERS      INCOME (LOSS)
                      END OF PERIOD        EXPENSES        AND/OR EXPENSES      TO AVERAGE      PORTFOLIO
                     (000S OMITTED)        ABSORBED            ABSORBED         NET ASSETS     TURNOVER(B)
----------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08               $2,542              1.71%(d)            4.49%(d)          0.04%(d)        154%
Year ended
  10/31/07                5,611              1.72                4.56             (0.45)           128
Year ended
  10/31/06(e)             4,417              1.77(f)             6.96(f)          (0.87)(f)         37
----------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08                  627              2.46(d)             5.24(d)          (0.71)(d)        154
Year ended
  10/31/07                1,278              2.47                5.31             (1.20)           128
Year ended
  10/31/06(e)             1,005              2.52(f)             7.71(f)          (1.62)(f)         37
----------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08                  872              2.46(d)             5.24(d)          (0.71)(d)        154
Year ended
  10/31/07                1,691              2.47                5.31             (1.20)           128
Year ended
  10/31/06(e)             1,085              2.52(f)             7.71(f)          (1.62)(f)         37
----------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)               183              1.46(d) (f)         6.25(d) (f)       0.29(d) (f)     154
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08                  366              1.45(d)             3.79(d)           0.30(d)         154
Year ended
  10/31/07                  706              1.46                3.97             (0.19)           128
Year ended
  10/31/06(e)               664              1.52(f)             6.41(f)          (0.62)(f)         37
__________________________________________________________________________________________________________
==========================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)   Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $4,243, $1,002, $1,335, $183 and $556 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e) Commencement date of Class A, Class B Class C and Institutional Class shares was March 31, 2006. Commencement date of Class Y shares was October 3, 2008.
(f)   Annualized.


20        AIM JAPAN FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


21        AIM JAPAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Japan Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM JAPAN FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------
                                                                     HYPOTHETICAL
                                                               (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 -------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES    ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE   PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2, 3)     RATIO
----------------------------------------------------------------------------------------------------
        A           $1,000.00       $610.10        $6.92       $1,016.54       $ 8.67        1.71%
----------------------------------------------------------------------------------------------------
        B            1,000.00        607.90         9.94        1,012.77        12.45        2.46
----------------------------------------------------------------------------------------------------
        C            1,000.00        607.90         9.94        1,012.77        12.45        2.46
----------------------------------------------------------------------------------------------------
        Y            1,000.00        888.50         1.09        1,017.80         7.41        1.46
----------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM JAPAN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     an independent company, Lipper, Inc.         are the result of years of review and
Investment Funds is required under the       (Lipper), under the direction and            negotiation between the Trustees and
Investment Company Act of 1940 to approve    supervision of the independent Senior        Invesco Aim, that the Trustees may focus
annually the renewal of the AIM Japan        Officer who also prepares a separate         to a greater extent on certain aspects of
Fund's (the Fund) investment advisory        analysis of this information for the         these arrangements in some years than in
agreement with Invesco Aim Advisors, Inc.    Trustees. Each Sub-Committee then makes      others, and that the Trustees'
(Invesco Aim). During contract renewal       recommendations to the Investments           deliberations and conclusions in a
meetings held on June 18-19, 2008, the       Committee regarding the performance, fees    particular year may be based in part on
Board as a whole and the disinterested or    and expenses of their assigned funds. The    their deliberations and conclusions of
"independent" Trustees, voting separately,   Investments Committee considers each         these same arrangements throughout the
approved the continuance of the Fund's       Sub-Committee's recommendations and makes    year and in prior years.
investment advisory agreement for another    its own recommendations regarding the
year, effective July 1, 2008. In doing so,   performance, fees and expenses of the AIM    FACTORS AND CONCLUSIONS AND SUMMARY OF
the Board determined that the Fund's         Funds to the full Board. The Investments     INDEPENDENT WRITTEN FEE EVALUATION
investment advisory agreement is in the      Committee also considers each
best interests of the Fund and its           Sub-Committee's recommendations in making    The discussion below serves as a summary
shareholders and that the compensation to    its annual recommendation to the Board       of the Senior Officer's independent
Invesco Aim under the Fund's investment      whether to approve the continuance of each   written evaluation with respect to the
advisory agreement is fair and reasonable.   AIM Fund's investment advisory agreement     Fund's investment advisory agreement as
                                             and sub-advisory agreements for another      well as a discussion of the material
   The independent Trustees met separately   year.                                        factors and related conclusions that
during their evaluation of the Fund's                                                     formed the basis for the Board's approval
investment advisory agreement with              The independent Trustees are assisted     of the Fund's investment advisory
independent legal counsel from whom they     in their annual evaluation of the Fund's     agreement and sub-advisory agreements.
received independent legal advice, and the   investment advisory agreement by the         Unless otherwise stated, information set
independent Trustees also received           independent Senior Officer. One              forth below is as of June 19, 2008 and
assistance during their deliberations from   responsibility of the Senior Officer is to   does not reflect any changes that may have
the independent Senior Officer, a            manage the process by which the AIM Funds'   occurred since that date, including but
full-time officer of the AIM Funds who       proposed management fees are negotiated      not limited to changes to the Fund's
reports directly to the independent          during the annual contract renewal process   performance, advisory fees, expense
Trustees.                                    to ensure that they are negotiated in a      limitations and/or fee waivers.
                                             manner that is at arms' length and
THE BOARD'S FUND EVALUATION PROCESS          reasonable. Accordingly, the Senior          I. Investment Advisory Agreement
                                             Officer must either supervise a
The Board's Investments Committee has        competitive bidding process or prepare an       A. Nature, Extent and Quality of
established three Sub-Committees that are    independent written evaluation. The Senior         Services Provided by Invesco Aim
responsible for overseeing the management    Officer has recommended that an
of a number of the series portfolios of      independent written evaluation be provided   The Board reviewed the advisory services
the AIM Funds. This Sub-Committee            and, at the direction of the Board, has      provided to the Fund by Invesco Aim under
structure permits the Trustees to focus on   prepared an independent written              the Fund's investment advisory agreement,
the performance of the AIM Funds that have   evaluation.                                  the performance of Invesco Aim in
been assigned to them. The Sub-Committees                                                 providing these services, and the
meet throughout the year to review the          During the annual contract renewal        credentials and experience of the officers
performance of their assigned funds, and     process, the Board considered the factors    and employees of Invesco Aim who provide
the Sub-Committees review monthly and        discussed below under the heading "Factors   these services. The Board's review of the
quarterly comparative performance            and Conclusions and Summary of Independent   qualifications of Invesco Aim to provide
information and periodic asset flow data     Written Fee Evaluation" in evaluating the    these services included the Board's
for their assigned funds. These materials    fairness and reasonableness of the Fund's    consideration of Invesco Aim's portfolio
are prepared under the direction and         investment advisory agreement and            and product review process, various back
supervision of the independent Senior        sub-advisory agreements at the contract      office support functions provided by
Officer. Over the course of each year, the   renewal meetings and at their meetings       Invesco Aim, and Invesco Aim's equity and
Sub-Committees meet with portfolio           throughout the year as part of their         fixed income trading operations. The Board
managers for their assigned funds and        ongoing oversight of the Fund. The Fund's    concluded that the nature, extent and
other members of management and review       investment advisory agreement and            quality of the advisory services provided
with these individuals the performance,      sub-advisory agreements were considered      to the Fund by Invesco Aim were
investment objective(s), policies,           separately, although the Board also          appropriate and that Invesco Aim currently
strategies and limitations of these funds.   considered the common interests of all of    is providing satisfactory advisory
                                             the AIM Funds in their deliberations. The    services in accordance with the terms of
   In addition to their meetings             Board considered all of the information      the Fund's investment advisory agreement.
throughout the year, the Sub-Committees      provided to them and did not identify any    In addition, based on their ongoing
meet at designated contract renewal          particular factor that was controlling.      meetings throughout the year with the
meetings each year to conduct an in-depth    Each Trustee may have evaluated the          Fund's portfolio manager or managers, the
review of the performance, fees and          information provided differently from one    Board concluded that these individuals are
expenses of their assigned funds. During     another and attributed different weight to   competent and able to continue to carry
the contract renewal process, the Trustees   the various factors. The Trustees            out their responsibilities under the
receive comparative performance and fee      recognized that the advisory arrangements    Fund's investment advisory agreement.
data regarding the AIM Funds prepared by     and resulting advisory fees for the Fund
                                             and the other AIM Funds                         In determining whether to continue the
                                                                                          Fund's investment advisory agreement, the
                                                                                          Board considered the prior

                                                                                                                           continued


24              AIM JAPAN FUND

relationship between Invesco Aim and the     Lipper in determining contractual fee        schedule or through advisory fee waivers
Fund, as well as the Board's knowledge of    rates.                                       or expense limitations. The Board noted
Invesco Aim's operations, and concluded                                                   that the Fund's contractual advisory fee
that it was beneficial to maintain the          The Board also compared the Fund's        schedule includes seven breakpoints but
current relationship, in part, because of    effective fee rate (the advisory fee after   that, due to the Fund's asset level at the
such knowledge. The Board also considered    any advisory fee waivers and before any      end of the past calendar year and the way
the steps that Invesco Aim and its           expense limitations/waivers) to the          in which the breakpoints have been
affiliates have taken over the last          advisory fee rates of other clients of       structured, the Fund has yet to benefit
several years to improve the quality and     Invesco Aim and its affiliates with          from the breakpoints. Based on this
efficiency of the services they provide to   investment strategies comparable to those    information, the Board concluded that the
the AIM Funds in the areas of investment     of the Fund, including nine offshore funds   Fund's advisory fees would reflect
performance, product line diversification,   advised by the Invesco Aim affiliate that    economies of scale at higher asset levels.
distribution, fund operations, shareholder   sub-advises the Fund. The Board noted that   The Board also noted that the Fund shares
services and compliance. The Board           the Fund's rate was above the rates for      directly in economies of scale through
concluded that the quality and efficiency    four of the offshore funds, below the        lower fees charged by third party service
of the services Invesco Aim and its          rates for four of the offshore funds and     providers based on the combined size of
affiliates provide to the AIM Funds in       the same as the rate for one of the          all of the AIM Funds and affiliates.
each of these areas have generally           offshore funds advised by the Invesco Aim
improved, and support the Board's approval   affiliate.                                      E. Profitability and Financial
of the continuance of the Fund's                                                                Resources of Invesco Aim
investment advisory agreement.                  Additionally, the Board compared the
                                             Fund's effective fee rate to the total       The Board reviewed information from
   B. Fund Performance                       advisory fees paid by numerous separately    Invesco Aim concerning the costs of the
                                             managed accounts/wrap accounts advised by    advisory and other services that Invesco
The Board noted that the Fund recently       Invesco Aim affiliates. The Board noted      Aim and its affiliates provide to the Fund
began operations and that only one           that the Fund's rate was generally above     and the profitability of Invesco Aim and
calendar year of comparative performance     the rates for the separately managed         its affiliates in providing these
data was available. The Board compared the   accounts/ wrap accounts. The Board           services. The Board also reviewed
Fund's performance during the past           considered that management of the            information concerning the financial
calendar year to the performance of funds    separately managed accounts/wrap accounts    condition of Invesco Aim and its
in the Fund's performance group that are     by the Invesco Aim affiliates involves       affiliates. The Board also reviewed with
not managed by Invesco Aim, and against      different levels of services and different   Invesco Aim the methodology used to
the performance of all funds in the Lipper   operational and regulatory requirements      prepare the profitability information. The
Japanese Funds Index. The Board also         than Invesco Aim's management of the Fund.   Board considered the overall profitability
reviewed the criteria used by Invesco Aim    The Board concluded that these differences   of Invesco Aim, as well as the
to identify the funds in the Fund's          are appropriately reflected in the fee       profitability of Invesco Aim in connection
performance group for inclusion in the       structure for the Fund.                      with managing the Fund. The Board noted
Lipper reports. The Board noted that the                                                  that Invesco Aim continues to operate at a
Fund's performance was in the third             The Board noted that Invesco Aim has      net profit, although increased expenses in
quintile of its performance group for the    contractually agreed to waive fees and/or    recent years have reduced the
one year period (the first quintile being    limit expenses of the Fund through at        profitability of Invesco Aim and its
the best performing funds and the fifth      least June 30, 2009 in an amount necessary   affiliates. The Board concluded that the
quintile being the worst performing          to limit total annual operating expenses     Fund's fees were fair and reasonable, and
funds). The Board noted that the Fund's      to a specified percentage of average daily   that the level of profits realized by
performance was below the performance of     net assets for each class of the Fund. The   Invesco Aim and its affiliates from
the Index for the one year period. The       Board considered the contractual nature of   providing services to the Fund was not
Board also considered the steps Invesco      this fee waiver and noted that it remains    excessive in light of the nature, quality
Aim has taken over the last several years    in effect until at least June 30, 2009.      and extent of the services provided. The
to improve the quality and efficiency of     The Board also considered the effect this    Board considered whether Invesco Aim is
the services that Invesco Aim provides to    expense limitation would have on the         financially sound and has the resources
the AIM Funds. The Board concluded that      Fund's estimated total expenses.             necessary to perform its obligations under
Invesco Aim continues to be responsive to                                                 the Fund's investment advisory agreement,
the Board's focus on fund performance.          After taking account of the Fund's        and concluded that Invesco Aim has the
                                             contractual advisory fee rate, as well as    financial resources necessary to fulfill
   C. Advisory Fees and Fee Waivers          the comparative advisory fee information     these obligations.
                                             and the expense limitation discussed
The Board compared the Fund's contractual    above, the Board concluded that the Fund's      F. Independent Written Evaluation of
advisory fee rate to the contractual         advisory fees were fair and reasonable.            the Fund's Senior Officer
advisory fee rates of funds in the Fund's
Lipper expense group that are not managed       D. Economies of Scale and Breakpoints     The Board noted that, at their direction,
by Invesco Aim, at a common asset level                                                   the Senior Officer of the Fund, who is
and as of the end of the past calendar       The Board considered the extent to which     independent of Invesco Aim and Invesco
year. The Board noted that the Fund's        there are economies of scale in Invesco      Aim's affiliates, had prepared an
contractual advisory fee rate was below      Aim's provision of advisory services to      independent written evaluation to assist
the median contractual advisory fee rate     the Fund. The Board also considered          the Board in determining the
of funds in its expense group. The Board     whether the Fund benefits from such          reasonableness of the proposed management
also reviewed the methodology used by        economies of scale through contractual       fees of the AIM Funds, including the Fund.
                                             breakpoints in the Fund's advisory fee       The Board noted that they had relied upon

                                                                                                                           continued


25              AIM JAPAN FUND

the Senior Officer's written evaluation      money market funds attributable to such      for the Fund, as one of the Affiliated
instead of a competitive bidding process.    investments, although Invesco Aim has        Sub-Advisers currently manages the Fund's
In determining whether to continue the       contractually agreed to waive through at     assets. The Board noted that the Fund
Fund's investment advisory agreement, the    least June 30, 2009, the advisory fees       recently began operations and that only
Board considered the Senior Officer's        payable by the Fund in an amount equal to    one calendar year of comparative
written evaluation.                          100% of the net advisory fees Invesco Aim    performance data was available. The Board
                                             receives from the affiliated money market    compared the Fund's performance during the
   G. Collateral Benefits to Invesco Aim     funds with respect to the Fund's             past calendar year to the performance of
      and its Affiliates                     investment of uninvested cash, but not       funds in the Fund's performance group that
                                             cash collateral. The Board considered the    are not managed by Invesco Aim, and
The Board considered various other           contractual nature of this fee waiver and    against the performance of all funds in
benefits received by Invesco Aim and its     noted that it remains in effect until at     the Lipper Japanese Funds Index. The Board
affiliates resulting from Invesco Aim's      least June 30, 2009. The Board concluded     also reviewed the criteria used by Invesco
relationship with the Fund, including the    that the Fund's investment of uninvested     Aim to identify the funds in the Fund's
fees received by Invesco Aim and its         cash and cash collateral from any            performance group for inclusion in the
affiliates for their provision of            securities lending arrangements in the       Lipper reports. The Board noted that the
administrative, transfer agency and          affiliated money market funds is in the      Fund's performance was in the third
distribution services to the Fund. The       best interests of the Fund and its           quintile of its performance group for the
Board considered the performance of          shareholders.                                one year period (the first quintile being
Invesco Aim and its affiliates in                                                         the best performing funds and the fifth
providing these services and the             II. Sub-Advisory Agreements                  quintile being the worst performing
organizational structure employed by                                                      funds). The Board noted that the Fund's
Invesco Aim and its affiliates to provide       A. Nature, Extent and Quality of          performance was below the performance of
these services. The Board also considered          Services Provided by Affiliated        the Index for the one year period. The
that these services are provided to the            Sub-Advisers                           Board also considered the steps Invesco
Fund pursuant to written contracts which                                                  Aim has taken over the last several years
are reviewed and approved on an annual       The Board reviewed the services to be        to improve the quality and efficiency of
basis by the Board. The Board concluded      provided by Invesco Trimark Ltd., Invesco    the services that Invesco Aim provides to
that Invesco Aim and its affiliates were     Asset Management Deutschland, GmbH,          the AIM Funds. The Board concluded that
providing these services in a satisfactory   Invesco Asset Management Limited, Invesco    Invesco Aim continues to be responsible to
manner and in accordance with the terms of   Asset Management (Japan) Limited, Invesco    the Board's focus on fund performance.
their contracts, and were qualified to       Australia Limited, Invesco Global Asset
continue to provide these services to the    Management (N.A.), Inc., Invesco Hong Kong      C. Sub-Advisory Fees
Fund.                                        Limited, Invesco Institutional (N.A.),
                                             Inc. and Invesco Senior Secured              The Board considered the services to be
   The Board considered the benefits         Management, Inc. (collectively, the          provided by the Affiliated Sub-Advisers
realized by Invesco Aim as a result of       "Affiliated Sub-Advisers") under the         pursuant to the sub-advisory agreements
portfolio brokerage transactions executed    sub-advisory agreements and the              and the services to be provided by Invesco
through "soft dollar" arrangements. Under    credentials and experience of the officers   Aim pursuant to the Fund's investment
these arrangements, portfolio brokerage      and employees of the Affiliated              advisory agreement, as well as the
commissions paid by the Fund and/or other    Sub-Advisers who will provide these          allocation of fees between Invesco Aim and
funds advised by Invesco Aim are used to     services. The Board concluded that the       the Affiliated Sub-Advisers pursuant to
pay for research and execution services.     nature, extent and quality of the services   the sub-advisory agreements. The Board
The Board noted that soft dollar             to be provided by the Affiliated             noted that the sub-advisory fees have no
arrangements shift the payment obligation    Sub-Advisers were appropriate. The Board     direct effect on the Fund or its
for the research and execution services      noted that the Affiliated Sub-Advisers,      shareholders, as they are paid by Invesco
from Invesco Aim to the funds and            which have offices and personnel that are    Aim to the Affiliated Sub-Advisers, and
therefore may reduce Invesco Aim's           geographically dispersed in financial        that Invesco Aim and the Affiliated
expenses. The Board also noted that          centers around the world, have been formed   Sub-Advisers are affiliates. After taking
research obtained through soft dollar        in part for the purpose of researching and   account of the Fund's contractual
arrangements may be used by Invesco Aim in   compiling information and making             sub-advisory fee rate, as well as other
making investment decisions for the Fund     recommendations on the markets and           relevant factors, the Board concluded that
and may therefore benefit Fund               economies of various countries and           the Fund's sub-advisory fees were fair and
shareholders. The Board concluded that       securities of companies located in such      reasonable.
Invesco Aim's soft dollar arrangements       countries or on various types of
were appropriate. The Board also concluded   investments and investment techniques, and      D. Financial Resources of the
that, based on their review and              providing investment advisory services.            Affiliated Sub-Advisers
representations made by Invesco Aim, these   The Board concluded that the sub-advisory
arrangements were consistent with            agreements will benefit the Fund and its     The Board considered whether each
regulatory requirements.                     shareholders by permitting Invesco Aim to    Affiliated Sub-Adviser is financially
                                             utilize the additional resources and         sound and has the resources necessary to
   The Board considered the fact that the    talent of the Affiliated Sub-Advisers in     perform its obligations under its
Fund's uninvested cash and cash collateral   managing the Fund.                           respective sub-advisory agreement, and
from any securities lending arrangements                                                  concluded that each Affiliated Sub-Adviser
may be invested in money market funds           B. Fund Performance                       has the financial resources necessary to
advised by Invesco Aim pursuant to                                                        fulfill these obligations.
procedures approved by the Board. The        The Board did view Fund performance as a
Board noted that Invesco Aim will receive    relevant factor in considering whether to
advisory fees from these affiliated          approve the sub-advisory agreements


26              AIM JAPAN FUND

TAX INFORMATION

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.90%, 99.42%, 99.92%, and 99.55%, respectively.


27        AIM JAPAN FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM JAPAN FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM JAPAN FUND

Supplement to Annual Report dated 10/31/08

AIM JAPAN FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    A redemption fee of 2% will be imposed
                                             For periods ended 10/31/08                   on certain redemptions or exchanges out of
The following information has been                                                        the Fund within 31 days of purchase.
prepared to provide Institutional Class      Inception (3/31/06)                -24.16%   Exceptions to the redemption fee are
shareholders with a performance overview      1 Year                            -48.03    listed in the Fund's prospectus.
specific to their holdings. Institutional    ==========================================
Class shares are offered exclusively to                                                      Had the advisor not waived fees and/or
institutional investors, including defined   ==========================================   reimbursed expenses, performance would
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 have been lower.
criteria.                                    For periods ended 9/30/08, most recent
                                             calendar quarter-end                            Please note that past performance is
                                                                                          not indicative of future results. More
                                             Inception (3/31/06)                -19.07%   recent returns may be more or less than
                                              1 Year                            -37.07    those shown. All returns assume
                                             ==========================================   reinvestment of distributions at NAV.
                                                                                          Investment return and principal value will
                                             Institutional Class shares have no sales     fluctuate so your shares, when redeemed,
                                             charge; therefore, performance is at net     may be worth more or less than their
                                             asset value (NAV). Performance of            original cost. See full report for
                                             Institutional Class shares will differ       information on comparative benchmarks.
                                             from performance of other share classes      Please consult your Fund prospectus for
                                             primarily due to differing sales charges     more information. For the most current
                                             and class expenses.                          month-end performance, please call 800 451
                                                                                          4246 or visit invescoaim.com.
                                                The net annual Fund operating expense
                                             ratio set forth in the most recent Fund      (1) Total annual operating expenses less
                                             prospectus as of the date of this                any contractual fee waivers and/or
                                             supplement for Institutional Class shares        expense reimbursements by the advisor
                                             was 1.46%.(1) The total annual Fund              in effect through at least June 30,
                                             operating expense ratio set forth in the         2009. See current prospectus for more
                                             most recent Fund prospectus as of the date       information.
                                             of this supplement for Institutional Class
                                             shares was 3.98%. The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

==========================================
NASDAQ SYMBOL                        AJFIX
==========================================

Information on your Fund's expenses is shown later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.
                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   JAP-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

Supplement to Annual Report dated 10/31/08

AIM JAPAN FUND

Past performance cannot guarantee               The performance data shown in the chart
comparable future results.                   above is that of the Fund's institutional
                                             share class. The performance data shown in
   The data shown in the chart above         the chart in the annual report is that of
includes reinvested distributions and Fund   the Fund's Class A, B and C shares. The
expenses including management fees. Index    performance of the Fund's other share
results include reinvested dividends.        classes will differ primarily due to
Performance of an index of funds reflects    different sales charge structures and
fund expenses and management fees;           class expenses, and may be greater than or
performance of a market index does not.      less than the performance of the Fund's
Performance shown in the chart and           Institutional Class shares shown in the
table(s) does not reflect deduction of       chart above.
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.
                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   JAP-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES

Fund and index data from 3/31/06

           AIM Japan Fund-
            Institutional                              Tokyo Stock Price       Lipper Japan
  Date       Class Shares     MSCI EAFE Index(1)    Index (2) (price-only)    Funds Index(1)

3/31/06         $10000              $10000                 $10000                 $10000
   4/06           9960               10478                  10254                  10095
   5/06           9360               10071                   9560                   9317
   6/06           9070               10070                   9426                   9109
   7/06           8710               10170                   9325                   8759
   8/06           8890               10449                   9468                   8947
   9/06           8831               10465                   9280                   8901
  10/06           8851               10873                   9422                   9010
  11/06           8872               11197                   9418                   8953
  12/06           9052               11549                   9599                   9141
   1/07           9052               11627                   9683                   9207
   2/07           9362               11721                  10066                   9562
   3/07           9182               12020                   9909                   9414
   4/07           9042               12554                   9658                   9105
   5/07           9362               12774                   9800                   9313
   6/07           9382               12789                   9791                   9357
   7/07           9551               12601                   9730                   9427
   8/07           9252               12404                   9433                   9047
   9/07           9362               13068                   9575                   9231
  10/07           9411               13581                   9563                   9350
  11/07           8931               13135                   9394                   9095
  12/07           8421               12839                   8895                   8624
   1/08           7732               11653                   8600                   8123
   2/08           7572               11820                   8640                   8022
   3/08           7541               11695                   8259                   7968
   4/08           8001               12330                   8851                   8412
   5/08           8172               12450                   9073                   8641
   6/08           7532               11432                   8453                   8015
   7/08           7142               11065                   8209                   7670
   8/08           6672               10617                   7843                   7214
   9/08           5892                9082                   6963                   6571
  10/08           4890                7249                   6000                   5468
====================================================================================================================================

(1) Lipper Inc.

(2) Invesco Aim, Bloomberg L.P.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $611.20        $5.87       $1,017.85       $7.35        1.45%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM JAPAN FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   JAP-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM TRIMARK ENDEAVOR FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        10   Financial Statements
                        13   Notes to Financial Statements
                        19   Financial Highlights
                        21   Auditor's Report
                        22   Fund Expenses
                        23   Approval of Investment Advisory Agreement
                        26   Tax Information
                        27   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM TRIMARK ENDEAVOR FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain PHOTO] shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the
AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at
invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement
Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM TRIMARK ENDEAVOR FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       tion, our primary method of attempting to
                                                                                          reduce risk is to purchase businesses that
For the fiscal year ended October 31, 2008, all share classes of AIM Trimark Endeavor     are trading below their estimated
Fund, at net asset value, underperformed the Fund's broad market and peer group indexes   intrinsic value. Thus, if our assessment
but performed in line with the Fund's style-specific index.(triangle)                     of the company's future is incorrect and
                                                                                          the stock declines in price, the impact
   Your Fund's underperformance versus its broad market index was driven largely by       should be tempered since we originally
below-market returns from select investments in the consumer discretionary and            acquired the stock at less than its
finan-cials sectors. The largest positive contributors to absolute Fund performance,      estimated intrinsic value.
and Fund performance relative to the S&P 500 Index, were select retail and health care
investments.                                                                                 Holdings are considered for sale if:

   Your Fund's long-term performance appears later in this report.                        o  A more attractive investment
                                                                                             opportunity exists
FUND VS. INDEXES
                                                                                          o  Full value of the investment is deemed
Total returns, 10/31/07 to 10/31/08, at net asset value (NA V). Performance shown does       to have been realized
not include applicable contingent deferred sales charges (CDSC) or front-end sales
charges, which would have reduced performance.                                               Holdings are also considered for sale
                                                                                          if the original thesis for buying the
Class A Shares                                                                  -40.93%   company changes due to a fundamental
Class B Shares                                                                  -41.35    negative change in management strategy or
Class C Shares                                                                  -41.35    a fundamental negative change in the
Class R Shares                                                                  -41.00    competitive environment.
Class Y Shares*                                                                 -40.93
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    MARKET CONDITIONS AND YOUR FUND
Russell Midcap Index(triangle) (Style-Specific Index)                           -40.67
Lipper Mid-Cap Core Funds Index(triangle) (Peer Group Index)                    -37.50    Equity markets declined sharply during the
                                                                                          fiscal year as the financial crisis
(triangle) Lipper Inc.                                                                    intensified and global economic conditions
                                                                                          weakened.1 The price volatility in the
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     markets that began in July 2007
   of Fund performance.                                                                   accelerated during the fiscal year.
=======================================================================================   Additionally, record-high crude oil
                                                                                          prices, falling home values and the weak
HOW WE INVEST                                o  Sustainable competitive advantages        U.S. dollar placed significant pressure on
                                                                                          the purchasing power of U.S. consumers.
We view ourselves as business people         o  Strong growth prospects                   Later in the fiscal year, consumer
buying businesses, and we consider the                                                    confi-dence fell and market volatility
purchase of a stock as an ownership          o  High barriers to entry                    increased even further as evidence of a
interest in a business. We strive to                                                      global recession emerged.
develop a proprietary view of a business     o  Honest and capable management teams
through in-depth, fundamental research                                                       Our investment approach focuses on
that includes careful financial statement       Also central to the Trimark discipline    individual businesses rather than market
analysis and meetings with company           is our adherence to an investment horizon    sectors. Therefore, your Fund shares
management teams. We then seek to purchase   of three to five years. We use this          little in common with sector weightings of
businesses whose stock prices are below      long-term approach because we believe good   the Fund's indexes. However, if we were to
what we have calculated to be the true       business strategies usually take that        broadly categorize businesses with which
value of the company based on its future     amount of time to implement and to produce   we had the most success during the fiscal
cash flows, management performance and       strong earnings growth. We also use a        year, select investments in the retail
business fundamentals.                       concentrated portfolio approach,             industry and the health care sector made
                                             constructing a portfolio of about 25 to 50   the biggest contributions to Fund
   In conducting a comprehensive analysis    stocks. We believe this allows each
of a company, we strive to identify          investment opportunity to materially
primarily U.S. stocks which have:            impact the Fund performance.

                                                While deliberate efforts are made to
                                             reduce risk through industry diversifica-

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Health Care Equipment             11.0%    1. Tempur-Pedic International Inc.   6.4%
Consumer Discretionary               23.1%   2. Brewers                            7.5     2. UnitedHealth Group Inc.           5.8
Industrials                          22.7    3. Home Furnishings                   6.4     3. Molson Coors Brewing Co.-Class B  5.8
Health Care                          22.1    4. Communications Equipment           5.9     4. Kinetic Concepts, Inc.            5.6
Financials                           14.0    5. Managed Health Care                5.8     5. Zimmer Holdings, Inc.             5.4
Information Technology                8.6    ==========================================    6. Unum Group                        5.3
Consumer Staples                      7.5                                                  7. Pool Corp.                        5.0
Money Market Funds Plus                      ==========================================    8. Jones Lang LaSalle Inc.           4.8
   Other Assets Less Liabilities      2.0    Total Net Assets            $83.8 million     9. Manpower Inc.                     4.6
==========================================                                                10. Liz Claiborne, Inc.               4.5
                                             Total Number of Holdings*              28    ==========================================
                                             ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4             AIM TRIMARK ENDEAVOR FUND

performance. Select consumer discretionary   profitability over the long term.                        CLAYTON ZACHARIAS
and financials holdings were the largest                                                              Chartered Financial Analyst,
detractors from Fund performance for the        The estimated intrinsic values of most    [ZACHARIAS  portfolio manager, is lead
year. The Fund's small cash position also    businesses are relatively stable over           PHOTO]   manager of AIM Trimark
contributed to performance relative to the   time, but share prices fluctuate because                 Endeavor Fund. Mr. Zacharias
Russell Midcap Index in a falling market     they can be driven by emotion. The           began his financial services career in
environment.                                 divergence between estimated intrinsic       1994. He joined Invesco Trimark
                                             value and share price is usually at its      Investments in 2002 and became a
   Although the energy sector performed      greatest during times of excessive           portfolio manager in 2006. Mr. Zacharias
strongly during much of the fiscal year,     optimism or pessimism in equity markets.     earned a B.B.A. degree from Simon Fraser
we continued to avoid oil, gas and base      Equity markets this year have been the       University. He also is a chartered
metal company stocks as we believed the      most stressed they have been in decades --   accountant.
risk/reward balance in those sectors was     meaning there were many exceptional values
generally unattractive. Our avoidance of     to be had. While others were panicking and
this sector detracted from your Fund's       offering up these exceptional values, we
return relative to the Russell Midcap        were taking advantage of these
Index.                                       opportunities. A steadfast adherence to
                                             the proven Trimark investment process and
   We believe that it is extremely           a long-term view allows us to remain calm
difficult to accurately forecast the price   and rational while the markets are
of commodities, such as crude oil, in the    anything but.
short term. As such, we have shied away
from investing in businesses whose              During the fiscal year, we continued to
fortunes depend on the prices of             focus on finding quality businesses
commodities. Generally, as the price of a    trading at attractive valuations relative
commodity rises, consumers look for          to what we believe are their long-term
substitutes or simply use less of it. At     prospects. Given the many attractive
the same time, higher prices generally       opportunities in the market, we added
lead to an increase in supply as producers   several new companies to the Fund which we
of the commodity try to capitalize on the    believe has increased the overall quality
higher prices. The combination of falling    of the portfolio.
demand and increasing supply often leads
to lower prices for the commodity. We           We remain confident in the Fund's
believe this pattern may be occurring in     positioning over a three- to five-year
the current market cycle as oil prices       time horizon, particularly considering the
declined sharply during the third quarter    Fund's holdings are trading at meaningful
of 2008.                                     discounts to their estimated intrinsic
                                             values. These are high-quality companies
   The top contributor to Fund performance   that should benefit from a normalization
for the fiscal year was retailer ROSS        in both earnings power and valuation
STORES. The company's share price            multiples as the economy and financial
increased due to stronger-than-expected      markets strengthen.
sales. Economic weakness caused consumers
to become more value-conscious and migrate      As always, we thank you for your
to discount retailers. We reduced our        investment in AIM Trimark Endeavor Fund
position in Ross Stores during the year      and for sharing our long-term investment
based on valuation and our ability to find   perspective.
more attractive risk/reward opportunities
elsewhere.                                   (1) Lipper Inc.

   While several retail stocks contributed   The views and opinions expressed in
to Fund performance, LIZ CLAIBORNE was the   management's discussion of Fund
largest detractor from Fund performance      performance are those of lnvesco Aim
during the fiscal year. The company's        Advisors, Inc. These views and opinions
share price declined significantly as        are subject to change at any time based on
investors retreated from many consumer       factors such as market and economic
discretionary stocks with little regard      conditions. These views and opinions may
for the strong long-term fundamentals of     not be relied upon as investment advice or
many of the underlying businesses.           recommendations, or as an offer for a
Concerns about the U.S. economy generally    particular security. The information is
and the strength of consumer spending in     not a complete analysis of every aspect of
particular hurt many consumer                any market, country, industry, security or
discretionary stocks, including Liz          the Fund. Statements of fact are from
Claiborne. We believe investors have         sources considered reliable, but Invesco
overreacted and we remain confident in the   Aim Advisors, Inc. makes no representation
company's management team -- and their       or warranty as to their completeness or
plans to revitalize the business and         accuracy. Although historical performance
improve                                      is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5         AIM TRIMARK ENDEAVOR FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects     shown in the chart. The vertical axis,
comparable future results.                   fund expenses and management fees;            the one that indicates the dollar value
                                             performance of a market index does not.       of an investment, is constructed with
   The data shown in the chart include       Performance shown in the chart and table(s)   each segment representing a percent
reinvested distributions, applicable sales   does not reflect deduction of taxes a         change in the value of the investment.
charges and Fund expenses including          shareholder would pay on Fund distributions   In this chart, each segment represents a
management fees. Results for Class B         or sale of Fund shares.                       doubling, or 100% change, in the value
shares are calculated as if a hypothetical                                                 of the investment. In other words, the
shareholder had liquidated his entire           This chart, which is a logarithmic         space between $5,000 and $10,000 is the
investment in the Fund at the close of the   chart, presents the fluctuations in the       same size as the space between $10,000
reporting period and paid the applicable     value of the Fund and its indexes. We         and $20,000.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6         AIM TRIMARK ENDEAVOR FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES)

Index data from 10/31/03, Fund data from 11/4/03

              AIM Trimark        AIM Trimark        AIM Trimark
           Endeavor-Class A   Endeavor-Class B   Endeavor-Class C                      Russell Midcap      Lipper Mid-Cap
  Date          Shares             Shares             Shares        S&P 500 Index(1)      Index(1)      Core Funds Index(1)

10/31/03                                                                 $10000            $10000              $10000
   11/03        $ 9648             $10210             $10210              10088             10281               10273
   12/03          9818              10379              10379              10617             10589               10533
    1/04         10082              10649              10649              10811             10896               10818
    2/04         10271              10850              10850              10962             11131               11024
    3/04         10441              11020              11020              10796             11133               10998
    4/04         10281              10860              10860              10627             10725               10652
    5/04         10441              11020              11020              10773             10991               10819
    6/04         10810              11400              11400              10982             11295               11114
    7/04         10403              10970              10970              10619             10801               10548
    8/04         10252              10800              10800              10661             10848               10509
    9/04         10828              11401              11401              10777             11200               10877
   10/04         10895              11470              11470              10941             11509               11056
   11/04         11433              12030              12030              11384             12210               11714
   12/04         11887              12489              12489              11771             12730               12160
    1/05         11755              12350              12350              11484             12415               11841
    2/05         11820              12420              12420              11726             12798               12135
    3/05         11754              12340              12340              11518             12697               12012
    4/05         11254              11810              11810              11300             12293               11554
    5/05         11546              12110              12110              11659             12882               12103
    6/05         11943              12520              12520              11676             13228               12388
    7/05         12340              12930              12930              12110             13925               12962
    8/05         12208              12780              12780              11999             13828               12885
    9/05         12000              12550              12550              12097             14011               12992
   10/05         11839              12380              12380              11895             13590               12655
   11/05         12369              12920              12920              12344             14193               13181
   12/05         12767              13330              13330              12349             14340               13310
    1/06         13202              13770              13770              12676             15077               13994
    2/06         13212              13779              13779              12710             15059               13974
    3/06         13922              14509              14509              12868             15432               14356
    4/06         14178              14759              14759              13041             15540               14502
    5/06         13458              14009              14009              12666             15017               13928
    6/06         13496              14039              14039              12683             15035               13883
    7/06         13269              13789              13789              12761             14705               13618
    8/06         13629              14158              14158              13064             15079               13912
    9/06         13950              14488              14488              13400             15352               14091
   10/06         14831              15388              15388              13837             15956               14607
   11/06         15314              15877              15877              14100             16531               15046
   12/06         15729              16295              16295              14297             16529               15098
    1/07         16387              16969              16969              14513             17087               15538
    2/07         16655              17232              17232              14230             17115               15614
    3/07         17013              17591              17591              14389             17252               15815
    4/07         17492              18075              18075              15026             17909               16311
    5/07         17701              18286              18275              15550             18585               17000
    6/07         17462              18023              18023              15292             18166               16773
    7/07         17223              17770              17771              14819             17489               16107
    8/07         16855              17371              17371              15040             17519               16203
    9/07         16666              17171              17171              15602             18095               16627
   10/07         16676              17171              17171              15850             18387               16974
   11/07         15689              16149              16149              15187             17509               16149
   12/07         15038              15460              15460              15082             17454               16056
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    1/08         14907              15321              15321              14178             16317               15063
    2/08         14370              14766              14766              13718             15944               14752
    3/08         14053              14431              14431              13658             15713               14549
    4/08         14391              14754              14766              14323             16775               15455
    5/08         14643              15008              15009              14509             17535               16079
    6/08         13253              13574              13586              13287             16133               14937
    7/08         13691              14025              14025              13175             15722               14685
    8/08         14304              14638              14638              13366             16013               14960
    9/08         13188              13482              13482              12176             14050               13314
   10/08          9853               9898              10072              10131             10909               10608
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 BASED ON EXPENSES INCURRED DURING THE
As 10/31/08, including maximum applicable    As of 9/30/08, the most recent calendar      PERIOD COVERED BY THIS REPORT.
sales charges                                quarter-end, including maximum
                                             applicable sales charges                        CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS A SHARES                                                                            MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (11/4/03)                 -0.30%   CLASS A SHARES                               AND CLASS C SHARE PERFORMANCE REFLECTS THE
 1 Year                            -44.17    Ineption (11/4/03)                   5.81%   APPLICABLE CONTINGENT DEFERRED SALES
                                              1 Year                            -25.20    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CLASS B SHARES                                                                            CDSC ON CLASS B SHARES DECLINES FROM 5%
Inception (11/4/03)                 -0.21%   CLASS B SHARES                               BEGINNING AT THE TIME OF PURCHASE TO 0% AT
 1 Year                            -44.02    Inception (11/4/03)                  5.96%   THE BEGINNING OF THE SEVENTH YEAR. THE
                                              1 Year                            -25.06    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS C SHARES                                                                            YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception (11/4/03)                  0.14%   CLASS C SHARES                               HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                            -41.88    Inception (11/4/03)                  6.28%   SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                              1 Year                            -22.20    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
CLASS R SHARES                                                                            ON A TOTAL REDEMPTION OF RETIREMENT PLAN
Inception                            0.62%   CLASS R SHARES                               ASSETS WITHIN THE FIRST YEAR. CLASS Y
 1 Year                            -41.00    Inception                            6.78%   SHARES DO NOT HAVE A FRONT-END SALES
                                              1 Year                            -21.04    CHARGE OR A CDSC; THEREFORE, PERFORMANCE
CLASS Y SHARES                               ==========================================   IS AT NET ASSET VALUE.
Inception                            0.84%
 1 Year                            -40.93       THE PERFORMANCE DATA QUOTED REPRESENT        THE PERFORMANCE OF THE FUND'S SHARE
==========================================   PAST PERFORMANCE AND CANNOT GUARANTEE        CLASSES WILL DIFFER PRIMARILY DUE TO
                                             COMPARABLE FUTURE RESULTS; CURRENT           DIFFERENT SALES CHARGE STRUCTURES AND
CLASS R SHARES' INCEPTION DATE IS APRIL      PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CLASS EXPENSES.
30, 2004. RETURNS SINCE THAT DATE ARE        VISIT INVESCOAIM.COM FOR THE MOST RECENT
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    MONTH-END PERFORMANCE. PERFORMANCE FIGURES   (1) Total annual operating expenses less
BLENDED RETURNS OF HISTORICAL CLASS R        REFLECT REINVESTED DISTRIBUTIONS, CHANGES        any contractual fee waivers and/or
SHARE PERFORMANCE AND RESTATED CLASS A       IN NET ASSET VALUE AND THE EFFECT OF THE         expense reimbursements by the advisor
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MAXIMUM SALES CHARGE UNLESS OTHERWISE            in effect through at least June 30,
THE INCEPTION DATE OF CLASS R SHARES) AT     STATED. INVESTMENT RETURN AND PRINCIPAL          2009. See current prospectus for more
NET ASSET VALUE, ADJUSTED TO REFLECT THE     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE        information.
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   A GAIN OR LOSS WHEN YOU SELL SHARES.
R SHARES. CLASS A SHARES' INCEPTION DATE
IS NOVEMBER 4, 2003.                            THE NET ANNUAL FUND OPERATING EXPENSE
                                             RATIO SET FORTH IN THE MOST RECENT FUND
   CLASS Y SHARES' INCEPTION DATE IS         PROSPECTUS AS OF THE DATE OF THIS REPORT
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     FOR CLASS A, CLASS B, CLASS C, CLASS R AND
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    CLASS Y SHARES WAS 1.37%, 2.12%, 2.12%,
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      1.62% AND 1.12%, RESPECTIVELY.(1) THE
PERFORMANCE AND RESTATED CLASS A SHARE       TOTAL ANNUAL FUND OPERATING EXPENSE RATIO
PERFORMANCE (FOR PERIODS PRIOR TO THE        SET FORTH IN THE MOST RECENT FUND
INCEPTION DATE OF CLASS Y SHARES) AT NET     PROSPECTUS AS OF THE DATE OF THIS REPORT
ASSET VALUE. THE RESTATED CLASS A SHARE      FOR CLASS A, CLASS B, CLASS C, CLASS R AND
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CLASS Y SHARES WAS 1.38%, 2.13%, 2.13%,
APPLICABLE TO CLASS A SHARES AS WELL AS      1.63% AND 1.13%, RESPECTIVELY. THE EXPENSE
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    RATIOS PRESENTED ABOVE MAY VARY FROM THE
RECEIVED BY CLASS A SHARES. CLASS A          EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
SHARES' INCEPTION DATE IS NOVEMBER 4,        OF THIS REPORT THAT ARE



7               AIM TRIMARK ENDEAVOR FUND

AIM TRIMARK ENDEAVOR FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The S&P 500--REGISTERED TRADEMARK--       o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans       INDEX is a market                            TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares      capitalization-weighted index covering       TRADEMARK--) designation is a globally
   of any AIM fund.                             all major areas of the U.S. economy. It      recognized standard for measuring the
                                                is not the 500 largest companies, but        competence and integrity of investment
o  Class R shares are available only to         rather the most widely held 500              professionals.
   certain retirement plans. Please see         companies chosen with respect to market
   the prospectus for more information.         size, liquidity, and their industry.      o  The returns shown in management's
                                                                                             discussion of Fund performance are
o  Class Y shares are available only to      o  The RUSSELL MIDCAP--REGISTERED               based on net asset values calculated
   certain investors. Please see the            TRADEMARK-- INDEX measures the               for shareholder transactions. Generally
   prospectus for more information.             performance of the 800 smallest              accepted accounting principles require
                                                companies in the Russell                     adjustments to be made to the net
PRINCIPAL RISKS OF INVESTING IN THE FUND        1000--REGISTERED TRADEMARK-- Index,          assets of the Fund at period end for
                                                which represent approximately 30% of         financial reporting purposes, and as
o  Since a large percentage of the Fund's       the total market capitalization of the       such, the net asset values for
   assets may be invested in securities of      Russell 1000 Index. The Russell Midcap       shareholder transactions and the
   a limited number of companies, each          Index and the Russell 1000 Index are         returns based on those net asset values
   investment has a greater effect on the       trademarks/service marks of the Frank        may differ from the net asset values
   Fund's overall performance, and any          Russell Company. Russell--REGISTERED         and returns reported in the Financial
   change in the value of those securities      TRADEMARK-- is a trademark of the Frank      Highlights.
   could significantly affect the value of      Russell Company.
   your investment in the Fund.                                                           o  Industry classifications used in this
                                             o  The LIPPER MID-CAP CORE FUNDS INDEX is       report are generally according to the
o  The values of convertible securities in      an equally weighted representation of        Global Industry Classification
   which the Fund invests may be affected       the largest funds in the Lipper Mid-Cap      Standard, which was developed by and is
   by market interest rates, the risk that      Core Funds category. These funds have        the exclusive property and a service
   the issuer may default on interest or        an average price-to-earnings ratio,          mark of MSCI Inc. and Standard &
   principal payments, and the value of         price-to-book ratio, and three-year          Poor's.
   the underlying common stock into which       sales-per-share growth value, compared
   these securities may be converted.           to the S&P MidCap 400 Index.

o  Prices of equity securities change in     o   The Fund is not managed to track the
   response to many factors, including the      performance of any particular index,
   historical and prospective earnings of       including the indexes defined here, and
   the issuer, the value of its assets,         consequently, the performance of the
   general economic conditions, interest        Fund may deviate significantly from the
   rates, investor perceptions and market       performance of the indexes.
   liquidity.
                                              o  A direct investment cannot be made in
o  Foreign securities have additional            an index. Unless otherwise indicated,
   risks, including exchange rate changes,       index results include reinvested
   political and economic upheaval,              dividends, and they do not reflect
   relative lack of information,                 sales charges. Performance of an index
   relatively low market liquidity, and          of funds reflects fund expenses;
   the potential lack of strict financial        performance of a market index does not.
   and accounting controls and standards.

o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ATDAX
=======================================================================================   Class B Shares                       ATDBX
                                                                                          Class C Shares                       ATDCX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class R Shares                       ATDRX
                                                                                          Class Y Shares                       ATDYX
                                                                                          ==========================================


8               AIM TRIMARK ENDEAVOR FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008




                                                      SHARES       VALUE
---------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-98.03%

AIRLINES-1.83%

Ryanair Holdings PLC-ADR (Ireland)(b)                 68,800    $ 1,532,176
===========================================================================


APPAREL RETAIL-2.80%

Ross Stores, Inc.                                     71,800      2,347,142
===========================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-4.50%

Liz Claiborne, Inc.                                  462,200      3,766,930
===========================================================================


BREWERS-7.46%

Grupo Modelo, S.A. de C.V.-Series C (Mexico)         455,800      1,395,689
---------------------------------------------------------------------------
Molson Coors Brewing Co.-Class B                     129,808      4,849,627
===========================================================================
                                                                  6,245,316
===========================================================================


BROADCASTING-3.06%

Grupo Televisa S.A.-ADR (Mexico)                     145,000      2,560,700
===========================================================================


BUILDING PRODUCTS-3.24%

Kingspan Group PLC (Ireland)                         471,400      2,717,978
===========================================================================


COMMUNICATIONS EQUIPMENT-5.90%

Plantronics, Inc.                                    220,000      3,176,800
---------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)                   35,000      1,765,050
===========================================================================
                                                                  4,941,850
===========================================================================


DIVERSIFIED BANKS-0.00%

HBOS PLC (United Kingdom)                                 --              0
===========================================================================


DIVERSIFIED REAL ESTATE ACTIVITIES-4.82%

Jones Lang LaSalle Inc.                              122,625      4,036,815
===========================================================================


HEALTH CARE DISTRIBUTORS-3.78%

Patterson Cos. Inc.(b)                               125,000      3,166,250
===========================================================================


HEALTH CARE EQUIPMENT-11.00%

Kinetic Concepts, Inc.(b)                            194,400      4,706,424
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(b)                              97,000      4,503,710
===========================================================================
                                                                  9,210,134
===========================================================================


HEALTH CARE SERVICES-1.56%

AMN Healthcare Services, Inc.(b)                     145,800      1,310,742
===========================================================================


HOME FURNISHINGS-6.42%

Tempur-Pedic International Inc.(b)                   688,200      5,374,842
===========================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-4.61%

Manpower Inc.                                        124,000      3,860,120
===========================================================================


INDUSTRIAL CONGLOMERATES-4.07%

DCC PLC (Ireland)                                    218,800      3,410,198
===========================================================================


INDUSTRIAL MACHINERY-2.07%

Graco Inc.                                            70,300      1,738,519
===========================================================================


INTERNET SOFTWARE & SERVICES-2.73%

eBay Inc.(b)                                         150,000      2,290,500
===========================================================================


LEISURE PRODUCTS-4.97%

Pool Corp.                                           239,000      4,160,990
===========================================================================


LIFE & HEALTH INSURANCE-5.26%

Unum Group                                           280,000      4,410,000
===========================================================================


MANAGED HEALTH CARE-5.81%

UnitedHealth Group Inc.                              205,000      4,864,650
===========================================================================


MULTI-LINE INSURANCE-3.91%

Vienna Insurance Group (Austria)                     120,000      3,277,397
===========================================================================


RESTAURANTS-1.36%

Tim Hortons, Inc. (Canada)                             3,000         75,183
---------------------------------------------------------------------------
Tim Hortons, Inc. (Canada)(c)                         42,172      1,061,469
===========================================================================
                                                                  1,136,652
===========================================================================


TRADING COMPANIES & DISTRIBUTORS-2.75%

Grafton Group PLC (Ireland)(b)(d)                    763,200      2,299,778
===========================================================================


TRUCKING-4.12%

Con-way Inc.                                         101,300      3,448,252
===========================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $130,344,060)                                       82,107,931
===========================================================================



MONEY MARKET FUNDS-0.97%

Liquid Assets Portfolio-Institutional Class(e)       407,532        407,532
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)             407,532        407,532
===========================================================================
     Total Money Market Funds (Cost $815,064)                       815,064
===========================================================================
TOTAL INVESTMENTS-99.00% (Cost $131,159,124)                     82,922,995
===========================================================================
OTHER ASSETS LESS LIABILITIES-1.00%                                 834,219
===========================================================================
NET ASSETS-100.00%                                              $83,757,214
___________________________________________________________________________
===========================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c)   Traded on New York Stock Exchange.
(d) Each unit is comprised of one ordinary share of Euro 0.05, one C share and twenty Class A shares.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TRIMARK ENDEAVOR FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $130,344,060)                           $ 82,107,931
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                     815,064
======================================================
     Total investments (Cost
       $131,159,124)                        82,922,995
======================================================
Cash                                         2,094,473
------------------------------------------------------
Foreign currencies, at value (Cost
  $197,198)                                    179,967
------------------------------------------------------
Receivables for:
  Investments sold                           1,174,353
------------------------------------------------------
  Fund shares sold                               8,973
------------------------------------------------------
  Dividends                                     72,606
------------------------------------------------------
  Foreign currency contracts
     outstanding                               261,553
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              9,130
------------------------------------------------------
Other assets                                    44,416
======================================================
     Total assets                           86,768,466
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                     2,820,193
------------------------------------------------------
  Accrued fees to affiliates                    91,948
------------------------------------------------------
  Accrued other operating expenses              82,259
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              16,852
======================================================
     Total liabilities                       3,011,252
======================================================
Net assets applicable to shares
  outstanding                             $ 83,757,214
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $144,022,921
------------------------------------------------------
Undistributed net investment income            267,156
------------------------------------------------------
Undistributed net realized gain (loss)     (12,537,050)
------------------------------------------------------
Unrealized appreciation (depreciation)     (47,995,813)
======================================================
                                          $ 83,757,214
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $ 54,056,132
______________________________________________________
======================================================
Class B                                   $  7,770,968
______________________________________________________
======================================================
Class C                                   $ 14,941,206
______________________________________________________
======================================================
Class R                                   $  4,317,190
______________________________________________________
======================================================
Class Y                                   $    342,935
______________________________________________________
======================================================
Institutional Class                       $  2,328,783
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      6,011,164
______________________________________________________
======================================================
Class B                                        893,058
______________________________________________________
======================================================
Class C                                      1,716,612
______________________________________________________
======================================================
Class R                                        484,532
______________________________________________________
======================================================
Class Y                                         38,103
______________________________________________________
======================================================
Institutional Class                            255,184
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       8.99
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.99 divided
     by 94.50%)                           $       9.51
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       8.70
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       8.70
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $       8.91
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       9.00
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       9.12
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TRIMARK ENDEAVOR FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $27,346)                             $  2,576,603
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                             358,645
------------------------------------------------------------------------------------------------
Interest                                                                                 119,734
================================================================================================
     Total investment income                                                           3,054,982
================================================================================================


EXPENSES:

Advisory fees                                                                          1,176,391
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            31,249
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                260,262
------------------------------------------------------------------------------------------------
  Class B                                                                                148,256
------------------------------------------------------------------------------------------------
  Class C                                                                                288,886
------------------------------------------------------------------------------------------------
  Class R                                                                                 28,247
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  450,335
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         493
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 20,190
------------------------------------------------------------------------------------------------
Other                                                                                    273,204
================================================================================================
     Total expenses                                                                    2,727,513
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (25,917)
================================================================================================
     Net expenses                                                                      2,701,596
================================================================================================
Net investment income                                                                    353,386
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (12,769,772)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (75,833)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                             146,985
================================================================================================
                                                                                     (12,698,620)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                              (61,908,534)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (22,440)
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                             347,333
================================================================================================
                                                                                     (61,583,641)
================================================================================================
Net realized and unrealized gain (loss)                                              (74,282,261)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(73,928,875)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TRIMARK ENDEAVOR FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008             2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $     353,386     $    479,566
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (12,698,620)      18,022,812
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (61,583,641)      (7,160,398)
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (73,928,875)      11,341,980
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (376,121)              --
----------------------------------------------------------------------------------------------------------
  Class R                                                                          (7,345)              --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (39,223)              --
==========================================================================================================
     Total distributions from net investment income                              (422,689)             --
==========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (11,984,664)      (3,919,542)
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,746,530)        (773,210)
----------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,294,859)        (903,084)
----------------------------------------------------------------------------------------------------------
  Class R                                                                        (452,904)         (43,605)
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (460,266)        (244,108)
==========================================================================================================
     Total distributions from net realized gains                              (17,939,223)      (5,883,549)
==========================================================================================================
Share transactions-net:
  Class A                                                                     (43,987,396)      85,665,910
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (5,712,928)       7,486,474
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (10,160,311)      24,967,920
----------------------------------------------------------------------------------------------------------
  Class R                                                                       2,611,447        4,124,431
----------------------------------------------------------------------------------------------------------
  Class Y                                                                         426,655               --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,191,859)         778,488
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (58,014,392)     123,023,223
==========================================================================================================
     Net increase (decrease) in net assets                                   (150,305,179)     128,481,654
==========================================================================================================


NET ASSETS:

  Beginning of year                                                           234,062,393      105,580,739
==========================================================================================================
  End of year (includes undistributed net investment income of $267,156
     and $404,418, respectively)                                            $  83,757,214     $234,062,393
__________________________________________________________________________________________________________
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM TRIMARK ENDEAVOR FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Endeavor Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


13        AIM TRIMARK ENDEAVOR FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are

14        AIM TRIMARK ENDEAVOR FUND
      included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between Invesco Aim and Invesco Trimark Ltd. ("Invesco Trimark"), Invesco Aim paid Invesco Trimark 40% of the amount of AIM's compensation on the sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $15,687.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $1,681.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $22,877 in front-end sales commissions from the sale of Class A shares and $4,251, $44,577, $24,758 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $8,549.


15        AIM TRIMARK ENDEAVOR FUND

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $3,169 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                      OPEN FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------
                                              CONTRACT TO
SETTLEMENT                       ------------------------------------                           UNREALIZED
DATE                                   DELIVER               RECEIVE            VALUE          APPRECIATION
-----------------------------------------------------------------------------------------------------------
1/15/09                          EUR  3,000,000        USD  4,077,600        $3,816,047          $261,553
___________________________________________________________________________________________________________
===========================================================================================================



Currency Abbreviations:

EUR  - Euro
USD  - U.S. Dollar


NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 2,428,251     $       --
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        15,933,661      5,883,549
=======================================================================================================
Total distributions                                                          $18,361,912     $5,883,549
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    287,575
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (48,236,443)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (21,237)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (20,419)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (12,275,183)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        144,022,921
================================================================================================
Total net assets                                                                    $ 83,757,214
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.


16        AIM TRIMARK ENDEAVOR FUND

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                   $12,275,183
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $44,943,022 and $109,848,393, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  2,326,891
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (50,563,334)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(48,236,443)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $131,159,438.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on October 31, 2008, undistributed net investment income was decreased by $67,959, undistributed net realized gain (loss) was increased by $83,641 and shares of beneficial interest decreased by $15,682. This reclassification had no effect on the net assets of the Fund.


17        AIM TRIMARK ENDEAVOR FUND

NOTE 10--SHARE INFORMATION


                                                SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                             ------------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ----------------------------
                                                               SHARES          AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,030,805     $ 26,755,887     10,899,707     $ 186,278,865
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       250,760        3,125,214        785,351        13,097,611
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       503,298        6,504,617      2,003,231        33,506,822
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       355,818        4,720,063        282,153         4,788,029
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     39,944          443,919             --                --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           119,428        1,555,730        375,994         6,448,262
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       822,906       11,528,916        227,390         3,572,301
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       120,565        1,644,511         46,017           709,126
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       231,999        3,164,459         55,785           859,649
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        33,111          460,249          2,793            43,605
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            35,325          499,489         15,411           244,108
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       143,172        1,826,640         97,635         1,624,360
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (147,475)      (1,826,640)       (99,825)       (1,624,360)
=========================================================================================================================
Reacquired:
  Class A(b)                                                 (6,503,814)     (84,098,839)    (6,154,238)     (105,809,616)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (696,141)      (8,656,013)      (282,598)       (4,695,903)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,582,251)     (19,829,387)      (563,514)       (9,398,551)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (200,019)      (2,568,865)       (41,449)         (707,203)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (1,841)         (17,264)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (245,764)      (3,247,078)      (334,672)       (5,913,882)
=========================================================================================================================
     Net increase (decrease) in share activity               (4,690,174)    $(58,014,392)     7,315,171     $ 123,023,223
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------
Class Y                                                                       38,884     $ 432,389
--------------------------------------------------------------------------------------------------
Class A                                                                      (38,884)     (432,389)
__________________________________________________________________________________________________
==================================================================================================





18        AIM TRIMARK ENDEAVOR FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                             NET GAINS
                                            (LOSSES) ON
                    NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                      VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                    BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                    OF PERIOD   (LOSS)(A)   UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08            $16.73     $ 0.05       $(6.42)      $(6.37)     $(0.04)       $(1.33)        $(1.37)      $ 8.99
Year ended
  10/31/07             15.66       0.07         1.82         1.89          --         (0.82)         (0.82)       16.73
Year ended
  10/31/06             12.53      (0.02)        3.18         3.16       (0.03)           --          (0.03)       15.66
Year ended
  10/31/05             11.53       0.01         0.99         1.00          --            --             --        12.53
Year ended
  10/31/04(e)          10.00      (0.05)        1.58         1.53          --            --             --        11.53
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08             16.30      (0.04)       (6.23)       (6.27)         --         (1.33)         (1.33)        8.70
Year ended
  10/31/07             15.39      (0.06)        1.79         1.73          --         (0.82)         (0.82)       16.30
Year ended
  10/31/06             12.38      (0.13)        3.14         3.01          --            --             --        15.39
Year ended
  10/31/05             11.47      (0.08)        0.99         0.91          --            --             --        12.38
Year ended
  10/31/04(e)          10.00      (0.13)        1.60         1.47          --            --             --        11.47
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08             16.30      (0.04)       (6.23)       (6.27)         --         (1.33)         (1.33)        8.70
Year ended
  10/31/07             15.39      (0.06)        1.79         1.73          --         (0.82)         (0.82)       16.30
Year ended
  10/31/06             12.38      (0.13)        3.14         3.01          --            --             --        15.39
Year ended
  10/31/05             11.47      (0.08)        0.99         0.91          --            --             --        12.38
Year ended
  10/31/04(e)          10.00      (0.13)        1.60         1.47          --            --             --        11.47
-------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  10/31/08             16.59       0.02        (6.35)       (6.33)      (0.02)        (1.33)         (1.35)        8.91
Year ended
  10/31/07             15.58       0.03         1.80         1.83          --         (0.82)         (0.82)       16.59
Year ended
  10/31/06             12.48      (0.06)        3.18         3.12       (0.02)           --          (0.02)       15.58
Year ended
  10/31/05             11.51      (0.02)        0.99         0.97          --            --             --        12.48
Year ended
  10/31/04(e)          10.88      (0.04)        0.67         0.63          --            --             --        11.51
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)          11.18       0.00        (2.18)       (2.18)         --            --             --         9.00
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08             16.94       0.12        (6.49)       (6.37)      (0.12)        (1.33)         (1.45)        9.12
Year ended
  10/31/07             15.78       0.15         1.83         1.98          --         (0.82)         (0.82)       16.94
Year ended
  10/31/06             12.61       0.05         3.20         3.25       (0.08)           --          (0.08)       15.78
Year ended
  10/31/05             11.55       0.06         1.00         1.06          --            --             --        12.61
Year ended
  10/31/04(e)          10.88      (0.01)        0.68         0.67          --            --             --        11.55
_________________________________________________________________________________________________________________________
=========================================================================================================================

                                                   RATIO OF          RATIO OF
                                                   EXPENSES          EXPENSES
                                                  TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                  NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                 NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                      TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                    RETURN(B)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(C)
------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08            (41.00)%    $ 54,056            1.52%(d)          1.53%(d)        0.42%(d)      30%
Year ended
  10/31/07             12.44       159,244            1.35              1.39            0.40          39
Year ended
  10/31/06             25.26        69,660            1.56              1.62           (0.16)         28
Year ended
  10/31/05              8.67        55,124            1.66              1.71            0.04          15
Year ended
  10/31/04(e)          15.30        24,996            2.00(f)           3.02(f)        (0.49)(f)      35
------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08            (41.41)        7,771            2.27(d)           2.28(d)        (0.33)(d)      30
Year ended
  10/31/07             11.58        22,258            2.10              2.14           (0.35)         39
Year ended
  10/31/06             24.31        14,104            2.31              2.37           (0.91)         28
Year ended
  10/31/05              7.93        13,237            2.35              2.40           (0.65)         15
Year ended
  10/31/04(e)          14.70         6,403            2.65(f)           3.67(f)        (1.14)(f)      35
------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08            (41.41)       14,941            2.27(d)           2.28(d)        (0.33)(d)      30
Year ended
  10/31/07             11.58        41,790            2.10              2.14           (0.35)         39
Year ended
  10/31/06             24.31        16,437            2.31              2.37           (0.91)         28
Year ended
  10/31/05              7.93        12,910            2.35              2.40           (0.65)         15
Year ended
  10/31/04(e)          14.70         5,944            2.65(f)           3.67(f)        (1.14)(f)      35
------------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  10/31/08            (41.06)        4,317            1.77(d)           1.78(d)         0.17(d)       30
Year ended
  10/31/07             12.11         4,905            1.60              1.64            0.15          39
Year ended
  10/31/06             25.04           812            1.81              1.87           (0.41)         28
Year ended
  10/31/05              8.43           253            1.85              1.90           (0.15)         15
Year ended
  10/31/04(e)           5.79            34            2.15(f)           3.17(f)        (0.64)(f)      35
------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)         (19.50)          343          1.32(d)(f)        1.34(d)(f)      0.62(d)(f)      30
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08            (40.66)        2,329            0.98(d)         0.99(d)           0.96(d)       30
Year ended
  10/31/07             12.94         5,864            0.90              0.94            0.85          39
Year ended
  10/31/06             25.91         4,567            1.05              1.11            0.35          28
Year ended
  10/31/05              9.18         3,396            1.18              1.23            0.52          15
Year ended
  10/31/04(e)           6.16         1,779            1.62(f)           2.64(f)        (0.11)(f)      35
____________________________________________________________________________________________________________
============================================================================================================



(a)   Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios based on average daily net assets (000's omitted) of $104,105, $14,826, $28,889, $5,649, $353 and $4,411 for Class A, Class B, Class C,
      Class R, Class Y and Institutional Class shares, respectively.
(e) Class A, Class B and Class C shares commenced on November 4, 2003; Class R and Institutional Class shares commenced on April 30, 2004 and Class Y shares commenced on October 3, 2008.
(f)   Annualized.


19        AIM TRIMARK ENDEAVOR FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



20        AIM TRIMARK ENDEAVOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Trimark Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Endeavor Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




21        AIM TRIMARK ENDEAVOR FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $684.40        $6.77       $1,017.09       $ 8.11       1.60%
---------------------------------------------------------------------------------------------------
        B            1,000.00        682.60         9.94        1,013.32        11.89       2.35
---------------------------------------------------------------------------------------------------
        C            1,000.00        682.10         9.94        1,013.32        11.89       2.35
---------------------------------------------------------------------------------------------------
        R            1,000.00        684.60         7.83        1,015.84         9.37       1.85
---------------------------------------------------------------------------------------------------
        Y            1,000.00        805.00         0.94        1,018.50         6.70       1.32
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


22        AIM TRIMARK ENDEAVOR FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     (Lipper), under the direction and            Invesco Aim, that the Trustees may focus
Investment Funds is required under the       supervision of the independent Senior        to a greater extent on certain aspects of
Investment Company Act of 1940 to approve    Officer who also prepares a separate         these arrangements in some years than in
annually the renewal of the AIM Trimark      analysis of this information for the         others, and that the Trustees'
Endeavor Fund's (the Fund) investment        Trustees. Each Sub-Committee then makes      deliberations and conclusions in a
advisory agreement with Invesco Aim          recommendations to the Investments           particular year may be based in part on
Advisors, Inc. (Invesco Aim). During         Committee regarding the performance, fees    their deliberations and conclusions of
contract renewal meetings held on June       and expenses of their assigned funds. The    these same arrangements throughout the
18-19, 2008, the Board as a whole and the    Investments Committee considers each         year and in prior years.
disinterested or "independent" Trustees,     Sub-Committee's recommendations and makes
voting separately, approved the              its own recommendations regarding the        FACTORS AND CONCLUSIONS AND SUMMARY OF
continuance of the Fund's investment         performance, fees and expenses of the AIM    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement for another year,         Funds to the full Board. The Investments
effective July 1, 2008. In doing so, the     Committee also considers each                The discussion below serves as a summary
Board determined that the Fund's             Sub-Committee's recommendations in making    of the Senior Officer's independent
investment advisory agreement is in the      its annual recommendation to the Board       written evaluation with respect to the
best interests of the Fund and its           whether to approve the continuance of each   Fund's investment advisory agreement as
shareholders and that the compensation to    AIM Fund's investment advisory agreement     well as a discussion of the material
Invesco Aim under the Fund's investment      and sub-advisory agreements for another      factors and related conclusions that
advisory agreement is fair and reasonable.   year.                                        formed the basis for the Board's approval
                                                                                          of the Fund's investment advisory
   The independent Trustees met separately      The independent Trustees are assisted     agreement and sub-advisory agreements.
during their evaluation of the Fund's        in their annual evaluation of the Fund's     Unless otherwise stated, information set
investment advisory agreement with           investment advisory agreement by the         forth below is as of June 19, 2008 and
independent legal counsel from whom they     independent Senior Officer. One              does not reflect any changes that may have
received independent legal advice, and the   responsibility of the Senior Officer is to   occurred since that date, including but
independent Trustees also received           manage the process by which the AIM Funds'   not limited to changes to the Fund's
assistance during their deliberations from   proposed management fees are negotiated      performance, advisory fees, expense
the independent Senior Officer, a            during the annual contract renewal process   limitations and/or fee waivers.
full-time officer of the AIM Funds who       to ensure that they are negotiated in a
reports directly to the independent          manner that is at arms' length and           I. Investment Advisory Agreement
Trustees.                                    reasonable. Accordingly, the Senior
                                             Officer must either supervise a                 A. Nature, Extent and Quality of
THE BOARD'S FUND EVALUATION PROCESS          competitive bidding process or prepare an          Services Provided by Invesco Aim
                                             independent written evaluation. The Senior
The Board's Investments Committee has        Officer has recommended that an              The Board reviewed the advisory services
established three Sub-Committees that are    independent written evaluation be provided   provided to the Fund by Invesco Aim under
responsible for overseeing the management    and, at the direction of the Board, has      the Fund's investment advisory agreement,
of a number of the series portfolios of      prepared an independent written              the performance of Invesco Aim in
the AIM Funds. This Sub-Committee            evaluation.                                  providing these services, and the
structure permits the Trustees to focus on                                                credentials and experience of the officers
the performance of the AIM Funds that have      During the annual contract renewal        and employees of Invesco Aim who provide
been assigned to them. The Sub-Committees    process, the Board considered the factors    these services. The Board's review of the
meet throughout the year to review the       discussed below under the heading "Factors   qualifications of Invesco Aim to provide
performance of their assigned funds, and     and Conclusions and Summary of Independent   these services included the Board's
the Sub-Committees review monthly and        Written Fee Evaluation" in evaluating the    consideration of Invesco Aim's portfolio
quarterly comparative performance            fairness and reasonableness of the Fund's    and product review process, various back
information and periodic asset flow data     investment advisory agreement and            office support functions provided by
for their assigned funds. These materials    sub-advisory agreements at the contract      Invesco Aim and its affiliates, and
are prepared under the direction and         renewal meetings and at their meetings       Invesco Aim's equity and fixed income
supervision of the independent Senior        throughout the year as part of their         trading operations. The Board concluded
Officer. Over the course of each year, the   ongoing oversight of the Fund. The Fund's    that the nature, extent and quality of the
Sub-Committees meet with portfolio           investment advisory agreement and            advisory services provided to the Fund by
managers for their assigned funds and        sub-advisory agreements were considered      Invesco Aim were appropriate and that
other members of management and review       separately, although the Board also          Invesco Aim currently is providing
with these individuals the performance,      considered the common interests of all of    satisfactory advisory services in
investment objective(s), policies,           the AIM Funds in their deliberations. The    accordance with the terms of the Fund's
strategies and limitations of these funds.   Board considered all of the information      investment advisory agreement. In
                                             provided to them and did not identify any    addition, based on their ongoing meetings
   In addition to their meetings             particular factor that was controlling.      throughout the year with the Fund's
throughout the year, the Sub-Committees      Each Trustee may have evaluated the          portfolio manager or managers, the Board
meet at designated contract renewal          information provided differently from one    concluded that these individuals are
meetings each year to conduct an in-depth    another and attributed different weight to   competent and able to continue to carry
review of the performance, fees and          the various factors. The Trustees            out their responsibilities under the
expenses of their assigned funds. During     recognized that the advisory arrangements    Fund's investment advisory agreement.
the contract renewal process, the Trustees   and resulting advisory fees for the Fund
receive comparative performance and fee      and the other AIM Funds are the result of       In determining whether to continue the
data regarding the AIM Funds prepared by     years of review and negotiation between      Fund's investment advisory agreement, the
an independent company, Lipper, Inc.         the Trustees and                             Board considered the prior relationship
                                                                                          between Invesco Aim and the Fund, as well
                                                                                          as the Board's knowledge

                                                                                                                           continued


23              AIM TRIMARK ENDEAVOR FUND

of Invesco Aim's operations, and concluded   tual advisory fee rate to the contractual    schedule or through advisory fee waivers
that it was beneficial to maintain the       advisory fee rates of funds in the Fund's    or expense limitations. The Board noted
current relationship, in part, because of    Lipper expense group that are not managed    that the Fund's contractual advisory fee
such knowledge. The Board also considered    by Invesco Aim, at a common asset level      schedule includes seven breakpoints, but
the steps that Invesco Aim and its           and as of the end of the past calendar       that, due to the Fund's asset level at the
affiliates have taken over the last          year. The Board noted that the Fund's        end of the past calendar year and the way
several years to improve the quality and     contractual advisory fee rate was below      in which the breakpoints have been
efficiency of the services they provide to   the median contractual advisory fee rate     structured, the Fund is not benefiting
the AIM Funds in the areas of investment     of funds in its expense group. The Board     from the breakpoints. Based on this
performance, product line diversification,   also reviewed the methodology used by        information, the Board concluded that the
distribution, fund operations, shareholder   Lipper in determining contractual fee        Fund's advisory fees would reflect
services and compliance. The Board           rates.                                       economies of scale at higher asset levels.
concluded that the quality and efficiency                                                 The Board also noted that the Fund shares
of the services Invesco Aim and its             The Board also compared the Fund's        directly in economies of scale through
affiliates provide to the AIM Funds in       effective fee rate (the advisory fee after   lower fees charged by third party service
each of these areas have generally           any advisory fee waivers and before any      providers based on the combined size of
improved, and support the Board's approval   expense limitations/waivers) to the          all of the AIM Funds and affiliates.
of the continuance of the Fund's             advisory fee rates of other clients of
investment advisory agreement.               Invesco Aim and its affiliates with             E. Profitability and Financial
                                             investment strategies comparable to those          Resources of Invesco Aim
   B. Fund Performance                       of the Fund, including two mutual funds
                                             advised by Invesco Aim. The Board noted      The Board reviewed information from
The Board compared the Fund's performance    that the Fund's rate was above the rates     Invesco Aim concerning the costs of the
during the past one and three calendar       for the two mutual funds.                    advisory and other services that Invesco
years to the performance of funds in the                                                  Aim and its affiliates provide to the Fund
Fund's performance group that are not           Additionally, the Board compared the      and the profitability of Invesco Aim and
managed by Invesco Aim, and against the      Fund's effective fee rate to the total       its affiliates in providing these
performance of all funds in the Lipper       advisory fees paid by numerous separately    services. The Board also reviewed
Mid-Cap Core Funds Index. The Board also     managed accounts/wrap accounts advised by    information concerning the financial
reviewed the criteria used by Invesco Aim    an Invesco Aim affiliate. The Board noted    condition of Invesco Aim and its
to identify the funds in the Fund's          that the Fund's rate was generally above     affiliates. The Board also reviewed with
performance group for inclusion in the       the rates for the separately managed         Invesco Aim the methodology used to
Lipper reports. The Board noted that the     accounts/ wrap accounts. The Board           prepare the profitability information. The
Fund's performance was in the fifth          considered that management of the            Board considered the overall profitability
quintile of its performance group for the    separately managed accounts/wrap accounts    of Invesco Aim, as well as the
one year period and the fourth quintile      by the Invesco Aim affiliate involves        profitability of Invesco Aim in connection
for the three year period (the first         different levels of services and different   with managing the Fund. The Board noted
quintile being the best performing funds     operational and regulatory requirements      that Invesco Aim continues to operate at a
and the fifth quintile being the worst       than Invesco Aim's management of the Fund.   net profit, although increased expenses in
performing funds). The Board noted that      The Board concluded that these differences   recent years have reduced the
the Fund's performance was below the         are appropriately reflected in the fee       profitability of Invesco Aim and its
performance of the Index for the one and     structure for the Fund.                      affiliates. The Board concluded that the
three year periods. The Board noted that                                                  Fund's fees were fair and reasonable, and
Invesco Aim acknowledges the Fund's             The Board noted that Invesco Aim has      that the level of profits realized by
underperformance because of shorter term     not proposed any advisory fee waivers or     Invesco Aim and its affiliates from
performance results and continues to         expense limitations for the Fund. The        providing services to the Fund was not
monitor the Fund. The Board also             Board concluded that it was not necessary    excessive in light of the nature, quality
considered the steps Invesco Aim has taken   at this time to discuss with Invesco Aim     and extent of the services provided. The
over the last several years to improve the   whether to implement any fee waivers or      Board considered whether Invesco Aim is
quality and efficiency of the services       expense limitations because the Fund's       financially sound and has the resources
that Invesco Aim provides to the AIM         total expenses for most classes were at or   necessary to perform its obligations under
Funds. The Board concluded that Invesco      below the median total expenses of the       the Fund's investment advisory agreement,
Aim continues to be responsive to the        funds in the Fund's Lipper expense group     and concluded that Invesco Aim has the
Board's focus on fund performance.           that are not managed by Invesco Aim.         financial resources necessary to fulfill
However, due to the Fund's                                                                these obligations.
underperformance, the Board also                After taking account of the Fund's
concluded that it would be appropriate for   contractual advisory fee rate, as well as       F. Independent Written Evaluation of
the Board to continue to monitor more        the comparative advisory fee information           the Fund's Senior Officer
closely the performance of the Fund.         discussed above, the Board concluded that
Although the independent written             the Fund's advisory fees were fair and       The Board noted that, at their direction,
evaluation of the Fund's Senior Officer      reasonable.                                  the Senior Officer of the Fund, who is
only considered Fund performance through                                                  independent of Invesco Aim and Invesco
the most recent calendar year, the Board        D. Economies of Scale and Breakpoints     Aim's affiliates, had prepared an
also reviewed more recent Fund performance                                                independent written evaluation to assist
and this review did not change their         The Board considered the extent to which     the Board in determining the
conclusions.                                 there are economies of scale in Invesco      reasonableness of the proposed management
                                             Aim's provision of advisory services to      fees of the AIM Funds, including the Fund.
   C. Advisory Fees and Fee Waivers          the Fund. The Board also considered          The Board noted that they had relied upon
                                             whether the Fund benefits from such          the Senior Officer's written evaluation
The Board compared the Fund's contrac-       economies of scale through contractual       instead of a competitive bidding process.
                                             breakpoints in the Fund's advisory fee

                                                                                                                           continued


24            AIM TRIMARK ENDEAVOR FUND

In determining whether to continue the       payable by the Fund in an amount equal to    of funds in the Fund's performance group
Fund's investment advisory agreement, the    100% of the net advisory fees Invesco Aim    that are not managed by Invesco Aim, and
Board considered the Senior Officer's        receives from the affiliated money market    against the performance of all funds in
written evaluation.                          funds with respect to the Fund's             the Lipper Mid-Cap Core Funds Index. The
                                             investment of uninvested cash, but not       Board also reviewed the criteria used by
   G. Collateral Benefits to Invesco Aim     cash collateral. The Board considered the    Invesco Aim to identify the funds in the
      and its Affiliates                     contractual nature of this fee waiver and    Fund's performance group for inclusion in
                                             noted that it remains in effect until at     the Lipper reports. The Board noted that
The Board considered various other           least June 30, 2009. The Board concluded     the Fund's performance was in the fifth
benefits received by Invesco Aim and its     that the Fund's investment of uninvested     quintile of its performance group for the
affiliates resulting from Invesco Aim's      cash and cash collateral from any            one year period and the fourth quintile
relationship with the Fund, including the    securities lending arrangements in the       for the three year period (the first
fees received by Invesco Aim and its         affiliated money market funds is in the      quintile being the best performing funds
affiliates for their provision of            best interests of the Fund and its           and the fifth quintile being the worst
administrative, transfer agency and          shareholders.                                performing funds). The Board noted that
distribution services to the Fund. The                                                    the Fund's performance was below the
Board considered the performance of          II. Sub-Advisory Agreements                  performance of the Index for the one and
Invesco Aim and its affiliates in                                                         three year periods. The Board noted that
providing these services and the                A. Nature, Extent and Quality of          Invesco Aim acknowledges the Fund's
organizational structure employed by               Services Provided by Affiliated        underperformance because of shorter term
Invesco Aim and its affiliates to provide          Sub-Advisers                           performance results and continues to
these services. The Board also considered                                                 monitor the Fund. The Board also
that these services are provided to the      The Board reviewed the services to be        considered the steps Invesco Aim has taken
Fund pursuant to written contracts which     provided by Invesco Trimark Ltd., Invesco    over the last several years to improve the
are reviewed and approved on an annual       Asset Management Deutschland, GmbH,          quality and efficiency of the services
basis by the Board. The Board concluded      Invesco Asset Management Limited, Invesco    that Invesco Aim provides to the AIM
that Invesco Aim and its affiliates were     Asset Management (Japan) Limited, Invesco    Funds. The Board concluded that Invesco
providing these services in a satisfactory   Australia Limited, Invesco Global Asset      Aim continues to be responsive to the
manner and in accordance with the terms of   Management (N.A.), Inc., Invesco Hong Kong   Board's focus on fund performance.
their contracts, and were qualified to       Limited, Invesco Institutional (N.A.),       However, due to the Fund's
continue to provide these services to the    Inc. and Invesco Senior Secured              underperformance, the Board also concluded
Fund.                                        Management, Inc. (collectively, the          that it would be appropriate for the Board
                                             "Affiliated Sub-Advisers") under the         to continue to closely monitor and review
   The Board considered the benefits         sub-advisory agreements and the              the performance of the Fund. The Board
realized by Invesco Aim as a result of       credentials and experience of the officers   also reviewed more recent Fund performance
portfolio brokerage transactions executed    and employees of the Affiliated              and this review did not change their
through "soft dollar" arrangements. Under    Sub-Advisers who will provide these          conclusions.
these arrangements, portfolio brokerage      services. The Board concluded that the
commissions paid by the Fund and/or other    nature, extent and quality of the services      C. Sub-Advisory Fees
funds advised by Invesco Aim are used to     to be provided by the Affiliated
pay for research and execution services.     Sub-Advisers were appropriate. The Board     The Board considered the services to be
The Board noted that soft dollar             noted that the Affiliated Sub-Advisers,      provided by the Affiliated Sub-Advisers
arrangements shift the payment obligation    which have offices and personnel that are    pursuant to the sub-advisory agreements
for the research and execution services      geographically dispersed in financial        and the services to be provided by Invesco
from Invesco Aim to the funds and            centers around the world, have been formed   Aim pursuant to the Fund's investment
therefore may reduce Invesco Aim's           in part for the purpose of researching and   advisory agreement, as well as the
expenses. The Board also noted that          compiling information and making             allocation of fees between Invesco Aim and
research obtained through soft dollar        recommendations on the markets and           the Affiliated Sub-Advisers pursuant to
arrangements may be used by Invesco Aim in   economies of various countries and           the sub-advisory agreements. The Board
making investment decisions for the Fund     securities of companies located in such      noted that the sub-advisory fees have no
and may therefore benefit Fund               countries or on various types of             direct effect on the Fund or its
shareholders. The Board concluded that       investments and investment techniques, and   shareholders, as they are paid by Invesco
Invesco Aim's soft dollar arrangements       providing investment advisory services.      Aim to the Affiliated Sub-Advisers, and
were appropriate. The Board also concluded   The Board concluded that the sub-advisory    that Invesco Aim and the Affiliated
that, based on their review and              agreements will benefit the Fund and its     Sub-Advisers are affiliates. After taking
representations made by Invesco Aim, these   shareholders by permitting Invesco Aim to    account of the Fund's contractual
arrangements were consistent with            utilize the additional resources and         sub-advisory fee rate, as well as other
regulatory requirements.                     talent of the Affiliated Sub-Advisers in     relevant factors, the Board concluded that
                                             managing the Fund.                           the Fund's sub-advisory fees were fair and
   The Board considered the fact that the                                                 reasonable.
Fund's uninvested cash and cash collateral      B. Fund Performance
from any securities lending arrangements                                                     D. Financial Resources of the
may be invested in money market funds        The Board did view Fund performance as a           Affiliated Sub-Advisers
advised by Invesco Aim pursuant to           relevant factor in considering whether to
procedures approved by the Board. The        approve the sub-advisory agreements for      The Board considered whether each
Board noted that Invesco Aim will receive    the Fund, as one of the Affiliated           Affiliated Sub-Adviser is financially
advisory fees from these affiliated money    Sub-Advisers currently manages the Fund's    sound and has the resources necessary to
market funds attributable to such            assets. The Board compared the Fund's        perform its obligations under its
investments, although Invesco Aim has        performance during the past one and three    respective sub-advisory agreement, and
contractually agreed to waive through at     calendar years to the performance            concluded that each Affiliated Sub-Adviser
least June 30, 2009, the advisory fees                                                    has the financial resources necessary to
                                                                                          fulfill these obligations.


25            AIM TRIMARK ENDEAVOR FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $15,933,661
     Qualified Dividend Income*                               88.42%
     Corporate Dividends Received Deduction*                  48.61%
     U.S. Treasury Obligations*                                4.02%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 24.84%, 34.38%, 33.98%, and 25.62%, respectively.


26        AIM TRIMARK ENDEAVOR FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




27        AIM TRIMARK ENDEAVOUR FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






28        AIM TRIMARK ENDEAVOUR FUND

Supplement to Annual Report dated 10/31/08

AIM TRIMARK ENDEAVOR FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The net annual Fund operating
                                             For periods ended 10/31/08                   expense ratio set forth in the most
The following information has been                                                        recent Fund prospectus as of the date of
prepared to provide Institutional Class      Inception                            1.27%   this supplement for Institutional Class
shareholders with a performance overview      1 Year                            -40.59    shares was 0.92%.(1) The total annual
specific to their holdings. Institutional    ==========================================   Fund operating expense ratio set forth
Class shares are offered exclusively to                                                   in the most recent Fund prospectus as of
institutional investors, including defined   ==========================================   the date of this supplement for
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 Institutional Class shares was 0.93%.
criteria.                                    For periods ended 9/30/08, most recent       The expense ratios presented above may
                                             calendar quarter-end                         vary from the expense ratios presented
                                                                                          in other sections of the actual report
                                             Inception                            7.48%   that are based on expenses incurred
                                              1 Year                            -20.46    during the period covered by the report.
                                             ==========================================
                                                                                             Please note that past performance
                                             Institutional Class shares' inception date   is not indicative of future results.
                                             is April 30, 2004. Returns since that date   More recent returns may be more or less
                                             are historical returns. All other returns    than those shown. All returns assume
                                             are blended returns of historical            reinvestment of distributions at NAV.
                                             Institutional Class share performance and    Investment return and principal value
                                             restated Class A share performance (for      will fluctuate so your shares, when
                                             periods prior to the inception date of       redeemed, may be worth more or less than
                                             Institutional Class shares) at net asset     their original cost. See full report for
                                             value (NAV) and reflect the Rule 12b-1       information on comparative benchmarks.
                                             fees applicable to Class A shares. Class A   Please consult your Fund prospectus for
                                             shares' inception date is November 4,        more information. For the most current
                                             2003.                                        month-end performance, please call 800
                                                                                          451 4246 or visit invescoaim.com.
                                                  Institutional Class shares have no
                                             sales charge; therefore, performance is at   (1)  Total annual operating expenses
                                             NAV. Performance of Institutional Class           less any contractual fee waivers
                                             shares will differ from performance of            and/or expense reimbursements by
                                             other share classes primarily due to              the advisor in effect through at
                                             differing sales charges and class                 least June 30, 2009. See current
                                             expenses.                                         prospectus for more information.

==========================================
NASDAQ SYMBOL                        ATDIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   T-END-INS-1   Invesco Aim Distributors, Inc.                                                   -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $687.00        $4.45       $1,019.86       $5.33        1.05%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM TRIMARK ENDEAVOR FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                             invescoaim.com   T-END-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM TRIMARK FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        10   Financial Statements
                        12   Notes to Financial Statements
                        18   Financial Highlights
                        20   Auditor's Report
                        21   Fund Expenses
                        22   Approval of Investment Advisory Agreement
                        25   Tax Information
                        26   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve;

(2)  Lipper Inc.


2               AIM TRIMARK FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM TRIMARK FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       thesis.

For the fiscal year ended October 31, 2008, Class A shares of AIM Trimark Fund, at net       While efforts are made to manage risk
asset value, performed in line with the Fund's broad market and style-specific index,     through diversifying by investment ideas,
but underperformed the Fund's peer group index.(triangle)                                 our primary method of attempting to manage
                                                                                          risk is to purchase businesses that are
   Drivers of performance were largely stock specific. Select holdings in the             trading below their estimated intrinsic
financials, health care, consumer discretionary and industrials sectors were among the    value. Thus, if our assessment of the
largest contributors to, and detractors from, Fund returns. Our avoidance of the energy   company's future is incorrect and the
sector detracted from Fund results on a relative basis as oil prices were high for most   stock declines in price, the impact should
of the fiscal year.                                                                       be tempered since we originally acquired
                                                                                          the stock at less than its estimated
   Your Fund's long-term performance appears later in this report.                        intrinsic value.

FUND VS. INDEXES                                                                             Holdings are considered for sale if:

Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     o  A more attractive investment
not include applicable contingent deferred sales charges (CDSC) or front-end sales           opportunity exists
charges, which would have reduced performance.
                                                                                          o  The original thesis for buying the
Class A Shares                                                                  -42.94%      company changes due to a fundamental
Class B Shares                                                                  -43.37       negative change in management strategy
Class C Shares                                                                  -43.41
Class R Shares                                                                  -43.11    o  A fundamental negative change in the
Class Y Shares*                                                                 -43.01       competitive environment occurs
MSCI World Index(triangle) (Broad Market/Style-Specific Index)                  -41.85
Lipper Global Multi-Cap Core Funds Index(triangle) (Peer Group Index)           -38.39    MARKET CONDITIONS AND YOUR FUND

(triangle) Lipper Inc.                                                                    Global equity markets declined sharply
                                                                                          during the fiscal year as the financial
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     crisis intensified and global economic
   of Fund performance.                                                                   conditions weakened.(1) The price
=======================================================================================   volatility in the markets that began in
                                                                                          July 2007 accelerated during the fiscal
HOW WE INVEST                                                                             year. Additionally, record-high crude oil
                                                                                          prices, falling home values and the weak
We view ourselves as business people         o  Sustainable competitive advantages        U.S. dollar placed significant pressure on
buying businesses and we consider the                                                     the purchasing power of U.S. consumers.
purchase of a stock as an ownership          o  Strong long-term growth prospects         Later in the fiscal year, consumer
interest in a business. We strive to                                                      confidence fell and market volatility
develop a proprietary view of a business     o  High barriers to entry                    increased even further as evidence of a
through in-depth, fundamental research                                                    global recession emerged.
that includes careful financial statement    o  Honest and capable management teams
analysis and meetings with company                                                           Our investment approach focuses on
management teams. We then seek to purchase      Also central to the Trimark discipline    individual businesses rather than market
businesses whose stock prices are below      is our adherence to an investment horizon    sectors. Therefore, your Fund shares
what we have calculated to be the true       of three to five years. We use this          little in common with sector and/or
value of the company based on its future     long-term approach because we believe good   regional weightings of its indexes.
cash flows, management performance and       business strategies usually take that        However, if we were to broadly categorize
business fundamentals.                       amount of time to implement and to produce   businesses with which we had the most
                                             strong earnings growth. We also use a        success during the fiscal year, our
   In conducting a comprehensive analysis    concentrated portfolio approach,             holdings in consumer staples were
of a company, we strive to identify U.S.     constructing with a portfolio of about 35
or foreign stocks which have:                to 50 stocks. We believe this allows each
                                             investment opportunity to materially
                                             affect the Fund's performance. While the
                                             portfolio is concentrated, it is also
                                             diversified by business idea/investment

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES                          TOP 10 EQUITY HOLDINGS*
By sector

Health Care                          24.5%   1. Pharmaceuticals                   12.8%    1. Nestle S.A.                       8.6%
Consumer Discretionary               21.8    2. Packaged Foods & Meats             9.8     2. Roche Holding AG                  5.8
Information Technology               17.6    3. Communications Equipment           8.9     3. Novartis AG                       5.7
Consumer Staples                     13.6    4. Health Care Equipment              8.8     4. Kinetic Concepts, Inc.            5.3
Financials                           11.8    5. Diversified Banks                  7.1     5. Willis Group Holdings Ltd.        4.7
Industrials                           8.5    ==========================================    6. Reed Elsevier PLC                 4.7
Money Market Funds                                                                         7. Microsoft Corp.                   4.7
Plus Other Assets Less Liabilities    2.2    ==========================================    8. Nokia Oyj                         4.5
==========================================   Total Net Assets            $26.0 million     9. Cisco Systems, Inc.               4.4
                                             Total Number of Holdings*              33    10. Grupo Televisa S.A.-ADR           4.0
                                             ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM TRIMARK FUND

among the best performers.                      We took advantage of market volatility                DANA LOVE
                                             during the fiscal year to add to a number                Chartered Financial Analyst,
   Fund holdings in all sectors declined     of existing Fund holdings and to initiate        [LOVE   portfolio manager, is lead
during the year and our collective           some new positions. We also sold several        PHOTO]   manager of AIM Trimark Fund.
holdings in consumer discretionary and       positions during the year based on                       He began his investment career
financial detracted the most from overall    valuation and because we identified more     in 1993 and joined Invesco Trimark Invest-
return. In terms of region, our              attractive alternatives. In general, our     ments in 1999. From 1995 to 1997, Mr. Love
investments in European companies hurt       buy and sell decisions were driven by our    worked as an investment specialist at
Fund performance the most, while our Latin   attempt to upgrade the growth potential of   another investment firm. He earned a M.Sc.
American holdings helped performance the     the portfolio, replacing less attractive     in finance from the London Business School
most versus the MSCI World Index. The        businesses with stocks that we believe are   and a B.A. in sociology from the
Fund's small cash position helped relative   more attractive.                             University of Waterloo.
performance in a falling market
environment.                                    We believe the investment environment                 JEFF HYRICH
                                             may remain difficult in the near term; a                 Chartered Financial Analyst,
   Although the energy sector performed      quick resolution to a crisis of this           [HYRICH   portfolio manager, is manager
strongly during most of the fiscal year,     proportion seems unlikely. However,             PHOTO]   of AIM Trimark Fund. He began
we continued to avoid oil, gas and base      history has shown us that equity markets                 his investment career in
metal company stocks. This detracted from    stricken by profound fear and outright       1997 and joined Invesco Trimark
your Fund's return relative to the MSCI      panic, in which emotions, rather than        Investments in 1999. Mr. Hyrich earned a
World Index. We believe that it is           fundamentals, set prices, have presented     Bachelor of Commerce degree from the
extremely difficult to accurately forecast   investors with great opportunities to buy    University of Manitoba.
the short-term prices of commodities, such   high-quality companies at cheap
as crude oil. As such, we have shied away    valuations. It is in markets like this
from investing in businesses whose           that having a long-term outlook and a
fortunes depend on the prices of             perspective based on underlying business
commodities.                                 values rather than market prices is most
                                             important.
   Generally, as the price of a commodity
rises, consumers look for substitutes or        We remain optimistic about the
simply use less of it. At the same time,     prospects for the companies in the Fund.
higher prices generally lead to an           During the market turmoil, we found
increase in supply as producers of the       abundant opportunities that meet our
commodity try to capitalize on the higher    investment criteria of purchasing
prices. The combination of falling demand    high-quality businesses, run by talented
and increasing supply often leads to lower   people at prices less than we believe they
prices for the commodity. We believe this    are worth. However, we have been extremely
pattern may be occurring in the current      disciplined in our investment selection.
market cycle as oil prices declined
sharply during the third quarter of 2008.       In a market that continues to focus on
                                             short-term results, we believe that
   The top contributor to Fund performance   shareholders are wise to maintain a
during the fiscal year was U.S. retailer     long-term investment horizon. We thank you
ROSS STORES. The company's share price       for your investment in AIM Trimark Fund
increased due to stronger-than-expected      and for sharing our long-term investment
sales, as consumers became more value        perspective.
conscious and migrated to discount
retailers. We eliminated our position in     (1) Lipper Inc.
Ross Stores during the year based on
valuation and our ability to find more       The views and opinions expressed in
attractive risk/reward opportunities         management's discussion of Fund
elsewhere.                                   performance are those of Invesco Aim
                                             Advisors, Inc. These views and opinions
   The largest detractor from Fund           are subject to change at any time based on
performance for the year was ANGLO IRISH     factors such as market and economic
BANK. The company's share price declined     conditions. These views and opinions may
significantly along with many other          not be relied upon as investment advice or
financial companies as the global credit     recommendations, or as an offer for a
crisis intensified and a liquidity crisis    particular security. The information is
emerged. Given its stable and high-quality   not a complete analysis of every aspect of
client base, and conservative practice of    any market, country, industry, security or
lending against the cash flow of the         the Fund. Statements of fact are from
business, Anglo Irish Bank is one of the     sources considered reliable, but Invesco
most cost-efficient and profitable banks     Aim Advisors, Inc. makes no representation
in the world. We are confident in Anglo      or warranty as to their completeness or
Irish Bank's long-term growth potential,     accuracy. Although historical performance
its asset quality and the ability of its     is no guarantee of future results, these
management team.                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5               AIM TRIMARK FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects    shown in the chart. The vertical axis, the
comparable future results.                   fund expenses and management fees;           one that indicates the dollar value of an
                                             performance of a market index does not.      investment, is constructed with each
   The data shown in the chart include       Performance shown in the chart and           segment representing a percent change in
reinvested distributions, applicable sales   table(s) does not reflect deduction of       the value of the investment. In this
charges and Fund expenses including          taxes a shareholder would pay on Fund        chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6               AIM TRIMARK FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Index data from 10/31/03, Fund data from 11/4/03

                                   AIM Trimark                                        Lipper Global Multi-
            AIM Trimark Fund-         Fund-        AIM Trimark Fund-    MSCI World       Cap Core Funds
  Date       Class A Shares      Class B Shares     Class C Shares       Index(1)           Index(1)

10/31/03                                                                  $10000            $10000
   11/03          $ 9545             $10090             $10090             10151             10199
   12/03            9809              10369              10369             10787             10724
    1/04            9950              10509              10509             10960             10937
    2/04           10054              10620              10620             11144             11134
    3/04            9997              10560              10560             11070             11108
    4/04            9931              10480              10480             10843             10884
    5/04            9940              10480              10480             10934             10951
    6/04           10158              10710              10710             11167             11155
    7/04            9629              10140              10140             10802             10789
    8/04            9544              10039              10039             10849             10833
    9/04            9723              10229              10229             11055             11054
   10/04            9808              10309              10309             11325             11364
   11/04           10365              10889              10889             11920             11928
   12/04           10809              11349              11349             12375             12404
    1/05           10648              11179              11179             12097             12247
    2/05           10808              11339              11339             12480             12631
    3/05           10591              11108              11108             12239             12400
    4/05           10374              10868              10868             11971             12178
    5/05           10592              11088              11088             12184             12385
    6/05           10677              11178              11178             12289             12533
    7/05           11064              11578              11578             12718             12992
    8/05           11017              11518              11518             12814             13054
    9/05           11045              11537              11537             13147             13413
   10/05           10809              11287              11287             12828             13134
   11/05           11168              11647              11657             13255             13486
   12/05           11540              12041              12040             13549             13809
    1/06           12028              12527              12526             14154             14334
    2/06           11960              12456              12465             14133             14396
    3/06           12410              12922              12921             14444             14688
    4/06           12861              13378              13377             14882             15056
    5/06           12372              12861              12861             14374             14672
    6/06           12459              12942              12942             14370             14643
    7/06           12287              12750              12759             14459             14724
    8/06           12736              13216              13225             14835             15058
    9/06           13148              13642              13640             15012             15280
   10/06           13770              14271              14269             15563             15743
   11/06           14123              14636              14634             15944             16087
   12/06           14577              15085              15094             16268             16357
    1/07           15074              15591              15599             16460             16614
    2/07           15074              15591              15588             16374             16460
    3/07           15442              15960              15967             16674             16734
    4/07           16089              16613              16620             17409             17297
    5/07           16755              17287              17295             17897             17833
    6/07           16406              16919              16927             17759             17742
    7/07           15899              16381              16390             17366             17333
    8/07           15820              16298              16295             17353             17357
    9/07           16079              16562              16559             18178             18081
   10/07           16388              16856              16865             18735             18694
   11/07           15741              16182              16191             17970             17870
   12/07           15492              15915              15924             17738             17697
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    1/08           14477              14868              14876             16382             16441
    2/08           14309              14691              14687             16287             16324
    3/08           14477              14844              14851             16131             16181
    4/08           15011              15397              15392             16979             16922
    5/08           15502              15881              15886             17238             17247
    6/08           13797              14126              14132             15863             15902
    7/08           13463              13773              13779             15476             15572
    8/08           13374              13679              13673             15258             15457
    9/08           11869              12138              12132             13443             13850
   10/08            9356               9386               9547             10894             11516
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (11/4/03)                 -1.33%   CLASS A SHARES
   1 Year                          -46.08    Inception (11/4/03)                  3.57%
                                                1 Year                          -30.24
CLASS B SHARES
Inception (11/4/03)                 -1.26%   CLASS B SHARES
   1 Year                          -45.90    Inception (11/4/03)                  3.68%
                                                1 Year                          -30.00
CLASS C SHARES
Inception (11/4/03)                 -0.93%   CLASS C SHARES
   1 Year                          -43.91    Inception (11/4/03)                  4.02%
                                                1 Year                          -27.38
CLASS R SHARES
Inception                           -0.43%   CLASS R SHARES
   1 Year                          -43.11    Inception                            4.54%
                                                1 Year                          -26.35
CLASS Y SHARES                               ==========================================
Inception                           -0.23%
   1 Year                          -43.01
==========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      REINVESTED DISTRIBUTIONS, CHANGES IN NET     THAT MAY BE IMPOSED ON A TOTAL REDEMPTION
30, 2004. RETURNS SINCE THAT DATE ARE        ASSET VALUE AND THE EFFECT OF THE MAXIMUM    OF RETIREMENT PLAN ASSETS WITHIN THE FIRST
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    SALES CHARGE UNLESS OTHERWISE STATED.        YEAR. CLASS Y SHARES DO NOT HAVE A
BLENDED RETURNS OF HISTORICAL CLASS R        INVESTMENT RETURN AND PRINCIPAL VALUE WILL   FRONT-END SALES CHARGE OR A CDSC;
SHARE PERFORMANCE AND RESTATED CLASS A       FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR     THEREFORE, PERFORMANCE IS AT NET ASSET
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      LOSS WHEN YOU SELL SHARES.                   VALUE.
THE INCEPTION DATE OF CLASS R SHARES) AT
NET ASSET VALUE, ADJUSTED TO REFLECT THE        THE TOTAL ANNUAL FUND OPERATING EXPENSE      THE PERFORMANCE OF THE FUND'S SHARE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   RATIO SET FORTH IN THE MOST RECENT FUND      CLASSES WILL DIFFER PRIMARILY DUE TO
R SHARES. CLASS A SHARES' INCEPTION DATE     PROSPECTUS AS OF THE DATE OF THIS REPORT     DIFFERENT SALES CHARGE STRUCTURES AND
IS NOVEMBER 4, 2003.                         FOR CLASS A, CLASS B, CLASS C, CLASS R AND   CLASS EXPENSES.
                                             CLASS Y SHARES WAS 1.68%, 2.43%, 2.43%,
   CLASS Y SHARES' INCEPTION DATE IS         1.93% AND 1.43%, RESPECTIVELY. THE EXPENSE      HAD THE ADVISOR NOT WAIVED FEES AND/OR
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     RATIOS PRESENTED ABOVE MAY VARY FROM THE     REIMBURSED EXPENSES IN THE PAST,
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   PERFORMANCE WOULD HAVE BEEN LOWER.
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      OF THIS REPORT THAT ARE BASED ON EXPENSES
PERFORMANCE AND RESTATED CLASS A SHARE       INCURRED DURING THE PERIOD COVERED BY THIS      A REDEMPTION FEE OF 2% WILL BE IMPOSED
PERFORMANCE (FOR PERIODS PRIOR TO THE        REPORT.                                      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
INCEPTION DATE OF CLASS Y SHARES) AT NET                                                  THE FUND WITHIN 31 DAYS OF PURCHASE.
ASSET VALUE. THE RESTATED CLASS A SHARE         CLASS A SHARE PERFORMANCE REFLECTS THE    EXCEPTIONS TO THE REDEMPTION FEE ARE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     MAXIMUM 5.50% SALES CHARGE, AND CLASS B      LISTED IN THE FUND'S PROSPECTUS.
APPLICABLE TO CLASS A SHARES AS WELL AS      AND CLASS C SHARE PERFORMANCE REFLECTS THE
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    APPLICABLE CONTINGENT DEFERRED SALES
RECEIVED BY CLASS A SHARES. CLASS A          CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
SHARES' INCEPTION DATE IS NOVEMBER 4,        CDSC ON CLASS B SHARES DECLINES FROM 5%
2003.                                        BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                             THE BEGINNING OF THE SEVENTH YEAR. THE
   THE PERFORMANCE DATA QUOTED REPRESENT     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
PAST PERFORMANCE AND CANNOT GUARANTEE        YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
COMPARABLE FUTURE RESULTS; CURRENT           HAVE A FRONT-END SALES CHARGE; RETURNS
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   SHOWN ARE AT NET ASSET VALUE AND DO NOT
VISIT INVESCOAIM.COM FOR THE MOST RECENT     REFLECT A 0.75% CDSC
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFLECT


7               AIM TRIMARK FUND

AIM TRIMARK FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Foreign securities have additional        OTHER INFORMATION
                                                risks, including exchange rate changes,
o  Effective September 30, 2003, only           political and economic upheaval,          o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans       relative lack of information,                TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares      relatively low market liquidity, and         TRADEMARK--) designation is a globally
   of any AIM fund.                             the potential lack of strict financial       recognized standard for measuring the
                                                and accounting controls and standards.       competence and integrity of investment
o  Class R shares are available only to                                                      professionals.
   certain retirement plans. Please see      o  The prices of securities held by the
   the prospectus for more information.         Fund may decline in response to market    o  The returns shown in management's
                                                risks.                                       discussion of Fund performance are
o  Class Y shares are available only to                                                      based on net asset values calculated
   certain investors. Please see the         ABOUT INDEXES USED IN THIS REPORT               for shareholder transactions. Generally
   prospectus for more information.                                                          accepted accounting principles require
                                             o  The MSCI WORLD INDEX--SERVICE MARK-- is      adjustments to be made to the net
PRINCIPAL RISKS OF INVESTING IN THE FUND        a free float-adjusted market                 assets of the Fund at period end for
                                                capitalization index that is designed        financial reporting purposes, and as
o  Since a large percentage of the Fund's       to measure global developed market           such, the net asset values for
   assets may be invested in securities of      equity performance.                          shareholder transactions and the
   a limited number of companies, each                                                       returns based on those net asset values
   investment has a greater effect on the    o  The LIPPER GLOBAL MULTI-CAP CORE FUNDS       may differ from the net asset values
   Fund's overall performance, and any          INDEX is an equally weighted                 and returns reported in the Financial
   change in the value of those securities      representation of the largest funds in       Highlights.
   could significantly affect the value of      the Lipper Global Multi-Cap Core Funds
   your investment in the Fund.                 category. These funds typically have an   o  Industry classifications used in this
                                                average price-to-cash flow ratio,            report are generally according to the
o  The values of convertible securities in      price-to-book ratio, and three-year          Global Industry Classification
   which the Fund invests may be affected       sales-per-share growth value, compared       Standard, which was developed by and is
   by market interest rates, the risk that      to the S&P/ Citigroup BMI.                   the exclusive property and a service
   the issuer may default on interest or                                                     mark of MSCI Inc. and Standard &
   principal payments, and the value of      o  The Fund is not managed to track the         Poor's.
   the underlying common stock into which       performance of any particular index,
   these securities may be converted.           including the indexes defined here, and
                                                consequently, the performance of the
o  Investing in developing countries can        Fund may deviate significantly from the
   add additional risk, such as high rates      performance of the indexes.
   of inflation or sharply devalued
   currencies against the U.S. dollar.       o  A direct investment cannot be made in
   Transaction costs are often higher, and      an index. Unless otherwise indicated,
   there may be delays in settlement            index results include reinvested
   procedures.                                  dividends, and they do not reflect
                                                sales charges. Performance of an index
o  Prices of equity securities change in        of funds reflects fund expenses;
   response to many factors, including the      performance of a market index does not.
   historical and prospective earnings of
   the issuer, the value of its assets,
   general economic conditions, interest
   rates, investor perceptions and market
   liquidity.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ATKAX
=======================================================================================   Class B Shares                       ATKBX
                                                                                          Class C Shares                       ATKCX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                       ATKRX
                                                                                          Class Y Shares                       ATKYX
                                                                                          ==========================================


8               AIM TRIMARK FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008




                                                      SHARES       VALUE
---------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-97.82%

AUSTRIA-3.06%

Erste Group Bank AG                                    8,861    $   239,817
---------------------------------------------------------------------------
Wienerberger AG                                       33,252        556,647
===========================================================================
                                                                    796,464
===========================================================================


DENMARK-1.29%

Alk-Abello A.S.                                        4,185        335,775
===========================================================================


FINLAND-6.68%

Nokia Oyj                                             76,200      1,162,145
---------------------------------------------------------------------------
Nokian Renkaat Oyj                                    43,949        576,991
===========================================================================
                                                                  1,739,136
===========================================================================


FRANCE-3.32%

Accor S.A.                                            22,200        864,860
===========================================================================


GERMANY-4.89%

Adidas AG                                             19,700        689,188
---------------------------------------------------------------------------
Bayerische Motoren Werke AG                           22,600        584,939
===========================================================================
                                                                  1,274,127
===========================================================================


IRELAND-5.30%

Anglo Irish Bank Corp. PLC                           249,482        810,184
---------------------------------------------------------------------------
Ryanair Holdings PLC-ADR(b)                           25,679        571,871
===========================================================================
                                                                  1,382,055
===========================================================================


MEXICO-4.71%

Cemex S.A.B. de C.V.-ADR(b)                                1              5
---------------------------------------------------------------------------
Grupo Modelo, S.A. de C.V.-Series C                   64,220        196,646
---------------------------------------------------------------------------
Grupo Televisa S.A.-ADR                               58,300      1,029,578
===========================================================================
                                                                  1,226,229
===========================================================================


SWITZERLAND-24.41%

Aryzta AG(b)                                           8,171        291,550
---------------------------------------------------------------------------
Nestle S.A.                                           57,766      2,250,962
---------------------------------------------------------------------------
Novartis AG                                           29,417      1,487,686
---------------------------------------------------------------------------
Roche Holding AG                                       9,900      1,514,863
---------------------------------------------------------------------------
Schindler Holding AG                                   3,247        150,095
---------------------------------------------------------------------------
Schindler Holding AG-Participation Ctfs.              15,200        663,824
===========================================================================
                                                                  6,358,980
===========================================================================


UNITED KINGDOM-15.28%

Reed Elsevier PLC                                    139,979      1,227,291
---------------------------------------------------------------------------
Smiths Group PLC                                          --              4
---------------------------------------------------------------------------
Tesco PLC                                            148,820        812,571
---------------------------------------------------------------------------
Willis Group Holdings Ltd.                            46,858      1,229,554
---------------------------------------------------------------------------
WPP Group PLC                                        118,000        711,872
===========================================================================
                                                                  3,981,292
===========================================================================

UNITED STATES-28.88%

3M Co.                                                 4,300        276,490
---------------------------------------------------------------------------
Altera Corp.                                          34,800        603,780
---------------------------------------------------------------------------
Cisco Systems, Inc.(b)                                65,100      1,156,827
---------------------------------------------------------------------------
International Rectifier Corp.(b)                      27,979        431,996
---------------------------------------------------------------------------
Kinetic Concepts, Inc.(b)                             56,467      1,367,066
---------------------------------------------------------------------------
Medtronic, Inc.                                       22,800        919,524
---------------------------------------------------------------------------
Microsoft Corp.                                       54,700      1,221,451
---------------------------------------------------------------------------
WellPoint Inc.(b)                                     19,400        754,078
---------------------------------------------------------------------------
Wells Fargo & Co.                                     23,229        790,947
===========================================================================
                                                                  7,522,159
===========================================================================
TOTAL INVESTMENTS-97.82% (Cost $34,959,934)                      25,481,077
===========================================================================
OTHER ASSETS LESS LIABILITIES-2.18%                                 568,493
===========================================================================
NET ASSETS-100.00%                                              $26,049,570
___________________________________________________________________________
===========================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TRIMARK FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost $34,959,934)   $25,481,077
------------------------------------------------------
Foreign currencies, at value (Cost
  $1,021,157)                                  903,497
------------------------------------------------------
Receivables for:
  Investments sold                             417,629
------------------------------------------------------
  Fund shares sold                              31,959
------------------------------------------------------
  Dividends                                     71,452
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              8,640
------------------------------------------------------
Other assets                                    32,541
======================================================
     Total assets                           26,946,795
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                         43,784
------------------------------------------------------
  Fund shares reacquired                        17,812
------------------------------------------------------
  Amount due custodian                         720,781
------------------------------------------------------
  Accrued fees to affiliates                    28,464
------------------------------------------------------
  Accrued other operating expenses              75,240
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              11,144
======================================================
     Total liabilities                         897,225
======================================================
Net assets applicable to shares
  outstanding                              $26,049,570
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $39,209,675
------------------------------------------------------
Undistributed net investment income            329,964
------------------------------------------------------
Undistributed net realized gain (loss)      (3,883,091)
------------------------------------------------------
Unrealized appreciation (depreciation)      (9,606,978)
======================================================
                                           $26,049,570
______________________________________________________
======================================================



NET ASSETS:

Class A                                    $16,511,763
______________________________________________________
======================================================
Class B                                    $ 4,117,609
______________________________________________________
======================================================
Class C                                    $ 4,743,751
______________________________________________________
======================================================
Class R                                    $   473,804
______________________________________________________
======================================================
Class Y                                    $   196,883
______________________________________________________
======================================================
Institutional Class                        $     5,760
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      1,971,169
______________________________________________________
======================================================
Class B                                        508,423
______________________________________________________
======================================================
Class C                                        585,374
______________________________________________________
======================================================
Class R                                         57,065
______________________________________________________
======================================================
Class Y                                         23,506
______________________________________________________
======================================================
Institutional Class                              676.6
______________________________________________________
======================================================
Class A:
  Net asset value per share                $      8.38
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.38 divided
       by 94.50%)                          $      8.87
______________________________________________________
======================================================
Class B:
  Net asset value and offering price per
     share                                 $      8.10
______________________________________________________
======================================================
Class C:
  Net asset value and offering price per
     share                                 $      8.10
______________________________________________________
======================================================
Class R:
  Net asset value and offering price per
     share                                 $      8.30
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price per
     share                                 $      8.38
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price per
     share                                 $      8.51
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TRIMARK FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $107,272)                            $  1,615,659
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                              19,062
================================================================================================
     Total investment income                                                           1,634,721
================================================================================================


EXPENSES:

Advisory fees                                                                            421,097
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            39,019
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 84,507
------------------------------------------------------------------------------------------------
  Class B                                                                                 77,951
------------------------------------------------------------------------------------------------
  Class C                                                                                104,082
------------------------------------------------------------------------------------------------
  Class R                                                                                  3,043
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  149,194
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                           9
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 17,058
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              58,112
------------------------------------------------------------------------------------------------
Other                                                                                     99,000
================================================================================================
     Total expenses                                                                    1,103,072
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                  (4,212)
================================================================================================
     Net expenses                                                                      1,098,860
================================================================================================
Net investment income                                                                    535,861
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               (3,302,955)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (189,606)
================================================================================================
                                                                                      (3,492,561)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                              (21,356,703)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (163,959)
================================================================================================
                                                                                     (21,520,662)
================================================================================================
Net realized and unrealized gain (loss)                                              (25,013,223)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(24,477,362)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TRIMARK FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $    535,861       $ 1,188,621
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (3,492,561)        5,230,672
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (21,520,662)        3,765,180
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (24,477,362)       10,184,473
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                       (826,569)               --
----------------------------------------------------------------------------------------------------------
  Class B                                                                       (143,155)               --
----------------------------------------------------------------------------------------------------------
  Class C                                                                       (194,314)               --
----------------------------------------------------------------------------------------------------------
  Class R                                                                         (9,997)               --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                               (226)               --
==========================================================================================================
     Total distributions from net investment income                           (1,174,261)              --
==========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (3,579,676)       (1,351,670)
----------------------------------------------------------------------------------------------------------
  Class B                                                                       (881,905)         (309,727)
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (1,197,070)         (277,417)
----------------------------------------------------------------------------------------------------------
  Class R                                                                        (48,071)           (8,974)
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                               (813)             (549)
==========================================================================================================
     Total distributions from net realized gains                              (5,707,535)       (1,948,337)
==========================================================================================================
Share transactions-net:
  Class A                                                                    (17,282,839)       16,686,274
----------------------------------------------------------------------------------------------------------
  Class B                                                                     (1,746,682)        2,005,802
----------------------------------------------------------------------------------------------------------
  Class C                                                                     (1,487,997)        4,518,745
----------------------------------------------------------------------------------------------------------
  Class R                                                                        279,328           302,764
----------------------------------------------------------------------------------------------------------
  Class Y                                                                        240,396                --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                              1,039            (6,149)
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (19,996,755)       23,507,436
==========================================================================================================
     Net increase (decrease) in net assets                                   (51,355,913)       31,743,572
__________________________________________________________________________________________________________
==========================================================================================================


NET ASSETS:

  Beginning of year                                                           77,405,483        45,661,911
==========================================================================================================
  End of year (includes undistributed net investment income of $329,964
     and $1,158,580, respectively)                                          $ 26,049,570       $77,405,483
__________________________________________________________________________________________________________
==========================================================================================================



NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under

12        AIM TRIMARK FUND
certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more

13        AIM TRIMARK FUND
      of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.


14        AIM TRIMARK FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Trimark Ltd. ("Invesco Trimark"), the Advisor paid Invesco Trimark 40% of the amount of the Advisor's compensation on the sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.15%, 2.90%, 2.90%, 2.40%, 1.90% and 1.90% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $631.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $601.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.


15        AIM TRIMARK FUND

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $9,235 in front-end sales commissions from the sale of Class A shares and $2,460, $13,952, $2,869 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,980.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $2,883 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $1,468,711     $       --
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                         5,413,085      1,948,337
=======================================================================================================
Total distributions                                                           $6,881,796     $1,948,337
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    344,484
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (10,454,270)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                         (128,121)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (14,521)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (2,907,677)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                         39,209,675
================================================================================================
Total net assets                                                                    $ 26,049,570
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.


16        AIM TRIMARK FUND

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                    $2,907,677
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $21,299,203 and $46,982,070, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    245,578
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (10,699,848)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(10,454,270)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $35,935,347.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on October 31, 2008, undistributed net investment income was decreased by $190,216, undistributed net realized gain (loss) was increased by $195,066 and shares of beneficial interest decreased by $4,850. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION


                                                SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       587,029     $  7,621,006      2,722,152     $ 42,815,474
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        91,754        1,187,518        295,420        4,563,966
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       259,196        3,648,986        430,854        6,643,007
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        22,116          268,136         66,448        1,051,503
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     23,506          240,396             --               --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       302,684        4,177,042         82,867        1,204,887
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        70,269          943,717         19,727          280,311
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        97,865        1,315,307         17,735          252,191
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         4,235           58,068            621            8,975
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                74            1,039             38              549
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        80,526          992,455         56,435          886,906
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (83,044)        (992,455)       (57,922)        (886,906)
========================================================================================================================
Reacquired:(c)
  Class A(b)                                                 (2,277,672)     (30,073,342)    (1,756,051)     (28,220,993)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (235,916)      (2,885,462)      (127,938)      (1,996,569)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (534,248)      (6,452,290)      (155,924)      (2,376,453)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (3,992)         (46,876)       (47,736)        (757,714)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --               --           (399)          (6,698)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share activity                    (1,595,618)    $(19,996,755)     1,546,327     $ 23,462,436
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to

17        AIM TRIMARK FUND
     be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

CLASS                                                                        SHARES       AMOUNT
-------------------------------------------------------------------------------------------------
Class Y                                                                      22,397     $ 229,344
-------------------------------------------------------------------------------------------------
Class A                                                                     (22,397)     (229,344)
_________________________________________________________________________________________________
=================================================================================================




(c) Net of redemption fees of $6,357 and $12,179 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                  NET GAINS
                       NET ASSET      NET        (LOSSES) ON                 DIVIDENDS  DISTRIBUTIONS
                         VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                       BEGINNING    INCOME      REALIZED AND    INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                       OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(a)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08      $16.47     $ 0.17(d)      $(6.60)        $(6.43)     $(0.31)       $(1.35)        $(1.66)       $ 8.38
Year ended 10/31/07       14.38       0.30(d)        2.36           2.66          --         (0.57)         (0.57)        16.47
Year ended 10/31/06       11.44      (0.04)(d)       3.14           3.10          --         (0.16)         (0.16)        14.38
Year ended 10/31/05       10.38      (0.04)          1.10           1.06          --            --             --         11.44
Year ended
  10/31/04(f)             10.00      (0.05)(d)       0.43           0.38          --            --             --         10.38
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08       15.99       0.07(d)       (6.39)         (6.32)      (0.22)        (1.35)         (1.57)         8.10
Year ended 10/31/07       14.08       0.18(d)        2.30           2.48          --         (0.57)         (0.57)        15.99
Year ended 10/31/06       11.29      (0.13)(d)       3.08           2.95          --         (0.16)         (0.16)        14.08
Year ended 10/31/05       10.31      (0.12)          1.10           0.98          --            --             --         11.29
Year ended
  10/31/04(f)             10.00      (0.12)(d)       0.43           0.31          --            --             --         10.31
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08       16.00       0.07(d)       (6.40)         (6.33)      (0.22)        (1.35)         (1.57)         8.10
Year ended 10/31/07       14.09       0.18(d)        2.30           2.48          --         (0.57)         (0.57)        16.00
Year ended 10/31/06       11.29      (0.13)(d)       3.09           2.96          --         (0.16)         (0.16)        14.09
Year ended 10/31/05       10.31      (0.12)          1.10           0.98          --            --             --         11.29
Year ended
  10/31/04(f)             10.00      (0.12)(d)       0.43           0.31          --            --             --         10.31
----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08       16.34       0.13(d)       (6.54)         (6.41)      (0.28)        (1.35)         (1.63)         8.30
Year ended 10/31/07       14.31       0.26(d)        2.34           2.60          --         (0.57)         (0.57)        16.34
Year ended 10/31/06       11.41      (0.07)(d)       3.13           3.06          --         (0.16)         (0.16)        14.31
Year ended 10/31/05       10.37      (0.03)          1.07           1.04          --            --             --         11.41
Year ended
  10/31/04(f)             10.51      (0.04)(d)      (0.10)         (0.14)         --            --             --         10.37
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)             10.24       0.01(d)       (1.87)         (1.86)         --            --             --          8.38
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08       16.68       0.22(d)       (6.67)         (6.45)      (0.37)        (1.35)         (1.72)         8.51
Year ended 10/31/07       14.51       0.36(d)        2.38           2.74          --         (0.57)         (0.57)        16.68
Year ended 10/31/06       11.50       0.01(d)        3.16           3.17          --         (0.16)         (0.16)        14.51
Year ended 10/31/05       10.40      (0.02)          1.12           1.10          --            --             --         11.50
Year ended
  10/31/04(f)             10.51      (0.01)(d)      (0.10)         (0.11)         --            --             --         10.40
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES
                                                     TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                     NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                    NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                         TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                       RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
---------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08      (43.01)%     $16,512           1.84%(e)          1.84%(e)        1.27%(e)       41%
Year ended 10/31/07       19.02        53,990           1.66              1.70            1.90           59
Year ended 10/31/06       27.40        31,258           2.03              2.08           (0.31)          59
Year ended 10/31/05       10.21        18,368           2.21              2.53           (0.46)          44
Year ended
  10/31/04(f)              3.80         9,757           2.25(g)           3.84(g)        (0.53)(g)       38
---------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08      (43.44)        4,118           2.59(e)           2.59(e)         0.52(e)        41
Year ended 10/31/07       18.11        10,640           2.41              2.45            1.15           59
Year ended 10/31/06       26.42         7,549           2.78              2.83           (1.06)          59
Year ended 10/31/05        9.51         6,315           2.90              3.22           (1.15)          44
Year ended
  10/31/04(f)              3.10         4,358           2.90(g)           4.49(g)        (1.18)(g)       38
---------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08      (43.48)        4,744           2.59(e)           2.59(e)         0.52(e)        41
Year ended 10/31/07       18.10        12,199           2.41              2.45            1.15           59
Year ended 10/31/06       26.51         6,621           2.78              2.83           (1.06)          59
Year ended 10/31/05        9.51         5,671           2.90              3.22           (1.15)          44
Year ended
  10/31/04(f)              3.10         4,040           2.90(g)           4.49(g)        (1.18)(g)       38
---------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08      (43.17)          474           2.09(e)           2.09(e)         1.02(e)        41
Year ended 10/31/07       18.68           567           1.91              1.95            1.65           59
Year ended 10/31/06       27.12           220           2.28              2.33           (0.56)          59
Year ended 10/31/05       10.03            60           2.40              2.72           (0.65)          44
Year ended
  10/31/04(f)             (1.33)           10           2.40(g)           3.99(g)        (0.68)(g)       38
---------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)            (18.16)          197           1.78(e)(g)        1.78(e)(g)      1.32(e)(g)     41
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08      (42.68)            6           1.40(e)           1.40(e)         1.70(e)        41
Year ended 10/31/07       19.41            10           1.27              1.31            2.29           59
Year ended 10/31/06       27.87            14           1.64              1.69            0.08           59
Year ended 10/31/05       10.58            11           1.90              2.00           (0.15)          44
Year ended
  10/31/04(f)             (1.05)           10           1.90(g)           3.42(g)        (0.18)(g)       38
_______________________________________________________________________________________________________________
===============================================================================================================




(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $33,803, $7,795, $10,408, $609, $196 and $9 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f) Class A, Class B, Class C and Class R shares commenced on November 4, 2003. Class Y and Institutional Class shares commenced on October 3, 2008 and April 30, 2004, respectively.
(g)  Annualized.



18        AIM TRIMARK FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



19        AIM TRIMARK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Trimark Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



20        AIM TRIMARK FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $622.90        $ 7.95      $1,015.33       $ 9.88       1.95%
---------------------------------------------------------------------------------------------------
        B            1,000.00        620.00         10.99       1,011.56        13.65       2.70
---------------------------------------------------------------------------------------------------
        C            1,000.00        620.00         10.99       1,011.56        13.65       2.70
---------------------------------------------------------------------------------------------------
        R            1,000.00        621.50          8.97       1,014.08        11.14       2.20
---------------------------------------------------------------------------------------------------
        Y            1,000.00        818.40          1.28       1,016.19         9.02       1.78
---------------------------------------------------------------------------------------------------



1 The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
2 Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31,
     2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
3 Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Class Y shares of the Fund and other funds because such data is based on a full six month period.


21        AIM TRIMARK FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of         regarding the AIM Funds prepared by an       for the Fund and the other AIM Funds are
Invesco AIM Investment Funds is required     independent company, Lipper, Inc.            the result of years of review and
under the Investment Company Act of 1940     (Lipper), under the direction and            negotiation between the Trustees and
to approve annually the renewal of the AIM   supervision of the independent Senior        Invesco Aim, that the Trustees may focus
Trimark Fund's (the Fund) investment         Officer who also prepares a separate         to a greater extent on certain aspects of
advisory agreement with Invesco Aim          analysis of this information for the         these arrangements in some years than in
Advisors, Inc. (Invesco Aim). During         Trustees. Each Sub-Committee then makes      others, and that the Trustees'
contract renewal meetings held on June       recommendations to the Investments           deliberations and conclusions in a
18-19, 2008, the Board as a whole and the    Committee regarding the performance, fees    particular year may be based in part on
disinterested or "independent" Trustees,     and expenses of their assigned funds. The    their deliberations and conclusions of
voting separately, approved the              Investments Committee considers each         these same arrangements throughout the
continuance of the Fund's investment         Sub-Committee's recommendations and makes    year and in prior years.
advisory agreement for another year,         its own recommendations regarding the
effective July 1, 2008. In doing so, the     performance, fees and expenses of the AIM    FACTORS AND CONCLUSIONS AND SUMMARY OF
Board determined that the Fund's             Funds to the full Board. The Investments     INDEPENDENT WRITTEN FEE EVALUATION
investment advisory agreement is in the      Committee also considers each
best interests of the Fund and its           SubCommittee's recommendations in making     The discussion below serves as a summary
shareholders and that the compensation to    its annual recommendation to the Board       of the Senior Officer's independent
Invesco Aim under the Fund's investment      whether to approve the continuance of each   written evaluation with respect to the
advisory agreement is fair and reasonable.   AIM Fund's investment advisory agreement     Fund's investment advisory agreement as
                                             and sub-advisory agreements for another      well as a discussion of the material
   The independent Trustees met separately   year.                                        factors and related conclusions that
during their evaluation of the Fund's                                                     formed the basis for the Board's approval
investment advisory agreement with              The independent Trustees are assisted     of the Fund's investment advisory
independent legal counsel from whom they     in their annual evaluation of the Fund's     agreement and sub-advisory agreements.
received independent legal advice, and the   investment advisory agreement by the         Unless otherwise stated, information set
independent Trustees also received           independent Senior Officer. One              forth below is as of June 19, 2008 and
assistance during their deliberations from   responsibility of the Senior Officer is to   does not reflect any changes that may have
the independent Senior Officer, a            manage the process by which the AIM Funds'   occurred since that date, including but
full-time officer of the AIM Funds who       proposed management fees are negotiated      not limited to changes to the Fund's
reports directly to the independent          during the annual contract renewal process   performance, advisory fees, expense
Trustees.                                    to ensure that they are negotiated in a      limitations and/or fee waivers.
                                             manner that is at arms' length and
THE BOARD'S FUND EVALUATION PROCESS          reasonable. Accordingly, the Senior          I. Investment Advisory Agreement
                                             Officer must either supervise a
The Board's Investments Committee has        competitive bidding process or prepare an       A. Nature, Extent and Quality of
established three Sub-Committees that are    independent written evaluation. The Senior         Services Provided by Invesco Aim
responsible for overseeing the management    Officer has recommended that an
of a number of the series portfolios of      independent written evaluation be provided   The Board reviewed the advisory services
the AIM Funds. This Sub-Committee            and, at the direction of the Board, has      provided to the Fund by Invesco Aim under
structure permits the Trustees to focus on   prepared an independent written              the Fund's investment advisory agreement,
the performance of the AIM Funds that have   evaluation.                                  the performance of Invesco Aim in
been assigned to them. The Sub-Committees                                                 providing these services, and the
meet throughout the year to review the          During the annual contract renewal        credentials and experience of the officers
performance of their assigned funds, and     process, the Board considered the factors    and employees of Invesco Aim who provide
the Sub-Committees review monthly and        discussed below under the heading "Factors   these services. The Board's review of the
quarterly comparative performance            and Conclusions and Summary of Independent   qualifications of Invesco Aim to provide
information and periodic asset flow data     Written Fee Evaluation" in evaluating the    these services included the Board's
for their assigned funds. These materials    fairness and reasonableness of the Fund's    consideration of Invesco Aim's portfolio
are prepared under the direction and         investment advisory agreement and            and product review process, various back
supervision of the independent Senior        sub-advisory agreements at the contract      office support functions provided by
Officer. Over the course of each year, the   renewal meetings and at their meetings       Invesco Aim and its affiliates, and
Sub-Committees meet with portfolio           throughout the year as part of their         Invesco Aim's equity and fixed income
managers for their assigned funds and        ongoing oversight of the Fund. The Fund's    trading operations. The Board concluded
other members of management and review       investment advisory agreement and            that the nature, extent and quality of the
with these individuals the performance,      sub-advisory agreements were considered      advisory services provided to the Fund by
investment objective(s), policies,           separately, although the Board also          Invesco Aim were appropriate and that
strategies and limitations of these funds.   considered the common interests of all of    Invesco Aim currently is providing
                                             the AIM Funds in their deliberations. The    satisfactory advisory services in
   In addition to their meetings             Board considered all of the information      accordance with the terms of the Fund's
throughout the year, the Sub-Committees      provided to them and did not identify any    investment advisory agreement. In
meet at designated contract renewal          particular factor that was controlling.      addition, based on their ongoing meetings
meetings each year to conduct an in-depth    Each Trustee may have evaluated the          throughout the year with the Fund's
review of the performance, fees and          information provided differently from one    portfolio manager or managers, the Board
expenses of their assigned funds. During     another and attributed different weight to   concluded that these individuals are
the contract renewal process, the Trustees   the various factors. The Trustees            competent and able to continue to carry
receive comparative performance and fee      recognized that the advisory arrangements    out their responsibilities under the
data                                         and resulting advisory fees                  Fund's investment advisory agreement.

                                                                                                                           continued



22              AIM TRIMARK FUND

   In determining whether to continue the    only considered Fund performance through     in which the breakpoint has been
Fund's investment advisory agreement, the    the most recent calendar year, the Board     structured, the Fund is not benefiting
Board considered the prior relationship      also reviewed more recent Fund performance   from the breakpoint. Based on this
between Invesco Aim and the Fund, as well    and this review did not change their         information, the Board concluded that the
as the Board's knowledge of Invesco Aim's    conclusions.                                 Fund's advisory fees would reflect
operations, and concluded that it was                                                     economies of scale at higher asset levels.
beneficial to maintain the current              C. Advisory Fees and Fee Waivers          The Board also noted that the Fund shares
relationship, in part, because of such                                                    directly in economies of scale through
knowledge. The Board also considered the     The Board compared the Fund's contractual    lower fees charged by third party service
steps that Invesco Aim and its affiliates    advisory fee rate to the contractual         providers based on the combined size of
have taken over the last several years to    advisory fee rates of funds in the Fund's    all of the AIM Funds and affiliates.
improve the quality and efficiency of the    Lipper expense group that are not managed
services they provide to the AIM Funds in    by Invesco Aim, at a common asset level         E. Profitability and Financial
the areas of investment performance,         and as of the end of the past calendar             Resources of Invesco Aim
product line diversification,                year. The Board noted that the Fund's
distribution, fund operations, shareholder   contractual advisory fee rate was below      The Board reviewed information from
services and compliance. The Board           the median contractual advisory fee rate     Invesco Aim concerning the costs of the
concluded that the quality and efficiency    of funds in its expense group. The Board     advisory and other services that Invesco
of the services Invesco Aim and its          also reviewed the methodology used by        Aim and its affiliates provide to the Fund
affiliates provide to the AIM Funds in       Lipper in determining contractual fee        and the profitability of Invesco Aim and
each of these areas have generally           rates.                                       its affiliates in providing these
improved, and support the Board's approval                                                services. The Board also reviewed
of the continuance of the Fund's                The Board also compared the Fund's        information concerning the financial
investment advisory agreement.               effective fee rate (the advisory fee after   condition of Invesco Aim and its
                                             any advisory fee waivers and before any      affiliates. The Board also reviewed with
   B. Fund Performance                       expense limitations/waivers) to the          Invesco Aim the methodology used to
                                             advisory fee rates of other clients of       prepare the profitability information. The
Because there were only four funds           Invesco Aim and its affiliates with          Board considered the overall profitability
identified by Invesco Aim in the Fund's      investment strategies comparable to those    of Invesco Aim, as well as the
performance group for inclusion in the       of the Fund, including one mutual fund       profitability of Invesco Aim in connection
Lipper reports, the Board compared the       advised by Invesco Aim. The Board noted      with managing the Fund. The Board noted
Fund's performance during the past one and   that the Fund's rate was above the rate      that Invesco Aim continues to operate at a
three calendar years to the performance of   for the other mutual fund.                   net profit, although increased expenses in
funds in the Fund's performance universe                                                  recent years have reduced the
identified by Lipper, and against the           The Board noted that Invesco Aim has      profitability of Invesco Aim and its
performance of all funds in the Lipper       contractually agreed to waive fees and/or    affiliates. The Board concluded that the
Global Multi-Cap Core Funds Index. The       limit expenses of the Fund through at        Fund's fees were fair and reasonable, and
Board also reviewed the criteria used by     least June 30, 2009 in an amount necessary   that the level of profits realized by
Invesco Aim to identify the funds in the     to limit total annual operating expenses     Invesco Aim and its affiliates from
Fund's performance group for inclusion in    to a specified percentage of average daily   providing services to the Fund was not
the Lipper reports and the methodology       net assets for each class of the Fund. The   excessive in light of the nature, quality
used by Lipper to identify the performance   Board considered the contractual nature of   and extent of the services provided. The
universe. The Board noted that the Fund's    this fee waiver and noted that it remains    Board considered whether Invesco Aim is
performance was in the fourth quintile of    in effect until at least June 30, 2009.      financially sound and has the resources
its Lipper performance universe for the      The Board also considered the effect this    necessary to perform its obligations under
one year period and the second quintile      fee waiver would have on the Fund's total    the Fund's investment advisory agreement,
for the three year period (the first         estimated expenses.                          and concluded that Invesco Aim has the
quintile being the best performing funds                                                  financial resources necessary to fulfill
and the fifth quintile being the worst          After taking account of the Fund's        these obligations.
performing funds). The Board noted that      contractual advisory fee rate, as well as
the Fund's performance was below the         the comparative advisory fee information        F. Independent Written Evaluation of
performance of the Index for the one year    and the expense limitation discussed               the Fund's Senior Officer
period and above the Index for the three     above, the Board concluded that the Fund's
year period. The Board noted that Invesco    advisory fees were fair and reasonable.      The Board noted that, at their direction,
Aim acknowledges the Fund's                                                               the Senior Officer of the Fund, who is
underperformance because of shorter term        D. Economies of Scale and Breakpoints     independent of Invesco Aim and Invesco
performance results and continues to                                                      Aim's affiliates, had prepared an
monitor the Fund. The Board also             The Board considered the extent to which     independent written evaluation to assist
considered the steps Invesco Aim has taken   there are economies of scale in Invesco      the Board in determining the
over the last several years to improve the   Aim's provision of advisory services to      reasonableness of the proposed management
quality and efficiency of the services       the Fund. The Board also considered          fees of the AIM Funds, including the Fund.
that Invesco Aim provides to the AIM         whether the Fund benefits from such          The Board noted that they had relied upon
Funds. The Board concluded that Invesco      economies of scale through contractual       the Senior Officer's written evaluation
Aim continues to be responsive to the        breakpoints in the Fund's advisory fee       instead of a competitive bidding process.
Board's focus on fund performance.           schedule or through advisory fee waivers     In determining whether to continue the
Although the independent written             or expense limitations. The Board noted      Fund's investment advisory agreement, the
evaluation of the Fund's Senior Officer      that the Fund's contractual advisory fee     Board considered the Senior Officer's
                                             schedule includes seven breakpoints, but     written evaluation.
                                             that, due to the Fund's asset level at the
                                             end of the past calendar year and the way

                                                                                                                           continued


23              AIM TRIMARK FUND

   G. Collateral Benefits to Invesco Aim     market funds with respect to the Fund's      one and three calendar years to the
      and its Affiliates                     investment of uninvested cash, but not       performance of funds in the Fund's
                                             cash collateral. The Board considered the    performance universe identified by Lipper,
The Board considered various other           contractual nature of this fee waiver and    and against the performance of all funds
benefits received by Invesco Aim and its     noted that it remains in effect until at     in the Lipper Global Multi-Cap Core Funds
affiliates resulting from Invesco Aim's      least June 30, 2009. The Board concluded     Index. The Board also reviewed the
relationship with the Fund, including the    that the Fund's investment of uninvested     criteria used by Invesco Aim to identify
fees received by Invesco Aim and its         cash and cash collateral from any            the funds in the Fund's performance group
affiliates for their provision of            securities lending arrangements in the       for inclusion in the Lipper reports and
administrative, transfer agency and          affiliated money market funds is in the      the methodology used by Lipper to identify
distribution services to the Fund. The       best interests of the Fund and its           the performance universe. The Board noted
Board considered the performance of          shareholders.                                that the Fund's performance was in the
Invesco Aim and its affiliates in                                                         fourth quintile of its Lipper performance
providing these services and the             II. Sub-Advisory Agreements                  universe for the one year period and the
organizational structure employed by                                                      second quintile for the three year period
Invesco Aim and its affiliates to provide       A. Nature, Extent and Quality of          (the first quintile being the best
these services. The Board also considered          Services Provided by Affiliated        performing funds and the fifth quintile
that these services are provided to the            Sub-Advisers                           being the worst performing funds). The
Fund pursuant to written contracts which                                                  Board noted that the Fund's performance
are reviewed and approved on an annual       The Board reviewed the services to be        was below the performance of the Index for
basis by the Board. The Board concluded      provided by Invesco Trimark Ltd., Invesco    the one year period and above the Index
that Invesco Aim and its affiliates were     Asset Management Deutschland, GmbH,          for the three year period. The Board also
providing these services in a satisfactory   Invesco Asset Management Limited, Invesco    considered the steps Invesco Aim has taken
manner and in accordance with the terms of   Asset Management (Japan) Limited, Invesco    over the last several years to improve the
their contracts, and were qualified to       Australia Limited, Invesco Global Asset      quality and efficiency of the services
continue to provide these services to the    Management (N.A.), Inc., Invesco Hong Kong   that Invesco Aim provides to the AIM
Fund.                                        Limited, Invesco Institutional (N.A.),       Funds. The Board concluded that Invesco
                                             Inc. and Invesco Senior Secured              Aim continues to be responsive to the
   The Board considered the benefits         Management, Inc. (collectively, the          Board's focus on fund performance. The
realized by Invesco Aim as a result of       "Affiliated Sub-Advisers") under the         Board also reviewed more recent Fund
portfolio brokerage transactions executed    sub-advisory agreements and the              performance and this review did not change
through "soft dollar" arrangements. Under    credentials and experience of the officers   their conclusions.
these arrangements, portfolio brokerage      and employees of the Affiliated
commissions paid by the Fund and/or other    Sub-Advisers who will provide these             C. Sub-Advisory Fees
funds advised by Invesco Aim are used to     services. The Board concluded that the
pay for research and execution services.     nature, extent and quality of the services   The Board considered the services to be
The Board noted that soft dollar             to be provided by the Affiliated             provided by the Affiliated Sub-Advisers
arrangements shift the payment obligation    Sub-Advisers were appropriate. The Board     pursuant to the sub-advisory agreements
for the research and execution services      noted that the Affiliated Sub-Advisers,      and the services to be provided by Invesco
from Invesco Aim to the funds and            which have offices and personnel that are    Aim pursuant to the Fund's investment
therefore may reduce Invesco Aim's           geographically dispersed in financial        advisory agreement, as well as the
expenses. The Board also noted that          centers around the world, have been formed   allocation of fees between Invesco Aim and
research obtained through soft dollar        in part for the purpose of researching and   the Affiliated Sub-Advisers pursuant to
arrangements may be used by Invesco Aim in   compiling information and making             the sub-advisory agreements. The Board
making investment decisions for the Fund     recommendations on the markets and           noted that the sub-advisory fees have no
and may therefore benefit Fund               economies of various countries and           direct effect on the Fund or its
shareholders. The Board concluded that       securities of companies located in such      shareholders, as they are paid by Invesco
Invesco Aim's soft dollar arrangements       countries or on various types of             Aim to the Affiliated Sub-Advisers, and
were appropriate. The Board also concluded   investments and investment techniques, and   that Invesco Aim and the Affiliated
that, based on their review and              providing investment advisory services.      Sub-Advisers are affiliates. After taking
representations made by Invesco Aim, these   The Board concluded that the sub-advisory    account of the Fund's contractual
arrangements were consistent with            agreements will benefit the Fund and its     sub-advisory fee rate, as well as other
regulatory requirements.                     shareholders by permitting Invesco Aim to    relevant factors, the Board concluded that
                                             utilize the additional resources and         the Fund's sub-advisory fees were fair and
   The Board considered the fact that the    talent of the Affiliated Sub-Advisers in     reasonable.
Fund's uninvested cash and cash collateral   managing the Fund.
from any securities lending arrangements                                                     D. Financial Resources of the
may be invested in money market funds           B. Fund Performance                             Affiliated Sub-Advisers
advised by Invesco Aim pursuant to
procedures approved by the Board. The        The Board did view Fund performance as a     The Board considered whether each
Board noted that Invesco Aim will receive    relevant factor in considering whether to    Affiliated Sub-Adviser is financially
advisory fees from these affiliated money    approve the sub-advisory agreements for      sound and has the resources necessary to
market funds attributable to such            the Fund, as one of the Affiliated           perform its obligations under its
investments, although Invesco Aim has        Sub-Advisers currently manages the Fund's    respective sub-advisory agreement, and
contractually agreed to waive through at     assets. Because there were only four funds   concluded that each Affiliated Sub-Adviser
least June 30, 2009, the advisory fees       identified by Invesco Aim in the Fund's      has the financial resources necessary to
payable by the Fund in an amount equal to    performance group for inclusion in the       fulfill these obligations.
100% of the net advisory fees Invesco Aim    Lipper reports, the Board compared the
receives from the affiliated money           Fund's performance during the past


24              AIM TRIMARK FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $5,413,085
     Qualified Dividend Income*                                 100%
     Corporate Dividends Received Deduction*                   6.99%
     Foreign Tax                                          $   0.0360
     Foreign Source Income                                $   0.5600




     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 68.41%, 76.02%, 76.60%, and 70.54%, respectively.



25        AIM TRIMARK FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




26        AIM TRIMARK FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






27        AIM TRIMARK FUND

Supplement to Annual Report dated 10/31/08

AIM TRIMARK FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating
                                             For periods ended 10/31/08                   expense ratio set forth in the most
The following information has been                                                        recent Fund prospectus as of the date of
prepared to provide Institutional Class      Inception                            0.13%   this supplement for Institutional Class
shareholders with a performance overview      1 Year                            -42.68    shares was 1.29%. The expense ratios
specific to their holdings. Institutional    ==========================================   presented above may vary from the
Class shares are offered exclusively to                                                   expense ratios presented in other
institutional investors, including defined   ==========================================   sections of the actual report that are
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 based on expenses incurred during the
criteria.                                    For periods ended 9/30/08, most recent       period covered by the report.
                                             calendar quarter-end
                                                                                             A redemption fee of 2% will be
                                             Inception                            5.13%   imposed on certain redemptions or
                                              1 Year                            -25.81    exchanges out of the Fund within 31 days
                                             ==========================================   of purchase. Exceptions to the
                                                                                          redemption fee are listed in the Fund's
                                             Institutional Class shares' inception date   prospectus.
                                             is April 30, 2004. Returns since that date
                                             are historical returns. All other returns       Had the advisor not waived fees
                                             are blended returns of historical            and/or reimbursed expenses in the past,
                                             Institutional Class share performance and    performance would have been lower.
                                             restated Class A share performance (for
                                             periods prior to the inception date of          Please note that past performance
                                             Institutional Class shares) at net asset     is not indicative of future results.
                                             value (NAV) and reflect the Rule 12b-1       More recent returns may be more or less
                                             fees applicable to Class A shares. Class A   than those shown. All returns assume
                                             shares' inception date is November 4,        reinvestment of distributions at NAV.
                                             2003.                                        Investment return and principal value
                                                                                          will fluctuate so your shares, when
                                                Institutional Class shares have no        redeemed, may be worth more or less than
                                             sales charge; therefore, performance is at   their original cost. See full report for
                                             NAV. Performance of Institutional Class      information on comparative benchmarks.
                                             shares will differ from performance of       Please consult your Fund prospectus for
                                             other share classes primarily due to         more information. For the most current
                                             differing sales charges and class            month-end performance, please call 800
                                             expenses.                                    451 4246 or visit invescoaim.com.

==========================================
NASDAQ SYMBOL                        ATKIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   T-TRI-INS-1   Invesco Aim Distributors, Inc.                                                   -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $623.90        $6.04       $1,017.70       $7.51        1.48%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM TRIMARK FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                             invescoaim.com   T-TRI-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM TRIMARK SMALL COMPANIES FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
     [TAYLOR       provide some perspective and encouragement to my fellow long-term investors.
      PHOTO]
                   MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve; (2) Lipper Inc.


2            AIM TRIMARK SMALL COMPANIES FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
   [CROCKETT       believes in the wisdom of a long-term perspective and consistent investment
     PHOTO]        discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3            AIM TRIMARK SMALL COMPANIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================      While deliberate efforts are made to
PERFORMANCE SUMMARY                                                                       manage risk through industry diversifica-
                                                                                          tion, our primary method of attempting to
For the fiscal year ended October 31, 2008, Class A shares of AIM Trimark Small           manage risk is to purchase businesses that
Companies Fund, at net asset value, underperformed the Fund's style-specific, broad       are trading below their estimated
market and peer group indexes.(triangle)                                                  intrinsic value.

   Your Fund's underperformance was driven largely by below-market returns from select       Holdings are considered for sale if:
investments in the consumer discretionary and information technology sectors. Primary
contributors to Fund performance were select investments in the health care sector.       o  A more attractive investment
                                                                                             opportunity exists
   Your Fund's long-term performance appears later in this report.
                                                                                          o  Full value of the investment is deemed
FUND VS. INDEXES                                                                             to have been realized

Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does        Holdings are also considered for sale
not include applicable contingent deferred sales charges (CDSC) or front-end sales        if the original thesis for buying the
charges, which would have reduced performance.                                            company changes due to a fundamental
                                                                                          negative change in management strategy or
Class A Shares                                                                  -41.70%   a fundamental negative change in the
Class B Shares                                                                  -42.09    competitive environment.
Class C Shares                                                                  -42.12
Class R Shares                                                                  -41.82    MARKET CONDITIONS AND YOUR FUND
Class Y Shares*                                                                 -41.70
S&P 500 Index(triangle)(Broad Market Index)                                     -36.08    Equity markets declined sharply during the
Russell 2000 Index(triangle)(Style-Specific Index)                              -34.16    fiscal year as the financial crisis
Lipper Small-Cap Core Funds Index(triangle)(Peer Group Index)                   -36.40    intensified and global economic conditions
                                                                                          weakened.(1) The price volatility in the
(triangle)Lipper Inc.                                                                     markets that began in July 2007
*  Share class incepted during the fiscal year. See page 7 for a detailed                 accelerated during the fiscal year.
   explanation of Fund performance.                                                       Additionally, record high crude oil
=======================================================================================   prices, falling home values and the weak
                                                                                          U.S. dollar placed significant pressure on
HOW WE INVEST                                o  Sustainable competitive advantages        the purchasing power of the U.S. consumer.
                                                                                          Later in the fiscal year, consumer confi-
We view ourselves as business people         o  Strong growth prospects                   dence fell and market volatility increased
buying businesses, and we consider the                                                    even further as evidence of a global
purchase of a stock as an ownership          o  High barriers to entry                    recession emerged.
interest in a business. We strive to
develop a proprietary view of a business     o  Honest and capable management teams          Our investment approach focuses on
through in-depth, fundamental research                                                    individual businesses rather than market
that includes careful financial statement       Also central to the Trimark discipline    sectors. Therefore, your Fund shares
analysis and meetings with company           is our adherence to an investment horizon    little in common with sector weightings of
management teams. We then seek to purchase   of three to five years. We use this          various market indexes. However, if we
businesses whose stock prices are below      long-term approach because we believe good   were to broadly categorize businesses with
what we have calculated to be the true       business strategies usually take that        which we had the most success during the
value of the company based on its future     amount of time to implement and to produce   fiscal year, our investments in select
cash flows, management performance and       strong earnings growth. We also use a        health care stocks contributed the most to
business fundamentals.                       concentrated portfolio approach,             Fund performance, while select investments
                                             constructing a portfolio of about 25 to 45   in consumer discretionary and information
   In conducting a comprehensive analysis    stocks. We believe this allows each          technology were the
of a company, we strive to identify          investment opportunity to materially
primarily U.S. stocks that have:             affect the Fund's performance.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Consumer Discretionary               29.0%   1. Health Care Equipment              8.0%    1. NutriSystem, Inc.                 6.8%
Information Technology               27.9    2. Communications Equipment           6.8     2. International Rectifier Corp.     6.3
Health Care                          15.3    3. Internet Retail                    6.8     3. Kinetic Concepts, Inc.            6.0
Industrials                           9.2    4. Semiconductors                     6.3     4. Chemtrade Logistics Income Fund   6.0
Materials                             6.0    5. Commodity Chemicals                6.0     5. Tempur-Pedic International Inc.   5.8
Financials                            5.8    ==========================================    6. Brightpoint, Inc.                 5.7
Money Market Funds Plus                                                                    7. Endo Pharmaceuticals Holdings
Other Assets Less Liabilities         6.8                                                        Inc.                           5.6
==========================================   ==========================================    8. Wiley (John) & Sons-Class A       5.1
                                             Total Net Assets           $422.6 million     9. Con-way Inc.                      4.6
                                             Total Number of Holdings*              30    10. Columbia Sportswear Co.           4.5
                                             ==========================================   ==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4            AIM TRIMARK SMALL COMPANIES FUND

largest detractors. Our small cash           will continually strive to upgrade the                    TED CHISHOLM
position also helped the Fund's              quality of your Fund's portfolio.                         Portfolio manager, is manager
performance relative to the Russell 2000                                                   [CHISHOLM   of AIM Trimark Small
Index in a falling market.                      As always, we thank you for your             PHOTO]    Companies Fund. Mr. Chisholm
                                             investment in AIM Trimark Small Companies                 joined Invesco Trimark
   While few Fund holdings appreciated       Fund and for sharing our long-term           Investments in 1991; after a brief
during the year, TERCICA posted a            investment perspective.                      absence, he rejoined the company in 2003.
doubledigit gain and was the top                                                          He assumed his current duties in 2006. Mr.
contributor to Fund performance. Tercica,    (1) Lipper Inc.                              Chisholm earned a B.A. from the University
a biotechnology company, benefited from a                                                 of Western Ontario.
tender offer that resulted in the company    (2) Tercica, Inc; Bloomberg L.P.
being sold at a 100% premium to its price                                                              ROB MIKALACHKI
when the tender offer was announced.(2) The  The views and opinions expressed in                       Chartered Financial Analyst,
transaction reinforced our belief that       management's discussion of Fund              [MIKALACHKI  portfolio manager, is manager
many businesses have fallen to levels that   performance are those of Invesco Aim            PHOTO]    of AIM Trimark Small
underestimate their fundamentals in this     Advisors, Inc. These views and opinions                   Companies Fund. He joined
environment. We sold our position in         are subject to change at any time based on   Invesco Trimark Investments in 1999 as a
Tercica during the fiscal year due to its    factors such as market and economic          small-cap analyst. He earned an undergrad-
pending acquisition.                         conditions. These views and opinions may     uate degree in business at Wilfrid
                                             not be relied upon as investment advice or   Laurier.
   During the fiscal year, a number of our   recommendations, or as an offer for a
holdings in the consumer discretionary and   particular security. The information is
information technology sectors were          not a complete analysis of every aspect of
particularly hard hit, including TEMPUR-     any market, country, industry, security or
PEDIC INTERNATIONAL, MEGA BRANDS, SMART      the Fund. Statements of fact are from
MODULAR TECHNOLOGIES and INTERNATIONAL       sources considered reliable, but Invesco
RECTIFIER. The share prices of these         Aim Advisors, Inc. makes no representation
companies fell despite their strong          or warranty as to their completeness or
long-term fundamentals, solid balance        accuracy. Although historical performance
sheets and competitive advantages. While     is no guarantee of future results, these
the economic environment has been tough      insights may help you understand our
and many companies have had to lower their   investment management philosophy.
earnings expectations, we believe the
price declines we've seen have been out of   See important Fund and index disclosures
proportion in most cases.                    later in this report.

   In addition to Tercica, we sold our
position in HUSKY INJECTION MOLDING
SYSTEMS due to its acquisition. We also
eliminated our profitable investments in
FTI CONSULTING, LEARNING TREE
INTERNATIONAL, POLARIS INDUSTRIES and HNI based on valuation.

   Increased market volatility during the
fiscal year presented some buying
opportunities. We took advantage of this market situation by adding to many of our existing holdings.

   During the fiscal year, we continued to
focus on finding quality businesses
trading at what we believed were
attractive values relative to their
long-term prospects. In contrast, the
market is often driven by short-term
events or outlooks in both good times and bad. Market volatility allowed us to take advantage of investment opportunities we believe may benefit your Fund in the long term.

   While we can never predict future Fund
performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses and


5               AIM TRIMARK SMALL COMPANIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects    shown in the chart. The vertical axis, the
comparable future results.                   fund expenses and management fees;           one that indicates the dollar value of an
                                             performance of a market index does not.      investment, is constructed with each
   The data shown in the chart include       Performance shown in the chart and table     segment representing a percent change in
reinvested distributions, applicable sales   does not reflect deduction of taxes a        the value of the investment. In this
charges and Fund expenses including          shareholder would pay on Fund                chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6               AIM TRIMARK SMALL COMPANIES FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Index data from 10/31/03, Fund data from 11/4/03

            AIM Trimark Small    AIM Trimark Small    AIM Trimark Small
             Companies Fund-      Companies Fund-      Companies Fund-                         Russell 2000      Lipper Small-Cap
  Date        Class A Shares       Class B Shares       Class C Shares     S&P 500 Index(1)      Index(1)      Core Funds Index(1)

10/31/03                                                                        $10000            $10000              $10000
   11/03          $ 9488               $10040               $10040               10088             10355               10360
   12/03            9639                10190                10200               10617             10565               10648
    1/04            9723                10279                10279               10811             11024               10986
    2/04            9894                10449                10459               10962             11123               11177
    3/04           10149                10718                10729               10796             11226               11298
    4/04            9978                10529                10539               10627             10654               10910
    5/04           10082                10638                10639               10773             10824               11005
    6/04           10479                11058                11049               10982             11279               11474
    7/04           10016                10549                10549               10619             10520               10870
    8/04           10044                10589                10579               10661             10466               10775
    9/04           10677                11248                11239               10777             10957               11311
   10/04           11244                11838                11829               10941             11173               11496
   11/04           11821                12427                12429               11384             12142               12404
   12/04           12223                12842                12844               11771             12501               12604
    1/05           12308                12923                12925               11484             11980               12239
    2/05           12536                13165                13156               11726             12183               12525
    3/05           12460                13085                13076               11518             11834               12209
    4/05           11927                12512                12503               11300             11156               11550
    5/05           12260                12853                12846               11659             11886               12169
    6/05           12688                13295                13298               11676             12345               12584
    7/05           13382                14009                14012               12110             13127               13332
    8/05           13297                13908                13911               11999             12884               13208
    9/05           13344                13958                13952               12097             12924               13334
   10/05           12992                13576                13579               11895             12523               12925
   11/05           13553                14149                14152               12344             13131               13516
   12/05           13803                14412                14405               12349             13071               13557
    1/06           14160                14769                14764               12676             14243               14590
    2/06           14170                14769                14764               12710             14204               14493
    3/06           14721                15332                15337               12868             14893               15132
    4/06           14838                15444                15440               13041             14890               15245
    5/06           14152                14728                14723               12666             14054               14509
    6/06           14124                14686                14682               12683             14144               14411
    7/06           13863                14410                14406               12761             13684               13921
    8/06           14481                15044                15040               13064             14089               14197
    9/06           14820                15381                15377               13400             14207               14263
   10/06           15536                16107                16103               13837             15025               14953
   11/06           15497                16067                16062               14100             15420               15389
   12/06           15571                16136                16130               14297             15471               15414
    1/07           16322                16886                16881               14513             15730               15689
    2/07           16478                17042                17037               14230             15606               15725
    3/07           17030                17606                17601               14389             15773               15898
    4/07           17187                17761                17745               15026             16056               16352
    5/07           17751                18334                18320               15550             16714               17057
    6/07           17438                17992                17988               15292             16469               16885
    7/07           17292                17837                17823               14819             15343               16000
    8/07           17364                17892                17878               15040             15690               16062
    9/07           17177                17694                17680               15602             15960               16405
   10/07           17417                17925                17924               15850             16418               16802
   11/07           16031                16489                16475               15187             15239               15676
   12/07           16087                16537                16522               15082             15229               15710
====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================
                                                       [MOUNTAIN CHART]

    1/08           15226                15641                15624               14178             14191               14671
    2/08           13893                14268                14251               13718             13665               14390
    3/08           13319                13674                13657               13658             13722               14267
    4/08           14025                14384                14378               14323             14296               14956
    5/08           14399                14756                14739               14509             14953               15695
    6/08           13109                13430                13412               13287             13802               14605
    7/08           13296                13616                13611               13175             14313               14644
    8/08           13892                14210                14193               13366             14830               14981
    9/08           12590                12872                12866               12176             13648               13582
   10/08           10155                10206                10374               10131             10809               10686
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (11/4/03)                  0.31%   CLASS A SHARES
 1 Year                            -44.89    Inception (11/4/03)                  4.81%
                                              1 Year                            -30.73
CLASS B SHARES
Inception (11/4/03)                  0.41%   CLASS B SHARES
 1 Year                            -44.84    Inception (11/4/03)                  4.95%
                                              1 Year                            -30.71
CLASS C SHARES
Inception (11/4/03)                  0.74%   CLASS C SHARES
 1 Year                            -42.67    Inception (11/4/03)                  5.27%
                                              1 Year                            -27.92
CLASS R SHARES
Inception                            1.24%   CLASS R SHARES
 1 Year                            -41.82    Inception                            5.80%
                                              1 Year                            -26.90
CLASS Y SHARES                               ==========================================
Inception                            1.45%
 1 Year                            -41.70
==========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      HIGHER. PLEASE VISIT INVESCOAIM.COM FOR      CLASS B AND CLASS C SHARE PERFORMANCE
30, 2004. RETURNS SINCE THAT DATE ARE        THE MOST RECENT MONTH-END PERFORMANCE.       REFLECTS THE APPLICABLE CONTINGENT
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    PERFORMANCE FIGURES REFLECT REINVESTED       DEFERRED SALES CHARGE (CDSC) FOR THE
BLENDED RETURNS OF HISTORICAL CLASS R        DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    PERIOD INVOLVED. THE CDSC ON CLASS B
SHARE PERFORMANCE AND RESTATED CLASS A       AND THE EFFECT OF THE MAXIMUM SALES CHARGE   SHARES DECLINES FROM 5% BEGINNING AT THE
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      UNLESS OTHERWISE STATED. INVESTMENT RETURN   TIME OF PURCHASE TO 0% AT THE BEGINNING OF
THE INCEPTION DATE OF CLASS R SHARES) AT     AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT   THE SEVENTH YEAR. THE CDSC ON CLASS C
NET ASSET VALUE, ADJUSTED TO REFLECT THE     YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    SHARES IS 1% FOR THE FIRST YEAR AFTER
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   SHARES.                                      PURCHASE. CLASS R SHARES DO NOT HAVE A
R SHARES. CLASS A SHARES' INCEPTION DATE                                                  FRONT-END SALES CHARGE; RETURNS SHOWN ARE
IS NOVEMBER 4, 2003.                            THE NET ANNUAL FUND OPERATING EXPENSE     AT NET ASSET VALUE AND DO NOT REFLECT A
                                             RATIO SET FORTH IN THE MOST RECENT FUND      0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL
   CLASS Y SHARES' INCEPTION DATE IS         PROSPECTUS AS OF THE DATE OF THIS REPORT     REDEMPTION OF RETIREMENT PLAN ASSETS
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     FOR CLASS A, CLASS B, CLASS C, CLASS R AND   WITHIN THE FIRST YEAR. CLASS Y SHARES DO
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    CLASS Y SHARES WAS 1.30%, 2.05%, 2.05%,      NOT HAVE A FRONT-END SALES CHARGE OR A
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      1.55% AND 1.05%, RESPECTIVELY.(1) THE        CDSC; THEREFORE, PERFORMANCE IS AT NET
PERFORMANCE AND RESTATED CLASS A SHARE       TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    ASSET VALUE.
PERFORMANCE (FOR PERIODS PRIOR TO THE        SET FORTH IN THE MOST RECENT FUND
INCEPTION DATE OF CLASS Y SHARES) AT NET     PROSPECTUS AS OF THE DATE OF THIS REPORT        THE PERFORMANCE OF THE FUND'S SHARE
ASSET VALUE. THE RESTATED CLASS A SHARE      FOR CLASS A, CLASS B, CLASS C, CLASS R AND   CLASSES WILL DIFFER PRIMARILY DUE TO
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CLASS Y SHARES WAS 1.31%, 2.06%, 2.06%,      DIFFERENT SALES CHARGE STRUCTURES AND
APPLICABLE TO CLASS A SHARES AS WELL AS      1.56% AND 1.06%, RESPECTIVELY. THE EXPENSE   CLASS EXPENSES.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    RATIOS PRESENTED ABOVE MAY VARY FROM THE
RECEIVED BY CLASS A SHARES. CLASS A          EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   (1) Total annual operating expenses less
SHARES' INCEPTION DATE IS NOVEMBER 4,        OF THIS REPORT THAT ARE BASED ON EXPENSES        any contractual fee waivers and/or
2003.                                        INCURRED DURING THE PERIOD COVERED BY THIS       expense reimbursements by the advisor
                                             REPORT.                                          in effect through at least June 30,
   THE PERFORMANCE DATA QUOTED REPRESENT                                                      2009. See current prospectus for more
PAST PERFORMANCE AND CANNOT GUARANTEE           CLASS A SHARE PERFORMANCE REFLECTS THE        information.
COMPARABLE FUTURE RESULTS; CURRENT           MAXIMUM 5.50% SALES CHARGE, AND
PERFORMANCE MAY BE LOWER OR


7               AIM TRIMARK SMALL COMPANIES FUND

AIM TRIMARK SMALL COMPANIES FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Investing in a fund that invests in       o  A direct investment cannot be made in
                                                smaller companies involves risks not         an index. Unless otherwise indicated,
o  Effective September 30, 2003, only           associated with investing in more            index results include reinvested
   previously established qualified plans       established companies, such as business      dividends, and they do not reflect
   are eligible to purchase Class B shares      risk, stock price fluctuations and           sales charges. Performance of an index
   of any AIM fund.                             illiquidity.                                 of funds reflects fund expenses;
                                                                                             performance of a market index does not.
o  Class R shares are available only to      o  The prices of securities held by the
   certain retirement plans. Please see         Fund may decline in response to market    OTHER INFORMATION
   the prospectus for more information.         risks.
                                                                                          o  The Chartered Financial Analyst--REGIS-
o  Class Y shares are available only to      ABOUT INDEXES USED IN THIS REPORT               TERED TRADEMARK-- (CFA--REGISTERED
   certain investors. Please see the                                                         TRADEMARK--) designation is a globally
   prospectus for more information.          o  The S&P 500--REGISTERED TRADEMARK--          recognized standard for measuring the
                                                INDEX is a market                            competence and integrity of investment
PRINCIPAL RISKS OF INVESTING IN THE FUND        capitalization-weighted index covering       professionals.
                                                all major areas of the U.S. economy. It
o  Since a large percentage of the Fund's       is not the 500 largest companies, but     o  The returns shown in management's
   assets may be invested in securities of      rather the most widely held 500              discussion of Fund performance are
   a limited number of companies, each          companies chosen with respect to market      based on net asset values calculated
   investment has a greater effect on the       size, liquidity, and their industry.         for shareholder transactions. Generally
   Fund's overall performance, and any                                                       accepted accounting principles require
   change in the value of those securities   o  The RUSSELL 2000--REGISTERED                 adjustments to be made to the net
   could significantly affect the value of      TRADEMARK-- INDEX measures the               assets of the Fund at period end for
   your investment in the Fund.                 performance of the 2,000 smallest            financial reporting purposes, and as
                                                companies in the Russell                     such, the net asset values for
o  The values of convertible securities in      3000--REGISTERED TRADEMARK-- Index,          shareholder transactions and the
   which the Fund invests may be affected       which represents approximately 8% of         returns based on those net asset values
   by market interest rates, the risk that      the total market capitalization of the       may differ from the net asset values
   the issuer may default on interest or        Russell 3000 Index. The Russell 2000         and returns reported in the Financial
   principal payments, and the value of         Index and the Russell 3000 Index are         Highlights.
   the underlying common stock into which       trademarks/ service marks of the Frank
   these securities may be converted.           Russell Company. Russell--REGISTERED      o  Industry classifications used in this
                                                TRADEMARK-- is a trademark of the Frank      report are generally according to the
o  Prices of equity securities change in        Russell Company.                             Global Industry Classification
   response to many factors, including the                                                   Standard, which was developed by and is
   historical and prospective earnings of    o  The LIPPER SMALL-CAP CORE FUNDS INDEX        the exclusive property and a service
   the issuer, the value of its assets,         is an equally weighted representation        mark of MSCI Inc. and Standard &
   general economic conditions, interest        of the largest funds in the Lipper           Poor's.
   rates, investor perceptions and market       Small-Cap Core Funds category. These
   liquidity.                                   funds typically have an average
                                                price-to-earnings ratio, price-to-book
o  Foreign securities have additional           ratio, and three-year sales-per-share
   risks, including exchange rate changes,      growth value, compared to the S&P
   political and economic upheaval,             SmallCap 600 Index.
   relative lack of information,
   relatively low market liquidity, and      o  The Fund is not managed to track the
   the potential lack of strict financial       performance of any particular index,
   and accounting controls and standards.       including the indexes defined here, and
                                                consequently, the performance of the
                                                Fund may deviate significantly from the
                                                performance of the indexes.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ATIAX
=======================================================================================   Class B Shares                       ATIBX
                                                                                          Class C Shares                       ATICX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class R Shares                       ATIRX
                                                                                          Class Y Shares                       ATIYX
                                                                                          ==========================================


8               AIM TRIMARK SMALL COMPANIES FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008




                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-92.96%

AIR FREIGHT & LOGISTICS-4.61%

Dynamex Inc.(b)(c)                                     323,988    $  7,908,547
------------------------------------------------------------------------------
Pacer International, Inc.                            1,023,900      11,559,831
==============================================================================
                                                                    19,468,378
==============================================================================


ALUMINUM-0.04%

Cymat Technologies Ltd. (Canada)(c)                  2,497,500         165,254
==============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-5.25%

Columbia Sportswear Co.                                521,482      19,227,041
------------------------------------------------------------------------------
Hampshire Group, Ltd.(b)(c)                            592,824       2,958,192
==============================================================================
                                                                    22,185,233
==============================================================================


AUTOMOTIVE RETAIL-1.91%

Lithia Motors, Inc.-Class A(b)                       1,966,338       8,061,986
==============================================================================


COMMODITY CHEMICALS-5.98%

Chemtrade Logistics Income Fund (Canada)(b)          2,733,468      25,276,186
==============================================================================


COMMUNICATIONS EQUIPMENT-6.84%

Avocent Corp.(c)                                       659,597       9,907,147
------------------------------------------------------------------------------
Plantronics, Inc.                                      348,627       5,034,174
------------------------------------------------------------------------------
Tekelec(c)                                           1,102,529      13,991,093
==============================================================================
                                                                    28,932,414
==============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.31%

Hewitt Associates, Inc.-Class A(c)                     350,400       9,772,656
==============================================================================


ELECTRONIC MANUFACTURING SERVICES-3.87%

Smart Modular Technologies WWH Inc.(b)(c)            6,039,747      16,367,714
==============================================================================


HEALTH CARE EQUIPMENT-8.04%

Edwards Lifesciences Corp.(c)                          162,000       8,560,080
------------------------------------------------------------------------------
Kinetic Concepts, Inc.(c)                            1,049,500      25,408,395
==============================================================================
                                                                    33,968,475
==============================================================================


HEALTH CARE SUPPLIES-1.67%

Cooper Cos., Inc. (The)                                427,324       7,042,299
==============================================================================


HOME FURNISHINGS-5.76%

Tempur-Pedic International Inc.(c)                   3,115,375      24,331,079
==============================================================================


INTERNET RETAIL-6.79%

NutriSystem, Inc.(b)                                 2,029,000      28,710,350
==============================================================================


LEISURE PRODUCTS-1.20%

MEGA Brands Inc. (Canada)(b)(c)                      3,665,500       5,062,971
==============================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.00%

Brompton Corp. (Canada)(c)(d)                           69,374               0
==============================================================================


PHARMACEUTICALS-5.57%

Endo Pharmaceuticals Holdings Inc.(c)                1,272,200      23,535,700
==============================================================================


PUBLISHING-5.07%

Wiley (John) & Sons-Class A                            615,758      21,416,063
==============================================================================


REAL ESTATE MANAGEMENT & DEVELOPMENT-3.39%

FirstService Corp. (Canada)(c)                       1,179,000      14,315,140
==============================================================================


SEMICONDUCTOR EQUIPMENT-2.84%

ASM International N.V.-ADR (Netherlands)(c)          1,044,700      10,290,295
------------------------------------------------------------------------------
ASM International N.V. (Netherlands)(c)                180,000       1,732,381
==============================================================================
                                                                    12,022,676
==============================================================================


SEMICONDUCTORS-6.32%

International Rectifier Corp.(c)                     1,729,600      26,705,024
==============================================================================


SPECIALIZED CONSUMER SERVICES-2.99%

Jackson Hewitt Tax Service Inc.                        916,851      12,634,207
==============================================================================


TECHNOLOGY DISTRIBUTORS-5.72%

Brightpoint, Inc.(c)                                 4,196,138      24,169,755
==============================================================================


THRIFTS & MORTGAGE FINANCE-2.20%

Northwest Bancorp, Inc.                                351,386       9,311,729
==============================================================================


TRUCKING-4.59%

Con-way Inc.                                           569,462      19,384,486
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $699,052,659)                                         392,839,775
==============================================================================



PREFERRED STOCK-0.26%

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.26%

FirstService Corp.(Canada)-Series 1, 7% Pfd. (Cost
  $1,880,000)                                           75,200       1,090,400
==============================================================================



MONEY MARKET FUNDS-3.20%

Liquid Assets Portfolio-Institutional Class(e)       6,755,315       6,755,315
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)             6,755,315       6,755,315
==============================================================================
     Total Money Market Funds (Cost $13,510,630)                    13,510,630
==============================================================================
TOTAL INVESTMENTS-96.42% (Cost $714,443,289)                       407,440,805
==============================================================================
OTHER ASSETS LESS LIABILITIES-3.58%                                 15,146,963
==============================================================================
NET ASSETS-100.00%                                                $422,587,768
______________________________________________________________________________
==============================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM TRIMARK SMALL COMPANIES FUND

Investment Abbreviations:

Pfd.   - Preferred
ADR    - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2008 was $94,345,946, which represented 22.33% of the Fund's Net Assets. See Note 3.
(c)   Non-income producing security.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2008 represented less than 0.01% of the Fund's Net Assets. See
      Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM TRIMARK SMALL COMPANIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $465,714,651)                           $ 299,584,229
-------------------------------------------------------
Investments in affiliates, at value
  (Cost $248,728,638)                       107,856,576
=======================================================
     Total investments (Cost
       $714,443,289)                        407,440,805
=======================================================
Foreign currencies, at value (Cost
  $18,788,819)                               16,361,525
-------------------------------------------------------
Receivables for:
  Investments sold                              180,815
-------------------------------------------------------
  Fund shares sold                              549,829
-------------------------------------------------------
  Dividends                                     300,599
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              10,265
-------------------------------------------------------
Other assets                                     57,769
=======================================================
     Total assets                           424,901,607
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                      1,906,125
-------------------------------------------------------
Accrued fees to affiliates                      323,779
-------------------------------------------------------
Accrued other operating expenses                 52,611
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               31,324
=======================================================
     Total liabilities                        2,313,839
=======================================================
Net assets applicable to shares
  outstanding                             $ 422,587,768
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 727,737,928
-------------------------------------------------------
Undistributed net investment income             879,465
-------------------------------------------------------
Undistributed net realized gain               3,389,117
-------------------------------------------------------
Unrealized appreciation (depreciation)     (309,418,742)
=======================================================
                                          $ 422,587,768
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                   $ 188,481,879
_______________________________________________________
=======================================================
Class B                                   $  12,304,354
_______________________________________________________
=======================================================
Class C                                   $  59,805,895
_______________________________________________________
=======================================================
Class R                                   $  13,540,527
_______________________________________________________
=======================================================
Class Y                                   $     511,240
_______________________________________________________
=======================================================
Institutional Class                       $ 147,943,873
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      20,458,927
_______________________________________________________
=======================================================
Class B                                       1,379,890
_______________________________________________________
=======================================================
Class C                                       6,714,037
_______________________________________________________
=======================================================
Class R                                       1,482,924
_______________________________________________________
=======================================================
Class Y                                          55,489
_______________________________________________________
=======================================================
Institutional Class                          15,747,412
_______________________________________________________
=======================================================
Class A:
  Net asset value per share               $        9.21
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.21 divided
     by 94.50%)                           $        9.75
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                            $        8.92
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                            $        8.91
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                            $        9.13
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                            $        9.21
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $        9.39
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM TRIMARK SMALL COMPANIES FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $491,723)                           $   4,185,515
------------------------------------------------------------------------------------------------
Dividends from affiliates                                                              6,064,847
------------------------------------------------------------------------------------------------
Interest                                                                                 494,541
================================================================================================
     Total investment income                                                          10,744,903
================================================================================================


EXPENSES:

Advisory fees                                                                          4,780,576
------------------------------------------------------------------------------------------------
Administrative services fees                                                             190,872
------------------------------------------------------------------------------------------------
Custodian fees                                                                            23,066
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                853,648
------------------------------------------------------------------------------------------------
  Class B                                                                                212,906
------------------------------------------------------------------------------------------------
  Class C                                                                                941,143
------------------------------------------------------------------------------------------------
  Class R                                                                                 78,998
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                1,358,239
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                     132,978
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 33,693
------------------------------------------------------------------------------------------------
Other                                                                                    432,906
================================================================================================
     Total expenses                                                                    9,039,025
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (107,058)
================================================================================================
     Net expenses                                                                      8,931,967
================================================================================================
Net investment income                                                                  1,812,936
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                                9,597,450
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (925,525)
================================================================================================
                                                                                       8,671,925
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (337,175,909)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (2,422,721)
================================================================================================
                                                                                    (339,598,630)
================================================================================================
Net realized and unrealized gain (loss)                                             (330,926,705)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(329,113,769)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM TRIMARK SMALL COMPANIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008             2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   1,812,936     $  4,375,517
----------------------------------------------------------------------------------------------------------
  Net realized gain                                                             8,671,925       34,967,286
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (339,598,630)        (904,976)
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (329,113,769)      38,437,827
==========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (2,563,339)              --
----------------------------------------------------------------------------------------------------------
  Class B                                                                         (24,324)              --
----------------------------------------------------------------------------------------------------------
  Class C                                                                         (98,215)              --
----------------------------------------------------------------------------------------------------------
  Class R                                                                         (53,416)              --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,457,340)              --
==========================================================================================================
     Total distributions from net investment income                            (4,196,634)             --
==========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (20,339,901)     (14,474,356)
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,348,151)      (1,562,553)
----------------------------------------------------------------------------------------------------------
  Class C                                                                      (5,443,521)      (3,344,473)
----------------------------------------------------------------------------------------------------------
  Class R                                                                        (586,772)        (207,738)
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (7,782,407)      (2,162,202)
==========================================================================================================
     Total distributions from net realized gains                              (35,500,752)     (21,751,322)
==========================================================================================================
Share transactions-net:
  Class A                                                                     (77,293,805)     252,986,891
----------------------------------------------------------------------------------------------------------
  Class B                                                                      (6,227,283)       9,072,742
----------------------------------------------------------------------------------------------------------
  Class C                                                                      (2,947,156)      71,864,019
----------------------------------------------------------------------------------------------------------
  Class R                                                                      12,154,752        7,276,826
----------------------------------------------------------------------------------------------------------
  Class Y                                                                         587,391               --
----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          80,096,982      138,067,723
==========================================================================================================
     Net increase in net assets resulting from share transactions               6,370,881      479,268,201
==========================================================================================================
     Net increase (decrease) in net assets                                   (362,440,274)     495,954,706
==========================================================================================================


NET ASSETS:

  Beginning of year                                                           785,028,042      289,073,336
==========================================================================================================
  End of year (includes undistributed net investment income of $879,465
     and $4,157,869, respectively)                                          $ 422,587,768     $785,028,042
__________________________________________________________________________________________________________
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM TRIMARK SMALL COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Small Companies Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM TRIMARK SMALL COMPANIES FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation)

15        AIM TRIMARK SMALL COMPANIES FUND
      until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Trimark Ltd. ("Invesco Trimark"), the Advisor paid Invesco Trimark 40% of the amount of the Advisor's compensation on the sub-advised assets. This agreement terminated on May 1, 2008.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $58,963.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $3,276.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $62,493 in front-end sales commissions from the sale of Class A shares and $42,179, $46,702, $56,216 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


16        AIM TRIMARK SMALL COMPANIES FUND

NOTE 3--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2008.

                                                                              CHANGE IN
                                                                             UNREALIZED
                                    VALUE        PURCHASES     PROCEEDS     APPRECIATION       VALUE      DIVIDEND     REALIZED
                                   10/31/07       AT COST     FROM SALES   (DEPRECIATION)    10/31/08      INCOME    GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------

Chemtrade Logistics Income
  Fund                          $  26,961,000  $    433,563  $         --   $  (2,118,377) $ 25,276,186  $2,673,531  $        --
--------------------------------------------------------------------------------------------------------------------------------
Dynamex Inc.                       15,576,658       205,182    (6,238,877)     (1,634,416)    7,908,547          --    1,035,443
--------------------------------------------------------------------------------------------------------------------------------
Hampshire Group, Ltd.               4,873,344     2,130,146            --      (4,045,298)    2,958,192          --           --
--------------------------------------------------------------------------------------------------------------------------------
Lithia Motors, Inc.                22,434,621     9,675,498            --     (24,048,133)    8,061,986     924,179           --
--------------------------------------------------------------------------------------------------------------------------------
MEGA Brands Inc.                   41,910,931    12,931,904            --     (49,779,864)    5,062,971          --           --
--------------------------------------------------------------------------------------------------------------------------------
NutriSystem, Inc.                  29,552,180    20,134,310    (8,100,245)    (12,875,895)   28,710,350     841,330   (4,712,398)
--------------------------------------------------------------------------------------------------------------------------------
Smart Modular Technologies WWH
  Inc.                             34,682,856    15,587,370            --     (33,902,512)   16,367,714          --           --
================================================================================================================================
  Total Investments in
     Affiliates                 $ 175,991,590  $ 61,097,973  $(14,339,122)  $(128,404,495) $ 94,345,946  $4,439,040  $(3,676,955)
________________________________________________________________________________________________________________________________
================================================================================================================================



NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $44,819.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $4,206 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM TRIMARK SMALL COMPANIES FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $10,209,779     $ 5,491,356
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        29,487,607      16,259,966
========================================================================================================
Total distributions                                                          $39,697,386     $21,751,322
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $     914,801
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                           5,534,962
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (309,148,331)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                       (2,416,258)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (35,334)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        727,737,928
================================================================================================
Total net assets                                                                   $ 422,587,768
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $290,359,410 and $204,036,758, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $38,700,000. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $   6,634,640
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (315,782,971)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(309,148,331)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $716,589,136.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency, transactions proxy costs and distributions on, October 31, 2008, undistributed net investment income was decreased by $894,706, undistributed net realized gain was decreased by $4,539,990 and shares of beneficial interest increased by $5,434,696. This reclassification had no effect on the net assets of the Fund.


18        AIM TRIMARK SMALL COMPANIES FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                            -------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     9,766,999     $ 131,935,709     19,878,576     $327,964,528
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       277,316         3,578,277        997,033       15,956,779
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     2,307,942        30,081,857      5,030,084       80,902,527
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                     1,497,440        19,778,767        617,986       10,184,932
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     55,818           590,298             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         7,133,591        95,208,285      8,239,638      140,183,716
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,497,173        21,319,741        893,978       13,400,727
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        92,245         1,279,445         99,752        1,462,363
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       378,322         5,243,548        218,552        3,201,787
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        45,275           640,186         13,933          207,736
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           638,919         9,238,770        142,250        2,162,202
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       178,067         2,212,628        131,346        2,148,153
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (183,434)       (2,212,628)      (134,742)      (2,148,153)
=========================================================================================================================
Reacquired:
  Class A(b)                                                (18,405,587)     (232,761,883)    (5,502,996)     (90,526,517)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (717,112)       (8,872,377)      (388,788)      (6,198,247)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (3,164,217)      (38,272,561)      (765,753)     (12,240,295)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (667,212)       (8,264,201)      (197,096)      (3,115,842)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                       (329)           (2,907)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (1,968,383)      (24,350,073)      (252,142)      (4,278,195)
=========================================================================================================================
     Net increase (decrease) in share activity               (1,237,167)    $   6,370,881     29,021,611     $479,268,201
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

     CLASS                                                                        SHARES        AMOUNT
     --------------------------------------------------------------------------------------------------
     Class Y                                                                      54,735      $ 579,094
     --------------------------------------------------------------------------------------------------
     Class A                                                                     (54,735)     $(579,094)
     __________________________________________________________________________________________________
     ==================================================================================================





19        AIM TRIMARK SMALL COMPANIES FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                 NET GAINS
                                                  (LOSSES)
                        NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       $16.71     $ 0.03(c)     $(6.71)      $(6.68)     $(0.09)       $(0.73)        $(0.82)      $ 9.21
Year ended 10/31/07        16.07       0.17(c)       1.64         1.81          --         (1.17)         (1.17)       16.71
Year ended 10/31/06        13.67      (0.01)(c)      2.65         2.64          --         (0.24)         (0.24)       16.07
Year ended 10/31/05        11.90      (0.06)(c)      1.90         1.84          --         (0.07)         (0.07)       13.67
Year ended 10/31/04(e)     10.00      (0.04)         1.94         1.90          --            --             --        11.90
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08        16.24      (0.06)(c)     (6.52)       (6.58)      (0.01)        (0.73)         (0.74)        8.92
Year ended 10/31/07        15.75       0.05(c)       1.61         1.66          --         (1.17)         (1.17)       16.24
Year ended 10/31/06        13.50      (0.12)(c)      2.61         2.49          --         (0.24)         (0.24)       15.75
Year ended 10/31/05        11.84      (0.15)(c)      1.88         1.73          --         (0.07)         (0.07)       13.50
Year ended 10/31/04(e)     10.00      (0.08)         1.92         1.84          --            --             --        11.84
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08        16.22      (0.06)(c)     (6.51)       (6.57)      (0.01)        (0.73)         (0.74)        8.91
Year ended 10/31/07        15.74       0.05(c)       1.60         1.65          --         (1.17)         (1.17)       16.22
Year ended 10/31/06        13.50      (0.12)(c)      2.60         2.48          --         (0.24)         (0.24)       15.74
Year ended 10/31/05        11.83      (0.15)(c)      1.89         1.74          --         (0.07)         (0.07)       13.50
Year ended 10/31/04(e)     10.00      (0.07)         1.90         1.83          --            --             --        11.83
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08        16.58       0.01(c)      (6.66)       (6.65)      (0.07)        (0.73)         (0.80)        9.13
Year ended 10/31/07        15.98       0.13(c)       1.64         1.77          --         (1.17)         (1.17)       16.58
Year ended 10/31/06        13.64      (0.05)(c)      2.63         2.58          --         (0.24)         (0.24)       15.98
Year ended 10/31/05        11.89      (0.09)(c)      1.91         1.82          --         (0.07)         (0.07        13.64
Year ended 10/31/04(e)     10.56      (0.04)         1.37         1.33          --            --             --        11.89
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(e)     10.58       0.00         (1.37)       (1.37)         --            --             --         9.21
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08        17.00       0.10         (6.84)       (6.74)      (0.14)        (0.73)         (0.87)        9.39
Year ended 10/31/07        16.26       0.25          1.66         1.91          --         (1.17)         (1.17)       17.00
Year ended 10/31/06        13.76       0.06          2.68         2.74          --         (0.24)         (0.24)       16.26
Year ended 10/31/05        11.92      (0.00)         1.91         1.91          --         (0.07)         (0.07)       13.76
Year ended 10/31/04(e)     10.56      (0.02)         1.38         1.36          --            --             --        11.92
______________________________________________________________________________________________________________________________
==============================================================================================================================

                                                       RATIO OF          RATIO OF
                                                       EXPENSES          EXPENSES
                                                      TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                      NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                     NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                          TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                        RETURN(A)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(B)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       (41.70)%    $188,482           1.37%(d)          1.38%(d)        0.28%(d)       41%
Year ended 10/31/07        12.10       458,286           1.27              1.34            1.06           44
Year ended 10/31/06        19.55       193,127           1.41              1.52           (0.06)          47
Year ended 10/31/05        15.55       127,013           1.51              1.61           (0.45)          20
Year ended 10/31/04(e)     19.00        21,862           2.01(f)           3.26(f)        (1.17)(f)       29
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08       (42.12)       12,304           2.12(d)           2.13(d)        (0.47)(d)       41
Year ended 10/31/07        11.35        31,025           2.02              2.09            0.31           44
Year ended 10/31/06        18.67        21,066           2.16              2.27           (0.81)          47
Year ended 10/31/05        14.69        19,582           2.21              2.31           (1.15)          20
Year ended 10/31/04(e)     18.40         6,558           2.66(f)           3.91(f)        (1.82)(f)       29
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08       (42.12)       59,806           2.12(d)           2.13(d)        (0.47)(d)       41
Year ended 10/31/07        11.28       116,625           2.02              2.09            0.31           44
Year ended 10/31/06        18.60        42,640           2.16              2.27           (0.81)          47
Year ended 10/31/05        14.79        24,724           2.21              2.31           (1.15)          20
Year ended 10/31/04(e)     18.30         4,550           2.66(f)           3.91(f)        (1.82)(f)       29
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08       (41.82)       13,541           1.62(d)           1.63(d)         0.03(d)        41
Year ended 10/31/07        11.90        10,073           1.52              1.59            0.81           44
Year ended 10/31/06        19.15         2,759           1.66              1.77           (0.31)          47
Year ended 10/31/05        15.39         1,755           1.71              1.81           (0.65)          20
Year ended 10/31/04(e)     12.59            34           2.16(f)           3.41(f)        (1.32)(f)       29
----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(e)    (12.95)          511           1.17(d)(f)        1.17(d)(f)      0.48(d)(f)     41
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08       (41.45)      147,944           0.90(d)           0.91(d)         0.75(d)        41
Year ended 10/31/07        12.60       169,019           0.86              0.93            1.47           44
Year ended 10/31/06        20.16        29,481           0.91              1.01            0.44           47
Year ended 10/31/05        16.11        18,708           1.02              1.12            0.04           20
Year ended 10/31/04(e)     12.88         5,094           1.60(f)           2.86(f)        (0.77)(f)       29
________________________________________________________________________________________________________________
================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $341,459, $21,291, $94,114, $15,800, $485 and $180,180 for Class A, Class B, Class C,
     Class R, Class Y, and Institutional Class shares, respectively.
(e) Class A, Class B and Class C shares commenced on November 4, 2003, Class R and Institutional Class shares commenced on April 30, 2004 and Class Y shares commenced on October 3, 2008.
(f)  Annualized.


20        AIM TRIMARK SMALL COMPANIES FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM TRIMARK SMALL COMPANIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Trimark Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Small Companies Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM TRIMARK SMALL COMPANIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $724.10        $6.07       $1,018.10       $ 7.10       1.40%
---------------------------------------------------------------------------------------------------
        B            1,000.00        721.70         9.30        1,014.33        10.89       2.15
---------------------------------------------------------------------------------------------------
        C            1,000.00        721.50         9.30        1,014.33        10.89       2.15
---------------------------------------------------------------------------------------------------
        R            1,000.00        723.50         7.15        1,016.84         8.36       1.65
---------------------------------------------------------------------------------------------------
        Y            1,000.00        870.50         0.87        1,019.25         5.94       1.17
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM TRIMARK SMALL COMPANIES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        ent weight to the various factors. The
Investment Funds is required under the       comparative performance and fee data         Trustees recognized that the advisory
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       arrangements and resulting advisory fees
annually the renewal of the AIM Trimark      independent company, Lipper, Inc.            for the Fund and the other AIM Funds are
Small Companies Fund's (the Fund)            (Lipper), under the direction and            the result of years of review and
investment advisory agreement with Invesco   supervision of the independent Senior        negotiation between the Trustees and
Aim Advisors, Inc. (Invesco Aim). During     Officer who also prepares a separate         Invesco Aim, that the Trustees may focus
contract renewal meetings held on June       analysis of this information for the         to a greater extent on certain aspects of
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      these arrangements in some years than in
disinterested or "independent" Trustees,     recommendations to the Investments           others, and that the Trustees'
voting separately, approved the              Committee regarding the performance, fees    deliberations and conclusions in a
continuance of the Fund's investment         and expenses of their assigned funds. The    particular year may be based in part on
advisory agreement for another year,         Investments Committee considers each         their deliberations and conclusions of
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    these same arrangements throughout the
Board determined that the Fund's             its own recommendations regarding the        year and in prior years.
investment advisory agreement is in the      performance, fees and expenses of the AIM
best interests of the Fund and its           Funds to the full Board. The Investments     FACTORS AND CONCLUSIONS AND SUMMARY OF
shareholders and that the compensation to    Committee also considers each                INDEPENDENT WRITTEN FEE EVALUATION
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making
advisory agreement is fair and reasonable.   its annual recommendation to the Board       The discussion below serves as a summary
                                             whether to approve the continuance of each   of the Senior Officer's independent
   The independent Trustees met separately   AIM Fund's investment advisory agreement     written evaluation with respect to the
during their evaluation of the Fund's        and sub-advisory agreements for another      Fund's investment advisory agreement as
investment advisory agreement with           year.                                        well as a discussion of the material
independent legal counsel from whom they                                                  factors and related conclusions that
received independent legal advice, and the      The independent Trustees are assisted     formed the basis for the Board's approval
independent Trustees also received           in their annual evaluation of the Fund's     of the Fund's advisory investment
assistance during their deliberations from   investment advisory agreement by the         agreement and sub-advisory agreements.
the independent Senior Officer, a            independent Senior Officer. One              Unless otherwise stated, information set
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   forth below is as of June 19, 2008 and
reports directly to the independent          manage the process by which the AIM Funds'   does not reflect any changes that may have
Trustees.                                    proposed management fees are negotiated      occurred since that date, including but
                                             during the annual contract renewal process   not limited to changes to the Fund's
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      performance, advisory fees, expense
                                             manner that is at arms' length and           limitations and/or fee waivers.
The Board's Investments Committee has        reasonable. Accordingly, the Senior
established three Sub-Committees that are    Officer must either supervise a              I. Investment Advisory Agreement
responsible for overseeing the management    competitive bidding process or prepare an
of a number of the series portfolios of      independent written evaluation. The Senior      A. Nature, Extent and Quality of
the AIM Funds. This Sub-Committee            Officer has recommended that an                    Services Provided by Invesco Aim
structure permits the Trustees to focus on   independent written evaluation be provided
the performance of the AIM Funds that have   and, at the direction of the Board, has      The Board reviewed the advisory services
been assigned to them. The Sub-Committees    prepared an independent written              provided to the Fund by Invesco Aim under
meet throughout the year to review the       evaluation.                                  the Fund's investment advisory agreement,
performance of their assigned funds, and                                                  the performance of Invesco Aim in
the Sub-Committees review monthly and           During the annual contract renewal        providing these services, and the
quarterly comparative performance            process, the Board considered the factors    credentials and experience of the officers
information and periodic asset flow data     discussed below under the heading "Factors   and employees of Invesco Aim who provide
for their assigned funds. These materials    and Conclusions and Summary of Independent   these services. The Board's review of the
are prepared under the direction and         Written Fee Evaluation" in evaluating the    qualifications of Invesco Aim to provide
supervision of the independent Senior        fairness and reasonableness of the Fund's    these services included the Board's
Officer. Over the course of each year, the   investment advisory agreement and            consideration of Invesco Aim's portfolio
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      and product review process, various back
managers for their assigned funds and        renewal meetings and at their meetings       office support functions provided by
other members of management and review       throughout the year as part of their         Invesco Aim and its affiliates, and
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim's equity and fixed income
investment objective(s), policies,           investment advisory agreement and            trading operations. The Board concluded
strategies and limitations of these funds.   sub-advisory agreements were considered      that the nature, extent and quality of the
                                             separately, although the Board also          advisory services provided to the Fund by
   In addition to their meetings             considered the common interests of all of    Invesco Aim were appropriate and that
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    Invesco Aim currently is providing
meet at designated contract renewal          Board considered all of the information      satisfactory advisory services in
meetings each year to conduct an in-depth    provided to them and did not identify any    accordance with the terms of the Fund's
review of the performance, fees and          particular factor that was controlling.      investment advisory agreement. In
expenses of their assigned funds. During     Each Trustee may have evaluated the          addition, based on their ongoing meetings
the contract                                 information provided differently from one    throughout the year with the Fund's
                                             another and attributed differ-               portfolio manager or managers, the Board
                                                                                          concluded that these individuals are
                                                                                          competent and able

                                                                                                                           continued


24              AIM TRIMARK SMALL COMPANIES FUND

to continue to carry out their                  C. Advisory Fees and Fee Waivers          that the Fund's contractual advisory fee
responsibilities under the Fund's                                                         schedule includes seven breakpoints and
investment advisory agreement.               The Board compared the Fund's contractual    that the level of the Fund's advisory
                                             advisory fee rate to the contractual         fees, as a percentage of the Fund's net
   In determining whether to continue the    advisory fee rates of funds in the Fund's    assets, has decreased as net assets
Fund's investment advisory agreement, the    Lipper expense group that are not managed    increased because of the breakpoint. Based
Board considered the prior relationship      by Invesco Aim, at a common asset level      on this information, the Board concluded
between Invesco Aim and the Fund, as well    and as of the end of the past calendar       that the Fund's advisory fees
as the Board's knowledge of Invesco Aim's    year. The Board noted that the Fund's        appropriately reflect economies of scale
operations, and concluded that it was        advisory fee rate was below the median       at current asset levels. The Board also
beneficial to maintain the current           contractual advisory fee rate of funds in    noted that the Fund shares directly in
relationship, in part, because of such       its expense group. The Board also reviewed   economies of scale through lower fees
knowledge. The Board also considered the     the methodology used by Lipper in            charged by third party service providers
steps that Invesco Aim and its affiliates    determining contractual fee rates.           based on the combined size of all of the
have taken over the last several years to                                                 AIM Funds and affiliates.
improve the quality and efficiency of the       The Board also compared the Fund's
services they provide to the AIM Funds in    effective fee rate (the advisory fee after      E. Profitability and Financial
the areas of investment performance,         any advisory fee waivers and before any            Resources of Invesco Aim
product line diversification,                expense limitations/waivers) to the
distribution, fund operations, shareholder   advisory fee rates of other clients of       The Board reviewed information from
services and compliance. The Board           Invesco Aim and its affiliates with          Invesco Aim concerning the costs of the
concluded that the quality and efficiency    investment strategies comparable to those    advisory and other services that Invesco
of the services Invesco Aim and its          of the Fund, including two mutual funds      Aim and its affiliates provide to the Fund
affiliates provide to the AIM Funds in       advised by Invesco Aim. The Board noted      and the profitability of Invesco Aim and
each of these areas have generally           that the Fund's rate was below the rates     its affiliates in providing these
improved, and support the Board's approval   for two other mutual funds.                  services. The Board also reviewed
of the continuance of the Fund's                                                          information concerning the financial
investment advisory agreement.                  The Board noted that Invesco Aim has      condition of Invesco Aim and its
                                             proposed that the contractual expense        affiliates. The Board also reviewed with
   B. Fund Performance                       limitation that had been formerly            Invesco Aim the methodology used to
                                             committed to by Invesco Aim through at       prepare the profitability information. The
The Board compared the Fund's performance    least June 30, 2008 expire on such date      Board considered the overall profitability
during the past one and three calendar       and that Invesco Aim has not proposed any    of Invesco Aim, as well as the
years to the performance of funds in the     fee waivers or expense limitations for the   profitability of Invesco Aim in connection
Fund's performance group that are not        Fund. Invesco Aim advised the Board that     with managing the Fund. The Board noted
managed by Invesco Aim, and against the      the expense limitation had not resulted in   that Invesco Aim continues to operate at a
performance of all funds in the Lipper       any waivers for at least the past two        net profit, although increased expenses in
Small-Cap Core Funds Index. The Board also   fiscal years of the Fund.                    recent years have reduced the
reviewed the criteria used by Invesco Aim                                                 profitability of Invesco Aim and its
to identify the funds in the Fund's             The Board noted that Invesco Aim has      affiliates. The Board concluded that the
performance group for inclusion in the       not proposed any advisory fee waivers for    Fund's fees were fair and reasonable, and
Lipper reports. The Board noted that the     the Fund. The Board concluded that it was    that the level of profits realized by
Fund's performance was in the second         not necessary at this time to discuss with   Invesco Aim and its affiliates from
quintile of its performance group for the    Invesco Aim whether to implement any fee     providing services to the Fund was not
one and three year periods (the first        waivers or expense limitations because the   excessive in light of the nature, quality
quintile being the best performing funds     Fund's total expenses for all classes were   and extent of the services provided. The
and the fifth quintile being the worst       at or below the median total expenses of     Board considered whether Invesco Aim is
performing funds). The Board noted that      the funds in the Fund's Lipper expense       financially sound and has the resources
the Fund's performance was above the         group that are not managed by Invesco Aim.   necessary to perform its obligations under
performance of the Index for the one and                                                  the Fund's investment advisory agreement,
three year periods. The Board also              After taking account of the Fund's        and concluded that Invesco Aim has the
considered the steps Invesco Aim has taken   contractual advisory fee rate, as well as    financial resources necessary to fulfill
over the last several years to improve the   the comparative advisory fee information     these obligations.
quality and efficiency of the services       and the expiration of the expense
that Invesco Aim provides to the AIM         limitation discussed above, the Board           F. Independent Written Evaluation of
Funds. The Board concluded that Invesco      concluded that the Fund's advisory fees            the Fund's Senior Officer
Aim continues to be responsive to the        were fair and reasonable.
Board's focus on fund performance.                                                        The Board noted that, at their direction,
Although the independent written                D. Economies of Scale and Breakpoints     the Senior Officer of the Fund, who is
evaluation of the Fund's Senior Officer                                                   independent of Invesco Aim and Invesco
only considered Fund performance through     The Board considered the extent to which     Aim's affiliates, had prepared an
the most recent calendar year, the Board     there are economies of scale in Invesco      independent written evaluation to assist
also reviewed more recent Fund performance   Aim's provision of advisory services to      the Board in determining the
and this review did not change their         the Fund. The Board also considered          reasonableness of the proposed management
conclusions.                                 whether the Fund benefits from such          fees of the AIM Funds, including the Fund.
                                             economies of scale through contractual       The Board noted that they had relied upon
                                             breakpoints in the Fund's advisory fee       the Senior Officer's written evaluation
                                             schedule or through advisory fee waivers     instead of a competitive bidding process.
                                             or expense limitations. The Board noted

                                                                                                                           continued


25              AIM TRIMARK SMALL COMPANIES FUND

In determining whether to continue the       investments, although Invesco Aim has        for the Fund, as one of the Affiliated
Fund's investment advisory agreement, the    contractually agreed to waive through at     Sub-Advisers currently manages the Fund's
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       assets. The Board compared the Fund's
written evaluation.                          payable by the Fund in an amount equal to    performance during the past one and three
                                             100% of the net advisory fees Invesco Aim    calendar years to the performance of funds
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market    in the Fund's performance group that are
      and its Affiliates                     funds with respect to the Fund's             not managed by Invesco Aim, and against
                                             investment of uninvested cash, but not       the performance of all funds in the Lipper
The Board considered various other           cash collateral. The Board considered the    Small-Cap Core Funds Index. The Board also
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    reviewed the criteria used by Invesco Aim
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     to identify the funds in the Fund's
relationship with the Fund, including the    least June 30, 2009. The Board concluded     performance group for inclusion in the
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Lipper reports. The Board noted that the
affiliates for their provision of            cash and cash collateral from any            Fund's performance was in the second
administrative, transfer agency and          securities lending arrangements in the       quintile of its performance group for the
distribution services to the Fund. The       affiliated money market funds is in the      one and three year periods (the first
Board considered the performance of          best interests of the Fund and its           quintile being the best performing funds
Invesco Aim and its affiliates in            shareholders.                                and the fifth quintile being the worst
providing these services and the                                                          performing funds). The Board noted that
organizational structure employed by         II. Sub-Advisory Agreements                  the Fund's performance was above the
Invesco Aim and its affiliates to provide                                                 performance of the Index for the one and
these services. The Board also considered       A. Nature, Extent and Quality of          three year periods. The Board also
that these services are provided to the            Services Provided by Affiliated        considered the steps Invesco Aim has taken
Fund pursuant to written contracts which           Sub-Advisers                           over the last several years to improve the
are reviewed and approved on an annual                                                    quality and efficiency of the services
basis by the Board. The Board concluded      The Board reviewed the services to be        that Invesco Aim provides to the AIM
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    Funds. The Board concluded that Invesco
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          Aim continues to be responsive to the
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco    Board's focus on fund performance. The
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco    Board also reviewed more recent Fund
continue to provide these services to the    Australia Limited, Invesco Global Asset      performance and this review did not change
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong   their conclusions.
                                             Limited, Invesco Institutional (N.A.),
   The Board considered the benefits         Inc. and Invesco Senior Secured                 C. Sub-Advisory Fees
realized by Invesco Aim as a result of       Management, Inc. (collectively, the
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         The Board considered the services to be
through "soft dollar" arrangements. Under    sub-advisory agreements and the              provided by the Affiliated Sub-Advisers
these arrangements, portfolio brokerage      credentials and experience of the officers   pursuant to the sub-advisory agreements
commissions paid by the Fund and/or other    and employees of the Affiliated              and the services to be provided by Invesco
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          Aim pursuant to the Fund's investment
pay for research and execution services.     services. The Board concluded that the       advisory agreement, as well as the
The Board noted that soft dollar             nature, extent and quality of the services   allocation of fees between Invesco Aim and
arrangements shift the payment obligation    to be provided by the Affiliated             the Affiliated Sub-Advisers pursuant to
for the research and execution services      Sub-Advisers were appropriate. The Board     the sub-advisory agreements. The Board
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,      noted that the sub-advisory fees have no
therefore may reduce Invesco Aim's           which have offices and personnel that are    direct effect on the Fund or its
expenses. The Board also noted that          geographically dispersed in financial        shareholders, as they are paid by Invesco
research obtained through soft dollar        centers around the world, have been formed   Aim to the Affiliated Sub-Advisers, and
arrangements may be used by Invesco Aim in   in part for the purpose of researching and   that Invesco Aim and the Affiliated
making investment decisions for the Fund     compiling information and making             Sub-Advisers are affiliates. After taking
and may therefore benefit Fund               recommendations on the markets and           account of the Fund's contractual
shareholders. The Board concluded that       economies of various countries and           sub-advisory fee rate, as well as other
Invesco Aim's soft dollar arrangements       securities of companies located in such      relevant factors, the Board concluded that
were appropriate. The Board also concluded   countries or on various types of             the Fund's sub-advisory fees were fair and
that, based on their review and              investments and investment techniques, and   reasonable.
representations made by Invesco Aim, these   providing investment advisory services.
arrangements were consistent with            The Board concluded that the sub-advisory       D. Financial Resources of the
regulatory requirements.                     agreements will benefit the Fund and its           Affiliated Sub-Advisers
                                             shareholders by permitting Invesco Aim to
   The Board considered the fact that the    utilize the additional resources and         The Board considered whether each
Fund's uninvested cash and cash collateral   talent of the Affiliated Sub-Advisers in     Affiliated Sub-Adviser is financially
from any securities lending arrangements     managing the Fund.                           sound and has the resources necessary to
may be invested in money market funds                                                     perform its obligations under its
advised by Invesco Aim pursuant to              B. Fund Performance                       respective sub-advisory agreement, and
procedures approved by the Board. The                                                     concluded that each Affiliated Sub-Adviser
Board noted that Invesco Aim will receive    The Board did view Fund performance as a     has the financial resources necessary to
advisory fees from these affiliated money    relevant factor in considering whether to    fulfill these obligations.
market funds attributable to such            approve the sub-advisory agreements


26              AIM TRIMARK SMALL COMPANIES FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $36,962,606
     Qualified Dividend Income*                               17.20%
     Corporate Dividends Received Deduction*                  18.73%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008, and October 31, 2008 were 19.13%, 17.74%, 16.18%, and 20.72%, respectively.


27        AIM TRIMARK SMALL COMPANIES FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        1997          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2001          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2001          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2001          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2001          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2001          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM TRIMARK SMALL COMPANIES FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM TRIMARK SMALL COMPANIES FUND

Supplement to Annual Report dated 10/31/08

AIM TRIMARK SMALL COMPANIES FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The net annual Fund operating expense
                                             For periods ended 10/31/08                   ratio set forth in the most recent Fund
The following information has been                                                        prospectus as of the date of this
prepared to provide Institutional Class      Inception                            1.86%   supplement for Institutional Class
shareholders with a performance overview      1 Year                            -41.45    shares was 0.89%.(1) The total annual
specific to their holdings. Institutional    ==========================================   Fund operating expense ratio set forth
Class shares are offered exclusively to                                                   in the most recent Fund prospectus as of
institutional investors, including defined   ==========================================   the date of this supplement for
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 Institutional Class shares was 0.90%.
criteria.                                    For periods ended 9/30/08, most recent       The expense ratios presented above may
                                             calendar quarter-end                         vary from the expense ratios presented
                                                                                          in other sections of the actual report
                                             Inception                            6.45%   that are based on expenses incurred
                                              1 Year                            -26.38    during the period covered by the report.
                                             ==========================================
                                                                                             Please note that past performance is
                                             Institutional Class shares' inception date   not indicative of future results. More
                                             is April 30, 2004. Returns since that date   recent returns may be more or less than
                                             are historical returns. All other returns    those shown. All returns assume
                                             are blended returns of historical            reinvestment of distributions at NAV.
                                             Institutional Class share performance and    Investment return and principal value
                                             restated Class A share performance (for      will fluctuate so your shares, when
                                             periods prior to the inception date of       redeemed, may be worth more or less than
                                             Institutional Class shares) at net asset     their original cost. See full report for
                                             value (NAV) and reflect the Rule 12b-1       information on comparative benchmarks.
                                             fees applicable to Class A shares. Class A   Please consult your Fund prospectus for
                                             shares' inception date is November 4,        more information. For the most current
                                             2003.                                        month-end performance, please call 800
                                                                                          451 4246 or visit invescoaim.com.
                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at   (1) Total annual operating expenses less
                                             NAV. Performance of Institutional Class         any contractual fee waivers and/or
                                             shares will differ from performance of          expense reimbursements by the advisor
                                             other share classes primarily due to            in effect through at least June 30,
                                             differing sales charges and class               2009. See current prospectus for more
                                             expenses.                                       information.

==========================================
NASDAQ SYMBOL                        ATIIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   T-SCO-INS-1   Invesco Aim Distributors, Inc.                                                     --SERVICE MARK--

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $725.10        $4.34       $1,020.11       $5.08        1.00%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM TRIMARK SMALL COMPANIES FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                             invescoaim.com   T-SCO-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

      PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees                           Percentage of Fees
                                                  Billed Applicable to                         Billed Applicable to
                                                   Non-Audit Services                           Non-Audit Services
                                                  Provided for fiscal                          Provided for fiscal
                              Fees Billed for        year end 2008         Fees Billed for        year end 2007
                           Services Rendered to  Pursuant to Waiver of  Services Rendered to  Pursuant to Waiver of
                            the Registrant for        Pre-Approval       the Registrant for        Pre-Approval
                           fiscal year end 2008      Requirement(1)     fiscal year end 2007      Requirement(1)
                           --------------------  ---------------------  --------------------  ---------------------
Audit Fees                     $ 365,875                  N/A                 $ 347,451                N/A
Audit-Related Fees(2)          $   5,620                   0%                 $       0                 0%
Tax Fees(3)                    $  80,248                   0%                 $  77,633                 0%
All Other Fees                 $       0                   0%                 $       0                 0%
                               ---------                                      ---------
Total Fees                     $ 451,743                   0%                 $ 425,084                 0%

PWC billed the Registrant aggregate non-audit fees of $85,868 for the fiscal year ended 2008, and $77,633 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

-------------------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended October 31, 2008 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3) Tax fees for the fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

      PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

                           Fees Billed for Non-                            Fees Billed for Non-
                              Audit Services                                  Audit Services
                            Rendered to Invesco     Percentage of Fees      Rendered to Invesco    Percentage of Fees
                              Aim and Invesco      Billed Applicable to       Aim and Invesco     Billed Applicable to
                            Aim Affiliates for      Non-Audit Services      Aim Affiliates for     Non-Audit Services
                           fiscal year end 2008  Provided for fiscal year  fiscal year end 2007  Provided for fiscal year
                            That Were Required     end 2008 Pursuant to     That Were Required    end 2007 Pursuant to
                            to be Pre-Approved        Waiver of Pre-        to be Pre-Approved       Waiver of Pre-
                            by the Registrant's          Approval           by the Registrant's         Approval
                              Audit Committee         Requirement(1)          Audit Committee        Requirement(1)
                           --------------------  ------------------------  --------------------  -----------------------
Audit-Related Fees                  $ 0                      0%                      $ 0                   0%
Tax Fees                            $ 0                      0%                      $ 0                   0%
All Other Fees                      $ 0                      0%                      $ 0                   0%
                                    ---                                              ---
Total Fees(2)                       $ 0                      0%                      $ 0                   0%

-------------------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

  1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

            a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

            b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

  2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

  3.  Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

      - Bookkeeping or other services related to the accounting records or financial statements of the audit client

      -     Financial information systems design and implementation

      - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

      -     Actuarial services

      -     Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

      -     Management functions

      -     Human resources

      -     Broker-dealer, investment adviser, or investment banking services

      -     Legal services

      -     Expert services unrelated to the audit

      -     Any service or product provided for a contingent fee or a commission

      - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

      - Tax services for persons in financial reporting oversight roles at the Fund

      - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

         PwC advised the Funds' Audit Committee that PwC had identified two matters that required further consideration under the SEC's auditor independence rules.

         First, PwC was engaged to perform services to an affiliate of INVESCO PLC, including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. SEC rules provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. It was concluded that the services performed were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

         Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of INVESCO Nippon Warrants Fund (the "Investment."), an affiliate of INVESCO PLC, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005.

         PwC informed the Audit Committee that the second matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment, as it relates to the second matter, and that PwC did not believe either of these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor. Based upon PwC's review and discussion, the audit committee concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

            Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)    Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds

By:      -s- PHILIP A. TAYLOR
         -----------------------------------
         Philip A. Taylor
         Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      -s- PHILIP A. TAYLOR
         -----------------------------------
         Philip A. Taylor
         Principal Executive Officer

Date: January 8, 2009

By:      -s- SHERI MORRIS
         -----------------------------------
         Sheri Morris
         Principal Financial Officer

Date: January 8, 2009

                                  EXHIBIT INDEX

12(a)(1)    Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.